UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387
                                   ---------

                          Franklin Mutual Series Funds
                          ----------------------------
               (Exact name of registrant as specified in charter)

             101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                           --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 06/30/08
                          ---------

Item 1. Reports to Stockholders.


                                                                   JUNE 30, 2008

                                   (GRAPHIC)

SEMIANNUAL REPORT AND SHAREHOLDER LETTER                                   VALUE

                               MUTUAL BEACON FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Semiannual Report

Mutual Beacon Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

This semiannual report for Mutual Beacon Fund covers the period ended June 30, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Mutual Beacon Fund - Class Z had a -14.69% cumulative total return for the six months ended June 30, 2008. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -11.91% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the first half of 2008, the U.S. economy grew marginally as energy prices rose, housing prices declined, the labor situation and consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. A weaker U.S. dollar compared with most foreign currencies contributed to increased export demand, which helped the fragile economy. Also supporting the economy were inventory buildup, expanding government spending and a boost to household finances from a $168 billion government stimulus package. Many economists agreed, however, that the slowing U.S.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                              Semiannual Report | 5
economy -- which is the world's largest and accounts for roughly 25% of global gross domestic product -- could have a meaningfully negative impact on growth prospects around the world.(2) Nevertheless, growth remained relatively strong in developing economies, particularly in Asia where China-led demand continued to impact commodities' prices and related equities.

In the six months under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, as well as for precious metals, adding to global inflationary pressures. For the 12 months ended June 30, 2008, the core U.S. Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.(3) Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation, which Merrill Lynch estimated at 5.5% globally at the end of June, up from 3.5% at the beginning of 2008. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 4.25%, the European Central Bank maintained rates at 4.00%. Interest rate differentials pressured the U.S. dollar, particularly in the first quarter, but the greenback regained ground as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, however, the U.S. dollar declined versus many of the world's currencies, and the dollar's weakness contributed to higher commodities' prices, as most of these prices are set in U.S. dollars.

Many global and U.S. equity markets were volatile, and a majority of them declined over the reporting period. In this uncertain environment, U.S. Treasury prices fluctuated, and the 10-year Treasury note yield fell from 4.04% at the beginning of the period to 3.99% on June 30, 2008. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

U.S.                                       57.0%
U.K.                                        6.3%
Germany                                     4.5%
France                                      4.4%
Denmark                                     3.8%
Norway                                      2.5%
Switzerland                                 2.3%
Belgium                                     1.4%
Italy                                       1.4%
South Korea                                 1.4%
Sweden                                      1.3%
Other                                       3.7%
Short-Term Investments & Other Net Assets  10.0%

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams

(2.) Source: Global Insight.

(3.) Source: Bureau of Labor Statistics.


                              6 | Semiannual Report
and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

The Fund had disappointments during the first half of 2008. Among these were several of its European holdings, including Belgian bank Fortis, Norwegian conglomerate Orkla, and German electronics and industrial engineering firm Siemens.

Fortis shares fell more than 40% in local currency during the first half of 2008 as banks suffered globally due to the ongoing U.S. subprime mortgage crisis and deceleration of the U.S. and European economies. In addition, Fortis' stock dropped as the company unexpectedly raised capital to strengthen its balance sheet after the sale of non-core assets failed to generate expected proceeds.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/08

                                   % OF TOTAL
                                   NET ASSETS
                                   ----------
Insurance                              8.6%
Media                                  8.4%
Tobacco                                7.7%
Commercial Banks                       6.1%
Paper & Forest Products                4.2%
Industrial Conglomerates               4.1%
Food Products                          3.9%
Beverages                              3.7%
Health Care Providers & Services       3.4%
Software                               2.6%


                              Semiannual Report | 7

TOP 10 HOLDINGS
6/30/08

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY               NET ASSETS
------------------------------------   -----------
White Mountains Insurance Group Ltd.      2.6%
   INSURANCE, U.S.
Comcast Corp., A                          2.4%
   MEDIA, U.S.
Microsoft Corp.                           2.3%
   SOFTWARE, U.S.
Carlsberg AS, A & B                       2.3%
   BEVERAGES, DENMARK
Imperial Tobacco Group PLC                2.1%
   TOBACCO, U.K.
Berkshire Hathaway Inc., A & B            2.1%
   INSURANCE, U.S.
Weyerhaeuser Co.                          2.0%
   PAPER & FOREST PRODUCTS, U.S.
News Corp., A                             1.9%
   MEDIA, U.S.
Orkla ASA                                 1.7%
   INDUSTRIAL CONGLOMERATES, NORWAY
U.S. Bancorp                              1.7%
   COMMERCIAL BANKS, U.S.

Orkla reported good core operating results in 2008's first quarter while its management continued to refocus the company by selling its remaining media assets and its eastern European food operations, which had below-average profitability. However, those positive developments were offset by a 52% decline in local currency of Renewable Energy Corp. (REC), a company in which Orkla owns a stake of just under 40%. REC's stock price declined after it provided operating profit, capital expenditure and production start-up guidance for 2008 that failed to meet market expectations. The fall in REC shares contributed to a nearly 36% price decline in local currency for Orkla shares.

Siemens shares, down almost 36% in local currency during 2008's first half, were negatively impacted by an announcement of projected losses at several of its engineering projects and pressured more generally by economic deceleration. The company also announced significant charges related to legacy contracts in its energy, transport and technology divisions, the magnitude of which surprised the market.

In contrast to these disappointments, the Fund's top contributors to performance were broad equity market index put options, which allow holders to profit if the market declines within a preset period of time. The Fund initially began purchasing such options in July 2007 and liquidated the position during the first week of April 2008. Their addition to Fund performance helped offset some of the broad equity market's negative impact on other portfolio securities. Among the Fund's best performing individual stock investments were Chicago-based steel company Esmark and French transportation infrastructure company Groupe Eurotunnel.

During the period, Esmark received competing acquisition bids from Russian steelmaker Severstal and Indian conglomerate Essar. Esmark reached a deal with Severstal in June, and it is expected to close in the third quarter.

The Fund also benefited from its investments in Groupe Eurotunnel, which owns and operates the undersea English Channel Tunnel, or Chunnel, and its rail link between France and England. The company posted strong operating results and also completed a comprehensive debt restructuring. Mutual Series portfolio managers actively participated on the creditor committee that negotiated Groupe Eurotunnel's restructuring transaction. Overall, the Fund's investment appreciated more than 17% during the period.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2008, the Fund benefited slightly by not being fully hedged.


                              8 | Semiannual Report

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL J. EMBLER)


/s/ Michael J. Embler
Michael J. Embler
Co-Portfolio Manager

(PHOTO OF CHRISTIAN CORREA)


/s/ Christian Correa
Christian Correa, CFA
Co-Portfolio Manager

Mutual Beacon Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

MICHAEL EMBLER, Chief Investment Officer for Franklin Mutual Advisers, LLC, has been portfolio manager for Mutual Beacon Fund since 2005. He also manages another fund for Franklin Mutual Advisers, and has been a member of the management team of the Mutual Series Funds since 2001. Before joining Franklin Templeton Investments in 2001, he was Managing Director and portfolio manager at Nomura Holding America, Inc.

CHRISTIAN CORREA has been co-portfolio manager for Mutual Beacon Fund since 2007. He has been an analyst for Franklin Mutual Advisers since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.


                              Semiannual Report | 9

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: BEGRX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$2.31    $13.42     $15.73

CLASS A (SYMBOL: TEBIX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$2.31    $13.31     $15.62

CLASS B (SYMBOL: TEBBX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$2.29    $12.90     $15.19

CLASS C (SYMBOL: TEMEX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$2.34    $13.13     $15.47


                             10 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS Z                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(2)               -14.69%          -19.86%   +55.42%   +101.39%
Average Annual Total Return(3)           -14.69%          -19.86%    +9.22%     +7.25%
Value of $10,000 Investment(4)          $ 8,531          $ 8,014   $15,542   $ 20,139
   Total Annual Operating Expenses(5)             0.82%

CLASS A                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(2)               -14.79%          -20.13%   +52.81%   +94.69%
Average Annual Total Return(3)           -19.67%          -24.72%    +7.56%    +6.26%
Value of $10,000 Investment(4)          $ 8,033          $ 7,528   $14,397   $18,346
   Total Annual Operating Expenses(5)             1.14%

                                                                             INCEPTION
CLASS B                                 6-MONTH           1-YEAR    5-YEAR    (1/1/99)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(2)               -15.08%          -20.69%   +47.84%    +98.98%
Average Annual Total Return(3)           -18.47%          -23.63%    +7.84%     +7.51%
Value of $10,000 Investment(4)          $ 8,153          $ 7,637   $14,584    $19,898
   Total Annual Operating Expenses(5)             1.81%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(2)               -15.13%          -20.73%   +47.77%   +82.28%
Average Annual Total Return(3)           -15.97%          -21.47%    +8.12%    +6.19%
Value of $10,000 Investment(4)          $ 8,403          $ 7,853   $14,777   $18,228
   Total Annual Operating Expenses(5)             1.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                             Semiannual Report | 11

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 1/1/08       VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
                                           -----------------   --------------   ----------------------
CLASS Z
Actual                                           $1,000          $  853.10               $3.82
Hypothetical (5% return before expenses)         $1,000          $1,020.74               $4.17
CLASS A
Actual                                           $1,000          $  852.10               $5.16
Hypothetical (5% return before expenses)         $1,000          $1,019.29               $5.62
CLASS B
Actual                                           $1,000          $  849.20               $8.41
Hypothetical (5% return before expenses)         $1,000          $1,015.76               $9.17
CLASS C
Actual                                           $1,000          $  848.70               $8.41
Hypothetical (5% return before expenses)         $1,000          $1,015.76               $9.17

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.83%; A: 1.12%; B: 1.83%; and C: 1.83%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             14 | Semiannual Report

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2008   ----------------------------------------------------------------------
CLASS Z                                      (UNAUDITED)       2007             2006           2005           2004          2003
-------                                   ----------------  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period...    $    15.73       $    16.71     $    15.52     $    15.94     $    14.40     $    11.31
                                           ----------       ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ...........          0.18             0.51           0.26           0.31           0.30           0.19
   Net realized and unrealized gains
   (losses) ...........................         (2.49)              --           2.91           1.16           1.76           3.13
                                           ----------       ----------     ----------     ----------     ----------     ----------
Total from investment operations ......         (2.31)            0.51           3.17           1.47           2.06           3.32
                                           ----------       ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income ..............            --            (0.57)         (0.28)         (0.30)         (0.37)         (0.23)
   Net realized gains .................            --            (0.92)         (1.70)         (1.59)         (0.15)            --
                                           ----------       ----------     ----------     ----------     ----------     ----------
Total distributions ...................            --            (1.49)         (1.98)         (1.89)         (0.52)         (0.23)
                                           ----------       ----------     ----------     ----------     ----------     ----------
Redemption fees .......................            --(c)            --(c)          --(c)          --(c)          --(c)          --
                                           ----------       ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ........    $    13.42       $    15.73     $    16.71     $    15.52     $    15.94     $    14.40
                                           ==========       ==========     ==========     ==========     ==========     ==========
Total return(d) .......................        (14.69)%           3.03%         20.98%          9.25%         14.52%         29.44%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ...........................          0.83%(g)         0.82%(g)       0.85%(g)       0.89%(g)       0.83%(g)       0.86%
Expenses - excluding dividend expense
   on securities sold short ...........          0.82%(g)         0.81%(g)       0.82%(g)       0.84%(g)       0.82%(g)       0.83%
Net investment income .................          2.49%            2.89%          1.59%          1.91%          1.99%          1.48%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $3,172,529       $3,883,935     $3,925,029     $3,433,665     $3,359,389     $3,112,212
Portfolio turnover rate ...............         20.99%           49.84%         40.72%         35.36%         29.17%         49.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Mutual Beacon Fund

                                       SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2008   --------------------------------------------------------------------
CLASS A                                   (UNAUDITED)        2007           2006          2005          2004          2003
-------                                ----------------  ----------      ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................    $    15.62       $    16.61     $    15.44    $    15.87    $    14.34    $    11.27
                                         ----------       ----------     ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) .........          0.16             0.45           0.21          0.26          0.25          0.14
   Net realized and unrealized gains
      (losses) ......................         (2.47)              --           2.90          1.15          1.75          3.12
                                         ----------       ----------     ----------    ----------    ----------    ----------
Total from investment operations ....         (2.31)            0.45           3.11          1.41          2.00          3.26
                                         ----------       ----------     ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ............            --            (0.52)         (0.24)        (0.25)        (0.32)        (0.19)
   Net realized gains ...............            --            (0.92)         (1.70)        (1.59)        (0.15)           --
                                         ----------       ----------     ----------    ----------    ----------    ----------
Total distributions .................            --            (1.44)         (1.94)        (1.84)        (0.47)        (0.19)
                                         ----------       ----------     ----------    ----------    ----------    ----------
Redemption fees .....................            --(c)            --(c)          --(c)         --(c)         --(c)         --
                                         ----------       ----------     ----------    ----------    ----------    ----------
Net asset value, end of period ......    $    13.31       $    15.62     $    16.61    $    15.44    $    15.87    $    14.34
                                         ==========       ==========     ==========    ==========    ==========    ==========
Total return(d) .....................        (14.79)%           2.67%         20.65%         8.89%        14.13%        28.99%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .........................          1.12%(g)         1.14%(g)      1.15%(g)      1.22%(g)      1.18%(g)      1.21%
Expenses - excluding dividend expense
   on securities sold short .........          1.11%(g)         1.13%(g)      1.12%(g)      1.17%(g)      1.17%(g)      1.18%
Net investment income ...............          2.20%            2.57%          1.29%         1.58%         1.64%         1.13%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...    $2,311,468       $2,654,731     $2,176,658    $1,633,022    $1,462,133    $1,301,620
Portfolio turnover rate .............         20.99%           49.84%         40.72%        35.36%        29.17%        49.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual Beacon Fund

                                        SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2008    ----------------------------------------------------------------
CLASS B                                    (UNAUDITED)       2007          2006          2005          2004          2003
-------                                 ----------------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $  15.19        $  16.17      $  15.09      $  15.54      $  14.06      $  11.07
                                           --------        --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) .........          0.10            0.32          0.10          0.14          0.15          0.05
   Net realized and unrealized gains
      (losses) ......................         (2.39)           0.01          2.80          1.14          1.71          3.06
                                           --------        --------      --------      --------      --------      --------
Total from investment operations ....         (2.29)           0.33          2.90          1.28          1.86          3.11
                                           --------        --------      --------      --------      --------      --------
Less distributions from:
   Net investment income ............            --           (0.39)        (0.12)        (0.14)        (0.23)        (0.12)
   Net realized gains ...............            --           (0.92)        (1.70)        (1.59)        (0.15)           --
                                           --------        --------      --------      --------      --------      --------
Total distributions .................            --           (1.31)        (1.82)        (1.73)        (0.38)        (0.12)
                                           --------        --------      --------      --------      --------      --------
Redemption fees .....................            --(c)           --(c)         --(c)         --(c)         --(c)         --
                                           --------        --------      --------      --------      --------      --------
Net asset value, end of period ......      $  12.90        $  15.19      $  16.17      $  15.09      $  15.54      $  14.06
                                           ========        ========      ========      ========      ========      ========
Total return(d) .....................        (15.08)%          1.95%        19.86%         8.17%        13.32%        28.22%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .........................          1.83%(g)        1.81%(g)      1.85%(g)      1.89%(g)      1.83%(g)      1.86%
Expenses - excluding dividend expense
   on securities sold short .........          1.82%(g)        1.80%(g)      1.82%(g)      1.84%(g)      1.82%(g)      1.83%
Net investment income ...............          1.49%           1.90%         0.59%         0.91%         0.99%         0.48%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $127,768        $171,628      $199,461      $186,169      $186,840      $155,572
Portfolio turnover rate .............         20.99%          49.84%        40.72%        35.36%        29.17%        49.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual Beacon Fund

                                        SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2008    ----------------------------------------------------------------
CLASS C                                    (UNAUDITED)       2007          2006          2005          2004          2003
-------                                 ----------------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $  15.47        $  16.46      $  15.33      $  15.77      $  14.26      $  11.22
                                           --------        --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) .........          0.10            0.33          0.10          0.15          0.14          0.06
   Net realized and unrealized gains
      (losses) ......................         (2.44)             --          2.85          1.14          1.74          3.09
                                           --------        --------      --------      --------      --------      --------
Total from investment operations ....         (2.34)           0.33          2.95          1.29          1.88          3.15
                                           --------        --------      --------      --------      --------      --------
Less distributions from:
   Net investment income ............            --           (0.40)        (0.12)        (0.14)        (0.23)        (0.11)
   Net realized gains ...............            --           (0.92)        (1.70)        (1.59)        (0.14)           --
                                           --------        --------      --------      --------      --------      --------
Total distributions .................            --           (1.32)        (1.82)        (1.73)        (0.37)        (0.11)
                                           --------        --------      --------      --------      --------      --------
Redemption fees .....................            --(c)           --(c)         --(c)         --(c)         --(c)         --
                                           --------        --------      --------      --------      --------      --------
Net asset value, end of period ......      $  13.13        $  15.47      $  16.46      $  15.33      $  15.77      $  14.26
                                           ========        ========      ========      ========      ========      ========
Total return(d) ....................         (15.13)%          1.99%        19.84%         8.12%        13.39%        28.24%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .........................          1.83%(g)        1.81%(g)      1.85%(g)      1.89%(g)      1.83%(g)      1.86%
Expenses - excluding dividend expense
   on securities sold short .........          1.82%(g)        1.80%(g)      1.82%(g)      1.84%(g)      1.82%(g)      1.83%
Net investment income ...............          1.49%           1.90%         0.59%         0.91%         0.99%         0.48%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $692,889        $875,060      $825,234      $697,400      $658,813      $579,825
Portfolio turnover rate .............         20.99%          49.84%        40.72%        35.36%        29.17%        49.61%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect the contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS              VALUE
                                                                            --------------   --------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 86.4%
          AIR FREIGHT & LOGISTICS 1.2%
          Deutsche Post AG ..............................................       Germany            2,364,674        $   61,548,063
          TNT NV ........................................................     Netherlands            474,002            16,211,017
                                                                                                                    --------------
                                                                                                                        77,759,080
                                                                                                                    --------------
          AIRLINES 0.2%
      (a) ACE Aviation Holdings Inc., A .................................       Canada               920,863            14,485,080
   (a, b) ACE Aviation Holdings Inc., A, 144A ...........................       Canada                46,508               731,566
   (a, c) Northwest Airlines Corp., Contingent Distribution .............    United States        35,952,000               224,700
                                                                                                                    --------------
                                                                                                                        15,441,346
                                                                                                                    --------------
          AUTO COMPONENTS 0.3%
(a, c, d) Collins & Aikman Products Co., Contingent Distribution ........    United States         1,506,604                    --
      (a) Dana Holding Corp. ............................................    United States           612,004             3,274,221
   (a, c) Dana Holding Corp., Contingent Distribution ...................    United States        16,890,000             1,224,525
      (a) Goodyear Tire & Rubber Co. ....................................    United States           673,549            12,009,379
                                                                                                                    --------------
                                                                                                                        16,508,125
                                                                                                                    --------------
          AUTOMOBILES 0.8%
          Daimler AG ....................................................       Germany              444,830            27,456,830
(a, e, f) International Automotive Components Group Brazil LLC ..........       Brazil             2,387,711             9,837,128
(a, e, f) International Automotive Components Group Japan LLC ...........        Japan               378,194             2,198,666
(a, e, f) International Automotive Components Group LLC .................     Luxembourg          10,149,082             7,930,493
(a, e, f) International Automotive Components Group NA LLC, A ...........    United States         6,469,827             4,943,594
                                                                                                                    --------------
                                                                                                                        52,366,711
                                                                                                                    --------------
          BEVERAGES 3.7%
          Anheuser-Busch Cos. Inc. ......................................    United States           642,192            39,892,967
          Brown-Forman Corp., A .........................................    United States           308,260            23,433,925
          Brown-Forman Corp., B .........................................    United States           362,618            27,403,043
          Carlsberg AS, A ...............................................       Denmark               74,900             7,227,165
          Carlsberg AS, B ...............................................       Denmark            1,417,508           136,926,209
                                                                                                                    --------------
                                                                                                                       234,883,309
                                                                                                                    --------------
          BUILDING PRODUCTS 0.0%(g)
          Armstrong World Industries Inc. ...............................    United States               757                22,120
   (a, c) Armstrong World Industries Inc., Contingent Distribution ......    United States         2,583,000                12,915
                                                                                                                    --------------
                                                                                                                            35,035
                                                                                                                    --------------
          CHEMICALS 0.2%
(a, c, d) Dow Corning Corp., Contingent Distribution ....................    United States        23,723,548             3,149,637
          Huntsman Corp. ................................................    United States         1,011,460            11,530,644
                                                                                                                    --------------
                                                                                                                        14,680,281
                                                                                                                    --------------
          COMMERCIAL BANKS 6.1%
          Banco Popolare SpA ............................................        Italy             2,450,074            43,516,962
          BNP Paribas SA ................................................       France               727,050            65,872,539
          Danske Bank AS ................................................       Denmark            1,524,804            44,106,699
(a, f, h) FE Capital Holdings Ltd. ......................................        Japan                35,242             3,800,022
(a, f, h) First Chicago Bancorp .........................................    United States         1,157,143            16,200,002
          Intesa Sanpaolo SpA ...........................................        Italy             7,552,024            43,136,117
   (a, f) NCB Warrant Holdings Ltd., A ..................................        Japan               163,895             1,602,068


                             Semiannual Report | 19

Mutual Beacon Fund

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS              VALUE
                                                                            --------------   --------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMERCIAL BANKS (CONTINUED)
          Societe Generale, A ...........................................       France               224,132        $   19,512,851
          Svenska Handelsbanken AB, A ...................................       Sweden               702,960            16,745,756
      (i) U.S. Bancorp ..................................................    United States         3,787,160           105,623,892
          Wells Fargo & Co. .............................................    United States           905,530            21,506,338
                                                                                                                    --------------
                                                                                                                       381,623,246
                                                                                                                    --------------
          COMMERCIAL SERVICES & SUPPLIES 0.0%(g)
      (a) Comdisco Holding Co. Inc. .....................................    United States             1,202                11,479
   (a, c) Comdisco Holding Co. Inc., Contingent Distribution ............    United States        54,914,113                    --
                                                                                                                    --------------
                                                                                                                            11,479
                                                                                                                    --------------
          COMMUNICATIONS EQUIPMENT 1.7%
          Motorola Inc. .................................................    United States         5,287,933            38,813,428
          Telefonaktiebolaget LM Ericsson, B ............................       Sweden             4,881,885            50,894,334
          Telefonaktiebolaget LM Ericsson, B, ADR .......................       Sweden             1,448,000            15,059,200
                                                                                                                    --------------
                                                                                                                       104,766,962
                                                                                                                    --------------
          COMPUTERS & PERIPHERALS 1.8%
(a, f, h) DecisionOne Corp. .............................................    United States         1,142,353                    --
(a, f, h) DecisionOne Corp., wts., 6/08/17 ..............................    United States           627,237                    --
      (a) Dell Inc. .....................................................    United States         4,187,940            91,632,127
      (a) Lexmark International Inc., A .................................    United States           664,600            22,217,578
                                                                                                                    --------------
                                                                                                                       113,849,705
                                                                                                                    --------------
          CONSUMER FINANCE 1.8%
          American Express Co. ..........................................    United States           650,540            24,505,842
   (a, f) Cerberus CG Investor I LLC ....................................    United States        20,610,629            10,732,177
   (a, f) Cerberus CG Investor II LLC ...................................    United States        20,610,629            10,732,177
   (a, f) Cerberus CG Investor III LLC ..................................    United States        10,305,315             5,366,089
   (a, f) Cerberus FIM Investors Auto Finance LLC .......................    United States         5,706,149             1,903,554
   (a, f) Cerberus FIM Investors Commercial Finance LLC .................    United States           475,305               158,560
   (a, f) Cerberus FIM Investors Commercial Mortgage LLC ................    United States           890,886               297,197
   (a, f) Cerberus FIM Investors Insurance LLC ..........................    United States         4,357,377             1,453,607
   (a, f) Cerberus FIM Investors Rescap LLC .............................    United States         8,112,533             2,706,316
      (a) SLM Corp. .....................................................    United States         2,785,220            53,894,007
                                                                                                                    --------------
                                                                                                                       111,749,526
                                                                                                                    --------------
          CONTAINERS & PACKAGING 0.6%
          Temple-Inland Inc. ............................................    United States         3,074,547            34,650,145
                                                                                                                    --------------
          DIVERSIFIED CONSUMER SERVICES 0.3%
          Hillenbrand Inc. ..............................................    United States           889,128            19,027,339
                                                                                                                    --------------
          DIVERSIFIED FINANCIAL SERVICES 1.6%
          CIT Group Inc. ................................................    United States         1,677,000            11,420,370
          Fortis ........................................................       Belgium            5,623,830            90,058,229
      (a) Fortis VVPR Strip .............................................       Belgium            2,249,532                35,421
   (a, c) Marconi Corp., Contingent Distribution ........................   United Kingdom        42,651,300                    --
                                                                                                                    --------------
                                                                                                                       101,514,020
                                                                                                                    --------------


                             20 | Semiannual Report

Mutual Beacon Fund

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS              VALUE
                                                                            --------------   --------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
(a, e, f) AboveNet Inc ..................................................    United States           466,432        $   23,321,600
(a, e, f) AboveNet Inc., stock grant, grant price $20.95, expiration date
             9/09/13 ....................................................    United States               613                17,072
(a, e, f) AboveNet Inc., wts., 9/08/08 ..................................    United States            16,857               539,424
(a, e, f) AboveNet Inc., wts., 9/08/10 ..................................    United States            19,829               571,075
(a, c, d) Global Crossing Holdings Ltd., Contingent Distribution ........    United States        60,632,757                    --
          Telefonica SA .................................................        Spain             1,317,275            35,012,180
      (a) TW Telecom Inc., A ............................................    United States         3,001,430            48,112,923
                                                                                                                    --------------
                                                                                                                       107,574,274
                                                                                                                    --------------
          ELECTRIC UTILITIES 0.9%
          Exelon Corp. ..................................................    United States           575,350            51,758,486
          Iberdrola SA, Br. .............................................        Spain               512,298             6,864,715
                                                                                                                    --------------
                                                                                                                        58,623,201
                                                                                                                    --------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
          Tyco Electronics Ltd. .........................................    United States         1,705,745            61,099,786
                                                                                                                    --------------
          ENERGY EQUIPMENT & SERVICES 2.1%
      (a) Exterran Holding Inc. .........................................    United States           360,110            25,744,264
      (a) Pride International Inc. ......................................    United States           560,490            26,505,572
          Seadrill Ltd. .................................................       Bermuda            1,440,060            44,049,127
   (a, i) Transocean Inc. ...............................................    United States           232,300            35,400,197
                                                                                                                    --------------
                                                                                                                       131,699,160
                                                                                                                    --------------
          FOOD & STAPLES RETAILING 2.5%
          Carrefour SA ..................................................        France            1,069,252            60,543,848
          CVS Caremark Corp. ............................................    United States         2,408,574            95,307,273
                                                                                                                    --------------
                                                                                                                       155,851,121
                                                                                                                    --------------
          FOOD PRODUCTS 3.9%
          Cadbury PLC ...................................................   United Kingdom         2,878,407            36,270,755
      (h) Farmer Brothers Co. ...........................................    United States         1,033,896            21,866,900
          Groupe Danone .................................................       France               764,690            53,702,009
      (a) Lighthouse Caledonia ASA ......................................       Norway               134,273               158,223
   (a, j) Marine Harvest ................................................       Norway            72,384,735            53,167,624
          Nestle SA .....................................................     Switzerland          1,752,350            79,185,978
                                                                                                                    --------------
                                                                                                                       244,351,489
                                                                                                                    --------------
          HEALTH CARE EQUIPMENT & SUPPLIES 0.4%
          Hill-Rom Holdings Inc. ........................................    United States           889,128            23,988,673
                                                                                                                    --------------
          HEALTH CARE PROVIDERS & SERVICES 3.4%
      (a) Community Health Systems Inc. .................................    United States         1,692,360            55,814,033
   (a, f) Kindred Healthcare Inc. .......................................    United States         1,639,289            44,788,654
   (a, f) Kindred Healthcare Inc., stock grants:
             grant price $18.15, expiration date 7/17/11 ................    United States             5,731                52,565
             grant price $19.87, expiration date 1/01/12 ................    United States             1,720                12,817
             grant price $6.94, expiration date 1/01/13 .................    United States             1,710                34,853
             grant price $19.87, expiration date 1/01/14 ................    United States             1,702                12,683
             grant price $21.33, expiration date 1/10/15 ................    United States             1,064                 6,376


                             Semiannual Report | 21

Mutual Beacon Fund

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS              VALUE
                                                                            --------------   --------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
   (a, f) Kindred Healthcare Inc., stock grants: (continued)
             grant price $22.08, expiration date 1/10/16 ................    United States               709        $        3,717
             grant price $19.40, expiration date 1/10/17 ................    United States               354                 2,804
      (a) PharMerica Inc. ...............................................    United States           600,019            13,554,429
          Quest Diagnostics Inc. ........................................    United States           938,540            45,491,034
      (a) Tenet Healthcare Corp. ........................................    United States         9,752,777            54,225,440
                                                                                                                    --------------
                                                                                                                       213,999,405
                                                                                                                    --------------
          HOTELS, RESTAURANTS & LEISURE 0.0%g
      (a) Trump Entertainment Resorts Inc ...............................    United States           895,133             1,709,704
                                                                                                                    --------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.4%
          Constellation Energy Group ....................................    United States         1,105,426            90,755,475
                                                                                                                    --------------
          INDUSTRIAL CONGLOMERATES 4.1%
          Koninklijke Philips Electronics NV ............................     Netherlands            939,100            31,954,856
      (e) Orkla ASA .....................................................       Norway             8,348,283           107,226,856
          Siemens AG ....................................................       Germany              738,980            81,591,489
          Tyco International Ltd. .......................................    United States           935,315            37,450,013
                                                                                                                    --------------
                                                                                                                       258,223,214
                                                                                                                    --------------
          INSURANCE 8.6%
      (a) Alleghany Corp. ...............................................    United States           173,003            57,445,646
          Allianz SE ....................................................       Germany              244,340            43,017,531
          American International Group Inc. .............................    United States           630,930            16,694,408
      (a) Berkshire Hathaway Inc., A ....................................    United States               741            89,475,750
      (a) Berkshire Hathaway Inc., B ....................................    United States            10,755            43,149,060
          Hartford Financial Services Group Inc. ........................    United States           348,410            22,496,834
          Old Republic International Corp. ..............................    United States         1,800,972            21,323,509
   (a, f) Olympus Re Holdings Ltd. ......................................    United States           106,700               322,607
          Prudential Financial Inc. .....................................    United States           429,840            25,678,642
      (f) Symetra Financial .............................................    United States         4,450,920            58,129,015
          White Mountains Insurance Group Ltd. ..........................    United States           383,121           164,358,909
                                                                                                                    --------------
                                                                                                                       542,091,911
                                                                                                                    --------------
          IT SERVICES 1.7%
      (a) Alliance Data Systems Corp. ...................................    United States           906,740            51,276,147
      (a) DST Systems Inc. ..............................................    United States           403,219            22,197,206
          Electronic Data Systems Corp. .................................    United States         1,441,130            35,509,443
                                                                                                                    --------------
                                                                                                                       108,982,796
                                                                                                                    --------------
          LEISURE EQUIPMENT & PRODUCTS 1.6%
          Eastman Kodak Co. .............................................    United States         2,450,015            35,353,716
          Mattel Inc. ...................................................    United States         3,704,432            63,419,876
                                                                                                                    --------------
                                                                                                                        98,773,592
                                                                                                                    --------------
          MACHINERY 0.0%
   (a, f) Motor Coach Industries International Inc., wts., 5/27/09 ......    United States                 6                    --
                                                                                                                    --------------
          MARINE 0.8%
          A.P. Moller - Maersk AS .......................................       Denmark                4,291            52,548,034
                                                                                                                    --------------


                             22 | Semiannual Report

Mutual Beacon Fund

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS              VALUE
                                                                            --------------   --------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MEDIA 8.4%
      (a) Adelphia Recovery Trust .......................................    United States        48,268,724        $    2,413,436
   (a, c) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
             Contingent Distribution ....................................    United States         6,161,087             2,649,267
   (a, c) Century Communications Corp., Contingent Distribution .........    United States        16,986,000                    --
          Comcast Corp., A ..............................................    United States         8,218,025           154,170,149
      (a) Liberty Media Corp-Entertainment, Series A ....................    United States            75,335             1,825,367
          News Corp., A .................................................    United States         7,966,387           119,814,460
      (a) Time Warner Cable Inc., A .....................................    United States         1,830,954            48,483,662
          Time Warner Inc. ..............................................    United States         5,961,920            88,236,416
   (a, d) TVMAX Holdings Inc. ...........................................    United States           133,855                    --
      (a) Viacom Inc., B ................................................    United States         1,622,840            49,561,534
          Virgin Media Inc. .............................................   United Kingdom         4,420,350            60,160,964
                                                                                                                    --------------
                                                                                                                       527,315,255
                                                                                                                    --------------
          METALS & MINING 1.8%
          Alcoa Inc. ....................................................    United States         1,083,040            38,577,885
(a, f, h) Esmark Inc. ...................................................    United States         3,954,729            68,052,977
(a, f, h) PMG LLC .......................................................    United States            29,737             8,475,058
                                                                                                                    --------------
                                                                                                                       115,105,920
                                                                                                                    --------------
          MULTI-UTILITIES 2.1%
          Energy East Corp. .............................................    United States         1,421,030            35,127,862
   (a, c) NorthWestern Corp., Contingent Distribution ...................    United States        11,863,900               870,784
          Puget Energy Inc. .............................................    United States           927,650            22,254,323
          RWE AG ........................................................       Germany              566,745            71,347,117
                                                                                                                    --------------
                                                                                                                       129,600,086
                                                                                                                    --------------
          PAPER & FOREST PRODUCTS 4.2%
      (a) Domtar Corp. ..................................................    United States         9,496,004            51,753,222
          International Paper Co. .......................................    United States         2,181,840            50,836,872
          MeadWestvaco Corp. ............................................    United States         1,560,233            37,195,955
          Weyerhaeuser Co. ..............................................    United States         2,468,965           126,262,870
                                                                                                                    --------------
                                                                                                                       266,048,919
                                                                                                                    --------------
          PHARMACEUTICALS 1.0%
          Novartis AG ...................................................     Switzerland          1,185,468            65,279,075
                                                                                                                    --------------
          REAL ESTATE 2.2%
      (a) Alexander's Inc. ..............................................    United States            38,800            12,051,280
      (d) Canary Wharf Group PLC ........................................   United Kingdom        10,069,634            78,225,815
      (j) The St. Joe Co. ...............................................    United States           726,998            24,950,571
          Ventas Inc. ...................................................    United States           608,900            25,920,873
                                                                                                                    --------------
                                                                                                                       141,148,539
                                                                                                                    --------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.0%
      (a) LSI Corp. .....................................................    United States        10,548,673            64,768,852
                                                                                                                    --------------
          SOFTWARE 2.6%
          Microsoft Corp. ...............................................    United States         5,372,610           147,800,501
      (a) Take-Two Interactive Software Inc. ............................    United States           623,310            15,938,037
                                                                                                                    --------------
                                                                                                                       163,738,538
                                                                                                                    --------------


                             Semiannual Report | 23

Mutual Beacon Fund

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS              VALUE
                                                                            --------------   --------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          THRIFTS & MORTGAGE FINANCE 0.6%
          People's United Financial Inc. ................................    United States         1,692,640        $   26,405,184
          Washington Mutual Inc. ........................................    United States         2,711,800            12,940,970
                                                                                                                    --------------
                                                                                                                        39,346,154
                                                                                                                    --------------
          TOBACCO 7.7%
          Altria Group Inc. .............................................    United States         2,138,378            43,965,052
          British American Tobacco PLC ..................................   United Kingdom         2,620,106            90,774,175
          Imperial Tobacco Group PLC ....................................   United Kingdom         3,583,024           133,557,221
          Japan Tobacco Inc. ............................................        Japan                12,406            52,935,694
          KT&G Corp. ....................................................     South Korea          1,007,362            86,634,095
      (k) Reynolds American Inc. ........................................    United States         1,608,714            75,078,682
                                                                                                                    --------------
                                                                                                                       482,944,919
                                                                                                                    --------------
          TRANSPORTATION INFRASTRUCTURE 0.0%g
      (a) Groupe Eurotunnel SA, wts., 12/30/11 ..........................       France             1,570,655               643,020
                                                                                                                    --------------
          WIRELESS TELECOMMUNICATION SERVICES 0.4%
          Sprint Nextel Corp. ...........................................    United States         2,478,870            23,549,265
                                                                                                                    --------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $5,111,763,963) ......................................                                            5,448,626,686
                                                                                                                    --------------
          PREFERRED STOCKS 0.1%
          AUTO COMPONENTS 0.1%
      (f) Dana Holding Corp., 4.00%, cvt. pfd., B .......................    United States            60,625             5,961,456
                                                                                                                    --------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%g
      (f) PTV Inc., 10.00%, pfd., A .....................................   United Kingdom           114,246                57,123
                                                                                                                    --------------
          TOTAL PREFERRED STOCKS (COST $6,222,444)                                                                       6,018,579
                                                                                                                    --------------

                                                                                              PRINCIPAL AMOUNT(l)
                                                                                             --------------------
          CORPORATE BONDS & NOTES 3.2%
      (b) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ........      Canada              1,993,000 CAD         1,914,186
      (f) Cerberus CG Investor I LLC, 12.00%, 7/31/14 ...................    United States        18,089,600             9,419,450
      (f) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ..................    United States        18,089,600             9,419,450
      (f) Cerberus CG Investor III LLC, 12.00%, 7/31/14 .................    United States         9,044,800             4,709,725
      (f) Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 .....    United States        17,106,799             5,706,775
      (f) Cerberus FIM Investors Commercial Finance LLC, 12.00%,
             11/22/13 ...................................................    United States         1,425,915               475,681
      (f) Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
             11/22/13 ...................................................    United States         2,672,657               891,590
      (f) Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ........    United States        13,072,130             4,360,822
      (f) Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ...........    United States        24,337,605             8,118,949
   (f, h) DecisionOne Corp.,
             12.00%, 4/15/10 ............................................    United States         1,440,958             1,440,958
      (m) FRN, 7.25%, 5/12/09 ...........................................    United States           263,440               263,440


                             24 | Semiannual Report

Mutual Beacon Fund

                                                                                COUNTRY       PRINCIPAL AMOUNT(l)        VALUE
                                                                            --------------   --------------------   --------------
          CORPORATE BONDS & NOTES (CONTINUED)
          Groupe Eurotunnel SA, cvt., sub. bond,
             NRS I, T1, 3.00%, 7/28/08 ..................................       France                21,700 EUR    $       84,818
             NRS I, T1, 3.00%, 7/28/08 ..................................       France                24,211 GBP           129,273
             NRS I, T2, 3.00%, 7/28/09 ..................................       France                21,700 EUR            83,109
             NRS I, T2, 3.00%, 7/28/09 ..................................       France                24,211 GBP           126,861
             NRS I, T3, 3.00%, 7/28/10 ..................................       France             5,574,500 EUR        20,911,029
             NRS I, T3, 3.00%, 7/28/10 ..................................       France             5,182,586 GBP        26,639,484
             NRS II, 6.00%, 7/28/10 .....................................       France             5,620,600 EUR        12,298,504
             NRS II, 6.00%, 7/28/10 .....................................       France             6,686,123 GBP        18,451,280
      (b) Indianapolis Downs LLC,
          senior secured note, 144A, 11.00%, 11/01/12 ...................    United States         6,400,000             5,856,000
      (n) senior secured sub. note, 144A, PIK, 15.50%, 11/01/13 .........    United States        23,283,299            22,235,551
   (e, f) International Automotive Components Group NA LLC, 9.00%,
             4/01/17 ....................................................    United States         1,947,800             1,947,800
   (f, m) Pontus I LLC, junior note, 144A, FRN,
             5.231%, 7/24/09 ............................................    United States         8,138,304             6,983,236
             5.685%, 7/24/09 ............................................    United States         7,351,376             8,825,634
             6.475%, 7/24/09 ............................................    United States         7,159,748             6,157,150
   (f, m) Pontus II Trust, junior note, 144A, FRN, 6.475%, 6/25/09 ......    United States         3,579,830             3,078,537
      (m) Realogy Corp., FRN,
      (o)    4.721%, 4/10/13 ............................................    United States         3,755,409             3,163,932
             Delayed Draw Term B Loan, 5.71%, 10/10/13 ..................    United States           862,505               736,209
             Initial Term Loan B, 5.475%, 10/10/13 ......................    United States         4,763,604             4,066,074
             Synthetic Letter of Credit, 2.30%, 10/10/13 ................    United States         1,282,467             1,094,676
          Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..............    United States        17,380,260            10,906,113
   (d, n) TVMAX Holdings Inc., PIK,
             11.50%, 9/30/08 ............................................    United States           453,085               317,160
             14.00%, 9/30/08 ............................................    United States           920,740               644,518
                                                                                                                    --------------
          TOTAL CORPORATE BONDS & NOTES (COST $254,685,278) .............                                              201,457,974
                                                                                                                    --------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 0.3%
(f, m, p) Motor Coach Industries International Inc., FRN, 15.649%,
             12/01/08 ...................................................    United States        33,375,735            22,027,985
   (d, p) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .......    United States            50,000                   250
                                                                                                                    --------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
             (COST $33,377,239) .........................................                                               22,028,235
                                                                                                                    --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $5,406,048,924) ......................................                                            5,678,131,474
                                                                                                                    --------------
          SHORT TERM INVESTMENTS 9.0%
          U.S. GOVERNMENT AND AGENCY SECURITIES 8.5%
      (q) FHLB,
             7/01/08 - 4/15/09 ..........................................    United States       335,800,000           333,959,036
             7/03/08 ....................................................    United States       100,000,000            99,988,200
             7/25/08 ....................................................    United States       102,000,000           101,855,466
                                                                                                                    --------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $535,674,593) ........................................                                              535,802,702
                                                                                                                    --------------


                             Semiannual Report | 25

Mutual Beacon Fund

                                                                                COUNTRY        SHARES/CONTRACTS          VALUE
                                                                            --------------   --------------------   --------------
          SHORT TERM INVESTMENTS (CONTINUED)
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
             (COST $5,941,723,517) ......................................                                           $6,213,934,176
                                                                                                                    --------------
      (r) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
          LOANED SECURITIES 0.5%
          MONEY MARKET FUND (COST $30,085,548) 0.5%
      (s) Bank of New York Institutional Cash Reserve Fund, 2.53% .......    United States        30,085,548            30,085,548
                                                                                                                    --------------
          TOTAL INVESTMENTS (COST $5,971,809,065) 99.0% .................                                            6,244,019,724
          OPTIONS WRITTEN 0.0%(g) .......................................                                                 (979,870)
          NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.2)% ......                                              (12,534,898)
          OTHER ASSETS, LESS LIABILITIES 1.2% ...........................                                               74,149,306
                                                                                                                    --------------
          NET ASSETS 100.0% .............................................                                           $6,304,654,262
                                                                                                                    --------------
      (t) OPTIONS WRITTEN 0.0%g
          COMMERCIAL BANKS 0.0%g
          U.S. Bancorp, Dec. 35.00 Calls, 12/20/08 ......................    United States             4,250               208,250
                                                                                                                    --------------
          ENERGY EQUIPMENT & SERVICES 0.0%g
          Transocean Inc., Aug. 165.00 Calls, 8/16/08 ...................    United States             1,882               771,620
                                                                                                                    --------------
          TOTAL OPTIONS WRITTEN
             (PREMIUMS RECEIVED $1,599,740) .............................                                           $      979,870
                                                                                                                    --------------

CURRENCY ABBREVIATIONS

CAD  - Canadian Dollar

EUR  - Euro

GBP  - British Pound Sterling

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt

FHLB - Federal Home Loan Bank

FRN  - Floating Rate Note

PIK  - Payment-In-Kind


                             26 | Semiannual Report

Mutual Beacon Fund

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trusts' Board of Trustees. At June 30, 2008, the aggregate value of these securities was $30,737,303, representing 0.49% of net assets.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2008, the aggregate value of these securities was $82,337,380, representing 1.31% of net assets.

(e)  See Note 13 regarding other considerations.

(f)  See Note 9 regarding restricted securities.

(g)  Rounds to less than 0.1% of net assets.

(h)  See Note 12 regarding holdings of 5% voting securities.

(i) A portion or all of the security is held in connection with written option contracts open at period end.

(j) A portion or all of the security is on loan as of June 30, 2008. See Note 1(g).

(k) Security or a portion of the security has been segregated as collateral for securities sold short. At June 30, 2008, the value of securities and or cash pledged amounted to $4,667,000.

(l)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(m)  The coupon rate shown represents the rate at period end.

(n)  Income may be received in additional securities and/or cash.

(o)  See Note 10 regarding unfunded loan commitments.

(p)  See Note 8 regarding defaulted securities.

(q)  The security is traded on a discount basis with no stated coupon rate.

(r)  See Note 1(g) regarding securities on loan.

(s)  The rate shown is the annualized seven-day yield at period end.

(t)  See Note 1(e) regarding written options.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Mutual Beacon Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ............................................................   $5,856,846,340
      Cost - Controlled affiliated issuers (Note 12) .........................................        2,081,593
      Cost - Non-controlled affiliated issuers (Note 12) .....................................      112,881,132
                                                                                                 --------------
      Total cost of investments ..............................................................   $5,971,809,065
                                                                                                 ==============
      Value - Unaffiliated issuers ...........................................................   $6,123,920,367
      Value - Controlled affiliated issuers (Note 12) ........................................        8,475,058
      Value - Non-controlled affiliated issuers (Note 12) ....................................      111,624,299
                                                                                                 --------------
      Total value of investments (includes securities loaned in the amount of $ 29,201,988)...    6,244,019,724
   Cash ......................................................................................          213,899
   Cash on deposit with brokers for securities sold short ....................................          204,369
   Foreign currency, at value (cost $ 79,918,352) ............................................       79,905,385
   Receivables:
      Investment securities sold .............................................................       17,439,710
      Capital shares sold ....................................................................       14,406,493
      Dividends and interest .................................................................       31,386,739
   Unrealized gain on forward exchange contracts (Note 7) ....................................        8,775,294
   Unrealized gain on unfunded loan commitments (Note 10) ....................................          665,407
   Other assets ..............................................................................        1,121,656
                                                                                                 --------------
         Total assets ........................................................................    6,398,138,676
                                                                                                 --------------
Liabilities:
   Payables:
      Investment securities purchased ........................................................       17,628,621
      Capital shares redeemed ................................................................       13,077,191
      Affiliates .............................................................................        6,563,533
   Options written, at value (premiums received $1,599,740) ..................................          979,870
   Payable upon return of securities loaned ..................................................       30,085,548
   Unrealized loss on forward exchange contracts (Note 7) ....................................       21,310,192
   Accrued expenses and other liabilities ....................................................        3,839,459
                                                                                                 --------------
         Total liabilities ...................................................................       93,484,414
                                                                                                 --------------
            Net assets, at value .............................................................   $6,304,654,262
                                                                                                 ==============
Net assets consist of:
   Paid-in capital ...........................................................................   $5,839,666,299
   Undistributed net investment income .......................................................       86,336,091
   Net unrealized appreciation (depreciation) ................................................      261,066,578
   Accumulated net realized gain (loss) ......................................................      117,585,294
                                                                                                 --------------
            Net assets, at value .............................................................   $6,304,654,262
                                                                                                 ==============

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2008 (unaudited)

CLASS Z:
   Net assets, at value.......................................................................   $3,172,528,873
                                                                                                 --------------
   Shares outstanding.........................................................................      236,438,171
                                                                                                 --------------
   Net asset value and maximum offering price per share(a)....................................   $        13.42
                                                                                                 --------------
CLASS A:
   Net assets, at value.......................................................................   $2,311,467,567
                                                                                                 --------------
   Shares outstanding.........................................................................      173,658,503
                                                                                                 --------------
   Net asset value per share(a)...............................................................   $        13.31
                                                                                                 --------------
   Maximum offering price per share (net asset value per share / 94.25%)......................   $        14.12
                                                                                                 --------------
CLASS B:
   Net assets, at value.......................................................................   $  127,768,374
                                                                                                 --------------
   Shares outstanding.........................................................................        9,906,059
                                                                                                 --------------
   Net asset value and maximum offering price per share(a)....................................   $        12.90
                                                                                                 --------------
CLASS C:
   Net assets, at value.......................................................................   $  692,889,448
                                                                                                 --------------
   Shares outstanding.........................................................................       52,757,576
                                                                                                 --------------
   Net asset value and maximum offering price per share(a)....................................   $        13.13
                                                                                                 --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 29

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2008 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $7,847,200)
   Unaffiliated issuers.......................................................................   $    91,697,271
   Non-controlled affiliated issuers (Note 12)................................................           237,796
Interest:
   Unaffiliated issuers.......................................................................        21,333,661
   Non-controlled affiliated issuers (Note 12)................................................            96,255
Income from securities loaned.................................................................           563,967
                                                                                                 ---------------
         Total investment income..............................................................       113,928,950
                                                                                                 ---------------
Expenses:
   Management fees (Note 3a)..................................................................        20,359,075
   Administrative fees (Note 3b)..............................................................         2,616,313
   Distribution fees: (Note 3c)
      Class A.................................................................................         3,521,632
      Class B.................................................................................           749,293
      Class C.................................................................................         3,915,227
   Transfer agent fees (Note 3e)..............................................................         3,681,262
   Custodian fees (Note 4)....................................................................           437,548
   Reports to shareholders....................................................................           196,232
   Registration and filing fees...............................................................           120,953
   Professional fees..........................................................................           533,131
   Trustees' fees and expenses................................................................            75,348
   Dividends on securities sold short.........................................................           291,585
   Other......................................................................................            93,888
                                                                                                 ---------------
         Total expenses.......................................................................        36,591,487
         Expense reductions (Note 4)..........................................................          (32,477)
                                                                                                 ---------------
            Net expenses......................................................................        36,559,010
                                                                                                 ---------------
               Net investment income..........................................................        77,369,940
                                                                                                 ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments.............................................................................        48,052,882
      Written options.........................................................................         2,874,249
      Foreign currency transactions...........................................................      (100,777,127)
      Securities sold short...................................................................         6,249,980
                                                                                                 ---------------
            Net realized gain (loss)..........................................................       (43,600,016)
                                                                                                 ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments................................................................................    (1,139,245,387)
   Translation of assets and liabilities denominated in foreign currencies....................           274,205
                                                                                                 ---------------
            Net change in unrealized appreciation (depreciation)..............................    (1,138,971,182)
                                                                                                 ---------------
Net realized and unrealized gain (loss).......................................................    (1,182,571,198)
                                                                                                 ---------------
Net increase (decrease) in net assets resulting from operations...............................   $(1,105,201,258)
                                                                                                 ===============

The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      SIX MONTHS
                                                                                                        ENDED          YEAR ENDED
                                                                                                    JUNE 30, 2008     DECEMBER 31,
                                                                                                     (UNAUDITED)          2007
                                                                                                   ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income.....................................................................   $    77,369,940   $  207,076,836
      Net realized gain (loss) from investments, written options, securities sold short,
         synthetic equity swaps, and foreign currency transactions..............................       (43,600,016)     562,437,203
      Net unrealized appreciation (depreciation) on investments and translation of assets and
         liabilities denominated in foreign currencies..........................................    (1,138,971,182)    (587,191,848)
                                                                                                   ---------------   --------------
            Net increase (decrease) in net assets resulting from operations.....................    (1,105,201,258)     182,322,191
                                                                                                   ---------------   --------------
Distributions to shareholders from:
   Net investment income:
      Class Z ..................................................................................                --     (130,125,357)
      Class A...................................................................................                --      (80,817,727)
      Class B...................................................................................                --       (4,105,340)
      Class C...................................................................................                --      (20,964,655)
   Net realized gains:
      Class Z ..................................................................................                --     (213,170,126)
      Class A...................................................................................                --     (145,346,463)
      Class B...................................................................................                --       (9,918,571)
      Class C...................................................................................                --      (48,866,936)
                                                                                                   ---------------   --------------
Total distributions to shareholders.............................................................                --     (653,315,175)
                                                                                                   ---------------   --------------
Capital share transactions: (Note 2)
      Class Z ..................................................................................      (154,263,316)     183,737,378
      Class A...................................................................................        52,981,350      659,455,776
      Class B...................................................................................       (19,588,885)     (18,583,161)
      Class C...................................................................................       (54,639,513)     105,335,071
                                                                                                   ---------------   --------------
Total capital share transactions................................................................      (175,510,364)     929,945,064
                                                                                                   ---------------   --------------
Redemption fees.................................................................................            12,245           19,015
                                                                                                   ---------------   --------------
            Net increase (decrease) in net assets...............................................    (1,280,699,377)     458,971,095
Net assets:
   Beginning of period..........................................................................     7,585,353,639    7,126,382,544
                                                                                                   ---------------   --------------
   End of period................................................................................   $ 6,304,654,262   $7,585,353,639
                                                                                                   ---------------   --------------
Undistributed net investment income included in net assets:
   End of period................................................................................   $    86,336,091   $    8,966,151
                                                                                                   ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Beacon Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                             32 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             Semiannual Report | 33

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                             34 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund may engage in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


                             Semiannual Report | 35

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             36 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                SIX MONTHS ENDED                 YEAR ENDED
                                                 JUNE 30, 2008               DECEMBER 31, 2007
                                          ---------------------------   ---------------------------
                                             SHARES         AMOUNT         SHARES         AMOUNT
                                          -----------   -------------   -----------   -------------
CLASS Z SHARES:
   Shares sold ........................     4,430,816   $  65,116,175    14,093,045   $ 246,409,474
   Shares issued in reinvestment of
      distributions ...................            --              --    19,675,347     314,926,373
   Shares redeemed ....................   (14,975,755)   (219,379,491)  (21,723,780)   (377,598,469)
                                          -----------   -------------   -----------   -------------
   Net increase (decrease) ............   (10,544,939)  $(154,263,316)   12,044,612   $ 183,737,378
                                          ===========   =============   ===========   =============
CLASS A SHARES:
   Shares sold ........................    23,957,286   $ 346,994,350    53,732,297   $ 934,047,432
   Shares issued in reinvestment of
      distributions ...................            --              --    13,427,605     213,312,929
   Shares redeemed ....................   (20,232,222)   (294,013,000)  (28,289,809)   (487,904,585)
                                          -----------   -------------   -----------   -------------
   Net increase (decrease) ............     3,725,064   $  52,981,350    38,870,093   $ 659,455,776
                                          ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold ........................       126,902   $   1,783,952       337,672   $   5,656,771
   Shares issued in reinvestment of
      distributions ...................            --              --       826,541      12,800,173
   Shares redeemed ....................    (1,518,266)    (21,372,837)   (2,198,565)    (37,040,105)
                                          -----------   -------------   -----------   -------------
   Net increase (decrease) ............    (1,391,364)  $ (19,588,885)   (1,034,352)  $ (18,583,161)
                                          ===========   =============   ===========   =============


                             Semiannual Report | 37

Mutual Beacon Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                SIX MONTHS ENDED                 YEAR ENDED
                                                 JUNE 30, 2008               DECEMBER 31, 2007
                                          ---------------------------   ---------------------------
                                             SHARES         AMOUNT         SHARES         AMOUNT
                                          -----------   -------------   -----------   -------------
CLASS C SHARES:
   Shares sold ........................    2,405,362    $ 34,562,407     9,340,352    $ 160,272,572
   Shares issued in reinvestment of
      distributions ...................           --              --     3,919,913       61,710,344
   Shares redeemed ....................   (6,214,683)    (89,201,920)   (6,837,573)    (116,647,845)
                                          ----------    ------------    ----------    -------------
   Net increase (decrease) ............   (3,809,321)   $(54,639,513)    6,422,692    $ 105,335,071
                                          ==========    ============    ==========    =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.600%         Up to and including $5 billion
       0.570%         Over $5 billion, up to and including $7 billion
       0.550%         Over $7 billion, up to and including $10 billion
       0.540%         In excess of $10 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion


                             38 | Semiannual Report

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ......   0.35%
Class B ......   1.00%
Class C ......   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers ..   $563,526
Contingent deferred sales charges retained .....................................   $ 88,922

E. TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees of $3,681,262, of which $1,985,584 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.


                             Semiannual Report | 39

Mutual Beacon Fund

5. INCOME TAXES

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $6,017,501,936
                                                ==============
Unrealized appreciation .....................   $1,102,683,312
Unrealized depreciation .....................     (876,165,524)
                                                --------------
Net unrealized appreciation (depreciation) ..   $  226,517,788
                                                ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, synthetic equity swaps, pass-through entity income, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, synthetic equity swaps and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2008, aggregated $1,380,751,777 and $1,514,727,236, respectively.

Transactions in options written during the period ended June 30, 2008, were as follows:

                                              NUMBER OF     PREMIUMS
                                              CONTRACTS     RECEIVED
                                              ---------   -----------
Options outstanding at December 31, 2007 ..      3,364    $ 2,764,825
Options written ...........................      9,689      3,312,808
Options expired ...........................         --             --
Options exercised .........................         --             --
Options closed ............................     (6,921)    (4,477,893)
                                                ------    -----------
Options outstanding at June 30, 2008 ......      6,132    $ 1,599,740
                                                ======    ===========

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                                 CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
                                                  AMOUNT         DATE         GAIN          LOSS
                                               ------------   ----------   ----------   ------------
CONTRACTS TO BUY
     7,544,425   Swiss Franc ...............   $  7,480,306     7/07/08        $--        $(122,299)
     8,360,000   British Pound Sterling ....     16,568,274     9/10/08         --          (36,341)
   193,144,447   Swedish Krona .............     31,969,340     9/16/08         --          (29,394)
 2,500,000,000   Japanese Yen ..............     23,675,139     9/19/08         --          (11,890)


                             40 | Semiannual Report

Mutual Beacon Fund

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                 CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
                                                  AMOUNT         DATE         GAIN          LOSS
                                               ------------   ----------   ----------   ------------
CONTRACTS TO BUY (CONTINUED)
 8,600,000,000   South Korean Won ..........   $  8,301,158     9/29/08    $       --   $       (574)
     3,829,688   Canadian Dollar ...........      3,750,000    10/27/08            --        (78,185)
    31,624,056   Euro ......................     49,393,230    12/15/08            --        (25,937)
CONTRACTS TO SELL
    97,407,050   Swiss Franc ...............     94,189,040     7/07/08            --     (1,176,637)
    77,200,000   Euro ......................    121,447,520     7/14/08            --        (20,447)
   286,000,000   Danish Krone ..............     59,369,048     7/23/08            --       (935,493)
    24,500,000   Euro ......................     36,122,800     7/25/08            --     (2,403,272)
    64,020,000   British Pound Sterling ....    124,455,549     8/12/08            --     (2,652,918)
   107,471,017   Euro ......................    166,107,840     8/13/08            --     (2,725,907)
   205,481,600   Danish Krone ..............     42,927,836     8/25/08            --       (322,190)
    48,800,000   Euro ......................     76,419,092     8/28/08            --       (186,714)
   109,000,000   British Pound Sterling ....    213,698,000     9/10/08            --     (2,244,911)
   677,743,776   Swedish Krona .............    110,734,988     9/16/08            --     (1,283,037)
 4,917,699,920   Japanese Yen ..............     50,627,942     9/19/08     4,099,046             --
    91,000,000   Euro ......................    141,618,960     9/24/08            --     (1,033,787)
57,576,781,150   South Korean Won ..........     57,168,000     9/29/08     2,307,020             --
   612,500,000   Norwegian Krone ...........    119,771,570    10/10/08       714,116             --
    22,200,000   Euro ......................     34,326,750    10/14/08            --       (437,670)
   393,550,330   Danish Krone ..............     81,258,332    10/23/08            --     (1,309,784)
    20,344,825   Canadian Dollar ...........     19,912,716    10/27/08           709             --
    30,560,000   British Pound Sterling ....     58,947,184    11/12/08            --     (1,300,056)
    88,700,000   Euro ......................    136,408,607    11/13/08            --     (2,272,621)
    93,740,039   Norwegian Krone ...........     18,340,000    11/19/08       190,004             --
    48,800,000   Euro ......................     76,040,648    11/28/08            --       (197,145)
    25,858,962   Euro ......................     39,859,004    12/15/08            --       (502,983)
 1,750,000,000   Japanese Yen ..............     18,115,942    12/19/08     1,464,399             --
                                                                           ----------   ------------
   Unrealized gain (loss) on forward exchange contracts ................    8,775,294    (21,310,192)
                                                                           ----------   ------------
      NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ................                $(12,534,898)
                                                                                        ============

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At June 30, 2008, the aggregate value of these securities was $22,028,235, representing 0.35% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


                             Semiannual Report | 41

Mutual Beacon Fund

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                            ACQUISITION
CONTRACTS           ISSUER                                     DATES              COST         VALUE
-----------------   ---------------------------------   -------------------   -----------   -----------
       466,432      AboveNet Inc. ...................   10/02/01 - 12/12/07   $23,428,396   $23,321,600
           613      AboveNet Inc., stock grant,
                       grant price $20.95, expiration
                       date, 9/09/13 ................    4/17/06 - 9/08/06             --        17,072
        16,857      AboveNet Inc., wts., 9/08/08 ....    10/02/01 - 9/07/07     1,927,924       539,424
        19,829      AboveNet Inc., wts., 9/08/10 ....    10/02/01 - 9/07/07     2,071,196       571,075
    20,610,629      Cerberus CG Investor I LLC ......    7/26/07 - 6/17/08     20,610,629    10,732,177
    18,089,600      Cerberus CG Investor I LLC,
                       12.00%, 7/31/14 ..............         7/26/07          18,089,600     9,419,450
    20,610,629      Cerberus CG Investor II LLC .....    7/26/07 - 6/17/08     20,610,629    10,732,177
    18,089,600      Cerberus CG Investor II LLC,
                       12.00%, 7/31/14 ..............         7/26/07          18,089,600     9,419,450
    10,305,315      Cerberus CG Investor III LLC ....    7/26/07 - 6/17/08     10,305,315     5,366,089
     9,044,800      Ceberus CG Investor III LLC,
                       12.00%, 7/31/14 ..............         7/26/07           9,044,800     4,709,725
     5,706,149      Cerberus FIM Investors Auto
                       Finance LLC ..................         11/20/06          5,706,149     1,903,554
    17,106,799      Cerberus FIM Investors Auto
                       Finance LLC, 12.00%,
                       11/22/13 .....................         11/20/06         17,106,799     5,706,775
       475,305      Cerberus FIM Investors
                       Commercial Finance LLC .......         11/20/06            475,305       158,560
     1,425,915      Cerberus FIM Investors
                       Commercial Finance LLC,
                       12.00%, 11/22/13 .............         11/20/06          1,425,915       475,681
       890,886      Cerberus FIM Investors
                       Commercial Mortgage LLC ......         11/20/06            890,886       297,197
     2,672,657      Cerberus FIM Investors
                       Commercial Mortgage LLC,
                       12.00%, 11/22/13 .............         11/20/06          2,672,657       891,590
     4,357,377      Cerberus FIM Investors Insurance
                       LLC ..........................         11/20/06          4,357,377     1,453,607
    13,072,130      Cerberus FIM Investors Insurance
                       LLC, 12.00%, 11/22/13 ........         11/20/06         13,072,130     4,360,822


                             42 | Semiannual Report

Mutual Beacon Fund

9. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                 ACQUISITION
CONTRACTS           ISSUER                                          DATES              COST         VALUE
-----------------   --------------------------------------   -------------------   -----------   -----------
     8,112,533      Cerberus FIM Investors Rescap
                       LLC ...............................        11/20/06         $ 8,112,533   $ 2,706,316
    24,337,605      Cerberus FIM Investors Rescap
                       LLC, 12.00%, 11/22/13 .............        11/20/06          24,337,605     8,118,949
        60,625      (a) Dana Holding Corp., 4.00%,
                       cvt. pfd., B ......................        12/27/07           6,062,500     5,961,456
     1,142,353      DecisionOne Corp. ....................     3/12/99 - 7/18/00       793,798            --
     1,440,958      DecisionOne Corp., 12.00%,
                       4/15/10 ...........................     3/12/99 - 4/15/08     2,328,648     1,440,958
       263,440      DecisionOne Corp., FRN, 7.25%,
                       5/12/09 ...........................        7/09/07              263,440       263,440
       627,237      DecisionOne Corp., wts.,
                       6/08/17 ...........................        7/09/07                   --            --
     3,954,729      Esmark Inc. ..........................   11/08/04 - 11/28/07    73,249,520    68,052,977
        35,242      FE Capital Holdings Ltd. .............    8/29/03 - 3/11/08      4,615,356     3,800,022
     1,157,143      First Chicago Bancorp ................        11/16/06          16,200,002    16,200,002
     2,387,711      International Automotive
                       Components Group Brazil LLC .......    4/13/06 - 8/21/06      1,431,796     9,837,128
       378,194      International Automotive
                       Components Group Japan LLC ........    9/26/06 - 3/27/07      3,285,993     2,198,666
    10,149,082      International Automotive
                       Components Group LLC ..............    1/12/06 - 10/16/06    10,154,061     7,930,493
     6,469,827      International Automotive
                       Components Group NA LLC ...........    3/30/07 - 10/10/07     6,458,850     4,943,594
     1,947,800      International Automotive
                       Components Group NA LLC,
                       9.00%, 4/01/17 ....................        3/30/07            1,977,017     1,947,800
     1,639,289      Kindred Healthcare Inc. ..............    4/28/99 - 3/29/06     15,010,878    44,788,654
                    Kindred Healthcare Inc., stock grants:
         5,731         grant price $18.15, expiration
                       date, 7/17/11 .....................    7/17/02 - 7/17/05             --        52,565
         1,720      grant price $19.87, expiration
                       date, 1/01/12 .....................    1/13/03 - 1/01/06             --        12,817
         1,710      grant price $6.94, expiration
                       date, 1/01/13 .....................    1/01/04 - 1/03/07             --        34,853
         1,702      grant price $19.87, expiration
                       date, 1/01/14 .....................    1/04/05 - 1/01/08             --        12,683
         1,064      grant price $21.33, expiration
                       date, 1/01/15 .....................    1/06/06 - 1/10/08             --         6,376
           709      grant price $22.08, expiration
                       date, 1/10/16 .....................    1/09/07 - 1/10/08             --         3,717
           354      grant price $19.40, expiration
                       date, 1/10/17 .....................         1/10/08                  --         2,804
    33,375,735      Motor Coach Industries
                       International Inc., FRN,
                       15.649%, 12/01/08 .................    5/27/04 - 5/30/08     33,375,735    22,027,985


                             Semiannual Report | 43

Mutual Beacon Fund

9. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                              ACQUISITION
CONTRACTS           ISSUER                                       DATES             COST         VALUE
-----------------   -----------------------------------   ------------------   -----------   -----------
            6       Motor Coach Industries
                       International Inc., wts.,
                       5/27/09 ........................         3/30/07        $        --   $         --
      163,895       NCB Warrant Holdings Ltd., A ......   12/16/05 - 3/11/08     1,725,660      1,602,068
      106,700       Olympus Re Holdings Ltd. ..........        12/19/01         10,595,910        322,607
       29,737       PMG LLC ...........................         3/22/04          2,081,593      8,475,058
                    Pontus I LLC, junior note, 144A,
                       FRN,
    8,138,304          5.231%, 7/24/09 ................         1/22/08          8,138,304      6,983,236
    7,351,376          5.685%, 7/24/09 ................         2/25/08          7,351,376      8,825,634
    7,159,748          6.475%, 7/24/09 ................         2/12/08          7,159,748      6,157,150
    3,579,830       Pontus II Trust, junior note, 144A,
                       FRN, 6.475%, 6/25/09 ...........         2/29/08          3,579,830      3,078,537
      114,246       PTV Inc., 10.00%, pfd., A .........   12/07/01 - 3/06/02       159,944         57,123
    4,450,920       Symetra Financial .................         7/27/04         51,160,000     58,129,015
                                                                                             ------------
                    TOTAL RESTRICTED SECURITIES (6.09% of Net Assets) ....................   $384,050,708
                                                                                             ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $4,498,746 as of June 30, 2008.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2008, unfunded commitments were as follows:

                                                UNFUNDED
                                               COMMITMENT
                                               ----------
BORROWER
   Realogy Corp., FRN, 4.721%, 4/10/13 .....   $8,411,450
                                               ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

At June 30, 2008, the Fund had aggregate unfunded capital commitments to investments of $62,820,065.


                             44 | Semiannual Report

Mutual Beacon Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2008, were as shown below.

                                        NUMBER OF                                NUMBER OF
                                    SHARES/WARRANTS/                         SHARES/WARRANTS/
                                    PRINCIPAL AMOUNT                         PRINCIPAL AMOUNT    VALUE AT                 REALIZED
                                   HELD AT BEGINNING    GROSS       GROSS       HELD AT END       END OF     INVESTMENT    CAPITAL
NAME OF ISSUER                         OF PERIOD      ADDITIONS  REDUCTIONS      OF PERIOD        PERIOD       INCOME    GAIN (LOSS)
---------------------------------  -----------------  ---------  ----------  ----------------  ------------  ----------  -----------
CONTROLLED AFFILIATES(a)
PMG, LLC ........................         29,737           --        --             29,737     $  8,475,058    $     --       $--
NON-CONTROLLED AFFILIATES
DecisionOne Corp. ...............      1,142,353           --        --          1,142,353               --          --        --
DecisionOne Corp., 12.00%,
   4/15/10 ......................      1,412,099       28,859        --          1,440,958        1,440,958      85,159        --
DecisionOne Corp., FRN, 7.25%,
   5/12/09 ......................        263,440           --        --            263,440          263,440      11,096        --
DecisionOne Corp., wts.,
   6/08/17 ......................        627,237           --        --            627,237               --          --        --
Esmark Inc. .....................      3,954,729           --        --          3,954,729       68,052,977          --        --
Farmer Brothers Co. .............      1,033,896           --        --          1,033,896       21,866,900     237,796        --
FE Capital Holdings Ltd. ........         14,498       20,744        --             35,242        3,800,022          --        --
First Chicago Bancorp ...........      1,157,143           --        --          1,157,143       16,200,002          --        --
                                                                                               ------------    --------       ---
TOTAL NON-CONTROLLED AFFILIATES ...........................................................    $111,624,299    $334,051       $--
                                                                                               ------------    --------       ---
      TOTAL AFFILIATED SECURITIES (1.90% of Net Assets) ...................................    $120,099,357    $334,051       $--
                                                                                               ============    ========       ===

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

14. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.


                             Semiannual Report | 45

Mutual Beacon Fund

15. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                          LEVEL 1        LEVEL 2       LEVEL 3          TOTAL
                                      --------------  ------------  -------------  --------------
ASSETS:
   Investments in Securities .......  $5,083,090,495  $694,598,263  $ 466,330,966  $6,244,019,724
   Other Financial Instruments(a)...              --     8,775,294             --       8,775,294
LIABILITIES:
   Options Written .................         979,870            --             --         979,870
   Other Financial Instruments(a)...              --    21,310,192             --      21,310,192

(a) Other financial instruments may include net unrealized appreciation (depreciation) of futures, forward exchange contracts, swaps, and unfunded loan commitments.


                             46 | Semiannual Report

Mutual Beacon Fund

15. FAIR VALUE MEASUREMENTS (CONTINUED)

At June 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                             INVESTMENTS IN
                                                               SECURITIES
                                                             --------------
Beginning Balance - January 1, 2008 .......................   $ 528,497,600
   Net realized gain (loss) ...............................           1,296
   Net change in unrealized appreciation (depreciation) ...    (101,340,147)
   Net purchases (sales) ..................................      39,096,800
   Transfers in and/or out of Level 3 .....................          75,417
                                                              -------------
Ending Balance ............................................   $ 466,330,966
                                                              =============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period .....   $(101,340,147)
                                                              =============

16. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 47

Mutual Beacon Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including a majority of the independent trustees, in 2008, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings solely dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                             48 | Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual trustees who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                             Semiannual Report | 49

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2007. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap core funds. The Fund had total returns in the second lowest performing quintile for the one-year period ended December 31, 2007, and had annualized total returns for the three- and five-year periods in the second best performing quintile. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2007, was in the best performing quintile and exceeded 9%, as shown in the Lipper Section 15(c) Report. In discussing the Fund's performance during 2007, management noted that the Fund's strategy of investing in event driven arbitrage situations, as well as its holdings in the financial sector, had been adversely affected by the volatility and credit turmoil existing in the market during such year, noting that it had reduced its financial sector holdings somewhat since year end. The Board was satisfied with such explanation and with the Fund's comparative performance as shown in the Lipper Section 15(c) Report noting the high rankings during both the medium- and long-term periods.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2007. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The trustees noted that the Fund's overall expense ratio has declined over such period. In considering the appropriateness of the management fee and other expenses charged the Fund, the


                             50 | Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff and the effective investment management fee rate charged comparable accounts managed by the Fund's investment manager. The trustees noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate and total expenses were in each case in the middle quintile of its Lipper expense group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


                             Semiannual Report | 51

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The trustees believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                             52 | Semiannual Report

Mutual Beacon Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 53

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

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

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

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL BEACON FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

476 S2009 08/08


                                                                   JUNE 30, 2008

                                   (GRAPHIC)

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                                                          GLOBAL

                              MUTUAL DISCOVERY FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Semiannual Report

Mutual Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

This semiannual report for Mutual Discovery Fund covers the period ended June 30, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Mutual Discovery Fund - Class Z had a -9.86% cumulative total return for the six months ended June 30, 2008. The Fund performed better than its benchmarks, the Standard & Poor's 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, which had -11.91% and -10.25% total returns for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the first half of 2008, the U.S. economy grew marginally as energy prices rose, housing prices declined, the labor situation and consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global gross domestic product -- could have a meaningfully negative impact on growth prospects around the world.(2) Nevertheless, growth remained relatively strong in developing economies, particularly in Asia where China-led demand continued to impact commodities' prices and related equities.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Global Insight.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                              4 | Semiannual Report

In the six months under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, as well as for precious metals, adding to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation, which Merrill Lynch estimated at 5.5% globally at the end of June, up from 3.5% at the beginning of 2008. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 4.25%, the European Central Bank maintained rates at 4.00%. Overall, rising inflation led more than three-quarters of the world's central banks to raise rates as of the end of June, according to Merrill Lynch's estimate. Interest rate differentials pressured the U.S. dollar, particularly in the first quarter, but the greenback regained ground as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, however, the U.S. dollar declined versus many of the world's currencies, and the dollar's weakness contributed to higher commodities' prices, as most of these prices are set in U.S. dollars.

Against this challenging economic backdrop, many global equity markets were volatile, and a majority of them declined over the six-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Many financial institutions were hurt by their subprime loan exposure, but abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

U.S.                     17.0%
France                   11.4%
U.K.                      8.4%
Germany                   5.7%
South Korea               4.9%
Switzerland               4.5%
Norway                    4.3%
Hong Kong                 4.1%
Denmark                   3.8%
Japan                     2.4%
Italy                     1.9%
Bermuda                   1.9%
Netherlands               1.5%
Beglgium                  1.2%
Other                     4.7%
Short-Term Investments
   & Other Net Assets    22.3%


                              Semiannual Report | 5
the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/08

                                 % OF TOTAL
                                 NET ASSETS
                                 ----------
Tobacco                             10.4%
Food Products                        6.9%
Beverages                            6.4%
Commercial Banks                     6.4%
Industrial Conglomerates             5.3%
Insurance                            5.2%
Energy Equipment & Services          5.2%
Media                                4.8%
Real Estate                          2.6%
Diversified Financial Services       2.4%

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbi-trage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbi-trage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

Some of the Fund's top contributors to performance were broad equity market index put options, which allow holders to profit if the market declines within a preset period of time. The Fund began purchasing such options in May 2007 and held a position throughout the reporting period. Purchased to hedge our equity investments from the broader market's downdrafts, the options contributed to Fund performance and helped offset some of the broad equity market's negative impact on other portfolio securities. Among the Fund's best performing individual stock investments were those exposed to the cyclically strong commodities markets, including Kloeckner & Co., a trader and distributor of steel and metal-based products, and Seadrill, a Norwegian oil and gas drilling company. KT&G, a South Korean tobacco and ginseng producer, also was a significant contributor to the Fund's performance.


                              6 | Semiannual Report

Shares of Germany-based Kloeckner, the largest independent distributor of steel and metal-based products, advanced nearly 36% in local currency during the six-month period. Industry-wide tight inventories and unprecedented steel price increases in Europe and the U.S. drove Kloeckner's earnings and projections significantly higher. Kloeckner beat market expectations in 2008's first quarter, and with earnings growth seemingly accelerating in the second quarter, company management upgraded its overall earnings guidance for fiscal year 2008. In the meantime, Kloeckner continued to consolidate the industry by making value-accretive acquisitions in the U.S. and Switzerland.

Seadrill shares rose almost 21% in local currency in the first half of 2008 driven by several positive developments. As oil prices reached record highs, the market remained tight for ultra-deepwater oil exploration and production vessels. The company was able to lease three of its 15 ultra-deepwater vessels to Brazilian oil company Petrobras for an unusually long period of six years, and at day rates that approached $600,000. These contracts exceeded many analysts' expectations. In addition, Seadrill began to sell and lease back some of its fleet, solidifying its ability to pay dividends. The company started paying a dividend in the second quarter of 2008, which was earlier than investors had expected. Furthermore, we believe there is potential for future dividends to increase considering some analysts estimated that as the sale and lease-back program progresses, Seadrill could pay cumulative dividends of up to 120 Norwegian krone per share through 2012, or approximately 77% of its 155.75 krone share price on June 30, 2008. Also during the period, the company ordered several new rigs, scheduled for delivery in 2010. Investors viewed this development as a signal of management's confidence that the cycle could last longer than initially expected. Finally, some experts have suggested that Brazil's new oil discoveries in the Atlantic Ocean's Santos Basin could require up to 45 ultra-deep rigs, which is three times larger than Seadrill's current ultra-deep offshore rig fleet, already the largest such portfolio in the world.

The share price of leading South Korean tobacco company KT&G appreciated 13% in local currency terms. It benefited from stable raw materials costs and resilient domestic cigarette consumption, as consumer demand has been fairly inelastic. There was also no threat of a tax hike for its products, nor a decrease in volumes. KT&G's growing ginseng business continued to be robust due to high demand for healthy products and expansion of distribution channels. Related sales grew at double-digit rates with high profit margins. The company also continued its shareholder-friendly policy of returning cash to shareholders. Despite its strong fundamentals, KT&G stock generally traded below its global peer group, which prompted many analysts to recommend KT&G among their top picks.

TOP 10 HOLDINGS
6/30/08

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
------------------------                  ----------
Carlsberg AS, A & B                          3.0%
   BEVERAGES, DENMARK
Imperial Tobacco Group PLC                   2.7%
   TOBACCO, U.K.
KT&G Corp.                                   2.7%
   TOBACCO, SOUTH KOREA
British American Tobacco PLC                 2.3%
   TOBACCO, U.K.
Pernod Ricard SA                             1.7%
   BEVERAGES, FRANCE
Orkla ASA                                    1.7%
   INDUSTRIAL CONGLOMERATES, NORWAY
Carrefour SA                                 1.6%
   FOOD & STAPLES RETAILING, FRANCE
Seadrill Ltd.                                1.5%
   ENERGY EQUIPMENT & SERVICES, BERMUDA
Japan Tobacco Inc.                           1.4%
   TOBACCO, JAPAN
Berkshire Hathaway Inc., A & B               1.4%
   INSURANCE, U.S.


                             Semiannual Report | 7

Unfortunately, the Fund was not immune to the widespread crisis in the financial services sector, which includes two of our biggest detractors from overall performance, Belgian bank Fortis and German securities exchange platform provider Deutsche Boerse. Norwegian conglomerate Orkla's share price also dropped significantly.

Fortis shares fell more than 40% in local currency during the first half of 2008 as banks suffered globally due to the ongoing U.S. subprime mortgage crisis and deceleration of the U.S. and European economies. In addition, Fortis' stock dropped as the company unexpectedly raised capital to strengthen its balance sheet after the sale of non-core assets failed to generate expected proceeds.

Shares of Frankfurt-based Deutsche Boerse fell on investor concerns about declining equity and derivatives trade volumes on the exchanges it operates. Despite overall growth in revenues and earnings, the company subsequently confirmed the drop in equity volumes and decelerating derivatives trading growth rates. Thus, Deutsche Boerse shares lost almost 46% in local currency for the six months under review.

Orkla reported good core operating results in 2008's first quarter while its management continued to refocus the company by selling its remaining media assets and its eastern European food operations, which had below-average profitability. However, those positive developments were offset by a 52% decline in local currency of Renewable Energy Corp. (REC), a company in which Orkla owns a stake of just under 40%. REC's stock price declined after it provided operating profit, capital expenditure and production start-up guidance for 2008 that failed to meet market expectations. The fall in REC shares contributed to a nearly 36% price decline in local currency for Orkla shares.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2008, the Fund benefited slightly by not being fully hedged.


                              8 | Semiannual Report

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.

(PHOTO OF ANNE E. GUDEFIN)


/s/ Anne E. Gudefin
Anne E. Gudefin, CFA
Co-Portfolio Manager


(PHOTO OF CHARLES M. LAHR)


/s/ Charles M. Lahr
Charles M. Lahr, CFA
Co-Portfolio Manager


(PHOTO OF MANDANA HORMOZI)


/s/ Mandana Hormozi
Mandana Hormozi
Assistant Portfolio Manager

Mutual Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 9

ANNE GUDEFIN has been portfolio manager for Mutual Discovery Fund since 2005. She is also portfolio manager for Mutual Qualified Fund, and has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

CHARLES LAHR has been portfolio manager for Mutual Discovery Fund since 2007. He has also been portfolio manager for Mutual Financial Services Fund since 2004. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and Principal Financial Group.

MANDANA HORMOZI has been assistant portfolio manager for Mutual Discovery Fund since 2007. She joined Franklin Templeton Investments in 2003. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.


                             10 | Semiannual Report

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: MDISX)    CHANGE   6/30/08   12/31/07
-----------------------   -------   -------   --------
Net Asset Value (NAV)     -$ 3.20    $29.25     $32.45

CLASS A (SYMBOL: TEDIX)    CHANGE   6/30/08   12/31/07
-----------------------   -------   -------   --------
Net Asset Value (NAV)     -$ 3.19    $28.90     $32.09

CLASS B (SYMBOL: TEDBX)    CHANGE   6/30/08   12/31/07
-----------------------   -------   -------   --------
Net Asset Value (NAV)     -$ 3.24    $28.22     $31.46

CLASS C (SYMBOL: TEDSX)    CHANGE   6/30/08   12/31/07
-----------------------   -------   -------   --------
Net Asset Value (NAV)     -$ 3.28    $28.56     $31.84

CLASS R (SYMBOL: TEDRX)    CHANGE   6/30/08   12/31/07
-----------------------   -------   -------   --------
Net Asset Value (NAV)     -$ 3.20    $28.65     $31.85


                             Semiannual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS Z(1)                              6-MONTH    1-YEAR    5-YEAR     10-YEAR
----------                              -------   -------   --------   --------
Cumulative Total Return(2)               -9.86%    -11.11%   +102.49%   +159.25%
Average Annual Total Return(3)           -9.86%    -11.11%    +15.15%     +9.99%
Value of $10,000 Investment(4)          $9,014    $ 8,889   $ 20,249   $ 25,925
   Total Annual Operating Expenses(5)          1.01%

CLASS A(1)                              6-MONTH    1-YEAR     5-YEAR    10-YEAR
----------                              -------   -------   --------   --------
Cumulative Total Return(2)                -9.94%  -11.39%    +99.27%    +150.46%
Average Annual Total Return(3)           -15.12%  -16.48%    +13.43%      +8.97%
Value of $10,000 Investment(4)          $ 8,488    8,352    $18,781    $ 23,610
   Total Annual Operating Expenses(5)          1.32%

                                                                       INCEPTION
CLASS B(1)                              6-MONTH    1-YEAR    5-YEAR     (1/1/99)
----------                              -------   -------   --------   ---------
Cumulative Total Return(2)               -10.30%   -12.00%   +92.66%    +171.96%
Average Annual Total Return(3)           -13.89%   -15.40%   +13.78%     +11.11%
Value of $10,000 Investment(4)          $ 8,611   $ 8,460   $19,066     $27,196
   Total Annual Operating Expenses(5)         2.01%

CLASS C(1)                              6-MONTH    1-YEAR    5-YEAR    10-YEAR
----------                              -------   -------   -------   ---------
Cumulative Total Return(2)               -10.30%   -12.01%   +92.67%   +134.59%
Average Annual Total Return(3)           -11.20%   -12.86%   +14.02%     +8.90%
Value of $10,000 Investment(4)          $ 8,880   $ 8,714   $19,267   $ 23,459
   Total Annual Operating Expenses(5)         2.01%

                                                                      INCEPTION
CLASS R                                 6-MONTH    1-YEAR    5-YEAR    (1/1/02)
-------                                 -------   -------   -------   ---------
Cumulative Total Return(2)               -10.05%   -11.53%   +97.60%    +98.26%
Average Annual Total Return(3)           -10.05%   -11.53%   +14.59%    +11.12%
Value of $10,000 Investment(4)          $ 8,995   $ 8,847   $19,760    $19,826
   Total Annual Operating Expenses(5)         1.51%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                             12 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS INCLUDING CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S INVESTMENTS IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS ALSO INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS. THE FUND MAY INVEST IN LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated. 5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/08      VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
                                           -----------------   --------------   ----------------------
CLASS Z
Actual                                           $1,000           $  901.40             $ 4.77
Hypothetical (5% return before expenses)         $1,000           $1,019.84             $ 5.07
CLASS A
Actual                                           $1,000           $  900.60             $ 6.10
Hypothetical (5% return before expenses)         $1,000           $1,018.45             $ 6.47
CLASS B
Actual                                           $1,000           $  897.00             $ 9.48
Hypothetical (5% return before expenses)         $1,000           $1,014.87             $10.07
CLASS C
Actual                                           $1,000           $  897.00             $ 9.43
Hypothetical (5% return before expenses)         $1,000           $1,014.92             $10.02
CLASS R
Actual                                           $1,000           $  899.50             $ 7.13
Hypothetical (5% return before expenses)         $1,000           $1,017.35             $ 7.57

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.01%; A: 1.29%; B: 2.01%; C: 2.00%; and R:
     1.51%) multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 15

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS

                                              SIX
                                         MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2008  --------------------------------------------------------------------------
CLASS Z                                   (UNAUDITED)      2007            2006            2005            2004            2003
-------                                 --------------  ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................  $    32.45      $    30.45      $    26.28      $    24.26      $    20.81      $    16.16
                                        ----------      ----------      ----------      ----------      ----------      ----------
Income from investment operations(a):
   Net investment income(b) ..........        0.40            0.69            0.67            0.37            0.41            0.28
   Net realized and unrealized gains
      (losses) .......................       (3.60)           2.76            5.36            3.43            3.58            4.80
                                        ----------      ----------      ----------      ----------      ----------      ----------
Total from investment operations .....       (3.20)           3.45            6.03            3.80            3.99            5.08
                                        ----------      ----------      ----------      ----------      ----------      ----------
Less distributions from:
   Net investment income .............          --           (0.74)          (0.63)          (0.44)          (0.54)          (0.43)
   Net realized gains ................          --           (0.71)          (1.23)          (1.34)             --              --
                                        ----------      ----------      ----------      ----------      ----------      ----------
Total distributions ..................          --           (1.45)          (1.86)          (1.78)          (0.54)          (0.43)
                                        ----------      ----------      ----------      ----------      ----------      ----------
Redemption fees ......................          --(c)           --(c)           --(c)           --(c)           --(c)           --
                                        ----------      ----------      ----------      ----------      ----------      ----------
Net asset value, end of period .......  $    29.25      $    32.45      $    30.45      $    26.28      $    24.26      $    20.81
                                        ==========      ==========      ==========      ==========      ==========      ==========
Total return(d) ......................       (9.86)%         11.32%          23.43%          15.70%          19.39%          31.55%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..........................        1.01%(g)        1.01%(g)        1.05%(g)        1.07%(g)        1.07%(g)        1.11%
Expenses - excluding dividend expense
   on securities sold short ..........        1.00%(g)        1.01%(g)        1.02%(g)        1.04%(g)        1.06%(g)        1.08%
Net investment income ................        2.63%           2.09%           2.28%           1.42%           1.87%           1.55%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....  $4,245,715      $4,720,388      $3,923,802      $3,033,756      $2,578,585      $2,168,161
Portfolio turnover rate ..............        6.14%          25.12%          22.27%          25.69%          34.34%          46.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual Discovery Fund

                                              SIX
                                         MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2008  --------------------------------------------------------------------------
CLASS A                                   (UNAUDITED)      2007            2006            2005            2004            2003
-------                                 --------------  ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................  $    32.09      $    30.14      $    26.04      $    24.07      $    20.67      $    16.06
                                        ----------      ----------      ----------      ----------      ----------      ----------
Income from investment operations(a):
   Net investment income(b) ..........        0.35            0.58            0.55            0.27            0.33            0.21
   Net realized and unrealized gains
      (losses) .......................       (3.54)           2.73            5.34            3.41            3.54            4.78
                                        ----------      ----------      ----------      ----------      ----------      ----------
Total from investment operations .....       (3.19)           3.31            5.89            3.68            3.87            4.99
                                        ----------      ----------      ----------      ----------      ----------      ----------
Less distributions from:
   Net investment income .............          --           (0.65)          (0.56)          (0.37)          (0.47)          (0.38)
   Net realized gains ................          --           (0.71)          (1.23)          (1.34)             --              --
                                        ----------      ----------      ----------      ----------      ----------      ----------
Total distributions ..................          --           (1.36)          (1.79)          (1.71)          (0.47)          (0.38)
                                        ----------      ----------      ----------      ----------      ----------      ----------
Redemption fees ......................          --(c)           --(c)           --(c)           --(c)           --(c)           --
                                        ----------      ----------      ----------      ----------      ----------      ----------
Net asset value, end of period .......  $    28.90      $    32.09      $    30.14      $    26.04      $    24.07      $    20.67
                                        ==========      ==========      ==========      ==========      ==========      ==========
Total return(d) ......................       (9.94)%         10.96%          23.02%          15.29%          18.98%          31.13%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..........................        1.29%(g)        1.32%(g)        1.36%(g)        1.42%(g)        1.42%(g)        1.46%
Expenses - excluding dividend expense
   on securities sold short ..........        1.28%(g)        1.32%(g)        1.33%(g)        1.39%(g)        1.41%(g)        1.43%
Net investment income ................        2.35%           1.78%           1.97%           1.07%           1.52%           1.20%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....  $8,133,129      $8,913,527      $6,128,353      $3,545,288      $2,106,695      $1,439,579
Portfolio turnover rate ..............        6.14%          25.12%          22.27%          25.69%          34.34%          46.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual Discovery Fund

                                             SIX
                                         MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                        JUNE 30, 2008  -----------------------------------------------------------------
CLASS B                                  (UNAUDITED)      2007          2006          2005          2004          2003
-------                                 -------------  ---------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................   $  31.46       $  29.55      $  25.57      $  23.67      $  20.35      $  15.85
                                         --------       --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) ..........       0.23           0.36          0.38          0.11          0.18          0.09
   Net realized and unrealized gains
      (losses) .......................      (3.47)          2.67          5.19          3.33          3.49          4.69
                                         --------       --------      --------      --------      --------      --------
Total from investment operations .....      (3.24)          3.03          5.57          3.44          3.67          4.78
                                         --------       --------      --------      --------      --------      --------
Less distributions from:
   Net investment income .............         --          (0.41)        (0.36)        (0.20)        (0.35)        (0.28)
   Net realized gains ................         --          (0.71)        (1.23)        (1.34)           --            --
                                         --------       --------      --------      --------      --------      --------
Total distributions ..................         --          (1.12)        (1.59)        (1.54)        (0.35)        (0.28)
                                         --------       --------      --------      --------      --------      --------
Redemption fees ......................         --(c)          --(c)         --(c)         --(c)         --(c)         --
                                         --------       --------      --------      --------      --------      --------
Net asset value, end of period .......   $  28.22       $  31.46      $  29.55      $  25.57      $  23.67      $  20.35
                                         ========       ========      ========      ========      ========      ========
Total return(d) ......................     (10.30)%        10.22%        22.16%        14.59%        18.22%        30.22%
RATIOS TO AVERAGE NET ASSETS(e)
   Expenses(f) .......................       2.01%(g)       2.01%(g)      2.05%(g)      2.07%(g)      2.07%(g)      2.11%
Expenses - excluding dividend expense
   on securities sold short ..........       2.00%(g)       2.01%(g)      2.02%(g)      2.04%(g)      2.06%(g)      2.08%
Net investment income ................       1.63%          1.09%         1.28%         0.42%         0.87%         0.55%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....   $228,347       $276,175      $274,181      $225,158      $186,841      $115,801
Portfolio turnover rate ..............       6.14%         25.12%        22.27%        25.69%        34.34%        46.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual Discovery Fund

                                             SIX
                                         MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                        JUNE 30, 2008  ----------------------------------------------------------------------
CLASS C                                  (UNAUDITED)      2007            2006            2005           2004          2003
-------                                 -------------  ----------      ----------      ----------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................  $    31.84     $    29.93      $    25.90      $    23.97      $  20.59      $  16.02
                                        ----------     ----------      ----------      ----------      --------      --------
Income from investment operations(a):
   Net investment income(b) ..........        0.24           0.36            0.36            0.11          0.19          0.10
   Net realized and unrealized gains
      (losses) .......................       (3.52)          2.70            5.28            3.38          3.53          4.73
                                        ----------     ----------      ----------      ----------      --------      --------
Total from investment operations .....       (3.28)          3.06            5.64            3.49          3.72          4.83
                                        ----------     ----------      ----------      ----------      --------      --------
Less distributions from:
   Net investment income .............          --          (0.44)          (0.38)          (0.22)        (0.34)        (0.26)
   Net realized gains ................          --          (0.71)          (1.23)          (1.34)           --            --
Total distributions ..................          --          (1.15)          (1.61)          (1.56)        (0.34)        (0.26)
                                        ----------     ----------      ----------      ----------      --------      --------
Redemption fees ......................          --(c)          --(c)           --(c)           --(c)         --(c)         --
                                        ----------     ----------      ----------      ----------      --------      --------
Net asset value, end of period .......  $    28.56     $    31.84      $    29.93      $    25.90      $  23.97      $  20.59
                                        ==========     ==========      ==========      ==========      ========      ========
Total return(d) ......................      (10.30)%        10.24%          22.17%          14.56%        18.17%        30.29%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..........................        2.00%(g)       2.01%(g)        2.05%(g)        2.07%(g)      2.07%(g)      2.11%
Expenses - excluding dividend expense
   on securities sold short ..........        1.99%(g)       2.01%(g)        2.02%(g)        2.04%(g)      2.06%(g)      2.08%
Net investment income ................        1.64%          1.09%           1.28%           0.42%         0.87%         0.55%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....  $2,747,431     $3,075,593      $2,242,348      $1,435,702      $968,934      $725,489
Portfolio turnover rate ..............        6.14%         25.12%          22.27%          25.69%        34.34%        46.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Mutual Discovery Fund

                                             SIX
                                        MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                        JUNE 30, 2008  -------------------------------------------------------------
CLASS R                                  (UNAUDITED)     2007          2006          2005         2004        2003
-------                                 -------------  --------      --------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................   $  31.85      $  29.93      $  25.88      $ 23.94      $ 20.57      $ 16.01
                                         --------      --------      --------      -------      -------      -------
Income from investment operations(a):
   Net investment income(b) ..........       0.32          0.51          0.50         0.22         0.29         0.17
   Net realized and unrealized gains
      (losses) .......................      (3.52)         2.72          5.29         3.40         3.54         4.76
                                         --------      --------      --------      -------      -------      -------
Total from investment operations .....      (3.20)         3.23          5.79         3.62         3.83         4.93
                                         --------      --------      --------      -------      -------      -------
Less distributions from:
   Net investment income .............         --         (0.60)        (0.51)       (0.34)       (0.46)       (0.37)
   Net realized gains ................         --         (0.71)        (1.23)       (1.34)          --           --
                                         --------      --------      --------      -------      -------      -------
Total distributions ..................         --         (1.31)        (1.74)       (1.68)       (0.46)       (0.37)
                                         --------      --------      --------      -------      -------      -------
Redemption fees ......................         --(c)         --(c)         --(c)        --(c)        --(c)        --
                                         --------      --------      --------      -------      -------      -------
Net asset value, end of period .......   $  28.65      $  31.85      $  29.93      $ 25.88      $ 23.94      $ 20.57
                                         ========      ========      ========      =======      =======      =======
Total return(d) ......................     (10.05)%       10.76%        22.78%       15.13%       18.84%       30.87%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..........................       1.51%(g)      1.51%(g)      1.55%(g)     1.57%(g)     1.57%(g)     1.61%
Expenses - excluding dividend expense
   on securities sold short ..........       1.50%(g)      1.51%(g)      1.52%(g)     1.54%(g)     1.56%(g)     1.58%
Net investment income ................       2.13%         1.59%         1.78%        0.92%        1.37%        1.05%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....   $258,727      $275,002      $175,790      $99,501      $46,690      $19,546
Portfolio turnover rate ..............       6.14%        25.12%        22.27%       25.69%       34.34%       46.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Mutual Discovery Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

                                                                                              SHARES/WARRANTS/
                                                                                  COUNTRY         CONTRACTS         VALUE
                                                                              --------------  ----------------  --------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS 74.6%
                AIRLINES 0.2%
            (a) ACE Aviation Holdings Inc., A ..............................      Canada          1,277,511     $   20,095,116
         (a, b) ACE Aviation Holdings Inc., A, 144A ........................      Canada             64,416          1,013,257
            (a) Northwest Airlines Corp. ...................................   United States      1,819,547         12,118,183
         (a, c) Northwest Airlines Corp., Contingent Distribution ..........   United States     69,160,000            432,250
                                                                                                                --------------
                                                                                                                    33,658,806
                                                                                                                --------------
                AUTO COMPONENTS 0.0%(d)
      (a, c, e) Collins & Aikman Products Co., Contingent Distribution         United States      1,967,916                 --
            (a) Dana Holding Corp. .........................................   United States        906,837          4,851,578
         (a, c) Dana Holding Corp., Contingent Distribution ................   United States     25,003,000          1,812,717
                                                                                                                --------------
                                                                                                                     6,664,295
                                                                                                                --------------
                AUTOMOBILES 0.2%
   (a, f, g, h) International Automotive Components Group Brazil LLC .......      Brazil          3,204,016         13,200,221
   (a, f, g, h) International Automotive Components Group Japan LLC ........      Japan             650,533          3,781,934
      (a, f, g) International Automotive Components Group LLC ..............   Luxembourg        13,618,870         10,641,785
      (a, f, g) International Automotive Components Group NA LLC, A ........   United States     11,533,276          8,812,576
                                                                                                                --------------
                                                                                                                    36,436,516
                                                                                                                --------------
                BEVERAGES 6.4%
                Brown-Forman Corp., A ......................................   United States        143,200         10,886,064
                Brown-Forman Corp., B ......................................   United States        391,650         29,596,990
                Carlsberg AS, A ............................................      Denmark           113,300         10,932,414
                Carlsberg AS, B ............................................      Denmark         4,809,806        464,610,077
            (a) Dr Pepper Snapple Group Inc. ...............................     United States      1,263,719         26,512,825
                Fomento Economico Mexicano SAB de CV, ADR ..................      Mexico          3,150,684        143,387,629
                Lotte Chilsung Beverage Co. Ltd. ...........................    South Korea          55,692         53,802,783
                Pernod Ricard SA  ..........................................      France          2,606,996        267,849,688
                                                                                                                --------------
                                                                                                                 1,007,578,470
                                                                                                                --------------
                BUILDING PRODUCTS 0.6%
                Armstrong World Industries Inc. ............................   United States        200,703          5,864,542
         (a, c) Armstrong World Industries Inc., Contingent Distribution ...   United States      2,542,000             12,710
                KCC Corp. ..................................................    South Korea         160,170         66,654,596
            (a) Owens Corning Inc. .........................................   United States        750,622         17,076,650
                                                                                                                --------------
                                                                                                                    89,608,498
                                                                                                                --------------
                CAPITAL MARKETS 1.0%
                Legg Mason Inc. ............................................   United States        852,120         37,126,868
            (a) Marfin Investment Group Holdings SA ........................      Greece         14,276,740        112,850,382
                                                                                                                --------------
                                                                                                                   149,977,250
                                                                                                                --------------
                CHEMICALS 0.9%
      (a, c, e) Dow Corning Corp., Contingent Distribution .................   United States     14,735,153          2,857,538
                Sika AG ....................................................    Switzerland          85,406        134,442,338
                                                                                                                --------------
                                                                                                                   137,299,876
                                                                                                                --------------
                COMMERCIAL BANKS 6.4%
                Banco Popolare SpA .........................................      Italy           8,696,292        154,459,092
                Bank of Ireland ............................................      Ireland           189,939          1,658,387
                BNP Paribas SA .............................................      France          1,957,306        177,336,793


                             Semiannual Report | 21

Mutual Discovery Fund

                                                                                              SHARES/WARRANTS/
                                                                                  COUNTRY        CONTRACTS          VALUE
                                                                              --------------  ----------------  --------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
                COMMERCIAL BANKS (CONTINUED)
                Danske Bank AS .............................................      Denmark         3,875,695     $  112,108,909
      (a, g, h) FE Capital Holdings Ltd. ...................................       Japan             29,212          3,149,787
                Hypo Real Estate Holding AG ................................      Germany           977,352         27,346,938
                Intesa Sanpaolo SpA ........................................      Italy           9,756,274         55,726,488
            (a) Investors Bancorp Inc. .....................................   United States          1,775             23,182
                Mitsubishi UFJ Financial Group Inc. ........................       Japan          5,860,123         51,941,560
         (a, g) NCB Warrant Holdings Ltd., A ...............................       Japan            135,864          1,328,071
                PacWest Bancorp ............................................   United States        518,434          7,714,298
                Societe Generale, A ........................................      France          1,115,982         97,156,988
                Sumitomo Mitsui Financial Group Inc. .......................       Japan             12,485         93,962,370
                Svenska Handelsbanken AB, A ................................       Sweden         3,204,537         76,337,765
                Swedbank AB, A .............................................       Sweden         2,532,015         48,968,234
                Unione di Banche Italiane SCPA .............................       Italy          1,785,203         41,855,504
                U.S. Bancorp ...............................................   United States      1,485,634         41,434,332
                                                                                                                --------------
                                                                                                                   992,508,698
                                                                                                                --------------
                COMMERCIAL SERVICES & SUPPLIES 0.4%
            (a) Comdisco Holding Co. Inc. ..................................   United States            913              8,719
         (a, c) Comdisco Holding Co. Inc., Contingent Distribution .........   United States     41,726,153                 --
                Fursys Inc. ................................................    South Korea         547,260         12,576,783
                Teleperformance ............................................      France          1,465,107         54,075,085
                                                                                                                --------------
                                                                                                                    66,660,587
                                                                                                                --------------
                COMPUTERS & PERIPHERALS 0.3%
         (a, g) DecisionOne Corp. ..........................................   United States        359,884                 --
         (a, g) DecisionOne Corp., wts., 6/08/17 ...........................   United States        197,603                 --
            (a) Dell Inc. ..................................................   United States      1,871,150         40,940,762
                                                                                                                --------------
                                                                                                                    40,940,762
                                                                                                                --------------
                CONSTRUCTION MATERIALS 0.6%
                Ciments Francais SA ........................................      France            399,572         65,489,899
                Hanil Cement Co. Ltd. ......................................    South Korea         296,309         25,199,714
                                                                                                                --------------
                                                                                                                    90,689,613
                                                                                                                --------------
                CONSUMER FINANCE 0.6%
                American Express Co. .......................................   United States          7,500            282,525
         (a, g) Cerberus CG Investor I LLC .................................   United States      9,005,073          4,689,039
         (a, g) Cerberus CG Investor II LLC ................................   United States      9,005,073          4,689,039
         (a, g) Cerberus CG Investor III LLC ...............................   United States      4,502,537          2,344,519
         (a, g) Cerberus FIM Investors Auto Finance LLC ....................   United States      8,723,795          2,910,231
         (a, g) Cerberus FIM Investors Commercial Finance LLC ..............   United States        726,666            242,414
         (a, g) Cerberus FIM Investors Commercial Mortgage LLC .............   United States      1,362,023            454,367
         (a, g) Cerberus FIM Investors Insurance LLC .......................   United States      6,661,738          2,222,335
         (a, g) Cerberus FIM Investors Rescap LLC ..........................   United States     12,402,778          4,137,528
            (a) SLM Corp. ..................................................   United States      3,606,190         69,779,776
                                                                                                                --------------
                                                                                                                    91,751,773
                                                                                                                --------------
                DIVERSIFIED FINANCIAL SERVICES 2.4%
                Deutsche Boerse AG .........................................      Germany         1,404,621        158,557,943
                Fortis .....................................................      Belgium        11,437,685        183,159,458
            (a) Fortis VVPR Strip ..........................................      Belgium         3,397,596             53,498


                             22 | Semiannual Report

Mutual Discovery Fund

                                                                                              SHARES/WARRANTS/
                                                                                  COUNTRY        CONTRACTS          VALUE
                                                                              --------------  ----------------  --------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
                DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
                Guinness Peat Group PLC  ...................................  United Kingdom     30,515,624     $   31,823,035
         (a, c) Marconi Corp., Contingent Distribution .....................  United Kingdom     33,909,700                 --
                                                                                                                --------------
                                                                                                                   373,593,934
                                                                                                                --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES 0.6%
      (a, f, g) AboveNet Inc. ..............................................   United States        352,895         17,644,750
      (a, f, g) AboveNet Inc., stock grant, grant price $20.95, expiration
                   date 9/09/13 ............................................   United States            464             12,922
      (a, f, g) AboveNet Inc., wts., 9/08/08 ...............................   United States         12,673            405,536
      (a, f, g) AboveNet Inc., wts., 9/08/10 ...............................   United States         14,911            429,437
      (a, c, e) Global Crossing Holdings Ltd., Contingent Distribution .....   United States     45,658,716                 --
                Koninklijke (Royal) KPN NV .................................    Netherlands       4,511,679         77,434,582
                                                                                                                --------------
                                                                                                                    95,927,227
                                                                                                                --------------
                ENERGY EQUIPMENT & SERVICES 5.2%
                Bourbon SA .................................................      France          1,031,595         64,145,564
            (a) BW Offshore Ltd. ...........................................      Norway         18,666,535         58,655,988
            (a) Compagnie Generale de Geophysique SA .......................      France          2,902,660        137,344,385
         (a, h) Dockwise Ltd. ..............................................      Norway         12,379,100         46,192,486
            (a) Petroleum Geo-Services ASA .................................      Norway          1,796,568         44,104,442
            (a) Pride International Inc. ...................................   United States      2,855,610        135,041,797
                Seadrill Ltd. ..............................................      Bermuda         7,785,547        238,147,403
            (a) Transocean Inc. ............................................   United States        551,774         84,084,840
                                                                                                                --------------
                                                                                                                   807,716,905
                                                                                                                --------------
                FOOD & STAPLES RETAILING 1.9%
                Carrefour SA ...............................................      France          4,298,988        243,419,957
                CVS Caremark Corp. .........................................   United States      1,232,553         48,772,122
                                                                                                                --------------
                                                                                                                   292,192,079
                                                                                                                --------------
                FOOD PRODUCTS 6.9%
                Cadbury PLC ................................................  United Kingdom      6,739,836         84,928,553
                Cermaq ASA .................................................      Norway          1,259,560         15,027,745
            (h) CSM NV .....................................................    Netherlands       4,036,926        141,051,710
            (h) Farmer Brothers Co .........................................   United States        904,637         19,133,073
                Groupe Danone ..............................................      France          2,686,412        188,659,093
            (a) Lighthouse Caledonia ASA ...................................      Norway          1,401,289          1,651,230
                Lotte Confectionary Co. Ltd. ...............................    South Korea          52,189         63,285,085
      (a, h, i) Marine Harvest .............................................      Norway        178,709,281        131,264,526
                Nestle SA ..................................................    Switzerland       2,192,290         99,066,183
                Nong Shim Co. Ltd. .........................................    South Korea         210,569         44,971,019
                Premier Foods PLC ..........................................  United Kingdom     24,478,659         46,573,069
                Rieber & Son ASA ...........................................      Norway          3,605,065         31,612,819
                Wm. Wrigley Jr. Co. ........................................   United States      2,674,774        208,043,922
                                                                                                                --------------
                                                                                                                 1,075,268,027
                                                                                                                --------------
                HEALTH CARE EQUIPMENT & SUPPLIES 0.2%
                Covidien Ltd                                                   United States        781,630         37,432,261
                                                                                                                --------------


                             Semiannual Report | 23

Mutual Discovery Fund

                                                                                           SHARES/WARRANTS/
                                                                               COUNTRY         CONTRACTS          VALUE
                                                                           --------------  ----------------  ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES 1.3%
      (a, g) Kindred Healthcare Inc. ....................................   United States      1,135,557      $   31,025,688
      (a, g) Kindred Healthcare Inc., stock grants:
             grant price $18.15, expiration date 7/17/11 ................   United States          3,928              36,028
             grant price $19.87, expiration date 1/01/12 ................   United States          1,175               8,756
             grant price $6.94, expiration date 1/01/13 .................   United States          1,174              23,929
             grant price $19.87, expiration date 1/01/14 ................   United States          1,173               8,741
             grant price $21.33, expiration date 1/10/15 ................   United States            735               4,404
             grant price $22.08, expiration date 1/10/16 ................   United States            492               2,579
             grant price $19.40, expiration date 1/10/17 ................   United States            246               1,949
         (a) PharMerica Inc. ............................................   United States        415,641           9,389,330
             Quest Diagnostics Inc. .....................................   United States      1,302,600          63,137,022
             Rhoen-Klinikum AG  .........................................      Germany         3,163,170          99,614,554
                                                                                                             ---------------
                                                                                                                 203,252,980
                                                                                                             ---------------
             HOTELS, RESTAURANTS & LEISURE 0.0%(d)
         (a) Trump Entertainment Resorts Inc. ...........................   United States        839,693           1,603,814
                                                                                                             ---------------
             INDUSTRIAL CONGLOMERATES 5.3%
             Jardine Matheson Holdings Ltd. .............................     Hong Kong        4,284,769         132,827,839
             Jardine Strategic Holdings Ltd. ............................     Hong Kong        9,771,983         166,123,711
             Keppel Corp. Ltd. ..........................................     Singapore       17,381,344         142,326,563
             Koninklijke Philips Electronics NV .........................    Netherlands         272,485           9,271,876
         (f) Orkla ASA ..................................................      Norway         20,568,718         264,188,333
             Siemens AG .................................................      Germany         1,005,019         110,965,109
                                                                                                             ---------------
                                                                                                                 825,703,431
                                                                                                             ---------------
             INSURANCE 5.2%
         (a) Alleghany Corp. ............................................   United States         76,545          25,416,767
             Allianz SE .................................................      Germany           593,700         104,524,467
             American International Group Inc. ..........................   United States      1,085,700          28,727,622
             Assicurazioni Generali SpA .................................      Italy           1,206,738          46,306,162
         (a) Berkshire Hathaway Inc., A .................................   United States            853         102,999,750
         (a) Berkshire Hathaway Inc., B .................................   United States         29,300         117,551,600
         (a) Conseco Inc                                                    United States      2,684,120          26,626,471
             E-L Financial Corp. Ltd. ...................................      Canada            177,619          97,919,796
             Hartford Financial Services Group Inc. .....................   United States        511,000          32,995,270
   (a, g, h) Imagine Group Holdings Ltd.                                       Bermuda         4,551,501          55,664,857
             Old Republic International Corp. ...........................   United States      1,793,887          21,239,622
      (a, g) Olympus Re Holdings Ltd.                                       United States         47,160             142,588
             Prudential Financial Inc. ..................................   United States        421,200          25,162,488
             White Mountains Insurance Group Ltd. .......................   United States        172,815          74,137,635
             Zurich Financial Services AG ...............................    Switzerland         237,664          60,841,053
                                                                                                             ---------------
                                                                                                                 820,256,148
                                                                                                             ---------------
             MACHINERY 1.9%
      (a, h) Aker Yards ASA .............................................      Norway          5,752,030          76,817,243
      (a, g) Motor Coach Industries International Inc., wts., 5/27/09 ...   United States              5                  --
             Schindler Holding AG .......................................    Switzerland       2,263,002         168,700,541
             Schindler Holding AG, Registered ...........................    Switzerland         659,880          49,418,326
                                                                                                             ---------------
                                                                                                                 294,936,110
                                                                                                             ---------------


                             24 | Semiannual Report

Mutual Discovery Fund

                                                                                           SHARES/WARRANTS/
                                                                              COUNTRY         CONTRACTS           VALUE
                                                                           --------------  ----------------  ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             MEDIA 4.8%
         (a) Adelphia Recovery Trust ....................................   United States     45,477,593     $     2,273,880
      (a, c) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
                Contingent Distribution  ................................   United States      5,538,790           2,381,680
      (a, c) Century Communications Corp., Contingent Distribution ......   United States     15,282,000                  --
             CJ CGV Co. Ltd. ............................................    South Korea         849,040          13,224,417
             Daekyo Co. Ltd. ............................................    South Korea         367,570          24,516,375
         (a) Eutelsat Communications ....................................      France          6,644,123         185,069,888
             JC Decaux SA ...............................................      France          2,791,333          71,158,824
             News Corp., A ..............................................   United States      5,033,010          75,696,470
         (a) Premiere AG ................................................      Germany         3,927,965          86,589,635
         (a) Time Warner Cable Inc., A ..................................   United States      1,019,698          27,001,603
             Time Warner Inc. ...........................................   United States      7,333,400         108,534,320
      (a, e) TVMAX Holdings Inc. ........................................   United States        118,432                  --
         (a) Viacom Inc., B .............................................   United States      1,406,510          42,954,815
             Virgin Media Inc. ..........................................  United Kingdom      5,672,663          77,204,943
             WPP Group PLC ..............................................  United Kingdom      3,258,420          31,435,513
                                                                                                             ---------------
                                                                                                                 748,042,363
                                                                                                             ---------------
             METALS & MINING 0.4%
   (a, g, h) Esmark Inc. ................................................   United States      3,850,425          66,258,113
                                                                                                             ---------------
             MULTI-UTILITIES 1.5%
             Energy East Corp. ..........................................   United States      1,290,320          31,896,710
             NorthWestern Corp. .........................................   United States        328,196           8,342,742
      (a, c) NorthWestern Corp., Contingent Distribution ................   United States      9,839,500             722,152
             RWE AG .....................................................      Germany         1,172,783         147,640,802
             Suez SA ....................................................      France            600,297          40,871,646
                                                                                                             ---------------
                                                                                                                 229,474,052
                                                                                                             ---------------
             MULTILINE RETAIL 0.3%
             Jelmoli Holding AG .........................................    Switzerland          19,024          49,259,403
                                                                                                             ---------------
             OIL, GAS & CONSUMABLE FUELS 1.9%
             BP PLC  ....................................................  United Kingdom      5,264,794          61,175,848
             BP PLC, ADR ................................................  United Kingdom        180,900          12,585,213
             Royal Dutch Shell PLC, A ...................................  United Kingdom      3,324,863         136,825,336
             Total SA, B ................................................      France            510,684          43,583,470
             Total SA, B, ADR ...........................................      France            417,296          35,582,830
                                                                                                             ---------------
                                                                                                                 289,752,697
                                                                                                             ---------------
             PAPER & FOREST PRODUCTS 1.0%
         (a) Domtar Corp. ...............................................   United States      3,018,373          16,450,133
             Mondi Ltd. .................................................  United Kingdom        278,762           1,728,569
             Weyerhaeuser Co. ...........................................   United States      2,781,353         142,238,392
                                                                                                             ---------------
                                                                                                                 160,417,094
                                                                                                             ---------------
             PERSONAL PRODUCTS 0.2%
             Amorepacific Corp. .........................................    South Korea          64,004          39,631,717
                                                                                                             ---------------


                             Semiannual Report | 25

Mutual Discovery Fund

                                                                                           SHARES/WARRANTS/
                                                                               COUNTRY        CONTRACTS           VALUE
                                                                           --------------  ----------------  ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             PHARMACEUTICALS 1.4%
             Novartis AG ................................................    Switzerland       2,508,989     $   138,160,187
             Pfizer Inc. ................................................   United States      2,675,730          46,745,003
             Sanofi-Aventis .............................................      France            400,519          26,758,787
                                                                                                             ---------------
                                                                                                                 211,663,977
                                                                                                             ---------------
             REAL ESTATE 2.6%
         (e) Canary Wharf Group PLC .....................................  United Kingdom      5,400,183          41,951,248
             Great Eagle Holdings Ltd. ..................................     Hong Kong       12,911,868          38,086,885
             Link REIT ..................................................     Hong Kong       76,947,795         175,266,003
             Swire Pacific Ltd., A ......................................     Hong Kong        9,379,950          95,937,800
             Swire Pacific Ltd., B ......................................     Hong Kong       13,605,000          27,917,535
             Ventas Inc. ................................................   United States        516,500          21,987,405
                                                                                                             ---------------
                                                                                                                 401,146,876
                                                                                                             ---------------
             SOFTWARE 0.5%
             Microsoft Corp. ............................................   United States      2,949,730          81,147,072
                                                                                                             ---------------
             THRIFTS & MORTGAGE FINANCE 0.1%
             Washington Mutual Inc. .....................................   United States      2,953,571          13,896,261
                                                                                                             ---------------
             TOBACCO 10.4%
             Altria Group Inc. ..........................................   United States      1,213,908          24,957,948
             British American Tobacco PLC ...............................  United Kingdom     10,342,443         358,316,317
             Imperial Tobacco Group PLC .................................  United Kingdom     11,259,039         419,680,682
             ITC Ltd. ...................................................      India          15,068,790          65,638,568
             Japan Tobacco Inc. .........................................      Japan              52,347         223,361,664
             KT&G Corp. .................................................    South Korea       4,837,575         416,036,073
             Philip Morris International Inc. ...........................   United States      1,213,908          59,954,916
             Reynolds American Inc. .....................................   United States      1,229,730          57,391,499
                                                                                                             ---------------
                                                                                                               1,625,337,667
                                                                                                             ---------------
             TRADING COMPANIES & DISTRIBUTORS 1.0%
         (h) Kloeckner & Co. AG .........................................      Germany         2,796,264         159,564,628
                                                                                                             ---------------
             TRANSPORTATION INFRASTRUCTURE 0.0%(d)
         (a) Groupe Eurotunnel SA, wts., 12/30/11 .......................      France            200,763              82,192
                                                                                                             ---------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $9,682,234,929) ...................................                                     11,647,332,172
                                                                                                             ---------------
             PREFERRED STOCKS 0.1%
             AUTO COMPONENTS 0.1%
         (g) Dana Holding Corp., 4.00%, cvt. pfd., B ....................   United States         89,831           8,833,379
                                                                                                             ---------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(d)
         (g) PTV Inc., 10.00%, pfd., A ..................................  United Kingdom         86,280              43,140
                                                                                                             ---------------
             TOTAL PREFERRED STOCKS (COST $9,103,892) ...................                                          8,876,519
                                                                                                             ---------------


                             26 | Semiannual Report

Mutual Discovery Fund

                                                                                           SHARES/WARRANTS/
                                                                               COUNTRY         CONTRACTS          VALUE
                                                                           --------------  ----------------  ---------------
             OPTIONS PURCHASED 1.6%
             PUT OPTIONS
         (a) Dow Jones EUROSTOXX 50, exercise price $3,300.00, expiration
                date 12/19/08, contracts ................................   United States        127,610     $    20,889,757
         (a) Dow Jones EUROSTOXX 50, exercise price $3,350.00, expiration
                date 2/20/09, contracts .................................   United States         93,629          19,283,829
         (a) Dow Jones EUROSTOXX 50, exercise price $3,400.00, expiration
                date 2/20/09, contracts .................................   United States         92,342          21,812,104
         (a) Dow Jones EUROSTOXX 50, exercise price $3,300.00, expiration
                date 3/20/09, contracts .................................   United States         95,640          18,821,952
         (a) Dow Jones EUROSTOXX 50, exercise price $3,200.00, expiration
                date 6/19/09, contracts .................................   United States        155,656          33,799,144
         (a) Dow Jones EUROSTOXX 50, exercise price $3,300.00, expiration
                date 6/19/09, contracts .................................   United States         94,559          24,017,040
         (a) Dow Jones EUROSTOXX 50, exercise price $3,350.00, expiration
                date 6/19/09, contracts .................................   United States         93,242          25,568,821
         (a) Dow Jones EUROSTOXX 50, exercise price $3,400.00, expiration
                date 6/19/09, contracts .................................   United States         91,545          27,929,464
         (a) S&P 500 Index, exercise price $1,200.00, expiration date
                12/20/08, contracts .....................................   United States          2,283          10,889,910
         (a) S&P 500 Index, exercise price $1,225.00, expiration date
                12/20/08, contracts .....................................   United States            645           3,483,000
         (a) S&P 500 Index, exercise price $1,300.00, expiration date
                12/20/08, contracts .....................................   United States          2,154          17,662,800
         (a) S&P 500 Index, exercise price $1,200.00, expiration date
                3/21/09, contracts ......................................   United States            655           4,257,500
         (a) S&P 500 Index, exercise price $1,225.00, expiration date
                6/20/09, contracts ......................................   United States          1,293          11,022,825
         (a) S&P 500 Index, exercise price $1,250.00, expiration date
                6/20/09, contracts ......................................   United States          1,257          11,847,225
         (a) S&P 500 Index, exercise price $1,275.00, expiration date
                6/20/09, contracts ......................................   United States            610           6,340,950
                                                                                                             ---------------
             TOTAL OPTIONS PURCHASED (COST $235,131,807) ...............                                         257,626,321
                                                                                                             ---------------

                                                                                           PRINCIPAL AMOUNT(J)
                                                                                           -------------------
             CORPORATE BONDS & NOTES 1.3%
         (b) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ......    Canada             2,761,000 CAD        2,651,816
         (g) Cerberus CG Investor I LLC, 12.00%, 7/31/14 .................  United States        7,903,600            4,115,490
         (g) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ................  United States        7,903,600            4,115,490
         (g) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ...............  United States        3,951,800            2,057,745
         (g) Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ...  United States       26,153,583            8,724,754
         (g) Cerberus FIM Investors Commercial Finance LLC, 12.00%,
                11/22/13 .................................................  United States        2,179,997              727,240
         (g) Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
                11/22/13 .................................................  United States        4,086,069            1,363,100
         (g) Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ......  United States       19,985,213            6,667,005
         (g) Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 .........  United States       37,208,337           12,412,585
                                                                                                                  1,258,541,523


                             Semiannual Report | 27

Mutual Discovery Fund

                                                                               COUNTRY     PRINCIPAL AMOUNT(J)       VALUE
                                                                            -------------  -------------------  ---------------
             CORPORATE BONDS & NOTES (CONTINUED)
         (g) DecisionOne Corp.,
                12.00%, 4/15/10                                             United States          453,956      $       453,956
         (k)    FRN, 7.25%, 5/12/09 ......................................  United States           82,993               82,993
             Groupe Eurotunnel SA, cvt., sub. bond,
                NRS I, T1, 3.00%, 7/28/08 ................................       France              9,600 EUR           37,524
                NRS I, T1, 3.00%, 7/28/08 ................................       France             11,935 GBP           63,726
                NRS I, T2, 3.00%, 7/28/09 ................................       France              9,600 EUR           36,768
                NRS I, T2, 3.00%, 7/28/09 ................................       France             11,935 GBP           62,537
                NRS I, T3, 3.00%, 7/28/10 ................................       France          7,220,400 EUR       27,085,119
                NRS I, T3, 3.00%, 7/28/10 ................................       France          4,866,820 GBP       25,016,386
                NRS II, 6.00%, 7/28/10 ...................................       France          8,142,400 EUR       17,816,485
                NRS II, 6.00%, 7/28/10 ...................................       France          5,948,609 GBP       16,416,006
      (f, g) International Automotive Components Group NA LLC, 9.00%,
                4/01/17 ..................................................  United States        3,472,200            3,472,200
      (g, k) Pontus I LLC, junior note, 144A, FRN,
                5.231%, 7/24/09 ..........................................  United States       17,328,283           14,868,883
                5.685%, 7/24/09 ..........................................  United States       15,652,670           18,791,687
                6.475%, 7/24/09 ..........................................  United States       15,244,597           13,109,855
      (g, k) Pontus II Trust, junior note, 144A, FRN, 6.475%, 6/25/09 ....  United States        7,622,342            6,554,965
             Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ............  United States       17,141,134           10,756,062
      (e, l) TVMAX Holdings Inc., PIK,
                11.50%, 9/30/08 ..........................................  United States          354,025              247,817
                14.00%, 9/30/08 ..........................................  United States          781,952              547,367
                                                                                                                ---------------
             TOTAL CORPORATE BONDS & NOTES
                (COST $257,085,607) ......................................                                          198,255,561
                                                                                                                ---------------
             CORPORATE BONDS & NOTES IN REORGANIZATION 0.1%
   (g, k, m) Motor Coach Industries International Inc., FRN, 15.649%,
                12/01/08 .................................................  United States       30,383,284           20,052,967
      (e, m) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .....  United States           40,000                  200
                                                                                                                ---------------
             TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
                (COST $ 30,384,487)                                                                                  20,053,167
                                                                                                                ---------------
                COMPANIES IN LIQUIDATION 0.0%
   (a, g, h) Augsburg Re AG ..............................................   Switzerland            66,860                   --
      (g, h) Augsburg Re AG, zero cpn., 8/31/08 ..........................   Switzerland           768,890                   --
                                                                                                                ---------------
             TOTAL COMPANIES IN LIQUIDATION (COST $835,750) ..............                                                   --
                                                                                                                ---------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $10,214,776,472) ...................................                                      12,132,143,740
                                                                                                                ---------------
             SHORT TERM INVESTMENTS 22.7%
             U.S. GOVERNMENT AND AGENCY SECURITIES 22.6%
         (n) FHLB,
                7/01/08 ..................................................  United States      209,200,000          209,200,000
                7/02/08 ..................................................  United States      294,046,000          294,028,651
                7/03/08 - 6/19/09 ........................................  United States    2,540,779,000        2,517,347,328
                7/07/08 ..................................................  United States      300,810,000          300,703,513
                9/17/08 ..................................................  United States      210,000,000          208,946,640
                                                                                                                ---------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $3,531,423,557) ....................................                                        3,530,226,132
                                                                                                                ---------------


                             28 | Semiannual Report

Mutual Discovery Fund

                                                                               COUNTRY     PRINCIPAL AMOUNT(J)       VALUE
                                                                            -------------  -------------------  ---------------
             SHORT TERM INVESTMENTS (CONTINUED)
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
                (COST $13,746,200,029) ...................................                                      $15,662,369,872
                                                                                                                ---------------
         (o) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
             LOANED SECURITIES 0.1%
             MONEY MARKET FUND (COST $10,549,699) 0.1%
         (p) Bank of New York Institutional Cash Reserve Fund, 2.53% .....  United States       10,549,699           10,549,699
                                                                                                                ---------------
             TOTAL INVESTMENTS (COST $13,756,749,728)
                100.4% ...................................................                                       15,672,919,571
             NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS
                (0.4)% ...................................................                                          (61,755,698)
             OTHER ASSETS, LESS LIABILITIES 0.0%(d) ......................                                            2,186,431
                                                                                                                ---------------
             NET ASSETS 100.0% ...........................................                                      $15,613,350,304
                                                                                                                ---------------

CURRENCY ABBREVIATIONS
CAD  - Canadian Dollar
EUR  - Euro
GBP  - British Pound Sterling

SELECTED PORTFOLIO ABBREVIATIONS
ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind
REIT - Real Estate Investment Trust

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2008, the aggregate value of these securities was $3,665,073, representing 0.02% of net assets.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d)  Rounds to less than 0.1% of net assets.

(e) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2008, the aggregate value of these securities was $45,604,170, representing 0.29% of net assets.

(f)  See Note 13 regarding other considerations.

(g)  See Note 10 regarding restricted securities.

(h)  See Note 12 regarding holdings of 5% voting securities.

(i) A portion or all of the security is on loan as of June 30, 2008. See Note 1(g).

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)  The coupon rate shown represents the rate at period end.

(l)  Income may be received in additional securities and/or cash.

(m)  See Note 9 regarding defaulted securities.

(n)  The security is traded on a discount basis with no stated coupon rate.

(o)  See Note 1(g) regarding securities on loan.

(p)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Mutual Discovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................................................   $13,071,468,469
      Cost - Non-controlled affiliated issuers (Note 12) ....................................       685,281,259
                                                                                                ---------------
      Total cost of investments .............................................................   $13,756,749,728
                                                                                                ===============
      Value - Unaffiliated issuers ..........................................................   $14,956,840,993
      Value - Non-controlled affiliated issuers (Note 12) ...................................       716,078,578
                                                                                                ---------------
      Total value of investments (includes securities loaned in the amount of $9,682,807)....    15,672,919,571
   Cash .....................................................................................            69,242
   Foreign currency, at value (cost $38,605,874) ............................................        38,561,437
   Receivables:
      Investment securities sold ............................................................         5,212,154
      Capital shares sold ...................................................................        21,474,353
      Dividends and interest ................................................................        54,642,139
   Unrealized gain on forward exchange contracts (Note 7) ...................................        55,467,836
   Other assets .............................................................................         2,352,057
                                                                                                ---------------
         Total assets .......................................................................    15,850,698,789
                                                                                                ---------------
Liabilities:
   Payables:
      Investment securities purchased .......................................................        44,205,433
      Capital shares redeemed ...............................................................        38,867,853
      Affiliates ............................................................................        21,010,065
   Payable upon return of securities loaned .................................................        10,549,699
   Unrealized loss on forward exchange contracts (Note 7) ...................................       117,223,534
   Accrued expenses and other liabilities ...................................................         5,491,901
                                                                                                ---------------
         Total liabilities ..................................................................       237,348,485
                                                                                                ---------------
            Net assets, at value ............................................................   $15,613,350,304
                                                                                                ===============
Net assets consist of:
   Paid-in capital ..........................................................................   $12,886,914,493
   Undistributed net investment income ......................................................       173,641,357
   Net unrealized appreciation (depreciation) ...............................................     1,854,591,089
   Accumulated net realized gain (loss) .....................................................       698,203,365
                                                                                                ---------------
            Net assets, at value ............................................................   $15,613,350,304
                                                                                                ===============

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Mutual Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2008 (unaudited)

CLASS Z:
   Net assets, at value .....................................................................    $4,245,715,485
                                                                                                 --------------
   Shares outstanding .......................................................................       145,129,531
                                                                                                 --------------
   Net asset value and maximum offering price per share(a) ..................................    $        29.25
                                                                                                 --------------
CLASS A:
   Net assets, at value .....................................................................    $8,133,129,215
                                                                                                 --------------
   Shares outstanding .......................................................................       281,469,529
                                                                                                 --------------
   Net asset value per share(a)..............................................................    $        28.90
                                                                                                 --------------
   Maximum offering price per share (net asset value per share / 94.25%) ....................    $        30.66
                                                                                                 --------------
CLASS B:
   Net assets, at value .....................................................................    $  228,346,975
                                                                                                 --------------
   Shares outstanding .......................................................................         8,091,032
                                                                                                 --------------
   Net asset value and maximum offering price per share(a) ..................................    $        28.22
                                                                                                 --------------
CLASS C:
   Net assets, at value .....................................................................    $2,747,431,388
                                                                                                 --------------
   Shares outstanding .......................................................................        96,184,845
                                                                                                 --------------
   Net asset value and maximum offering price per share(a) ..................................    $        28.56
                                                                                                 --------------
CLASS R:
   Net assets, at value .....................................................................    $  258,727,241
                                                                                                 --------------
   Shares outstanding .......................................................................         9,031,217
                                                                                                 --------------
   Net asset value and maximum offering price per share(a) ..................................    $        28.65
                                                                                                 --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Mutual Discovery Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2008 (unaudited)

Investment income:
   Dividends: (net of foreign taxes of $25,376,022)
      Unaffiliated issuers ..................................................................   $   219,040,876
      Non-controlled affiliated issuers (Note 12) ...........................................         7,401,125
   Interest .................................................................................        66,753,309
   Income from securities loaned ............................................................           206,655
                                                                                                ---------------
         Total investment income ............................................................       293,401,965
                                                                                                ---------------
Expenses:
   Management fees (Note 3a) ................................................................        60,894,023
   Administrative fees (Note 3b) ............................................................         6,139,790
   Distribution fees: (Note 3c)
      Class A ...............................................................................        11,674,779
      Class B ...............................................................................         1,231,562
      Class C ...............................................................................        14,189,470
      Class R ...............................................................................           660,644
   Transfer agent fees (Note 3e) ............................................................         9,688,565
   Custodian fees (Note 4) ..................................................................         2,216,208
   Reports to shareholders ..................................................................           466,942
   Registration and filing fees .............................................................           403,217
   Professional fees ........................................................................           461,834
   Trustees' fees and expenses ..............................................................           134,428
   Dividends on securities sold short .......................................................           894,030
   Other ....................................................................................           165,201
                                                                                                ---------------
         Total expenses .....................................................................       109,220,693
         Expense reductions (Note 4) ........................................................           (39,717)
                                                                                                ---------------
            Net expenses ....................................................................       109,180,976
                                                                                                ---------------
               Net investment income ........................................................       184,220,989
                                                                                                ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ...............................................................       917,328,309
           Controlled affiliated issuers (Note 12) ..........................................       (10,726,352)
           Non-controlled affiliated issuers (Note 12) ......................................        (6,610,300)
      Foreign currency transactions .........................................................      (308,331,377)
      Securities sold short .................................................................        20,902,319
                                                                                                ---------------
            Net realized gain (loss) ........................................................       612,562,599
                                                                                                ---------------
Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................................................    (2,504,004,900)
      Translation of assets and liabilities denominated in foreign currencies................       (27,618,262)
                                                                                                ---------------
            Net change in unrealized appreciation (depreciation) ............................    (2,531,623,162)
                                                                                                ---------------
Net realized and unrealized gain (loss) .....................................................    (1,919,060,563)
                                                                                                ---------------
Net increase (decrease) in net assets resulting from operations .............................   $(1,734,839,574)
                                                                                                ===============

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Mutual Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               SIX MONTHS ENDED
                                                                                                 JUNE 30, 2008       YEAR ENDED
                                                                                                  (UNAUDITED)     DECEMBER 31, 2007
                                                                                               ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................    $   184,220,989     $   271,664,382
      Net realized gain (loss) from investments, written options, securities sold short,
         synthetic equity swaps, and foreign currency transactions .........................        612,562,599         477,542,610
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies ..........................     (2,531,623,162)        717,017,288
                                                                                                ---------------     ---------------
            Net increase (decrease) in net assets resulting from operations ................     (1,734,839,574)      1,466,224,280
                                                                                                ---------------     ---------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...........................................................................                 --        (103,525,166)
         Class A ...........................................................................                 --        (172,255,326)
         Class B ...........................................................................                 --          (3,477,494)
         Class C ...........................................................................                 --         (40,926,857)
         Class R ...........................................................................                 --          (4,909,917)
Net realized gains:
         Class Z ...........................................................................                 --         (98,813,037)
         Class A ...........................................................................                 --        (188,175,584)
         Class B ...........................................................................                 --          (6,040,635)
         Class C ...........................................................................                 --         (65,710,419)
         Class R ...........................................................................                 --          (5,833,119)
                                                                                                ---------------     ---------------
   Total distributions to shareholders .....................................................                 --        (689,667,554)
                                                                                                ---------------     ---------------
   Capital share transactions: (Note 2)
         Class Z ...........................................................................        (11,274,225)        546,678,826
         Class A ...........................................................................        117,661,836       2,422,442,924
         Class B ...........................................................................        (20,189,976)        (16,203,793)
         Class C ...........................................................................        (10,990,083)        697,882,683
         Class R ...........................................................................         12,249,447          88,798,021
                                                                                                ---------------     ---------------
   Total capital share transactions ........................................................         87,456,999       3,739,598,661
                                                                                                ---------------     ---------------
   Redemption fees .........................................................................             47,440              56,157
                                                                                                ---------------     ---------------
            Net increase (decrease) in net assets ..........................................     (1,647,335,135)      4,516,211,544
Net assets:
   Beginning of period .....................................................................     17,260,685,439      12,744,473,895
                                                                                                ---------------     ---------------
   End of period ...........................................................................    $15,613,350,304     $17,260,685,439
                                                                                                ===============     ===============
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of period ...........................................................................    $   173,641,357     $   (10,579,632)
                                                                                                ===============     ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Discovery Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares:
Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund.


                             34 | Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                             Semiannual Report | 35

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


                             36 | Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT

The Fund may engage in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                             Semiannual Report | 37

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                             38 | Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

1. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                            SIX MONTHS ENDED                   YEAR ENDED
                                              JUNE 30, 2008                DECEMBER 31, 2007
                                      ----------------------------   -----------------------------
                                         SHARES         AMOUNT          SHARES          AMOUNT
                                      -----------   --------------   -----------   ---------------
CLASS Z SHARES:
   Shares sold ....................     9,165,253   $  279,616,950    24,056,002   $   798,541,198
   Shares issued in reinvestment of
      distributions ...............            --               --     5,514,378       177,662,386
   Shares redeemed ................    (9,517,312)    (290,891,175)  (12,948,159)     (429,524,758)
                                      -----------   --------------   -----------   ---------------
   Net increase (decrease) ........      (352,059)  $  (11,274,225)   16,622,221   $   546,678,826
                                      ===========   ==============   ===========   ===============
CLASS A SHARES:
   Shares sold ....................    34,682,306   $1,047,888,226    99,655,862   $ 3,253,322,579
   Shares issued in reinvestment of
      distributions ...............            --               --    10,564,327       336,532,210
   Shares redeemed ................   (30,955,162)    (930,226,390)  (35,803,944)   (1,167,411,865)
                                      -----------   --------------   -----------   ---------------
   Net increase (decrease) ........     3,727,144   $  117,661,836    74,416,245   $ 2,422,442,924
                                      ===========   ==============   ===========   ===============
CLASS B SHARES:
   Shares sold ....................       345,223   $   10,196,822       764,950   $    24,471,455
   Shares issued in reinvestment of
      distributions ...............            --               --       272,720         8,514,149
   Shares redeemed ................    (1,033,579)     (30,386,798)   (1,535,785)      (49,189,397)
                                      -----------   --------------   -----------   ---------------
   Net increase (decrease) ........      (688,356)  $  (20,189,976)     (498,115)  $   (16,203,793)
                                      ===========   ==============   ===========   ===============
CLASS C SHARES:
   Shares sold ....................     8,846,547   $  264,578,211    27,970,919   $   903,746,320
   Shares issued in reinvestment of
      distributions ...............            --               --     2,910,663        91,972,642
   Shares redeemed ................    (9,263,935)    (275,568,294)   (9,203,919)     (297,836,279)
                                      -----------   --------------   -----------   ---------------
   Net increase (decrease) ........      (417,388)  $  (10,990,083)   21,677,663   $   697,882,683
                                      ===========   ==============   ===========   ===============
CLASS R SHARES:
   Shares sold ....................     1,392,869   $   41,938,263     3,907,963   $   126,322,542
   Shares issued in reinvestment of
      distributions ...............            --               --       333,189        10,535,932
   Shares redeemed ................      (994,815)     (29,688,816)   (1,480,501)      (48,060,453)
                                      -----------   --------------   -----------   ---------------
   Net increase (decrease) ........       398,054   $   12,249,447     2,760,651   $    88,798,021
                                      ===========   ==============   ===========   ===============


                             Semiannual Report | 39

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Investment Management Limited (FTIML)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       0.800%         Up to and including $4 billion
       0.770%         Over $4 billion, up to and including $7 billion
       0.750%         Over $7 billion, up to and including $10 billion
       0.730%         Over $10 billion, up to and including $13 billion
       0.710%         Over $13 billion, up to and including $16 billion
       0.690%         In excess of $ 16 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $ 1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                             40 | Semiannual Report

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.35%
Class B ...   1.00%
Class C ...   1.00%
Class R ...   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $2,486,598
Contingent deferred sales charges retained ......   $  362,055

E. TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees of $9,688,565, of which $5,082,474 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $1,763,159.


                             Semiannual Report | 41

Mutual Discovery Fund

5. INCOME TAXES (CONTINUED)

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments..........................   $13,780,231,246
                                                ---------------
Unrealized appreciation......................   $ 3,148,584,373
Unrealized depreciation......................    (1,255,896,048)
                                                ---------------
Net unrealized appreciation (depreciation)...   $ 1,892,688,325
                                                ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, synthetic equity swaps, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, pass-through entity income, bond discounts and premiums, synthetic equity swaps, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2008, aggregated $785,599,339 and $2,047,686,368, respectively.

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                              CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
                                               AMOUNT         DATE         GAIN         LOSS
                                            ------------   ----------   ----------   -----------
CONTRACTS TO BUY
     24,177,167 British Pound Sterling ..   $ 47,492,417     8/12/08     $510,122    $        --
     30,800,000 British Pound Sterling ..     61,041,040     9/10/08           --        (17,691)
    126,575,046 Japanese Yen ............      1,198,673     9/19/08           --         (1,146)
     36,280,154 Canadian Dollar .........     36,223,175    10/27/08           --       (714,800)
      7,285,003 Canadian Dollar .........      7,118,876    10/27/08       11,169             --
CONTRACTS TO SELL
    623,989,899 Swiss Franc .............    602,203,491     7/07/08           --     (8,709,370)
      4,948,840 Swiss Franc .............      4,960,000     7/07/08      114,873             --
    124,410,000 Euro ....................    195,448,110     7/14/08           --       (300,981)
     83,200,000 Euro ....................    131,156,480     7/14/08      247,997             --
    822,000,000 Danish Krone ............    170,634,117     7/23/08           --     (2,688,724)
    145,139,609 Singapore Dollar ........    103,755,164     7/24/08           --     (3,055,455)


                             42 | Semiannual Report

Mutual Discovery Fund

7.  FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
                                                AMOUNT          DATE          GAIN           LOSS
                                            --------------   ----------   -----------   -------------
CONTRACTS TO SELL (CONTINUED)
     19,624,210 Singapore Dollar ........   $   14,500,000      7/24/08   $    58,222   $          --
    447,886,205 Euro ....................      657,319,564      7/25/08            --     (46,978,241)
    217,805,000 British Pound Sterling ..      423,419,093      8/12/08            --      (9,021,701)
    656,824,703 Euro ....................    1,014,970,983      8/13/08            --     (16,880,943)
    664,121,200 Danish Krone ............      138,743,742      8/25/08            --      (1,041,327)
    144,000,000 Euro ....................      225,498,960      8/28/08            --        (550,961)
    300,000,000 British Pound Sterling ..      588,160,000      9/10/08            --      (6,178,286)
    727,014,796 Swedish Krona ...........      118,785,053      9/16/08            --      (1,376,525)
 21,242,626,400 Japanese Yen ............      217,902,127      9/19/08    16,914,681              --
    155,000,000 Euro ....................      241,219,200      9/24/08            --      (1,760,754)
588,520,016,315 South Korean Won ........      584,307,000      9/29/08    23,546,498              --
  1,560,689,259 Norwegian Krone .........      305,186,399     10/10/08     1,820,376              --
    119,850,000 Euro ....................      185,318,063     10/14/08            --      (2,362,827)
  1,124,890,507 Danish Krone ............      232,263,119     10/23/08            --      (3,742,502)
    160,023,784 Canadian Dollar .........      156,471,872     10/27/08            --        (147,553)
     96,325,000 British Pound Sterling ..      185,801,292     11/12/08            --      (4,097,773)
    189,100,000 Euro ....................      291,417,794     11/13/08            --      (4,237,452)
    403,212,173 Norwegian Krone .........       77,956,946     11/19/08            --        (113,207)
    274,496,710 Norwegian Krone .........       53,625,000     11/19/08       476,803              --
    144,000,000 Euro ....................      224,382,240     11/28/08            --        (581,738)
     38,180,252 New Zealand Dollar ......       28,444,288     12/10/08       121,603              --
    136,937,943 Euro ....................      211,076,146     12/15/08            --      (2,663,577)
 13,916,705,803 Japanese Yen ............      144,065,277     12/19/08    11,645,492              --
                                                                          -----------   -------------
Unrealized gain (loss) on forward
   exchange contracts ...................                                  55,467,836    (117,223,534)
                                                                          -----------   -------------
   NET UNREALIZED LOSS ON FORWARD
      EXCHANGE CONTRACTS ................                                               $ (61,755,698)
                                                                                        =============

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which


                             Semiannual Report | 43

Mutual Discovery Fund

9. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

may result in unfavorable consequences to the Fund. At June 30, 2008, the aggregate value of these securities was $20,053,167, representing 0.13% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                  ACQUISITION
CONTRACTS           ISSUER                                           DATES              COST         VALUE
-----------------   ------                                    -------------------   -----------   ------------
          352,895   AboveNet Inc. .........................   10/02/01 - 12/12/07   $17,427,178   $ 17,644,750
              464   AboveNet Inc., stock grant, grant price
                      $20.95, expiration date 9/09/13 .....    4/17/06 - 9/08/06             --         12,922
           12,673   AboveNet Inc., wts., 9/08/08 ..........    10/02/01 - 9/07/07     1,506,203        405,536
           14,911   AboveNet Inc., wts., 9/08/10 ..........    10/02/01 - 9/07/07     1,843,189        429,437
           66,860   Augsburg Re AG ........................         5/25/06              66,860             --
          768,890   Augsburg Re AG, zero cpn., 8/31/08 ....         5/25/06             768,890             --
        9,005,073   Cerberus CG Investor I LLC ............    7/26/07 - 6/17/08      9,005,073      4,689,039
        7,903,600   Cerberus CG Investor I LLC, 12.00%,
                       7/31/14 ............................         7/26/07           7,903,600      4,115,490
        9,005,073   Cerberus CG Investor II LLC ...........    7/26/07 - 6/17/08      9,005,073      4,689,039
        7,903,600   Cerberus CG Investor II LLC, 12.00%,
                       7/31/14 ............................         7/26/07           7,903,600      4,115,490
        4,502,537   Cerberus CG Investor III LLC ..........    7/26/07 - 6/17/08      4,502,537      2,344,519
        3,951,800   Cerberus CG Investor III LLC,
                       12.00%, 7/31/14 ....................         7/26/07           3,951,800      2,057,745
        8,723,795   Cerberus FIM Investors Auto Finance
                       LLC ................................         11/20/06          8,723,795      2,910,231
       26,153,583   Cerberus FIM investors Auto Finance
                       LLC, 12.00%, 11/22/13 ..............         11/21/06         26,153,583      8,724,754
          726,666   Cerberus FIM Investors Commercial
                       Finance LLC ........................         11/20/06            726,666        242,414


                             44 | Semiannual Report

Mutual Discovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                     ACQUISITION
CONTRACTS              ISSUER                                           DATES              COST          VALUE
-----------------      ------                                    -------------------   -----------   ------------
        2,179,997      Cerberus FIM Investors Commercial
                          Finance LLC, 12.00%, 11/22/13 ......         11/20/06        $ 2,179,997   $    727,240
        1,362,023      Cerberus FIM Investors Commercial
                          Mortgage LLC .......................         11/20/06          1,362,023        454,367
        4,086,069      Cerberus FIM Investors Commercial
                          Mortgage LLC, 12.00%, 11/22/13 .....         11/20/06          4,086,069      1,363,100
        6,661,738      Cerberus FIM Investors Insurance
                          LLC ................................         11/20/06          6,661,738      2,222,335
       19,985,213      Cerberus FIM Investors Insurance
                          LLC, 12.00%, 11/22/13 ..............         11/20/06         19,985,213      6,667,005
       12,402,778      Cerberus FIM Investors Rescap
                          LLC ................................         11/20/06         12,402,779      4,137,528
       37,208,337      Cerberus FIM Investors Rescap LLC,
                          12.00%, 11/22/13 ...................         11/20/06         37,208,336     12,412,585
           89,831   (a)Dana Holding Corp., 4.00%, cvt.
                          pfd., B ............................         12/27/07          8,983,100      8,833,379
          359,884      DecisionOne Corp. .....................    9/28/99 - 7/18/00        273,004             --
          453,956      DecisionOne Corp., 12.00%,
                          4/15/10 ............................    10/29/99 - 4/15/08       759,398        453,956
           82,993      DecisionOne Corp., FRN, 7.25%,
                          5/12/09 ............................         7/09/07              82,993         82,993
          197,603      DecisionOne Corp., wts., 6/08/17 ......         7/09/07                  --             --
        3,850,425      Esmark Inc. ...........................   11/08/04 - 11/28/07    71,317,488     66,258,113
           29,212      FE Capital Holdings Ltd. ..............    8/29/03 - 3/10/08      3,825,606      3,149,787
        4,551,501      Imagine Group Holdings Ltd. ...........         8/31/04          46,614,197     55,664,857
        3,204,016      International Automotive Components
                          Group Brazil LLC ...................    4/13/06 - 8/21/06      1,923,244     13,200,221
          650,533      International Automotive Components
                          Group Japan LLC ....................    9/26/06 - 3/27/07      5,652,170      3,781,934
       13,618,870      International Automotive Components
                          Group LLC ..........................    1/12/06 - 10/16/06    13,624,192     10,641,785
       11,533,276      International Automotive Components
                          Group NA LLC, A ....................    3/30/07 - 10/10/07    11,513,709      8,812,576
        3,472,200      International Automotive Components
                          Group NA LLC, 9.00%, 4/01/17 .......         3/30/07           3,524,283      3,472,200
        1,135,557      Kindred Healthcare Inc. ...............    5/20/99 - 3/29/06     10,626,030     31,025,688
                       Kindred Healthcare Inc., stock grants:
            3,928      grant price $18.15, expiration date
                          7/17/11 ............................    7/17/02 - 7/17/05             --         36,028
            1,175      grant price $19.87, expiration date
                          1/01/12 ............................    1/01/03 - 1/01/06             --          8,756
            1,174      grant price $6.94, expiration date
                          1/01/13 ............................    1/01/04 - 1/03/07             --         23,929
            1,173      grant price $19.87, expiration date
                          1/01/14 ............................    1/01/04 - 1/01/08             --          8,741
              735      grant price $21.33, expiration date
                          1/10/15 ............................    1/01/06 - 1/10/08             --          4,404
              492      grant price $22.08, expiration date
                          1/10/16 ............................    1/09/07 - 1/10/08             --          2,579


                             Semiannual Report | 45

Mutual Discovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                     ACQUISITION
CONTRACTS              ISSUER                                           DATES              COST          VALUE
-----------------      ------                                    -------------------   -----------   ------------
                       Kindred Healthcare Inc., stock grants: (continued)
              246         grant price $19.40, expiration date
                          1/10/17 ............................          1/10/08        $        --   $      1,949
       30,383,284      Motor Coach Industries International
                          Inc., FRN, 15.649%, 12/01/08 .......    5/27/04 - 2/29/08     30,383,284     20,052,967
                5      Motor Coach Industries International
                          Inc., wts., 5/27/09 ................          3/30/07                 --             --
          135,864      NCB Warrant Holdings Ltd., A ..........   12/16/05 - 3/10/08      1,430,514      1,328,071
           47,160      Olympus Re Holdings Ltd. ..............         12/19/01          4,642,320        142,588
                       Pontus I LLC, junior note, 144A, FRN,
       17,328,283         5.231%, 7/24/09 ....................          1/22/08         17,328,283     14,868,883
       15,652,670         5.685%, 7/24/09 ....................          2/25/08         15,652,670     18,791,687
       15,244,597         6.475%, 7/24/09 ....................          2/12/08         15,244,597     13,109,855
        7,622,342      Pontus II Trust, junior note, 144A,
                          FRN, 6.475%, 6/25/09 ...............          2/29/08          7,622,342      6,554,965
           86,280      PTV Inc., 10.00%, pfd., A .............    12/07/01- 3/06/02        120,792         43,140
                                                                                                     ------------
                       TOTAL RESTRICTED SECURITIES (2.31%
                          of Net Assets) .....................                                       $360,721,557
                                                                                                     ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $6,664,295 as of June 30, 2008.

11. UNFUNDED CAPITAL COMMITMENTS

At June 30, 2008, the Fund had aggregate unfunded capital commitments to investments of $3,174,017.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2008, were as shown below.

                              NUMBER OF SHARES/                          NUMBER OF SHARES/
                              PRINCIPAL AMOUNT                            PRINCIPAL AMOUNT                               REALIZED
                                   HELD AT          GROSS      GROSS          HELD AT          VALUE AT    INVESTMENT     CAPITAL
NAME OF ISSUER               BEGINNING OF PERIOD  ADDITIONS  REDUCTIONS    END OF PERIOD    END OF PERIOD    INCOME     GAIN (LOSS)
----------------------       -------------------  ---------  ----------  -----------------  -------------  ----------  ------------
CONTROLLED AFFILIATES(a)
Hancock Discovery LLC .....       8,758,216          --       8,758,216         --               $--          $--      $(10,726,352)
                                                                                                 ---          ---      ------------


                             46 | Semiannual Report

Mutual Discovery Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                                      NUMBER OF                               NUMBER OF
                                       SHARES/                                 SHARES/
                                      PRINCIPAL                               PRINCIPAL
                                        AMOUNT                                  AMOUNT
                                       HELD AT                                 HELD AT      VALUE AT                    REALIZED
                                      BEGINNING       GROSS       GROSS         END OF       END OF       INVESTMENT     CAPITAL
NAME OF ISSUER                        OF PERIOD     ADDITIONS   REDUCTIONS      PERIOD       PERIOD         INCOME     GAIN (LOSS)
----------------------------------   -----------   ----------   ----------   -----------   ------------   ----------   ------------
NON-CONTROLLED AFFILIATES
Aker Yards ASA ...................     5,752,030           --       --         5,752,030   $ 76,817,243   $       --   $         --
Augsberg Re AG ...................        66,860           --       --            66,860             --           --             --
Augsberg Re AG, zero cpn.,
   8/31/08 .......................       768,890           --       --           768,890             --           --             --
CSM NV ...........................     4,036,926           --       --         4,036,926    141,051,710    4,735,067             --
Dockwise Ltd. ....................    12,379,100           --       --        12,379,100     46,192,486           --             --
Esmark Inc. ......................     3,850,425           --       --         3,850,425     66,258,113           --             --
Farmer Brothers Co. ..............       904,637           --       --           904,637     19,133,073      208,066             --
FE Capital Holdings Ltd. .........        12,017       17,195       --            29,212      3,149,787           --             --
Imagine Group Holdings Ltd. ......     4,551,501           --       --         4,551,501     55,664,857           --             --
International Automotive
   Components Group Brazil LLC ...     3,204,016           --       --         3,204,016     13,200,221           --     (1,917,450)
International Automotive
   Components Group Japan LLC ....       650,533           --       --           650,533      3,781,934           --     (4,692,850)
Kloeckner & Co. AG ...............     2,796,264           --       --         2,796,264    159,564,628    2,457,992             --
Marine Harvest ...................   164,857,626   13,851,655       --       178,709,281    131,264,526           --             --
                                                                                           ------------   ----------   ------------
   TOTAL NON-CONTROLLED AFFILIATES .....................................................   $716,078,578   $7,401,125   $ (6,610,300)
                                                                                           ------------   ----------   ------------
      TOTAL AFFILIATED SECURITIES (4.59% of Net Assets) ................................   $716,078,578   $7,401,125   $(17,336,652)
                                                                                           ============   ==========   ============

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

14. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.


                             Semiannual Report | 47

Mutual Discovery Fund

15. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                           LEVEL 1           LEVEL 2         LEVEL 3          TOTAL
                                       ---------------   --------------   ------------   ---------------
ASSETS:
   Investments in Securities........   $11,517,168,908   $3,749,468,073   $406,282,590   $15,672,919,571
   Other Financial Instruments(a)...                --       55,467,836             --        55,467,836
LIABILITIES:
   Other Financial Instruments(a)...                --      117,223,534             --       117,223,534

(a) Other financial instruments may include net unrealized appreciation (depreciation) of futures, forward exchange contracts, swaps, and unfunded loan commitments.

At June 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                              INVESTMENTS
                                                             IN SECURITIES
                                                             -------------
Beginning Balance - January 1, 2008 ......................    $411,076,030
   Net realized gain (loss)...............................            (142)
   Net change in unrealized appreciation (depreciation)...     (71,855,475)
   Net purchases (sales) .................................      64,106,130
   Transfers in and/or out of Level 3 ....................       2,956,047
                                                             -------------
Ending Balance ...........................................    $406,282,590
                                                             =============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period.....    $(71,855,475)
                                                             =============

Mutual Discovery Fund

16. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 49

Mutual Discovery Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including a majority of the independent trustees, in 2008, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings solely dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                             50 | Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual trustees who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                             Semiannual Report | 51

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2007. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2007, and had annualized total returns for the three-and five-year periods in the middle and second lowest performing quintiles, respectively. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2007, was in the second best performing quintile and exceeded 12%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance noting that the Fund's total return on an annualized basis for the five-year period ended December 31, 2007, exceeded 19%, as shown in the Lipper Section 15(c) Report.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three- and five-year periods ended December 31, 2007, and in the second best performing quintile for the 10-year period ended December 31, 2007. The independent trustees noted that the Fund was awarded a Lipper Fund Award as a result of the Fund's risk-adjusted returns over the three-year period ended December 31, 2007. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years.


                             52 | Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The trustees noted that the Fund's overall expense ratio has declined over such period. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff and the effective investment management fee rate charged comparable accounts managed by the Fund's investment manager. The trustees noted that the effective investment management fee of the Fund was within the range of fees charged by the investment manager to other comparable accounts.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate and total expenses were in each case in the second most expensive quintile of its Lipper expense group. The Board believed such expenses were acceptable in view of the Fund's performance and other factors such as the quality and experience of its portfolio managers and research staff and noted that the Fund's contractual fee rate and total expense ratio were within 6 and 2 basis points, respectively, of its Lipper expense group median.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship


                             Semiannual Report | 53

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and 2006 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The trustees believed that the breakpoints approved in 2004 and 2006 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies


                             54 | Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 55

                       This page intentionally left blank.

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)                One Franklin Parkway
                                                        San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL DISCOVERY FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

477 S2008 08/08


                                                                   JUNE 30, 2008

                                    (GRAPHIC)

SEMIANNUAL REPORT AND SHAREHOLDER LETTER                           INTERNATIONAL

                              MUTUAL EUROPEAN FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Semiannual Report

Mutual European Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

This semiannual report for Mutual European Fund covers the period ended June 30, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Mutual European Fund - Class Z had a -13.68% cumulative total return for the six months ended June 30, 2008. The Fund underperformed its old benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index, which had a -11.67% total return (in U.S. dollars) for the same period.(1) However, the Fund performed better than its new benchmark, the MSCI Europe Index, which had a -18.90% total return in local currency terms.(2) We are changing the benchmark index because we think the new index better reflects the Fund's portfolio as well as its long-standing policy of hedging European currencies against the U.S. dollar. You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the first half of 2008, the U.S. economy grew marginally as energy prices rose, housing prices declined, the labor situation and consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region.

(2.) Source: MSCI, Inc. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance in the European region and includes reinvested daily net dividends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                              4 | Semiannual Report
spread globally. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global gross domestic product -- could have a meaningfully negative impact on growth prospects around the world.(3) Nevertheless, growth remained relatively strong in developing economies, particularly in Asia where China-led demand continued to impact commodities' prices and related equities.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

Germany                                     19.8%
France                                      17.9%
U.K.                                        11.5%
Switzerland                                  8.8%
Netherlands                                  8.7%
U.S.                                         6.4%
Denmark                                      5.5%
Italy                                        4.1%
Sweden                                       3.5%
Norway                                       2.8%
Belgium                                      2.2%
Spain                                        1.3%
Other                                        2.1%
Short-Term Investments & Other Net Assets    5.4%

In the six months under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, as well as for precious metals, adding to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation, which Merrill Lynch estimated at 5.5% globally at the end of June, up from 3.5% at the beginning of 2008. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 4.25%, the European Central Bank maintained rates at 4.00%. Overall, rising inflation led more than three-quarters of the world's central banks to raise rates as of the end of June, according to Merrill Lynch's estimate. Interest rate differentials pressured the U.S. dollar, particularly in the first quarter, but the greenback regained ground as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, however, the U.S. dollar declined versus many of the world's currencies, and the dollar's weakness contributed to higher commodities' prices, as most of these prices are set in U.S. dollars.

Against this challenging economic backdrop, many global equity markets were volatile, and a majority of them declined over the six-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Many financial institutions were hurt by their subprime loan exposure, but abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

During the reporting period, European and U.S. equities exhibited a marked difference in relative performance and valuation. The Standard & Poor's 500 Index (S&P 500) fell 11.91%, while its comparable European counterpart, the

(3.) Source: Global Insight.


                              Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/08

                                 % OF TOTAL
                                 NET ASSETS
                                 ----------
Food Products                        7.0%
Industrial Conglomerates             6.1%
Commercial Banks                     6.0%
Insurance                            5.3%
Diversified Financial Services       4.9%
Diversified Telecommunication        4.4%
   Services
Air Freight & Logistics              4.3%
Tobacco                              4.2%
Chemicals                            4.1%
Oil, Gas & Consumable Fuels          3.7%

Dow Jones Euro STOXX 600 (STOXX 600) Index, lost 18.29%.(4) At period-end, the average price-to-earnings (P/E) multiple for the S&P 500 was 14.0 compared with
10.8 for the STOXX 600, while the S&P 500's cash-flow multiples were 8.7% for this year's estimates compared with 6.9% for the STOXX 600. Finally, the dividend yield of the S&P 500 was 2.4%, while the STOXX 600's was 4.1%. We believe either the outlook for corporate earnings growth was significantly better in the U.S. than in Europe, or consensus expectations for European corporate earnings were overly optimistic and might be severely curtailed as the rest of 2008 unfolds. During the period, Europe had no subprime mortgage crisis (even if Spain and the U.K. were feeling the negative effects of past excesses). European consumers were much less indebted than their American counterparts. European industrial companies, on the whole, held low relative debt and produced solid cash flow, the result of an ongoing, decades-long restructuring and deleveraging process.

INVESTMENT STRATEGY

We follow a distinctive value investment approach, which combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

(4.) Source: (C) 2008 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The STOXX 600 is derived from the Dow Jones STOXX Total Market Index(TM) and a subset of the Dow Jones STOXX Global 1800 Index. With a fixed number of 600 components, the index represents large-, mid- and small-capitalization companies across 18 countries in the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the U.K.


                              6 | Semiannual Report

MANAGER'S DISCUSSION

Three investments that declined in value during the first half of 2008 were German companies: securities exchange platform provider Deutsche Boerse, electronics and industrial engineering firm Siemens, and vehicle manufacturer Daimler AG.

Shares of Frankfurt-based Deutsche Boerse fell on investor concerns about declining equity and derivatives trade volumes on the exchanges it operates. Despite overall growth in revenues and earnings, the company subsequently confirmed the drop in equity volumes and decelerating derivatives trading growth rates. Thus, Deutsche Boerse shares lost almost 46% in local currency for the six months under review.

Siemens shares, down almost 36% in local currency during 2008's first half, were negatively impacted by macroeconomic concerns. The company also announced significant charges related to legacy contracts in its energy, transport and technology divisions, the magnitude of which surprised the market.

Daimler AG shares fell nearly 38% in local currency on declining U.S. car sales and forecasts for flat sales in Germany, a key market. With oil prices having doubled since June 2007, investors grew concerned about the implications for even lower future sales at Daimler.

Among the top contributors to the Fund's overall return were French transportation infrastructure company Groupe Eurotunnel; Kloeckner & Co., a trader and distributor of steel and metal-based products; and Globe Specialty Metals, a leading producer of silicon metal and silicon-based specialty alloys used in a number of industrial applications, particularly solar panels.

The Fund benefited from its investments in Groupe Eurotunnel, which owns and operates the undersea English Channel Tunnel, or Chunnel, and its rail link between France and England. The company posted strong operating results and also completed a comprehensive debt restructuring. Mutual Series portfolio managers actively participated on the creditor committee that negotiated Groupe Eurotunnel's restructuring transaction. Overall, the Fund's investment appreciated approximately 17% during the period.

Shares of Germany-based Kloeckner, the largest independent distributor of steel and metal-based products, advanced nearly 36% in local currency during the six-month period. Industry-wide tight inventories and unprecedented steel price increases in Europe and the U.S. drove Kloeckner's earnings significantly higher.

TOP 10 HOLDINGS
6/30/08

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
----------------------------------------   ----------
Nestle SA                                      2.5%
   FOOD PRODUCTS, SWITZERLAND
A.P. Moller-Maersk AG                          2.4%
   MARINE, DENMARK
Schindler Holding AG                           2.3%
   MACHINERY, SWITZERLAND
E.ON AG                                        2.3%
   ELECTRIC UTILITIES, GERMANY
British American Tobacco PLC                   2.2%
   TOBACCO, U.K.
RWE AG                                         2.2%
   MULTI-UTILITIES, GERMANY
Koninklijke Philips Electronics NV             2.1%
   INDUSTRIAL CONGLOMERATES, NETHERLANDS
Carrefour SA                                   2.1%
   FOOD & STAPLES RETAILING, FRANCE
BNP Paribas SA                                 2.0%
   COMMERCIAL BANKS, FRANCE
Imperial Tobacco Group PLC                     2.0%
   TOBACCO, U.K.


                              Semiannual Report | 7

The Fund's investment in London-listed Globe Specialty Metals rose more than 158% in value during the six months under review, largely the result of increases in the price of silicon, one of its major products.

The Fund also benefited from its investments in Dow Jones Euro STOXX index put options, which allow holders to profit if the market declines within a preset period of time. Consistent with Mutual Series' focus on limiting volatility and downside risk, the Fund purchased some index puts with a view to partly protect the Fund's portfolio at a time of significant market dislocation. We do not expect that owning a modest amount of put protection will be a permanent feature of the Fund's investment portfolio. Rather, it is a risk control strategy that we may employ from time to time in periods of unusual market upheavals.

Finally, investors should note that in accordance with our general currency hedging policy, the Fund was predominantly hedged to the U.S. dollar for most of its European holdings throughout the period. As a result, the Fund did not benefit to any meaningful extent from the dollar's weakness compared with most foreign currencies during the first half of 2008.

Consistent with our strategy, we continued to identify suitable "value" investment opportunities across the region, and as a result reduced the Fund's cash position by period-end. This did not reflect a sudden optimism about the region's equity markets. We recognize the ongoing U.S. credit crisis is by no means over. We believe Europe and the world will feel the effects for a while, and it is impossible to guess how long this will last. Even if financial stressors recede, the pressure of rising commodity costs looms large with notable economic, social and political consequences. We have been in similar circumstances before. True to our time-tested investment approach, we have, cautiously and with a keen eye on risk, sought to take advantage of specific situations to invest in what we view to be good businesses at attractive prices.


                              8 | Semiannual Report

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.

(PHOTO OF PHILIPPE BRUGERE-TRELAT)


/s/ Philippe Brugere-Trelat
Philippe Brugere-Trelat
Portfolio Manager


(PHOTO OF KATRINA DUDLEY)


/s/ Katrina Dudley
Katrina Dudley, CFA
Assistant Portfolio Manager

Mutual European Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PHILIPPE BRUGERE-TRELAT has been lead portfolio manager for Mutual European Fund since 2005. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

KATRINA DUDLEY has been assistant portfolio manager for Mutual European Fund since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as domestic health care companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.


                              Semiannual Report | 9

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: MEURX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$3.60    $22.72    $26.32

CLASS A (SYMBOL: TEMIX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$3.57    $22.29    $25.86

CLASS B (SYMBOL: TEUBX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$3.56    $21.68    $25.24

CLASS C (SYMBOL: TEURX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$3.64    $22.18    $25.82


                             10 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS Z                                   6-MONTH           1-YEAR    5-YEAR     10-YEAR
-------------------------------------     -------          -------   --------   --------
Cumulative Total Return(2)                 -13.68%          -13.37%   +120.59%   +218.56%
Average Annual Total Return(3)             -13.68%          -13.37%    +17.14%    +12.28%
Value of $10,000 Investment(4)            $ 8,632          $ 8,663   $ 22,059   $ 31,856
   Total Annual Operating Expenses(5)               1.04%

CLASS A                                   6-MONTH           1-YEAR    5-YEAR      10-YEAR
-------------------------------------     -------          -------   --------    --------
Cumulative Total Return(2)                 -13.81%          -13.62%   +117.22%    +207.17%
Average Annual Total Return(3)             -18.77%          -18.59%    +15.41%     +11.22%
Value of $10,000 Investment(4)            $ 8,123          $ 8,141   $ 20,478    $ 28,953
   Total Annual Operating Expenses(5)               1.34%

CLASS B                                   6-MONTH           1-YEAR    5-YEAR    INCEPTION (1/1/99)
-------------------------------------     -------          -------   --------   ------------------
Cumulative Total Return(2)                 -14.10%          -14.22%   +109.95%       +233.00%
Average Annual Total Return(3)             -17.54%          -17.38%    +15.77%        +13.51%
Value of $10,000 Investment(4)            $ 8,246          $ 8,262   $ 20,795       $ 33,300
   Total Annual Operating Expenses(5)               2.04%

CLASS C                                   6-MONTH          1-YEAR     5-YEAR      10-YEAR
-------------------------------------     -------          -------   --------    --------
Cumulative Total Return(2)                -14.10%           -14.23%   +110.04%    +188.58%
Average Annual Total Return(3)            -14.96%           -15.02%    +16.00%     +11.18%
Value of $10,000 Investment(4)           $ 8,504           $ 8,498   $ 21,004    $ 28,858
   Total Annual Operating Expenses(5)               2.04%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                             Semiannual Report | 11

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN EUROPE, IT MAY EXPERIENCE GREATER VOLATILITY THAN A GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. IN ADDITION, THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE CERTAIN RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/08      VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
                                           -----------------   --------------   ----------------------
CLASS Z
Actual                                           $1,000           $  863.20             $ 5.05
Hypothetical (5% return before expenses)         $1,000           $1,019.44             $ 5.47

CLASS A
Actual                                           $1,000           $  861.90             $ 6.34
Hypothetical (5% return before expenses)         $1,000           $1,018.05             $ 6.87

CLASS B
Actual                                           $1,000           $  859.00             $ 9.66
Hypothetical (5% return before expenses)         $1,000           $1,014.47             $10.47

CLASS C
Actual                                           $1,000           $  859.00             $ 9.66
Hypothetical (5% return before expenses)         $1,000           $1,014.47             $10.47

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.09%; A: 1.37%; B: 2.09%; and C: 2.09%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             14 | Semiannual Report

MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

                                                   SIX MONTHS
                                                     ENDED                           YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2008   ---------------------------------------------------------------
CLASS Z                                           (UNAUDITED)       2007           2006          2005         2004        2003
-------                                          -------------   ----------     ----------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........  $    26.32     $    24.59     $    21.30     $  19.75     $  16.79     $  12.97
                                                  ----------     ----------     ----------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................        0.47           0.46           0.62         0.42         0.37         0.32
   Net realized and unrealized gains (losses)...       (4.07)          3.74           5.08         3.11         3.21         3.93
                                                  ----------     ----------     ----------     --------     --------     --------
Total from investment operations ...............       (3.60)          4.20           5.70         3.53         3.58         4.25
                                                  ----------     ----------     ----------     --------     --------     --------
Less distributions from:
   Net investment income .......................          --          (0.68)         (0.66)       (0.55)       (0.60)       (0.43)
   Net realized gains ..........................          --          (1.79)         (1.75)       (1.43)       (0.02)          --
                                                  ----------     ----------     ----------     --------     --------     --------
Total distributions ............................          --          (2.47)         (2.41)       (1.98)       (0.62)       (0.43)
                                                  ----------     ----------     ----------     --------     --------     --------
Redemption fees ................................          --(c)          --(c)          --(c)        --(c)        --(c)        --(c)
                                                  ----------     ----------     ----------     --------     --------     --------
Net asset value, end of period .................  $    22.72     $    26.32     $    24.59     $  21.30     $  19.75        16.79
                                                  ==========     ==========     ==========     ========     ========     ========
Total return(d) ................................      (13.68)%        17.15%         27.30%       18.03%       21.58%       32.84%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ....................................        1.09%(g)       1.04%(g)       1.05%(g)     1.05%(g)     1.07%(g)     1.08%
Expenses - excluding dividend expense on
   securities sold short .......................        1.05%(g)       1.04%(g)       1.04%(g)     1.04%(g)     1.07%(g)     1.08%
Net investment income .........................         3.92%          1.65%          2.64%        1.99%        2.10%        2.19%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............  $1,071,226     $1,250,521     $1,034,000     $788,228     $650,547     $498,667
Portfolio turnover rate ........................       15.18%         39.60%         37.65%       29.84%       33.11%       52.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Mutual European Fund

                                                    SIX MONTHS
                                                      ENDED                           YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2008    -------------------------------------------------------------
CLASS A                                            (UNAUDITED)        2007           2006         2005        2004        2003
-------                                           -------------    ----------     ----------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period............    $    25.86     $    24.19     $   20.99     $  19.50    $  16.59    $  12.83
                                                    ----------     ----------      --------     --------    --------    --------
Income from investment operations(a):
   Net investment income(b).....................          0.43           0.36          0.56         0.34        0.31        0.26
   Net realized and unrealized gains (losses)...         (4.00)          3.70          4.98         3.07        3.16        3.88
                                                    ----------     ----------      --------     --------    --------    --------
Total from investment operations................         (3.57)          4.06          5.54         3.41        3.47        4.14
                                                    ----------     ----------      --------     --------    --------    --------
Less distributions from:
   Net investment income........................            --          (0.60)        (0.59)       (0.49)      (0.54)      (0.38)
   Net realized gains...........................            --          (1.79)        (1.75)       (1.43)      (0.02)         --
                                                    ----------     ----------      --------     --------    --------    --------
Total distributions.............................            --          (2.39)        (2.34)       (1.92)      (0.56)      (0.38)
                                                    ----------     ----------      --------     --------    --------    --------
Redemption fees.................................            --(c)          --(c)         --(c)        --(c)       --(c)       --(c)
                                                    ----------     ----------      --------     --------    --------    --------
Net asset value, end of period..................    $    22.29     $    25.86      $  24.19     $  20.99    $  19.50    $  16.59
                                                    ==========     ==========      ========     ========    ========    ========
Total return(d).................................        (13.81)%        16.86%        26.96%       17.56%      21.23%      32.34%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f).....................................          1.37%(g)       1.34%(g)      1.34%(g)     1.38%(g)    1.42%(g)    1.43%
Expenses - excluding dividend expense on
   securities sold short........................          1.33%(g)       1.34%(g)      1.33%(g)     1.37%(g)    1.42%(g)    1.43%
Net investment income...........................          3.64%          1.35%         2.35%        1.66%       1.75%       1.84%

SUPPLEMENTAL DATA
Net assets, end of period (000's)...............    $1,075,842     $1,333,176      $964,717     $707,995    $545,120    $417,630
Portfolio turnover rate.........................         15.18%         39.60%        37.65%       29.84%      33.11%      52.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual European Fund

                                                    SIX MONTHS
                                                      ENDED                           YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2008   -------------------------------------------------------
CLASS B                                            (UNAUDITED)      2007        2006        2005        2004        2003
-------                                           -------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period............     $ 25.24      $ 23.65     $ 20.58     $ 19.14     $ 16.31     $ 12.64
                                                     -------      -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b).....................        0.33         0.18        0.38        0.21        0.19        0.16
   Net realized and unrealized gains (losses)...       (3.89)        3.60        4.87        3.01        3.10        3.81
                                                     -------      -------     -------     -------     -------     -------
Total from investment operations................       (3.56)        3.78        5.25        3.22        3.29        3.97
                                                     -------      -------     -------     -------     -------     -------
Less distributions from:
   Net investment income........................          --        (0.40)      (0.43)      (0.35)      (0.44)      (0.30)
   Net realized gains...........................          --        (1.79)      (1.75)      (1.43)      (0.02)         --
                                                     -------      -------     -------     -------     -------     -------
Total distributions.............................          --        (2.19)      (2.18)      (1.78)      (0.46)      (0.30)
                                                     -------      -------     -------     -------     -------     -------
Redemption fees.................................          --(c)        --(c)       --(c)       --(c)       --(c)       --(c)
                                                     -------      -------     -------     -------     -------     -------
Net asset value, end of period..................     $ 21.68      $ 25.24     $ 23.65     $ 20.58     $ 19.14     $ 16.31
                                                     =======      =======     =======     =======     =======     =======
Total return(d).................................      (14.10)%      16.05%      26.01%      16.87%      20.41%      31.45%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f).....................................        2.09%(g)     2.04%(g)    2.05%(g)    2.05%(g)    2.07%(g)    2.08%
Expenses - excluding dividend expense on
   securities sold short .......................        2.05%(g)     2.04%(g)    2.04%(g)    2.04%(g)    2.07%(g)    2.08%
Net investment income...........................        2.92%        0.65%       1.64%       0.99%       1.10%       1.19%

SUPPLEMENTAL DATA
Net assets, end of period (000's)...............     $49,841      $65,317     $63,219     $55,303     $50,216     $38,526
Portfolio turnover rate.........................       15.18%       39.60%      37.65%      29.84%      33.11%      52.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual European Fund

                                                    SIX MONTHS
                                                      ENDED                          YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2008   ------------------------------------------------------------
CLASS C                                            (UNAUDITED)      2007         2006         2005         2004         2003
-------                                           -------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period............     $  25.82     $  24.17     $  20.98     $  19.50     $  16.60     $  12.85
                                                     --------     --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b).....................         0.34         0.17         0.38         0.21         0.20         0.17
   Net realized and unrealized gains (losses)...        (3.98)        3.69         4.99         3.05         3.15         3.87
                                                     --------     --------     --------     --------     --------     --------
Total from investment operations................        (3.64)        3.86         5.37         3.26         3.35         4.04
                                                     --------     --------     --------     --------     --------     --------
Less distributions from:
   Net investment income........................           --        (0.42)       (0.43)       (0.35)       (0.43)       (0.29)
   Net realized gains...........................           --        (1.79)       (1.75)       (1.43)       (0.02)          --
                                                     --------     --------     --------     --------     --------     --------
Total distributions.............................           --        (2.21)       (2.18)       (1.78)       (0.45)       (0.29)
                                                     --------     --------     --------     --------     --------     --------
Redemption fees.................................           --(c)        --(c)        --(c)        --(c)        --(c)        --(c)
                                                     --------     --------     --------     --------     --------     --------
Net asset value, end of period..................     $  22.18     $  25.82     $  24.17     $  20.98     $  19.50     $  16.60
                                                     ========     ========     ========     ========     ========     ========
Total return(d).................................       (14.10)%      16.03%       26.10%       16.78%       20.43%       31.49%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f).....................................         2.09%(g)     2.04%(g)     2.05%(g)     2.05%(g)     2.07%(g)     2.08%
Expenses - excluding dividend expense on
   securities sold short........................         2.05%(g)     2.04%(g)     2.04%(g)     2.04%(g)     2.07%(g)     2.08%
Net investment income...........................         2.92%        0.65%        1.64%        0.99%        1.10%        1.19%

SUPPLEMENTAL DATA
Net assets, end of period (000's)...............     $305,404     $384,861     $303,259     $242,894     $205,197     $166,758
Portfolio turnover rate.........................        15.18%       39.60%       37.65%       29.84%       33.11%       52.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual European Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

                                                                                  SHARES/WARRANTS/
                                                                      COUNTRY         CONTRACTS          VALUE
                                                                  --------------  ----------------  --------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS 89.3%
            AIR FREIGHT & LOGISTICS 4.3%
            Deutsche Post AG. ..................................      Germany         1,807,249     $   47,039,328
            Geodis SA. .........................................      France             53,673         11,238,607
            TNT NV. ............................................    Netherlands       1,470,540         50,292,929
                                                                                                    --------------
                                                                                                       108,570,864
                                                                                                    --------------
            AUTO COMPONENTS 0.8%
        (a) Goodyear Tire & Rubber Co. .........................   United States      1,150,310         20,510,027
                                                                                                    --------------
            AUTOMOBILES 1.7%
            Daimler AG .........................................      Germany           690,054         42,593,116
                                                                                                    --------------
            BEVERAGES 3.5%
            Carlsberg AS, A ....................................      Denmark            28,600          2,759,638
            Carlsberg AS, B ....................................      Denmark           468,810         45,285,371
            Pernod Ricard SA ...................................      France            374,851         38,513,187
                                                                                                    --------------
                                                                                                        86,558,196
                                                                                                    --------------
            CAPITAL MARKETS 0.5%
            D. Carnegie & Co. AB ...............................      Sweden            855,858         11,437,203
                                                                                                    --------------
            CHEMICALS 4.1%
            Akzo Nobel NV ......................................    Netherlands          67,000          4,606,052
            Koninklijke DSM NV .................................    Netherlands         711,489         41,866,008
            Lanxess ............................................      Germany           245,850         10,095,970
            Linde AG ...........................................      Germany           238,239         33,499,211
            Sika AG ............................................    Switzerland           8,141         12,815,201
                                                                                                    --------------
                                                                                                       102,882,442
                                                                                                    --------------
            COMMERCIAL BANKS 6.0%
            Banco Popolare SpA .................................      Italy           1,109,785         19,711,434
            BNP Paribas SA .....................................      France            560,850         50,814,405
            Danske Bank AS .....................................      Denmark         1,003,366         29,023,509
            Hypo Real Estate Holding AG ........................      Germany           312,168          8,734,661
            Intesa Sanpaolo SpA ................................      Italy           2,921,263         16,685,850
            Societe Generale, A ................................      France            299,375         26,063,479
                                                                                                    --------------
                                                                                                       151,033,338
                                                                                                    --------------
            COMMUNICATIONS EQUIPMENT 1.0%
            Telefonaktiebolaget LM Ericsson, B ................        Sweden         2,188,993         22,820,558
            Telefonaktiebolaget LM Ericsson, B, ADR ............       Sweden           134,200          1,395,680
                                                                                                    --------------
                                                                                                        24,216,238
                                                                                                    --------------
            CONSTRUCTION MATERIALS 0.4%
            CRH PLC ............................................      Ireland           357,799         10,110,603
                                                                                                    --------------
            DIVERSIFIED FINANCIAL SERVICES 4.9%
            Deutsche Boerse AG .................................      Germany           255,721         28,866,574
            Fortis .............................................      Belgium         2,208,066         35,359,268
        (a) Fortis VVPR Strip ..................................      Belgium           442,602              6,969
            Groupe Bruxelles Lambert SA ........................      Belgium           173,914         20,705,420
            Guinness Peat Group PLC ............................  United Kingdom     10,354,556         10,798,187
            Ifil SpA ...........................................       Italy             33,980            220,975


                             Semiannual Report | 19

Mutual European Fund

                                                                                  SHARES/WARRANTS/
                                                                      COUNTRY         CONTRACTS          VALUE
                                                                  --------------  ----------------  --------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
            DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
            Investor AB, B .....................................      Sweden            834,321     $   17,624,354
     (a, b) Marconi Corp., Contingent Distribution .............  United Kingdom     28,582,000                 --
            Oslo Bors VPS Holding ASA ..........................      Norway            340,000          8,480,302
                                                                                                    --------------
                                                                                                       122,062,049
                                                                                                    --------------
            DIVERSIFIED TELECOMMUNICATION SERVICES 4.4%
  (a, c, d) AboveNet Inc. ......................................   United States         88,848          4,442,400
  (a, c, d) AboveNet Inc., stock grant, grant price $20.95,
               expiration date 9/09/13 .........................   United States            117              3,258
  (a, c, d) AboveNet Inc., wts., 9/08/08 .......................   United States          3,214            102,848
  (a, c, d) AboveNet Inc., wts., 9/08/10 .......................   United States          3,781            108,893
            Koninklijke (Royal) KPN NV .........................   Netherlands        2,362,961         40,555,832
            Telecom Italia SpA .................................      Italy          16,785,098         33,830,165
            Telefonica SA ......................................      Spain           1,202,001         31,948,284
                                                                                                    --------------
                                                                                                       110,991,680
                                                                                                    --------------
            ELECTRIC UTILITIES 2.9%
            E.ON AG ............................................      Germany           280,020         56,477,380
            Electricite de France ..............................      France            180,900         17,187,556
                                                                                                    --------------
                                                                                                        73,664,936
                                                                                                    --------------
            ENERGY EQUIPMENT & SERVICES 1.9%
            Bourbon SA .........................................      France            373,667         23,234,971
        (a) Compagnie Generale de Geophysique SA ...............      France            236,970         11,212,646
        (a) Petroleum Geo-Services ASA .........................      Norway            233,063          5,721,528
            Seadrill Ltd. ......................................      Bermuda           266,180          8,142,020
                                                                                                    --------------
                                                                                                        48,311,165
                                                                                                    --------------
            FOOD & STAPLES RETAILING 2.1%
            Carrefour SA........................................      France            906,000         51,300,092
                                                                                                    --------------
            FOOD PRODUCTS 7.0%
            Cadbury PLC.........................................  United Kingdom      1,678,343         21,148,770
            CSM NV..............................................    Netherlands         816,226         28,519,243
            Groupe Danone.......................................      France            556,240         39,063,157
            Leroy Seafood Group ASA.............................      Norway              6,693            127,174
            Nestle SA...........................................   Switzerland        1,370,370         61,924,894
            Premier Foods PLC...................................  United Kingdom      5,959,452         11,338,447
            Rieber & Son ASA....................................      Norway          1,548,350         13,577,483
                                                                                                    --------------
                                                                                                       175,699,168
                                                                                                    --------------
            HEALTH CARE PROVIDERS & SERVICES 0.9%
            Rhoen-Klinikum AG...................................      Germany           746,476         23,508,023
                                                                                                    --------------
            HOTELS, RESTAURANTS & LEISURE 2.6%
            Accor SA............................................      France            539,877         36,069,334
            Enterprise Inns PLC.................................  United Kingdom      3,499,111         28,302,684
                                                                                                    --------------
                                                                                                        64,372,018
                                                                                                    --------------


                             20 | Semiannual Report

Mutual European Fund

                                                                                  SHARES/WARRANTS/
                                                                      COUNTRY         CONTRACTS          VALUE
                                                                  --------------  ----------------  --------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
            INDUSTRIAL CONGLOMERATES 6.1%
            C.I.R. SpA .........................................      Italy           7,562,312     $   20,897,868
            Koninklijke Philips Electronics NV .................    Netherlands       1,526,224         51,932,988
        (d) Orkla ASA ..........................................      Norway          2,445,205         31,406,655
            Siemens AG .........................................      Germany           442,535         48,860,713
                                                                                                    --------------
                                                                                                       153,098,224
                                                                                                    --------------
            INSURANCE 5.3%
            Allianz SE .........................................      Germany           211,250         37,191,837
            Assicurazioni Generali SpA .........................      Italy             313,073         12,013,551
            Brit Insurance Holdings PLC ........................  United Kingdom      1,307,310          4,570,878
            Lancashire Holdings Ltd. ...........................  United Kingdom      1,639,810          9,996,750
     (a, c) Olympus Re Holdings Ltd. ...........................   United States         16,080             48,618
            White Mountains Insurance Group Ltd. ...............   United States         57,372         24,612,588
            Zurich Financial Services AG .......................    Switzerland         175,140         44,835,154
                                                                                                    --------------
                                                                                                       133,269,376
                                                                                                    --------------
            MACHINERY 3.6%
            AB SKF, B ..........................................      Sweden          2,101,767         32,971,494
            Schindler Holding AG ...............................    Switzerland         406,243         30,284,292
            Schindler Holding AG, Registered ...................    Switzerland         352,315         26,384,824
                                                                                                    --------------
                                                                                                        89,640,610
                                                                                                    --------------
            MARINE 2.4%
            A.P. Moller - Maersk AS ............................      Denmark             4,819         59,013,977
                                                                                                    --------------
            MEDIA 3.5%
        (a) Eutelsat Communications ............................      France          1,179,018         32,841,164
            JC Decaux SA .......................................      France            317,411          8,091,687
        (a) Premiere AG ........................................      Germany           702,674         15,490,027
            Virgin Media Inc. ..................................  United Kingdom      1,632,505         22,218,393
            WPP Group PLC ......................................  United Kingdom        990,271          9,553,611
                                                                                                    --------------
                                                                                                        88,194,882
                                                                                                    --------------
            METALS & MINING 3.5%
            Alcoa Inc. .........................................   United States        386,190         13,756,088
     (a, e) Globe Specialty Metals Inc., 144A ..................   United States      1,593,600         47,409,600
        (a) New World Resources BV .............................  Czech Republic        427,259         15,151,481
            Rio Tinto PLC, ADR .................................  United Kingdom         24,200         11,979,000
                                                                                                    --------------
                                                                                                        88,296,169
                                                                                                    --------------
            MULTI-UTILITIES 3.3%
            RWE AG .............................................      Germany           433,364         54,555,880
            Suez SA ............................................      France            394,784         26,879,148
                                                                                                    --------------
                                                                                                        81,435,028
                                                                                                    --------------
            MULTILINE RETAIL 0.9%
        (a) Arcandor AG ........................................      Germany            40,000            462,303
            Jelmoli Holding AG .................................    Switzerland           8,844         22,900,029
                                                                                                    --------------
                                                                                                        23,362,332
                                                                                                    --------------


                             Semiannual Report | 21

Mutual European Fund

                                                                                  SHARES/WARRANTS/
                                                                      COUNTRY         CONTRACTS          VALUE
                                                                  --------------  ----------------  --------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS 3.7%
  (a, c, f) Euro Wagon LP ......................................  Jersey Islands     16,127,149     $   20,209,714
            Ganger Rolf ........................................      Norway            264,340         11,602,967
            Royal Dutch Shell PLC, A ...........................  United Kingdom        701,451         28,866,233
            Total SA, B ........................................      France            364,598         31,116,005
                                                                                                    --------------
                                                                                                        91,794,919
                                                                                                    --------------
            PAPER & FOREST PRODUCTS 0.2%
            Mondi PLC ..........................................  United Kingdom        938,283          5,542,458
                                                                                                    --------------
            PHARMACEUTICALS 0.9%
            Novartis AG ........................................   Switzerland          395,784         21,794,273
                                                                                                    --------------
            REAL ESTATE 0.1%
        (g) Canary Wharf Group PLC .............................  United Kingdom        192,100          1,492,326
                                                                                                    --------------
            REAL ESTATE MANAGEMENT & DEVELOPMENT 0.3%
            IVG Holding  AG ....................................      Germany           394,090          7,775,293
                                                                                                    --------------
            THRIFTS & MORTGAGE FINANCE 0.6%
            Aareal Bank AG .....................................      Germany           639,934         15,678,880
                                                                                                    --------------
            TOBACCO 4.2%
            British American Tobacco PLC .......................  United Kingdom      1,581,901         54,805,324
            Imperial Tobacco Group PLC .........................  United Kingdom      1,349,474         50,301,644
                                                                                                    --------------
                                                                                                       105,106,968
                                                                                                    --------------
            TRADING COMPANIES & DISTRIBUTORS 1.7%
            Kloeckner & Co. AG .................................      Germany           446,701         25,490,326
            Wolseley PLC .......................................  United Kingdom      2,227,703         16,709,603
                                                                                                    --------------
                                                                                                        42,199,929
                                                                                                    --------------
            TRANSPORTATION INFRASTRUCTURE 0.0%(h)
        (a) Groupe Eurotunnel SA, wts., 12/30/11 ...............      France            444,134            181,827
                                                                                                    --------------
            TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
               (COST $ 1,904,450,274) ..........................                                     2,235,698,629
                                                                                                    --------------
            PREFERRED STOCKS 1.5%
            AUTOMOBILES 1.5%
            Porsche Automobile Holding SE, pfd. ................      Germany           239,870         36,905,000
                                                                                                    --------------
            DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(h)
        (c) PTV Inc., 10.00%, pfd., A ..........................  United Kingdom         46,841             23,421
                                                                                                    --------------
            TOTAL PREFERRED STOCKS (COST $ 53,009,824) .........                                        36,928,421
                                                                                                    --------------
            OPTIONS PURCHASED 2.0%
            PUT OPTIONS 2.0%
        (a) Dow Jones EUROSTOXX 50, exercise price $3,350.00,
               expiration date 3/20/09, contracts ..............   United States        111,587         23,976,699
        (a) Dow Jones EUROSTOXX 50, exercise price $3,350.00,
               expiration date 3/25/09, contracts ..............   United States         37,500          8,215,875


                             22 | Semiannual Report

Mutual European Fund


                                                                      COUNTRY         CONTRACTS          VALUE
                                                                  --------------  ----------------  --------------
            OPTIONS PURCHASED (CONTINUED)
            PUT OPTIONS 2.0% (CONTINUED)
        (a) Dow Jones EUROSTOXX 50, exercise price $3,200.00,
               expiration date 6/19/09, contracts ..............   United States         79,488     $   17,260,024
        (a) Volkswagen AG, exercise price $ 170.00, expiration
               date 12/19/08, contracts ........................      Germany               500            624,329
                                                                                                    --------------
            TOTAL OPTIONS PURCHASED (COST $ 36,209,792) ........                                        50,076,927
                                                                                                    --------------

                                                                                  PRINCIPAL AMOUNT(I)/
                                                                                         SHARES
                                                                                  --------------------
            CORPORATE BONDS & NOTES 1.8%
            Groupe Eurotunnel SA, cvt., sub. bond,
            NRS I, T1, 3.00%, 7/28/08 ...........................     France             8,000   EUR            31,269
            NRS I, T1, 3.00%, 7/28/08 ...........................     France             9,616   GBP            51,345
            NRS I, T2, 3.00%, 7/28/09 ...........................     France             8,000   EUR            30,639
            NRS I, T2, 3.00%, 7/28/09 ...........................     France             9,616   GBP            50,387
            NRS I, T3, 3.00%, 7/28/10 ...........................     France         3,439,700   EUR        12,902,981
            NRS I, T3, 3.00%, 7/28/10 ...........................     France         2,751,256   GBP        14,141,983
            NRS II, 6.00%, 7/28/10 ..............................     France         3,677,100   EUR         8,045,907
            NRS II, 6.00%, 7/28/10 ..............................     France         3,470,425   GBP         9,577,117
                                                                                                        --------------
            TOTAL CORPORATE BONDS & NOTES (COST $ 35,321,420) ...                                           44,831,628
                                                                                                        --------------
            COMPANIES IN LIQUIDATION 0.0%
     (a, c) Augsburg Re AG ......................................  Switzerland          17,909                      --
        (c) Augsburg Re AG, zero cpn ., 8/31/08 .................  Switzerland         205,953                      --
                                                                                                        --------------
            TOTAL COMPANIES IN LIQUIDATION (COST $ 223,862) .....                                                   --
                                                                                                        --------------
            TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
               (COST $ 2,029,215,712) ...........................                                        2,367,535,605
                                                                                                        --------------
            SHORT TERM INVESTMENTS 4.3%
            U.S. GOVERNMENT AND AGENCY SECURITIES 4.3%
        (j) FHLB,
               7/01/08 - 4/09/09 ................................  United States     77,057,000             76,574,351
               7/02/08 ..........................................  United States     30,000,000             29,998,230
                                                                                                        --------------
            TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
               (COST $ 106,558,410) .............................                                          106,572,581
                                                                                                        --------------
            TOTAL INVESTMENTS (COST $2,135,773,582) 98.9% .......                                        2,474,108,186
            NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS
               (1.5)% ...........................................                                          (38,888,121)
            OTHER ASSETS, LESS LIABILITIES 2.6% .................                                           67,092,577
                                                                                                        --------------
            NET ASSETS 100.0% ...................................                                       $2,502,312,642
                                                                                                        ==============

CURRENCY ABBREVIATIONS
EUR - Euro
GBP - British Pound Sterling

SELECTED PORTFOLIO ABBREVIATIONS
ADR - American Depository Receipt
FHLB - Federal Home Loan Bank


                             Semiannual Report | 23

Mutual European Fund

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)  See Note 10 regarding restricted securities.

(d)  See Note 12 regarding other considerations.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2008, the value of this security was $47,409,600, representing 1.89% of net assets.

(f)  See Note 11 regarding holdings of 5% voting securities.

(g) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2008, the value of this security was $1,492,326, representing 0.06% of net assets.

(h)   Rounds to less than 0.1% of net assets.

(i)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(j)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Mutual European Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ............................   $2,129,559,803
      Cost - Controlled affiliated issuers (Note 11) .........        6,213,779
                                                                 --------------
      Total cost of investments ..............................   $2,135,773,582
                                                                 ==============
      Value - Unaffiliated issuers ...........................   $2,453,898,472
      Value - Controlled affiliated issuers (Note 11) ........       20,209,714
                                                                 --------------
      Total value of investments .............................    2,474,108,186
   Foreign currency, at value (cost $27,946,668) .............       27,944,024
   Receivables:
      Investment securities sold .............................       43,769,563
      Capital shares sold ....................................        1,045,351
      Dividends and interest .................................        6,452,935
   Unrealized gain on forward exchange contracts (Note 8) ....          583,093
   Due from broker - synthetic equity swaps (Note 7) .........        1,249,675
                                                                 --------------
         Total assets ........................................    2,555,152,827
                                                                 --------------
Liabilities:
   Payables:
      Investment securities purchased ........................          137,216
      Capital shares redeemed ................................        9,288,073
      Affiliates .............................................        3,264,809
   Funds advanced by custodian ...............................           85,628
   Unrealized loss on forward exchange contracts (Note 8) ....       39,471,214
   Accrued expenses and other liabilities ....................          593,245
                                                                 --------------
         Total liabilities ...................................       52,840,185
                                                                 --------------
            Net assets, at value .............................   $2,502,312,642
                                                                 ==============
Net assets consist of:
   Paid-in capital ...........................................   $1,980,362,900
   Undistributed net investment income .......................       51,044,597
   Net unrealized appreciation (depreciation) ................      298,699,324
   Accumulated net realized gain (loss) ......................      172,205,821
                                                                 --------------
            Net assets, at value .............................   $2,502,312,642
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Mutual European Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2008 (unaudited)

CLASS Z:
   Net assets, at value ....................................................   $1,071,226,338
                                                                               --------------
   Shares outstanding ......................................................       47,146,258
                                                                               --------------
   Net asset value and maximum offering price per share(a)..................   $        22.72
                                                                               --------------
CLASS A:
   Net assets, at value ....................................................   $1,075,841,941
                                                                               --------------
   Shares outstanding ......................................................       48,264,170
                                                                               --------------
   Net asset value per share(a).............................................   $        22.29
                                                                               --------------
   Maximum offering price per share (net asset value per share / 94.25%) ...   $        23.65
                                                                               --------------
CLASS B:
   Net assets, at value ....................................................   $   49,840,627
                                                                               --------------
   Shares outstanding ......................................................        2,298,922
                                                                               --------------
   Net asset value and maximum offering price per share(a)..................   $        21.68
                                                                               --------------
CLASS C:
   Net assets, at value ....................................................   $  305,403,736
                                                                               --------------
   Shares outstanding ......................................................       13,771,251
                                                                               --------------
   Net asset value and maximum offering price per share(a)..................   $        22.18
                                                                               --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Mutual European Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2008 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $8,911,690) ................................   $  64,427,255
   Interest ......................................................................       3,799,885
   Income from securities loaned .................................................          17,721
                                                                                     -------------
            Total investment income ..............................................      68,244,861
                                                                                     -------------
Expenses:
   Management fees (Note 3a) .....................................................      10,572,508
   Administrative fees (Note 3b) .................................................       1,036,321
   Distribution fees: (Note 3c)
      Class A ....................................................................       1,675,774
      Class B ....................................................................         280,418
      Class C ....................................................................       1,688,133
   Transfer agent fees (Note 3e) .................................................       2,006,097
   Custodian fees (Note 4) .......................................................         376,698
   Reports to shareholders .......................................................          81,173
   Registration and filing fees ..................................................          94,769
   Professional fees .............................................................         112,341
   Trustees' fees and expen ses ..................................................          26,238
   Dividends on securities sold short ............................................         495,791
   Other .........................................................................          27,679
                                                                                     -------------
            Total expenses .......................................................      18,473,940
                                                                                     -------------
            Expense reductions (Note 4) ..........................................          (2,858)
                                                                                     -------------
               Net expenses ......................................................      18,471,082
                                                                                     -------------
                  Net investment income ..........................................      49,773,779
                                                                                     -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ....................................................     186,720,928
         Non-controlled affiliated issuers (Note 11) .............................      26,692,621
      Written options ............................................................       1,311,609
      Foreign currency transactions ..............................................    (118,022,526)
      Securities sold short ......................................................        (502,575)
      Synthetic equity swaps .....................................................           1,484
                                                                                     -------------
                     Net realized gain (loss) ....................................      96,201,541
                                                                                     -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................................    (532,624,944)
      Translation of assets and liabilities denominated in foreign currencies ....     (27,848,954)
                                                                                     -------------
                     Net change in unrealized appreciation (depreciation) ........    (560,473,898)
                                                                                     -------------
Net realized and unrealized gain (loss) ..........................................    (464,272,357)
                                                                                     -------------
Net increase (decrease) in net assets resulting from operations ..................   $(414,498,578)
                                                                                     =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Mutual European Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2008       YEAR ENDED
                                                                  (UNAUDITED)     DECEMBER 31, 2007
                                                               ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................    $   49,773,779      $   38,303,729
      Net realized gain (loss) from investments, written
         options, securities sold short, synthetic equity
         swaps, and foreign currency transactions ..........        96,201,541         292,362,144
      Net change in unrealized appreciation
         (depreciation) on investments and translation of
         assets and liabilities denominated in foreign
         currencies ........................................      (560,473,898)         76,646,805
                                                                --------------      --------------
            Net increase (decrease) in net assets resulting
               from operations .............................      (414,498,578)        407,312,678
                                                                --------------      --------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...........................................                --         (29,457,929)
         Class A ...........................................                --         (28,346,985)
         Class B ...........................................                --            (963,571)
         Class C ...........................................                --          (5,742,756)
      Net realized gains:
         Class Z ...........................................                --         (77,736,999)
         Class A ...........................................                --         (84,839,816)
         Class B ...........................................                --          (4,299,240)
         Class C ...........................................                --         (24,673,303)
                                                                --------------      --------------
   Total distributions to shareholders .....................                --        (256,060,599)
                                                                --------------      --------------
   Capital share transactions: (Note 2)
         Class Z ...........................................        (7,621,903)        143,919,250
         Class A ...........................................       (76,222,636)        313,315,961
         Class B ...........................................        (6,628,128)         (2,507,612)
         Class C ...........................................       (26,596,155)         62,682,338
                                                                --------------      --------------
   Total capital share transactions ........................      (117,068,822)        517,409,937
                                                                --------------      --------------
   Redemption fees .........................................             5,686              17,946
                                                                --------------      --------------
            Net increase (decrease) in net assets ..........      (531,561,714)        668,679,962
   Net assets:
      Beginning of period ..................................     3,033,874,356       2,365,194,394
                                                                --------------      --------------
      End of period ........................................    $2,502,312,642      $3,033,874,356
                                                                ==============      ==============
   Undistributed net investment income included in net
      assets:
      End of period ........................................    $   51,044,597      $    1,270,818
                                                                ==============      ==============

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual European Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares:
Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                             Semiannual Report | 29

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             30 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                             Semiannual Report | 31

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund may engage in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At June 30, 2008, the Fund had no securities on loan.


                             32 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             Semiannual Report | 33

Mutual European Fund

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K.   REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L.   GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                              SIX MONTHS ENDED                  YEAR ENDED
                                                JUNE 30, 2008               DECEMBER 31, 2007
                                         --------------------------   ----------------------------
                                           SHARES         AMOUNT         SHARES          AMOUNT
                                         ----------   -------------   ------------   -------------
CLASS Z SHARES:
   Shares sold .......................    3,523,018   $  85,597,835      8,588,857   $ 236,306,017
   Shares issued in reinvestment of
      distributions ..................           --              --      3,857,533     100,877,481
   Shares redeemed ...................   (3,894,154)    (93,219,738)    (6,985,286)   (193,264,248)
                                         ----------   -------------    -----------   -------------
   Net increase (decrease) ...........     (371,136)  $  (7,621,903)     5,461,104   $ 143,919,250
                                         ==========   =============    ===========   =============
CLASS A SHARES:
   Shares sold .......................    4,599,151   $ 109,514,041     20,148,175   $ 546,548,967
   Shares issued in reinvestment of
      distributions ..................           --              --      3,168,417      81,378,544
   Shares redeemed ...................   (7,897,284)   (185,736,677)   (11,635,446)   (314,611,550)
                                         ----------   -------------    -----------   -------------
   Net increase (decrease) ...........   (3,298,133)  $ (76,222,636)    11,681,146   $ 313,315,961
                                         ==========   =============    ===========   =============


                             34 | Semiannual Report

Mutual European Fund

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              SIX MONTHS ENDED               YEAR ENDED
                                               JUNE 30, 2008             DECEMBER 31, 2007
                                         -------------------------   -------------------------
                                           SHARES        AMOUNT        SHARES        AMOUNT
                                         ----------   ------------   ----------   ------------
CLASS B SHARES:
   Shares sold .......................       30,898   $    722,356      235,198   $  6,197,833
   Shares issued in reinvestment of
      distributions ..................           --             --      188,922      4,735,011
   Shares redeemed ...................     (320,169)    (7,350,484)    (508,873)   (13,440,456)
                                         ----------   ------------    ---------   ------------
   Net increase (decrease) ...........     (289,271)  $ (6,628,128)     (84,753)  $ (2,507,612)
                                         ==========   ============    =========   ============
CLASS C SHARES:
   Shares sold .......................      717,458   $ 17,048,094    3,438,611   $ 92,797,536
   Shares issued in reinvestment of
      distributions ..................           --             --    1,035,139     26,543,890
   Shares redeemed ...................   (1,853,883)   (43,644,249)  (2,115,360)   (56,659,088)
                                         ----------   ------------    ---------   ------------
   Net increase (decrease) ...........   (1,136,425)  $(26,596,155)   2,358,390   $ 62,682,338
                                         ==========   ============    =========   ============

3.   TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A.   MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.800%                Up to and including $1 billion
0.770%                Over $1 billion, up to and including $2 billion
0.750%                Over $2 billion, up to and including $5 billion
0.730%                In excess of $5 billion


                             Semiannual Report | 35

Mutual European Fund

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

B.   ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.150%                Up to and including $200 million
0.135%                Over $200 million, up to and including $700 million
0.100%                Over $700 million, up to and including $1.2 billion
0.075%                In excess of $1.2 billion

C.   DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.35%
Class B .....   1.00%
Class C .....   1.00%

D.   SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ......................................   $174,973
Contingent deferred sales charges retained ..........................   $ 50,407

E.   TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees of $2,006,097, of which $1,321,262 was retained by Investor Services.


                             36 | Semiannual Report

Mutual European Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................   $2,136,936,218
                                                  --------------
Unrealized appreciation .......................   $  590,264,145
Unrealized depreciation .......................     (253,092,177)
                                                  --------------
Net unrealized appreciation (depreciation) ....   $  337,171,968
                                                  ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, synthetic equity swaps, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, synthetic equity swaps, and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2008, aggregated $393,638,288 and $537,383,536, respectively.

Transactions in options written during the period ended June 30, 2008, were as follows:

                                               NUMBER OF     PREMIUMS
                                               CONTRACTS     RECEIVED
                                               ---------   -----------
Options outstanding at December 31, 2007 ...     180,000   $ 1,311,609
Options written ............................          --            --
Options expired.............................    (180,000)   (1,311,609)
Options exercised ..........................          --            --
Options closed .............................          --            --
                                                --------   -----------
Options outstanding at June 30, 2008 .......          --   $        --
                                                ========   ===========


                             Semiannual Report | 37

Mutual European Fund

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2008, the Fund had the following synthetic equity swaps outstanding:

                                                       NUMBER OF    NOTIONAL   UNREALIZED   UNREALIZED
CONTRACTS TO SELL                                      CONTRACTS     VALUE        GAIN         LOSS
-----------------                                      ---------   ---------   ----------   ----------
Fred Olson Energy ASA (229.84 - 247.30 NOK)              59,000    3,580,463       $--       $(821,986)
                                                                                   ---       ---------
   NET UNREALIZED LOSS ON SYNTHETIC EQUITY SWAPS ...                                         $(821,986)
                                                                                             =========

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                                       CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
                                                        AMOUNT         DATE         GAIN          LOSS
                                                     ------------   ----------   ----------   ------------
CONTRACTS TO BUY
        8,057,694   Swiss Franc ..................   $  7,735,333      7/07/08    $153,495    $         --
          867,231   Euro .........................      1,358,057      7/25/08       5,657              --
        2,900,802   British Pound Sterling .......      5,698,190      8/12/08      61,205              --
       11,120,000   British Pound Sterling .......     22,038,185      9/10/08          --          (6,378)
       53,500,000   Swedish Krona ................      8,859,250      9/16/08          --         (16,224)
        1,044,580   British Pound Sterling .......      2,041,328     11/12/08      17,999              --
       26,435,352   Norwegian Krone ..............      5,035,142     11/19/08      83,284              --
       58,059,248   Euro .........................     90,695,906     12/15/08          --         (69,299)
CONTRACTS TO SELL
      194,484,532   Swiss Franc ..................    188,073,181      7/07/08          --      (2,335,513)
        1,526,558   Swiss Franc ..................      1,530,001      7/07/08      35,435              --
       75,600,000   Euro .........................    118,767,600      7/14/08          --        (182,897)
       50,400,000   Euro .........................     79,450,560      7/14/08     150,229              --
      120,000,000   Danish Krone .................     24,910,090      7/23/08          --        (392,515)
      178,102,638   Euro .........................    261,383,455      7/25/08          --     (18,681,650)
       37,790,000   British Pound Sterling .......     73,415,200      8/12/08          --      (1,614,931)
      223,160,504   Euro .........................    345,089,827      8/13/08          --      (5,488,638)
       58,200,000   Danish Krone .................     12,158,753      8/25/08          --         (91,256)
       36,800,000   Euro .........................     57,627,512      8/28/08          --        (140,801)
       81,715,357   British Pound Sterling .......    159,916,954      9/10/08          --      (1,971,597)
      564,984,051   Swedish Krona ................     92,311,425      9/16/08          --      (1,069,583)
      180,000,000   Euro .........................    280,125,780      9/24/08          --      (2,044,489)
       41,400,000   Euro .........................     64,014,750     10/14/08          --        (816,196)
      163,791,162   Danish Krone .................     33,819,065     10/23/08          --        (544,844)
       26,140,000   British Pound Sterling .......     50,421,446     11/12/08          --      (1,112,025)
          113,207   Euro .........................        177,373     11/13/08         375              --
       70,204,757   Euro .........................    108,025,998     11/13/08          --      (1,738,173)
      312,904,576   Norwegian Krone ..............     60,496,928     11/19/08          --         (87,820)


                             38 | Semiannual Report

Mutual European Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                      CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
                                                       AMOUNT         DATE         GAIN          LOSS
                                                     -----------   ----------   ----------   ------------
CONTRACTS TO SELL (CONTINUED)
       25,464,677   Norwegian Krone ..............   $ 4,965,000     11/19/08    $  34,516   $         --
       36,800,000   Euro .........................    57,342,128     11/28/08           --       (148,666)
       12,841,021   New Zealand Dollar ...........     9,566,561     12/10/08       40,898             --
       47,181,145   Euro .........................    72,725,017     12/15/0            --       (917,719)
                                                                                 ---------   ------------
   Unrealized gain (loss) on forward exchange contracts ......................     583,093    (39,471,214)
                                                                                 ---------   ------------
      NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ......................               $(38,888,121)
                                                                                             ============

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                             Semiannual Report | 39

Mutual European Fund

10. RESTRICTED SECURITIES (CONTINUED)

At June 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL
AMOUNT/
SHARES/
WARRANTS/                                                ACQUISITION
CONTRACTS    ISSUER                                         DATES             COST         VALUE
----------   -------------------------------------   -------------------   ----------   -----------
    88,848   AboveNet Inc.........................   10/02/01 - 12/12/07   $4,458,288   $ 4,442,400
       117   AboveNet., stock grants, grant price
             $20.95, expiration date 9/09/13 .....    4/17/06 - 9/08/06            --         3,258
     3,214   AboveNet Inc., wts., 9/08/08 ........    10/02/01 - 9/07/07      365,831       102,848
     3,781   AboveNet Inc., wts., 9/08/10 ........    10/02/01 - 9/07/07      392,580       108,893
    17,909   Augsburg Re AG ......................         5/25/06             17,909            --
   205,953   Augsburg Re AG, zero cpn., 8/31/08 ..         5/25/06            205,953            --
16,127,149   Euro Wagon LP .......................    12/08/05 - 1/02/08    6,213,779    20,209,714
    16,080   Olympus Re Holdings Ltd. ............         12/19/01         1,582,877        48,618
    46,841   PTV Inc., 10.00%, pfd., A ...........    12/07/01 - 3/06/02       65,577        23,421
                                                                                        -----------
TOTAL RESTRICTED SECURITIES (1.00% of Net Assets) ...................................   $24,939,152
                                                                                        ===========

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2008, were as shown below.

                                 NUMBER OF
                                  SHARES                               NUMBER OF
                                  HELD AT                                SHARES       VALUE AT                     REALIZED
                                 BEGINNING     GROSS        GROSS     HELD AT END      END OF       INVESTMENT     CAPITAL
NAME OF ISSUER                   OF PERIOD   ADDITIONS   REDUCTIONS    OF PERIOD       PERIOD         INCOME     GAIN (LOSS)
-----------------------------   ----------   ---------   ----------   -----------   -----------     ----------   -----------
CONTROLLED AFFILIATES(A)
Euro Wagon LP ...............   16,127,149       --              --    16,127,149   $20,209,714         $--      $        --
NON-CONTROLLED AFFILIATES
Globe Speciality Metals Inc.,
   144A .....................    2,830,952       --       1,237,352     1,593,600            --(b)       --       26,692,621
                                                                                    -----------         ---      -----------
   TOTAL AFFILIATED SECURITIES (0.81% of Net Assets) ............................   $20,209,714         $--      $26,692,621
                                                                                    ===========         ===      ===========

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

(b)  As of June 30, 2008, no longer an affiliate.


                             40 | Semiannual Report

Mutual European Fund

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.

14. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             Semiannual Report | 41

Mutual European Fund

14. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                           LEVEL 1         LEVEL 2       LEVEL 3          TOTAL
                                       --------------   ------------   -----------   --------------
ASSETS:
   Investments in Securties .........  $2,296,295,919   $151,404,210   $26,408,057   $2,474,108,186
   Other Financial Instruments(a) ...              --        583,093            --          583,093
LIABILITIES:
   Other Financial Instruments(a) ...              --     40,293,200            --       40,293,200

(a) Other financial instruments may include net unrealized appreciation (depreciation) of futures, forward exchange contracts, swaps, and unfunded loan commitments.

At June 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                              INVESTMENTS
                                                             IN SECURITIES
                                                             -------------
Beginning Balance - January 1, 2008 ......................    $ 59,565,050
   Net realized gain (loss) ..............................              --
   Net change in unrealized appreciation (depreciation) ..      36,226,454
   Net purchases (sales) .................................         (25,123)
   Transfers in and/or out of Level 3 ....................     (69,358,324)
                                                              ------------
Ending Balance ...........................................    $ 26,408,057
                                                              ============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ....    $   (570,261)
                                                              ============

15. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             42 | Semiannual Report

Mutual European Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including a majority of the independent trustees, in 2008, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings solely dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                             SEMIANNUAL REPORT | 43

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual trustees who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                             44 | Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2007. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2007, and had annualized total returns for the three- and five-year periods in the second best and middle performing quintiles, respectively. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2007, was in the best performing quintile and exceeded 15%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2007. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The trustees noted that the Fund's overall expense ratio has declined over such period. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff and the effective investment management fee rate charged comparable accounts managed by the Fund's investment manager. The trustees noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.


                             Semiannual Report | 45

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate was in the second most expensive quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative expenses, noting that the Fund's contractual fee rate was within 7 basis points of its Lipper expense group median.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into


                             46 | Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The trustees believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                             Semiannual Report | 47

Mutual European Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             48 | Semiannual Report

                                                        One Franklin Parkway
(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)                San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL EUROPEAN FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 S2008 08/08


                                                                   JUNE 30, 2008

                                   (GRAPHIC)

SEMIANNUAL REPORT AND SHAREHOLDER LETTER                                 VALUE

                             MUTUAL QUALIFIED FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Semiannual Report

Mutual Qualified Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Mutual Qualified Fund covers the period ended June 30, 2008.

PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z had a -8.97% cumulative total return for the six months ended June 30, 2008. The Fund performed better than its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a total return of -11.91% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the first half of 2008, the U.S. economy grew marginally as energy prices rose, housing prices declined, the labor situation and consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. A weaker U.S. dollar compared with most foreign currencies contributed to increased export demand, which helped the fragile economy. Also supporting the economy were inventory buildup, expanding government spending and a boost to household finances from a $168 billion government stimulus package. Many economists agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                             Semiannual Report | 5

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

U.S.                                        33.2%
France                                       9.7%
U.K.                                         7.6%
South Korea                                  6.0%
Germany                                      5.3%
Norway                                       3.0%
Switzerland                                  2.6%
Bermuda                                      2.1%
Japan                                        1.9%
Finland                                      1.8%
Hong Kong                                    1.4%
Netherlands                                  1.2%
Other                                        3.6%
Short-Term Investments & Other Net Assets   20.6%

global gross domestic product -- could have a meaningfully negative impact on growth prospects around the world.(2) Nevertheless, growth remained relatively strong in developing economies, particularly in Asia where China-led demand continued to impact commodities' prices and related equities.

In the six months under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, as well as for precious metals, adding to global inflationary pressures. For the 12 months ended June 30, 2008, the core U.S. Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.(3) Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation, which Merrill Lynch estimated at 5.5% globally at the end of June, up from 3.5% at the beginning of 2008. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 4.25%, the European Central Bank maintained rates at 4.00%. Interest rate differentials pressured the U.S. dollar, particularly in the first quarter, but the greenback regained ground as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, however, the U.S. dollar declined versus many of the world's currencies, and the dollar's weakness contributed to higher commodities' prices, as most of these prices are set in U.S. dollars.

Many global and U.S. equity markets were volatile, and a majority of them declined over the reporting period. In this uncertain environment, U.S. Treasury prices fluctuated, and the 10-year Treasury note yield fell from 4.04% at the beginning of the period to 3.99% on June 30, 2008. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of

(2.) Source: Global Insight.

(3.) Source: Bureau of Labor Statistics.


                              6 | Semiannual Report
the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During the six months under review, the Fund's top contributors to performance were broad equity market index put options, which allow holders to profit if the market declines within a preset period of time. The Fund began purchasing such options in May 2007 and held a position throughout the reporting period. Purchased to hedge our equity investments from the broader market's downdrafts, the options contributed to Fund performance and helped offset some of the broad equity market's negative impact on other portfolio securities. Among the Fund's best performing individual stock investments were those exposed to the cyclically strong commodities markets, including Kloeckner & Co., a trader and distributor of steel and metal-based products,

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/08

                              % OF TOTAL
                              NET ASSETS
                              ----------
Tobacco                          12.8%
Insurance                         9.5%
Food Products                     8.4%
Energy Equipment & Services       4.0%
Industrial Conglomerates          3.9%
Real Estate                       3.6%
Media                             3.6%
Commercial Banks                  3.0%
Beverages                         3.0%
Food & Staples Retailing          2.8%


                              Semiannual Report | 7
and KT&G, a South Korean tobacco and ginseng producer. French transportation infrastructure company Groupe Eurotunnel was another top contributor to the Fund's overall return.

TOP 10 HOLDINGS
6/30/08

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
----------------------------------------   ----------
KT&G Corp.                                    4.8%
   TOBACCO, SOUTH KOREA
White Mountains Insurance Group Ltd.          2.7%
   INSURANCE, U.S.
British American Tobacco PLC                  2.4%
   TOBACCO, U.K.
Orkla ASA                                     2.2%
   INDUSTRIAL CONGLOMERATES, NORWAY
Berkshire Hathaway Inc., A & B                2.2%
   INSURANCE, U.S.
Groupe Danone                                 2.1%
   FOOD PRODUCTS, FRANCE
Groupe Eurotunnel SA                          1.8%
   TRANSPORTATION INFRASTRUCTURE, FRANCE
Kone OYJ, B                                   1.8%
   MACHINERY, FINLAND
Weyerhaeuser Co.                              1.8%
   PAPER & FOREST PRODUCTS, U.S.
Reynolds American Inc.                        1.7%
   TOBACCO, U.S.

Shares of Germany-based Kloeckner, the largest independent distributor of steel and metal-based products, advanced nearly 36% in local currency during the six-month period. Industry-wide tight inventories and unprecedented steel price increases in Europe and the U.S. drove Kloeckner's earnings and projections significantly higher. Kloeckner beat market expectations in 2008's first quarter, and with earnings growth seemingly accelerating in the second quarter, company management upgraded its overall earnings guidance for fiscal year 2008. In the meantime, Kloeckner continued to consolidate the industry by making value-accretive acquisitions in the U.S. and Switzerland.

The share price of leading South Korean tobacco company KT&G appreciated 13% in local currency terms. It benefited from stable raw materials costs and resilient domestic cigarette consumption, as consumer demand has been fairly inelastic. There was also no threat of a tax hike for its products, nor a decrease in volumes. KT&G's growing ginseng business continued to be robust due to high demand for healthy products and expansion of distribution channels. Related sales grew at double-digit rates with high profit margins. The company also continued its shareholder-friendly policy of returning cash to shareholders. Despite its strong fundamentals, KT&G stock generally traded below its global peer group, which prompted many analysts to recommend KT&G among their top picks.

The Fund also benefited from its investments in Groupe Eurotunnel, which owns and operates the undersea English Channel Tunnel, or Chunnel, and its rail link between France and England. The company posted strong operating results and also completed a comprehensive debt restructuring. Mutual Series portfolio managers actively participated on the creditor committee that negotiated Groupe Eurotunnel's restructuring transaction. Overall, the Fund's investment appreciated 17% during the period.

While the Fund had several positions that made significant positive contributions during the first half of 2008, it also had several underachievers. Three investments that failed to meet our expectations during the period were Norwegian conglomerate Orkla and forest products producer Weyerhaeuser, as well as property and casualty insurance and reinsurance provider White Mountains Insurance Group.


                              8 | Semiannual Report

Orkla reported good core operating results in 2008's first quarter while its management continued to refocus the company by selling its remaining media assets and its eastern European food operations, which had below-average profitability. However, those positive developments were offset by a 52% decline in local currency of Renewable Energy Corp. (REC), a company in which Orkla owns a stake of just under 40%. REC's stock price declined after it provided operating profit, capital expenditure and production start-up guidance for 2008 that failed to meet market expectations. The fall in REC shares contributed to a nearly 36% price decline in local currency for Orkla shares.

Weyerhaeuser's 29% share price decline was driven by three main factors. First, investors were disappointed by company management's postponement beyond 2009 of a highly anticipated conversion into a real estate investment trust (REIT). Secondly, investor concerns regarding the payment of ongoing dividends began to circulate throughout the market. Lastly, extreme and widespread U.S. housing market weakness raised concerns regarding the prospects for profitability within the company's operations that serve the housing and construction industries.

White Mountains, a long-time Fund holding, deteriorated in tandem with the majority of its financial services peers, many of which suffered ratings downgrades during the six-month reporting period. Overall, the company's shares fell nearly 16% in 2008's first half. Operationally, White Mountains' management analyzed its reinsurance business division, FolksAmerica, which has underperformed their high expectations for some time. Following the review, the company announced that it would increase reserves for FolksAmerica in an effort to resolve underwriting problems. According to our analysis, this should be positive for White Mountains going forward, as will a deal, awaiting Internal Revenue Service approval, with Berkshire Hathaway that could result in the cancellation of 16% of the outstanding shares.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2008, the Fund benefited slightly by not being fully hedged.


                              Semiannual Report | 9

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.

(PHOTO OF ANNE E. GUDEFIN)


/s/ Anne E. Gudefin
Anne E. Gudefin, CFA
Portfolio Manager


(PHOTO OF SHAWN M. TUMULTY)


/s/ Shawn M. Tumulty
Shawn M. Tumulty, CFA
Assistant Portfolio Manager

Mutual Qualified Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

ANNE GUDEFIN has been portfolio manager for Mutual Qualified Fund since 2002. She is also portfolio manager for Mutual Discovery Fund and has been a member of the management team of the Mutual Series Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

SHAWN TUMULTY has been assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst an portfolio manager at Hamilton Partners Limited.


                             10 | Semiannual Report

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: MQIFX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$1.96    $19.88     $21.84

CLASS A (SYMBOL: TEQIX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$1.97    $19.73     $21.70

CLASS B (SYMBOL: TEBQX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$2.00    $19.24     $21.24

CLASS C (SYMBOL: TEMQX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$2.02    $19.48     $21.50


                             Semiannual Report | 11

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS Z                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(2)               -8.97%           -11.48%   +79.67%   +128.04%
Average Annual Total Return(3)           -8.97%           -11.48%   +12.43%     +8.59%
Value of $10,000 Investment(4)          $9,103           $ 8,852   $17,967   $ 22,804
   Total Annual Operating Expenses(5)             0.80%

CLASS A                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(2)                -9.08%          -11.75%   +76.71%   +120.53%
Average Annual Total Return(3)           -14.29%          -16.82%   +10.74%     +7.59%
Value of $10,000 Investment(4)          $ 8,571          $ 8,318   $16,654   $ 20,782
   Total Annual Operating Expenses(5)             1.14%

                                                                             INCEPTION
CLASS B                                 6-MONTH           1-YEAR    5-YEAR    (1/1/99)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(2)                -9.42%          -12.34%   +70.95%   +126.20%
Average Annual Total Return(3)           -13.04%          -15.59%   +11.06%     +8.98%
Value of $10,000 Investment(4)          $ 8,696          $ 8,441   $16,895   $ 22,620
   Total Annual Operating Expenses(5)             1.80%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(2)                -9.40%          -12.34%   +70.95%   +106.42%
Average Annual Total Return(3)           -10.30%          -13.15%   +11.32%     +7.52%
Value of $10,000 Investment(4)          $ 8,969          $ 8,685   $17,095   $ 20,642
   Total Annual Operating Expenses(5)             1.80%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                             12 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES INVOLVE SPECIAL RISKS. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% Semiannual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/08      VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
                                           -----------------   --------------   ----------------------
CLASS Z
Actual                                           $1,000           $  910.30              $3.85
Hypothetical (5% return before expenses)         $1,000           $1,020.84              $4.07
CLASS A
Actual                                           $1,000           $  909.20              $5.27
Hypothetical (5% return before expenses)         $1,000           $1,019.34              $5.57
CLASS B
Actual                                           $1,000           $  905.80              $8.58
Hypothetical (5% return before expenses)         $1,000           $1,015.86              $9.07
CLASS C
Actual                                           $1,000           $  906.00              $8.58
Hypothetical (5% return before expenses)         $1,000           $1,015.86              $9.07

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.81%; A: 1.11%; B: 1.81%; and C: 1.81%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 15

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS

                                              SIX
                                         MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2008  --------------------------------------------------------------------------
CLASS Z                                   (UNAUDITED)      2007            2006            2005            2004            2003
-------                                 --------------  ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................  $    21.84      $    21.88      $    19.81      $    19.49      $    17.88      $    13.95
                                        ----------      ----------      ----------      ----------      ----------      ----------
Income from investment operations(a):
   Net investment income(b) ..........        0.27            0.61            0.38            0.41            0.37            0.20
   Net realized and unrealized gains
      (losses) .......................       (2.23)           1.37            3.39            1.77            2.56            4.04
                                        ----------      ----------      ----------      ----------      ----------      ----------
Total from investment operations .....       (1.96)           1.98            3.77            2.18            2.93            4.24
                                        ----------      ----------      ----------      ----------      ----------      ----------
Less distributions from:
   Net investment income .............          --           (0.71)          (0.40)          (0.42)          (0.39)          (0.31)
   Net realized gains ................          --           (1.31)          (1.30)          (1.44)          (0.93)             --
                                        ----------      ----------      ----------      ----------      ----------      ----------
Total distributions ..................          --           (2.02)          (1.70)          (1.86)          (1.32)          (0.31)
                                        ----------      ----------      ----------      ----------      ----------      ----------
Redemption fees ......................          --(c)           --(c)           --(c)           --(c)           --(c)           --
                                        ----------      ----------      ----------      ----------      ----------      ----------
Net asset value, end of period .......  $    19.88      $    21.84      $    21.88      $    19.81      $    19.49      $    17.88
                                        ==========      ==========      ==========      ==========      ==========      ==========
Total return(d) ......................       (8.97)%          9.12%          19.29%          11.26%          16.64%          30.50%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..........................        0.81%(g)        0.80%(g)        0.83%(g)        0.85%(g)        0.82%(g)        0.85%
Expenses - excluding dividend expense
   on securities sold short ..........        0.80%(g)        0.79%(g)        0.81%(g)        0.81%(g)        0.81%(g)        0.82%
Net investment income ................        2.61%           2.58%           1.77%           2.04%           2.01%           1.34%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....  $3,949,497      $4,421,592      $4,200,899      $3,646,593      $3,419,744      $3,102,506
Portfolio turnover rate ..............        6.40%          26.25%          23.64%          20.98%          37.61%          49.70%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual Qualified Fund

                                              SIX
                                         MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2008  --------------------------------------------------------------------------
CLASS A                                   (UNAUDITED)      2007            2006            2005            2004            2003
-------                                 --------------  ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................  $    21.70      $    21.75      $  19.71        $  19.41        $  17.81        $  13.91
                                        ----------      ----------      --------        --------        --------        --------
Income from investment operations(a):
   Net investment income(b) ..........        0.24            0.52          0.31            0.34            0.31            0.15
   Net realized and unrealized gains
      (losses) .......................       (2.21)           1.38          3.36            1.75            2.55            4.01
                                        ----------      ----------      --------        --------        --------        --------
Total from investment operations .....       (1.97)           1.90          3.67            2.09            2.86            4.16
                                        ----------      ----------      --------        --------        --------        --------
Less distributions from:
   Net investment income .............          --           (0.64)        (0.33)          (0.35)          (0.33)          (0.26)
   Net realized gains ................          --           (1.31)        (1.30)          (1.44)          (0.93)             --
                                        ----------      ----------      --------        --------        --------        --------
Total distributions ..................          --           (1.95)        (1.63)          (1.79)          (1.26)          (0.26)
                                        ----------      ----------      --------        --------        --------        --------
Redemption fees ......................          --(c)           --(c)         --(c)           --(c)           --(c)           --
                                        ----------      ----------      --------        --------        --------        --------
Net asset value, end of period .......  $    19.73      $    21.70      $  21.75        $  19.71        $  19.41        $  17.81
                                        ==========      ==========      ========        ========        ========        ========
Total return(d) ......................       (9.08)%          8.73%        18.94%          10.85%          16.27%          29.98%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..........................        1.11%(g)        1.14%(g)      1.15%(g)        1.20%(g)        1.17%(g)        1.20%
Expenses - excluding dividend expense
   on securities sold short ..........        1.10%(g)        1.13%(g)      1.13%(g)        1.16%(g)        1.16%(g)        1.17%
Net investment income ................        2.31%           2.24%         1.45%           1.69%           1.66%           0.99%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....  $1,130,781      $1,290,899      $993,364        $794,789        $692,523        $625,088
Portfolio turnover rate ..............        6.40%          26.25%        23.64%          20.98%          37.61%          49.70%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual Qualified Fund

                                              SIX
                                         MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2008  --------------------------------------------------------------------------
CLASS B                                   (UNAUDITED)      2007            2006            2005            2004            2003
-------                                 --------------  ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................  $ 21.24         $ 21.32         $ 19.34         $ 19.08         $ 17.54         $ 13.72
                                        -------         -------         -------         -------         -------         -------
Income from investment operations(a):
   Net investment income(b) ..........     0.16            0.36            0.16            0.20            0.19            0.05
   Net realized and unrealized gains
      (losses) .......................    (2.16)           1.34            3.31            1.72            2.50            3.94
                                        -------         -------         -------         -------         -------         -------
Total from investment operations .....    (2.00)           1.70            3.47            1.92            2.69            3.99
                                        -------         -------         -------         -------         -------         -------
Less distributions from:
   Net investment income .............       --           (0.47)          (0.19)          (0.22)          (0.22)          (0.17)
   Net realized gains ................       --           (1.31)          (1.30)          (1.44)          (0.93)             --
                                        -------         -------         -------         -------         -------         -------
Total distributions ..................       --           (1.78)          (1.49)          (1.66)          (1.15)          (0.17)
                                        -------         -------         -------         -------         -------         -------
Redemption fees ......................       --(c)           --(c)           --(c)           --(c)           --(c)           --
                                        -------         -------         -------         -------         -------         -------
Net asset value, end of period .......  $ 19.24         $ 21.24         $ 21.32         $ 19.34         $ 19.08         $ 17.54
                                        =======         =======         =======         =======         =======         =======
Total return(d) ......................    (9.42)%          8.04%          18.16%          10.12%          15.46%          29.22%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..........................     1.81%(g)        1.80%(g)        1.82%(g)        1.85%(g)        1.82%(g)        1.85%
Expenses - excluding dividend expense
   on securities sold short ..........     1.80%(g)        1.79%(g)        1.80%(g)        1.81%(g)        1.81%(g)        1.82%
Net investment income ................     1.61%           1.58%           0.78%           1.04%           1.01%           0.34%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....  $58,561         $70,266         $74,470         $69,847         $67,714         $53,760
Portfolio turnover rate ..............     6.40%          26.25%          23.64%          20.98%          37.61%          49.70%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual Qualified Fund

                                              SIX
                                         MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2008  --------------------------------------------------------------------------
CLASS C                                   (UNAUDITED)      2007            2006            2005            2004            2003
-------                                 --------------  ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................  $  21.50        $  21.58        $  19.58        $  19.30        $  17.72        $  13.85
                                        --------        --------        --------        --------        --------        --------
Income from investment operations(a):
   Net investment income(b) ..........      0.16            0.36            0.16            0.20            0.19            0.05
   Net realized and unrealized gains
      (losses) .......................     (2.18)           1.36            3.34            1.74            2.52            3.98
                                        --------        --------        --------        --------        --------        --------
Total from investment operations .....     (2.02)           1.72            3.50            1.94            2.71            4.03
                                        --------        --------        --------        --------        --------        --------
Less distributions from:
   Net investment income .............        --           (0.49)          (0.20)          (0.22)          (0.20)          (0.16)
   Net realized gains ................        --           (1.31)          (1.30)          (1.44)          (0.93)             --
                                        --------        --------        --------        --------        --------        --------
Total distributions ..................        --           (1.80)          (1.50)          (1.66)          (1.13)          (0.16)
                                        --------        --------        --------        --------        --------        --------
Redemption fees ......................        --(c)           --(c)           --(c)           --(c)           --(c)           --
                                        --------        --------        --------        --------        --------        --------
Net asset value, end of period .......  $  19.48        $  21.50        $  21.58        $  19.58        $  19.30        $  17.72
                                        ========        ========        ========        ========        ========        ========
Total return(d) ......................     (9.40)%          8.02%          18.16%          10.08%          15.52%          29.16%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..........................      1.81%(g)        1.80%(g)        1.83%(g)        1.85%(g)        1.82%(g)        1.85%
Expenses - excluding dividend expense
   on securities sold short ..........      1.80%(g)        1.79%(g)        1.81%(g)        1.81%(g)        1.81%(g)        1.82%
Net investment income ................      1.61%           1.58%           0.77%           1.04%           1.01%           0.34%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....  $446,958        $504,802        $420,806        $336,786        $311,071        $285,668
Portfolio turnover rate ..............      6.40%          26.25%          23.64%          20.98%          37.61%          49.70%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Mutual Qualified Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS             VALUE
                                                                            --------------   -------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 74.4%
          AIRLINES 0.4%
      (a) ACE Aviation Holdings Inc., A .................................       Canada             1,159,491       $   18,238,674
   (a, b) ACE Aviation Holdings Inc., A, 144A ...........................       Canada                58,455              919,491
      (a) Northwest Airlines Corp. ......................................    United States           742,764            4,946,808
   (a, c) Northwest Airlines Corp., Contingent Distribution .............    United States        28,232,000              176,450
                                                                                                                   --------------
                                                                                                                       24,281,423
                                                                                                                   --------------
          AUTO COMPONENTS 0.1%
(a, c, d) Collins & Aikman Products Co., Contingent Distribution ........    United States         1,217,495                   --
      (a) Dana Holding Corp. ............................................    United States           492,705            2,635,972
   (a, c) Dana Holding Corp., Contingent Distribution ...................    United States        13,598,000              985,855
                                                                                                                   --------------
                                                                                                                        3,621,827
                                                                                                                   --------------
          AUTOMOBILES 0.4%
(a, e, f) International Automotive Components Group Brazil LLC ..........       Brazil             1,982,308            8,166,908
(a, e, f) International Automotive Components Group Japan LLC ...........        Japan               307,801            1,789,429
(a, e, f) International Automotive Components Group LLC .................     Luxembourg           8,425,843            6,583,954
(a, e, f) International Automotive Components Group NA LLC, A ...........    United States         5,182,488            3,959,939
                                                                                                                   --------------
                                                                                                                       20,500,230
                                                                                                                   --------------
          BEVERAGES 3.0%
          Brown-Forman Corp., A .........................................    United States            79,200            6,020,784
          Carlsberg AS, B ...............................................       Denmark              353,808           34,176,589
          Coca-Cola Enterprises Inc. ....................................    United States         1,570,200           27,164,460
      (a) Dr. Pepper Snapple Group Inc. .................................    United States           516,756           10,841,541
          Pernod Ricard SA ..............................................       France               842,086           86,518,150
                                                                                                                   --------------
                                                                                                                      164,721,524
                                                                                                                   --------------
          BUILDING PRODUCTS 0.2%
          Armstrong World Industries Inc. ...............................    United States           142,220            4,155,668
   (a, c) Armstrong World Industries Inc., Contingent Distribution ......    United States         2,010,000               10,050
      (a) Owens Corning Inc. ............................................    United States           345,065            7,850,229
                                                                                                                   --------------
                                                                                                                       12,015,947
                                                                                                                   --------------
          CAPITAL MARKETS 0.3%
          Legg Mason Inc. ...............................................    United States           398,890           17,379,637
                                                                                                                   --------------
          CHEMICALS 0.2%
(a, c, d) Dow Corning Corp., Contingent Distribution ....................    United States        20,809,194            3,022,298
          Sika AG .......................................................     Switzerland              6,147            9,676,335
                                                                                                                   --------------
                                                                                                                       12,698,633
                                                                                                                   --------------
          COMMERCIAL BANKS 3.0%
          BNP Paribas SA ................................................       France               515,209           46,679,217
(a, f, g) Elephant Capital Holdings Ltd. ................................        Japan                27,946            3,022,147
(a, f, g) First Chicago Bancorp .........................................    United States           659,105            9,227,470
      (a) Guaranty Bancorp ..............................................    United States         1,735,639            6,248,300
          Mitsubishi UFJ Financial Group Inc. ...........................        Japan             3,848,000           34,106,984
   (a, f) NCB Warrant Holdings Ltd., A ..................................        Japan               129,974            1,270,490
          Sumitomo Mitsui Financial Group Inc. ..........................        Japan                 1,704           12,824,340
          Svenska Handelsbanken AB, A ...................................       Sweden               452,960           10,790,312


                             20 | Semiannual Report

Mutual Qualified Fund

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS             VALUE
                                                                            --------------   -------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMERCIAL BANKS (CONTINUED)
          Swedbank AB, A ................................................       Sweden               877,050         $ 16,961,823
          U.S. Bancorp ..................................................   United States            889,470           24,807,318
                                                                                                                   --------------
                                                                                                                      165,938,401
                                                                                                                   --------------
          COMMERCIAL SERVICES & SUPPLIES 0.1%
      (a) Comdisco Holding Co. Inc. .....................................   United States                978                9,340
   (a, c) Comdisco Holding Co. Inc., Contingent Distribution ............   United States         44,591,246                   --
          Insun ENT Co. Ltd. ............................................    South Korea           1,448,946            6,043,621
                                                                                                                   --------------
                                                                                                                        6,052,961
                                                                                                                   --------------
          COMPUTERS & PERIPHERALS 0.3%
(a, f, g) DecisionOne Corp. .............................................   United States          1,008,199                   --
(a, f, g) DecisionOne Corp., wts., 6/08/17 ..............................   United States            553,576                   --
      (a) Dell Inc. .....................................................   United States            706,270           15,453,188
                                                                                                                   --------------
                                                                                                                       15,453,188
                                                                                                                   --------------
          CONSUMER FINANCE 0.7%
   (a, f) Cerberus CG Investor I LLC ....................................   United States          7,519,799            3,915,641
   (a, f) Cerberus CG Investor II LLC ...................................   United States          7,519,799            3,915,641
   (a, f) Cerberus CG Investor III LLC ..................................   United States          3,759,899            1,957,820
   (a, f) Cerberus FIM Investors Auto Finance LLC .......................   United States          4,648,194            1,550,623
   (a, f) Cerberus FIM Investors Commercial Finance LLC .................   United States            387,180              129,162
   (a, f) Cerberus FIM Investors Commercial Mortgage LLC ................   United States            725,710              242,095
   (a, f) Cerberus FIM Investors Insurance LLC ..........................   United States          3,549,493            1,184,100
   (a, f) Cerberus FIM Investors Rescap LLC .............................   United States          6,608,423            2,204,549
      (a) SLM Corp. .....................................................   United States            798,970           15,460,069
   (a, g) White River Capital Inc. ......................................   United States            549,751            8,055,914
                                                                                                                   --------------
                                                                                                                       38,615,614
                                                                                                                   --------------
          DIVERSIFIED FINANCIAL SERVICES 0.6%
          Deutsche Boerse AG ............................................      Germany                66,220            7,475,117
          Fortis ........................................................      Belgium             1,736,332           27,805,070
      (a) Fortis VVPR Strip .............................................      Belgium               530,532                8,354
   (a, c) Marconi Corp., Contingent Distribution ........................   United Kingdom        34,293,500                   --
                                                                                                                   --------------
                                                                                                                       35,288,541
                                                                                                                   --------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.4%
(a, e, f) AboveNet Inc. .................................................   United States            387,649           19,382,450
(a, e, f) AboveNet Inc., stock grant, grant price $20.95, expiration date
             9/09/13 ....................................................   United States                510               14,204
(a, e, f) AboveNet Inc., wts., 9/08/08 ..................................   United States             13,684              437,888
(a, e, f) AboveNet Inc., wts., 9/08/10 ..................................   United States             16,099              463,651
(a, c, d) Global Crossing Holdings Ltd., Contingent Distribution ........   United States         49,411,586                   --
                                                                                                                   --------------
                                                                                                                       20,298,193
                                                                                                                   --------------
          ELECTRIC UTILITIES 0.7%
          E.ON AG .......................................................      Germany               198,820           40,100,110
                                                                                                                   --------------


                             Semiannual Report | 21

Mutual Qualified Fund

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS             VALUE
                                                                            --------------   -------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          ENERGY EQUIPMENT & SERVICES 4.0%
          Bourbon SA ....................................................       France               579,563       $   36,037,782
      (a) BW Offshore Ltd. ..............................................       Norway             2,813,120            8,839,687
      (a) Pride International Inc. ......................................   United States          1,042,880           49,317,795
          Seadrill Ltd. .................................................      Bermuda             2,740,832           83,837,658
      (a) Transocean Inc. ...............................................   United States            294,405           44,864,378
                                                                                                                   --------------
                                                                                                                      222,897,300
                                                                                                                   --------------
          FOOD & STAPLES RETAILING 2.8%
          Carrefour SA ..................................................       France             1,494,958           84,648,436
          CVS Caremark Corp. ............................................   United States          1,849,966           73,203,155
                                                                                                                   --------------
                                                                                                                      157,851,591
                                                                                                                   --------------
          FOOD PRODUCTS 8.4%
          Cadbury PLC ...................................................   United Kingdom         2,756,032           34,728,710
          CSM NV ........................................................    Netherlands           1,909,144           66,706,208
          Groupe Danone .................................................       France             1,681,422          118,081,496
          Kraft Foods Inc., A ...........................................   United States            472,085           13,430,818
      (a) Lighthouse Caledonia ASA ......................................       Norway               416,331              490,590
          Lotte Confectionary Co. Ltd. ..................................    South Korea              30,405           36,869,513
   (a, h) Marine Harvest ................................................       Norway            48,980,183           35,976,646
          Nestle SA .....................................................    Switzerland           1,607,500           72,640,431
          Nong Shim Co. Ltd. ............................................    South Korea              81,743           17,457,774
          Wm. Wrigley Jr. Co ............................................   United States            958,467           74,549,563
                                                                                                                   --------------
                                                                                                                      470,931,749
                                                                                                                   --------------
          HEALTH CARE EQUIPMENT & SUPPLIES 0.1%
          Covidien Ltd. .................................................   United States            120,145            5,753,744
                                                                                                                   --------------
          HEALTH CARE PROVIDERS & SERVICES 2.7%
   (a, f) Kindred Healthcare Inc. .......................................   United States          1,444,624           39,470,017
   (a, f) Kindred Healthcare Inc., stock grants:
             grant price $18.15, expiration date 7/17/11 ................   United States              5,072               46,520
             grant price $19.87, expiration date 1/01/12 ................   United States              1,523               11,349
             grant price $6.94, expiration date 1/01/13 .................   United States              1,514               30,858
             grant price $19.87, expiration date 1/01/14 ................   United States              1,504               11,208
             grant price $21.33, expiration date 1/10/15 ................   United States                939                5,627
             grant price $22.08, expiration date 1/10/16 ................   United States                625                3,276
             grant price $19.40, expiration date 1/10/17 ................   United States                312                2,472
      (a) PharMerica Inc. ...............................................   United States            528,767           11,944,847
          Quest Diagnostics Inc. ........................................   United States            568,700           27,564,889
          Rhoen-Klinikum AG .............................................      Germany             2,314,092           72,875,388
                                                                                                                   --------------
                                                                                                                      151,966,451
                                                                                                                   --------------
          HOTELS, RESTAURANTS & LEISURE 0.0%(i)
      (a) Trump Entertainment Resorts Inc. ..............................   United States            693,717            1,324,999
                                                                                                                   --------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
          Constellation Energy Group ....................................   United States             86,620            7,111,502
                                                                                                                   --------------


                             22 | Semiannual Report

Mutual Qualified Fund

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS             VALUE
                                                                            --------------   -------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          INDUSTRIAL CONGLOMERATES 3.9%
          Keppel Corp. Ltd. .............................................     Singapore            5,486,488       $   44,925,926
      (e) Orkla ASA .....................................................       Norway             9,599,083          123,292,358
          Siemens AG ....................................................      Germany               460,520           50,846,454
                                                                                                                   --------------
                                                                                                                      219,064,738
                                                                                                                   --------------
          INSURANCE 9.5%
      (a) Alleghany Corp. ...............................................   United States            146,672           48,702,438
          Allianz SE ....................................................      Germany                59,630           10,498,221
          American International Group Inc. .............................   United States            407,350           10,778,481
          Assicurazioni Generali SpA ....................................       Italy                327,778           12,577,826
      (a) Berkshire Hathaway Inc., A ....................................   United States                468           56,511,000
      (a) Berkshire Hathaway Inc., B ....................................   United States             16,044           64,368,528
      (a) Conseco Inc. ..................................................   United States          1,264,210           12,540,963
          Hartford Financial Services Group Inc. ........................   United States            482,200           31,135,654
(a, f, g) Imagine Group Holdings Ltd. ...................................      Bermuda             2,814,856           34,425,689
          Old Republic International Corp. ..............................   United States          2,135,500           25,284,320
   (a, f) Olympus Re Holdings Ltd. ......................................   United States             97,300              294,186
          Prudential Financial Inc. .....................................   United States            461,000           27,540,140
      (f) Symetra Financial .............................................   United States          3,434,760           44,857,966
          White Mountains Insurance Group Ltd. ..........................   United States            346,730          148,747,170
                                                                                                                   --------------
                                                                                                                      528,262,582
                                                                                                                   --------------
          MACHINERY 2.0%
          Kone OYJ, B ...................................................      Finland             2,877,200          101,210,014
   (a, f) Motor Coach Industries International Inc., wts., 5/27/09 ......   United States                  5                   --
          NACCO Industries Inc., A ......................................   United States            172,254           12,807,085
                                                                                                                   --------------
                                                                                                                      114,017,099
                                                                                                                   --------------
          MEDIA 3.6%
      (a) Adelphia Recovery Trust .......................................   United States         38,254,708            1,912,735
   (a, c) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
             Contingent Distribution ....................................   United States          4,899,492            2,106,782
   (a, c) Century Communications Corp., Contingent Distribution .........   United States         13,497,000                   --
          CJ CGV Co. Ltd. ...............................................    South Korea             574,910            8,954,642
          Comcast Corp., A ..............................................   United States            829,640           15,564,046
      (a) Liberty Media Corp-Entertainment, Series A ....................   United States            495,148           11,997,436
      (a) Liberty Media Holding Corp.-Capital, A ........................   United States            293,512            4,226,573
          News Corp., A .................................................   United States          1,767,710           26,586,358
      (a) Time Warner Cable Inc., A .....................................   United States            862,699           22,844,270
          Time Warner Inc. ..............................................   United States          3,504,460           51,866,008
   (a, d) TVMAX Holdings Inc. ...........................................   United States            111,391                   --
      (a) Viacom Inc., B ................................................   United States            188,250            5,749,155
          Virgin Media Inc. .............................................   United Kingdom         3,655,939           49,757,330
                                                                                                                   --------------
                                                                                                                      201,565,335
                                                                                                                   --------------
          METALS & MINING 1.0%
(a, f, g) Esmark Inc. ...................................................   United States          3,087,162           53,123,884
                                                                                                                   --------------


                             Semiannual Report | 23

Mutual Qualified Fund

                                                                                                SHARES/WARRANTS/
                                                                                 COUNTRY          CONTRACTS             VALUE
                                                                             --------------   -------------------   --------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       MULTI-UTILITIES 0.9%
       Energy East Corp. .................................................   United States            256,070       $    6,330,051
       NorthWestern Corp. ................................................   United States            311,667            7,922,575
(a, c) NorthWestern Corp., Contingent Distribution .......................   United States          9,346,450              686,005
       RWE AG ............................................................      Germany               281,473           35,434,432
                                                                                                                    --------------
                                                                                                                        50,373,063
                                                                                                                    --------------
       MULTILINE RETAIL 1.1%
       Jelmoli Holding AG ................................................    Switzerland              24,399           63,177,048
                                                                                                                    --------------
       OIL, GAS & CONSUMABLE FUELS 2.3%
       BP PLC ............................................................   United Kingdom           494,400            5,744,829
       BP PLC, ADR .......................................................   United Kingdom           193,700           13,475,709
       Eni SpA ...........................................................       Italy                523,870           19,549,792
       Royal Dutch Shell PLC, A ..........................................   United Kingdom           798,053           32,841,615
       Total SA, B .......................................................       France               665,472           56,793,592
                                                                                                                    --------------
                                                                                                                       128,405,537
                                                                                                                    --------------
       PAPER & FOREST PRODUCTS 2.0%
   (a) Domtar Corp. ......................................................   United States          2,118,456           11,545,585
       Mondi Ltd. ........................................................   United Kingdom            49,172              304,909
       Weyerhaeuser Co. ..................................................   United States          1,952,105           99,830,650
                                                                                                                    --------------
                                                                                                                       111,681,144
                                                                                                                    --------------
       PHARMACEUTICALS 1.0%
       Pfizer Inc. .......................................................   United States          1,871,640           32,697,551
       Sanofi-Aventis ....................................................       France               103,614            6,922,480
   (a) Valeant Pharmaceuticals International .............................   United States          1,025,100           17,539,461
                                                                                                                    --------------
                                                                                                                        57,159,492
                                                                                                                    --------------
       REAL ESTATE 3.6%
   (a) Alexander's Inc. ..................................................   United States            108,590           33,728,054
   (d) Canary Wharf Group PLC ............................................   United Kingdom         8,298,072           64,463,459
       Link REIT .........................................................     Hong Kong           12,491,769           28,452,829
       Swire Pacific Ltd., A .............................................     Hong Kong            3,620,800           37,033,416
       Swire Pacific Ltd., B .............................................     Hong Kong            5,292,600           10,860,444
       Ventas Inc. .......................................................   United States            669,525           28,501,679
                                                                                                                    --------------
                                                                                                                       203,039,881
                                                                                                                    --------------
       SOFTWARE 0.7%
       Microsoft Corp. ...................................................   United States          1,354,430           37,260,369
                                                                                                                    --------------
       THRIFTS & MORTGAGE FINANCE 0.1%
   (g) Imperial Capital Bancorp Inc. .....................................   United States            445,796            2,554,411
       Washington Mutual Inc. ............................................   United States            491,429            2,180,468
                                                                                                                    --------------
                                                                                                                         4,734,879
                                                                                                                    --------------
       TOBACCO 12.8%
       Altria Group Inc. .................................................   United States          1,137,077           23,378,303
       British American Tobacco PLC ......................................   United Kingdom         3,939,454          136,483,290
       Imperial Tobacco Group PLC ........................................   United Kingdom         2,263,678           84,378,598
       Japan Tobacco Inc. ................................................       Japan                 12,142           51,809,222
       KT&G Corp. ........................................................    South Korea           3,097,050          266,349,260


                             24 | Semiannual Report

Mutual Qualified Fund

                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS              VALUE
                                                                            --------------   -------------------   --------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          TOBACCO (CONTINUED)
          Philip Morris International Inc. ..............................   United States          1,137,077       $   56,160,233
          Reynolds American Inc. ........................................   United States          2,011,390           93,871,571
                                                                                                                   --------------
                                                                                                                      712,430,477
                                                                                                                   --------------
          TRADING COMPANIES & DISTRIBUTORS 1.4%
          Kloeckner & Co. AG ............................................      Germany             1,343,768           76,680,114
                                                                                                                   --------------
          TRANSPORTATION INFRASTRUCTURE 0.0%i
      (a) Groupe Eurotunnel SA, wts., 12/30/11 ..........................       France             1,861,027              761,897
                                                                                                                   --------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $3,032,817,947) ......................................                                           4,156,541,104
                                                                                                                   --------------
          PREFERRED STOCKS 0.1%
          AUTO COMPONENTS 0.1%
      (f) Dana Holding Corp., 4.00%, cvt. pfd., B .......................   United States             48,807            4,799,354
                                                                                                                   --------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(i)
      (f) PTV Inc., 10.00%, pfd., A .....................................   United Kingdom            92,938               46,469
                                                                                                                   --------------
          TOTAL PREFERRED STOCKS (COST $5,010,813) ......................                                               4,845,823
                                                                                                                   --------------
          OPTIONS PURCHASED 1.4%
          PUT OPTIONS 1.4%
      (a) Dow Jones EUROSTOXX 50, exercise price $3,300.00,
             expiration date 12/19/08, contracts ........................   United States             46,687            7,642,662
      (a) Dow Jones EUROSTOXX 50, exercise price $3,350.00,
             expiration date 2/20/09, contracts .........................   United States             53,667           11,053,255
      (a) Dow Jones EUROSTOXX 50, exercise price $3,400.00,
             expiration date 2/20/09, contracts .........................   United States             39,600            8,921,484
      (a) Dow Jones EUROSTOXX 50, exercise price $3,200.00,
             expiration date 6/19/09, contracts .........................   United States            103,143           22,396,471
      (a) S&P 500 Index, exercise price $1,200.00, expiration date
             12/20/08, contracts ........................................   United States              2,615           12,473,550
      (a) S&P 500 Index, exercise price $1,225.00, expiration date
             12/20/08, contracts ........................................   United States              1,100            5,940,000
      (a) S&P 500 Index, exercise price $1,225.00, expiration date
             6/20/09, contracts .........................................   United States              1,111            9,471,275
                                                                                                                   --------------
          TOTAL OPTIONS PURCHASED (COST $80,288,816) ....................                                              77,898,697
                                                                                                                   --------------

                                                                                             PRINCIPAL AMOUNT(J)
                                                                                             -------------------
          CORPORATE BONDS & NOTES 3.2%
      (b) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ........       Canada             2,505,000 CAD        2,405,939
      (f) Cerberus CG Investor I LLC, 12.00%, 7/31/14 ...................   United States          6,600,000            3,436,691
      (f) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ..................   United States          6,600,000            3,436,691
      (f) Cerberus CG Investor III LLC, 12.00%, 7/31/14 .................   United States          3,300,000            1,718,346
      (f) Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 .....   United States         13,935,097            4,648,705
      (f) Cerberus FIM Investors Commercial Finance LLC, 12.00%,
             11/22/13 ...................................................   United States          1,161,542              387,487
      (f) Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
             11/22/13 ...................................................   United States          2,177,131              726,284
      (f) Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ........   United States         10,648,479            3,552,299


                             Semiannual Report | 25

Mutual Qualified Fund

                                                                               INDUSTRY      PRINCIPAL AMOUNT(J)       VALUE
                                                                            --------------   -------------------   --------------
          CORPORATE BONDS & NOTES (CONTINUED)
      (f) Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ...........   United States         19,825,266       $    6,613,647
   (f, g) DecisionOne Corp.,
             12.00%, 4/15/10 ............................................   United States          1,271,738            1,271,738
      (k)    FRN, 7.25%, 5/12/09 ........................................   United States            232,502              232,502
          Groupe Eurotunnel SA, cvt., sub. bond,
             NRS I, T1, 3.00%, 7/28/08 ..................................      France                 31,400 EUR          122,732
             NRS I, T1, 3.00%, 7/28/08 ..................................      France                 24,416 GBP          130,365
             NRS I, T2, 3.00%, 7/28/09 ..................................      France                 31,400 EUR          120,259
             NRS I, T2, 3.00%, 7/28/09 ..................................      France                 24,416 GBP          127,933
             NRS I, T3, 3.00%, 7/28/10 ..................................      France              9,114,500 EUR       34,190,255
             NRS I, T3, 3.00%, 7/28/10 ..................................      France              5,276,020 GBP       27,119,752
             NRS II, 6.00%, 7/28/10 .....................................      France             10,665,000 EUR       23,336,217
             NRS II, 6.00%, 7/28/10 .....................................      France              6,219,022 GBP       17,162,248
      (b) Indianapolis Downs LLC,
             senior secured note, 144A, 11.00%, 11/01/12 ................   United States          2,950,000            2,699,250
      (l)    senior secured sub. note, 144A, PIK, 15.50%, 11/01/13 ......   United States         10,833,202           10,345,708
   (e, f) International Automotive Components Group NA LLC, 9.00%,
             4/01/17 ....................................................   United States          1,560,200            1,560,200
   (f, k) Pontus I LLC, junior note, 144A, FRN,
             5.231%, 7/24/09 ............................................   United States          6,556,493            5,625,931
             5.685%, 7/24/09 ............................................   United States          5,922,557            7,110,277
             6.475%, 7/24/09 ............................................   United States          5,768,100            4,960,378
   (f, k) Pontus II Trust, junior note, 144A, FRN, 6.475%, 6/25/09 ......   United States          2,884,094            2,480,227
          Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..............   United States         13,553,108            8,504,575
   (d, l) TVMAX Holdings Inc., PIK,
             11.50%, 9/30/08 ............................................   United States            392,857              275,000
             14.00%, 9/30/08 ............................................   United States            778,166              544,716
                                                                                                                   --------------
          TOTAL CORPORATE BONDS & NOTES (COST $198,598,639) .............                                             174,846,352
                                                                                                                   --------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 0.3%
(f, k, m) Motor Coach Industries International Inc., FRN, 15.649%,
             12/01/08 ...................................................   United States         25,779,933           17,014,756
   (d, m) Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .......   United States             40,000                  200
                                                                                                                   --------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
             (COST $25,781,136) .........................................                                              17,014,956
                                                                                                                   --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $3,342,497,351) ......................................                                           4,431,146,932
                                                                                                                   --------------
          SHORT TERM INVESTMENTS 20.6%
          U.S. GOVERNMENT AND AGENCY SECURITIES 20.5%
      (n) FHLB,
             7/01/08 ....................................................   United States         66,100,000           66,100,000
             7/02/08 ....................................................   United States        110,000,000          109,993,510
             7/03/08 ....................................................   United States         90,000,000           89,989,380
             7/07/08 - 6/19/09 ..........................................   United States        890,012,000          882,791,611
                                                                                                                   --------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $1,148,795,347) ......................................                                           1,148,874,501
                                                                                                                   --------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
             (COST $4,491,292,698) ......................................                                           5,580,021,433
                                                                                                                   --------------


                             26 | Semiannual Report

Mutual Qualified Fund

                                                                                  COUNTRY             SHARES              VALUE
                                                                              --------------   -------------------   --------------
            SHORT TERM INVESTMENTS (CONTINUED)
        (o) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
            SECURITIES 0.1%
            MONEY MARKET FUND (COST $3,134,099) 0.1%
        (p) Bank of New York Institutional Cash Reserve Fund, 2.53% .......   United States          3,134,099       $    3,134,099
                                                                                                                     --------------
            TOTAL INVESTMENTS (COST $4,494,426,797) 100.0% ................                                           5,583,155,532
            NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.2)% ......                                              (9,749,835)
            OTHER ASSETS, LESS LIABILITIES 0.2% ...........................                                              12,391,553
                                                                                                                     --------------
            NET ASSETS 100.0% .............................................                                          $5,585,797,250
                                                                                                                     --------------

CURRENCY ABBREVIATIONS

CAD  - Canadian Dollar
EUR  - Euro
GBP  - British Pound Sterling

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind
REIT - Real Estate Investment Trust

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2008, the aggregate value of these securities was $16,370,388, representing 0.29% of net assets.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2008, the aggregate value of these securities was $68,305,673, representing 1.22% of net assets.

(e)  See Note 12 regarding other considerations.

(f)  See Note 9 regarding restricted securities.

(g)  See Note 11 regarding holdings of 5% voting securities.

(h) A portion or all of the security is on loan as of June 30, 2008. See Note 1(g).

(i)  Rounds to less than 0.1% of net assets.

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)  The coupon rate shown represents the rate at period end.

(l)  Income may be received in additional securities and/or cash.

(m)  See Note 8 regarding defaulted securities.

(n)  The security is traded on a discount basis with no stated coupon rate.

(o)  See Note 1(g) regarding securities on loan.

(p)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Mutual Qualified Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................................................   $4,361,666,804
      Cost - Non-controlled affiliated issuers (Note 11) ....................................      132,759,993
                                                                                                --------------
      Total cost of investments .............................................................   $4,494,426,797
                                                                                                ==============
      Value - Unaffiliated issuers ..........................................................   $5,471,241,777
      Value - Non-controlled affiliated issuers (Note 11) ...................................      111,913,755
                                                                                                --------------
      Total value of investments (includes securities loaned in the amount of $ 2,876,819)...    5,583,155,532
   Cash .....................................................................................           13,365
   Cash on deposit with brokers for securities sold short ...................................           44,865
   Foreign currency, at value (cost $ 10,020,493) ...........................................        9,988,382
   Receivables:
      Capital shares sold ...................................................................        3,880,329
      Dividends and interest ................................................................       23,505,682
   Unrealized gain on forward exchange contracts (Note 7) ...................................       15,652,527
   Other assets .............................................................................          921,771
                                                                                                --------------
         Total assets .......................................................................    5,637,162,453
                                                                                                --------------
Liabilities:
   Payables:
      Investment securities purchased .......................................................       10,805,789
      Capital shares redeemed ...............................................................        6,096,521
      Affiliates ............................................................................        4,905,092
   Payable upon return of securities loaned .................................................        3,134,099
   Unrealized loss on forward exchange contracts (Note 7) ...................................       25,402,362
   Accrued expenses and other liabilities ...................................................        1,021,340
                                                                                                --------------
         Total liabilities ..................................................................       51,365,203
                                                                                                --------------
            Net assets, at value ............................................................   $5,585,797,250
                                                                                                ==============
Net assets consist of:
   Paid-in capital ..........................................................................   $4,175,677,276
   Undistributed net investment income ......................................................       74,000,789
   Net unrealized appreciation (depreciation) ...............................................    1,079,049,773
   Accumulated net realized gain (loss) .....................................................      257,069,412
                                                                                                --------------
            Net assets, at value ............................................................   $5,585,797,250
                                                                                                ==============

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Mutual Qualified Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2008 (unaudited)

CLASS Z:
   Net assets, at value .....................................................................   $3,949,496,865
                                                                                                --------------
   Shares outstanding .......................................................................      198,677,897
                                                                                                --------------
   Net asset value and maximum offering price per share(a) ..................................   $        19.88
                                                                                                --------------
CLASS A:
   Net assets, at value .....................................................................   $1,130,781,245
                                                                                                --------------
   Shares outstanding .......................................................................       57,326,286
                                                                                                --------------
   Net asset value per share(a) .............................................................   $        19.73
                                                                                                --------------
   Maximum offering price per share (net asset value per share / 94.25%).....................   $        20.93
                                                                                                --------------
CLASS B:
   Net assets, at value .....................................................................   $   58,560,998
                                                                                                --------------
   Shares outstanding .......................................................................        3,044,025
                                                                                                --------------
   Net asset value and maximum offering price per share(a) ..................................   $        19.24
                                                                                                --------------
CLASS C:
   Net assets, at value .....................................................................   $  446,958,142
                                                                                                --------------
   Shares outstanding .......................................................................       22,949,711
                                                                                                --------------
   Net asset value and maximum offering price per share(a) ..................................   $        19.48
                                                                                                --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Mutual Qualified Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2008 (unaudited)

Investment income:
   Dividends: (net of foreign taxes of $ 7,163,607)
      Unaffiliated issuers ..................................................................   $  72,735,381
      Non-controlled affiliated issuers (Note 11) ...........................................          71,327
   Interest:
      Unaffiliated issuers ..................................................................      27,119,486
      Non-controlled affiliated issuers (Note 11) ...........................................          84,951
   Income from securities loaned ............................................................          25,333
                                                                                                -------------
         Total investment income ............................................................     100,036,478
                                                                                                -------------
Expenses:
   Management fees (Note 3a) ................................................................      17,472,303
   Administrative fees (Note 3b) ............................................................       2,230,721
   Distribution fees: (Note 3c)
      Class A ...............................................................................       1,748,073
      Class B ...............................................................................         317,076
      Class C ...............................................................................       2,351,663
   Transfer agent fees (Note 3e) ............................................................       2,307,495
   Custodian fees (Note 4) ..................................................................         534,184
   Reports to shareholders ..................................................................         173,385
   Registration and filing fees .............................................................         101,982
   Professional fees ........................................................................         406,742
   Trustees' fees and expenses ..............................................................          48,883
   Dividends on securities sold short .......................................................         292,778
   Other ....................................................................................          67,947
                                                                                                -------------
         Total expenses .....................................................................      28,053,232
         Expense reductions (Note 4) ........................................................         (14,504)
                                                                                                -------------
            Net expenses ....................................................................      28,038,728
                                                                                                ----------
               Net investment income ........................................................      71,997,750
                                                                                                -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................................................     329,101,901
      Foreign currency transactions .........................................................     (96,611,346)
                                                                                                -------------
            Net realized gain (loss) ........................................................     232,490,555
                                                                                                -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................................................    (869,058,782)
      Translation of assets and liabilities denominated in foreign currencies ...............       3,311,592
                                                                                                -------------
            Net change in unrealized appreciation (depreciation) ............................    (865,747,190)
                                                                                                -------------
Net realized and unrealized gain (loss) .....................................................    (633,256,635)
                                                                                                -------------
Net increase (decrease) in net assets resulting from operations .............................   $(561,258,885)
                                                                                                =============

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Mutual Qualified Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    SIX MONTHS
                                                                                                       ENDED         YEAR ENDED
                                                                                                   JUNE 30, 2008    DECEMBER 31,
                                                                                                    (UNAUDITED)         2007
                                                                                                  --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................................   $   71,997,750   $  151,499,775
      Net realized gain (loss) from investments, securities sold short, synthetic equity swaps,
         and foreign currency transactions ....................................................      232,490,555      392,665,509
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies .............................     (865,747,190)     (36,681,335)
                                                                                                  --------------   --------------
            Net increase (decrease) in net assets resulting from operations ...................     (561,258,885)     507,483,949
                                                                                                  --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ..............................................................................               --     (133,801,897)
         Class A ..............................................................................               --      (34,706,443)
         Class B ..............................................................................               --       (1,467,618)
         Class C ..............................................................................               --      (10,641,199)
      Net realized gains:
         Class Z ..............................................................................               --     (245,908,236)
         Class A ..............................................................................               --      (71,535,285)
         Class B ..............................................................................               --       (4,072,725)
         Class C ..............................................................................               --      (28,564,865)
                                                                                                  --------------   --------------
   Total distributions to shareholders ........................................................               --     (530,698,268)
                                                                                                  --------------   --------------
   Capital share transactions: (Note 2)
         Class Z ..............................................................................      (79,092,803)     219,666,981
         Class A ..............................................................................      (45,378,072)     316,804,502
         Class B ..............................................................................       (5,340,799)      (4,572,363)
         Class C ..............................................................................      (10,699,701)      89,317,402
                                                                                                  --------------   --------------
   Total capital share transactions ...........................................................     (140,511,375)     621,216,522
                                                                                                  --------------   --------------
   Redemption fees ............................................................................            8,337           17,800
                                                                                                  --------------   --------------
            Net increase (decrease) in net assets .............................................     (701,761,923)     598,020,003
Net assets:
   Beginning of period ........................................................................    6,287,559,173    5,689,539,170
                                                                                                  --------------   --------------
   End of period ..............................................................................   $5,585,797,250   $6,287,559,173
                                                                                                  ==============   ==============
Undistributed net investment income included in net assets:
   End of period ..............................................................................   $   74,000,789   $    2,003,039
                                                                                                  ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Qualified Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares:
Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the


                             32 | Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                             Semiannual Report | 33

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires,


                             34 | Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS (CONTINUED)

the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund may engage in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                             Semiannual Report | 35

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             36 | Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                           SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2008              DECEMBER 31, 2007
                                      --------------------------   ---------------------------
                                        SHARES         AMOUNT         SHARES         AMOUNT
                                      ----------   -------------   -----------   -------------
CLASS Z SHARES:
   Shares sold ....................    4,711,846   $  98,254,634    11,498,413   $ 269,849,858
   Shares issued in reinvestment of
      distributions ...............           --              --    16,420,954     360,016,285
   Shares redeemed ................   (8,522,644)   (177,347,437)  (17,456,173)   (410,199,162)
                                      ----------   -------------   -----------   -------------
   Net increase (decrease) ........   (3,810,798)  $ (79,092,803)   10,463,194   $ 219,666,981
                                      ==========   =============   ===========   =============
CLASS A SHARES:
   Shares sold ....................    7,097,836   $ 146,575,896    19,622,769   $ 459,150,297
   Shares issued in reinvestment of
      distributions ...............           --              --     4,576,592      99,690,375
   Shares redeemed ................   (9,258,504)   (191,953,968)  (10,374,895)   (242,036,170)
                                      ----------   -------------   -----------   -------------
   Net increase (decrease) ........   (2,160,668)  $ (45,378,072)   13,824,466   $ 316,804,502
                                      ==========   =============   ===========   =============
CLASS B SHARES:
   Shares sold ....................       75,495   $   1,523,037       180,171   $   4,119,296
   Shares issued in reinvestment of
      distributions ...............           --              --       237,389       5,061,976
   Shares redeemed ................     (340,174)     (6,863,836)     (602,357)    (13,753,635)
                                      ----------   -------------   -----------   -------------
   Net increase (decrease) ........     (264,679)  $  (5,340,799)     (184,797)  $  (4,572,363)
                                      ==========   =============   ===========   =============


                             Semiannual Report | 37

Mutual Qualified Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           SIX MONTHS ENDED               YEAR ENDED
                                            JUNE 30, 2008             DECEMBER 31, 2007
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS C SHARES:
   Shares sold ....................    1,648,647   $ 33,754,480    5,112,901   $118,074,250
   Shares issued in reinvestment of
      distributions ...............           --             --    1,634,857     35,274,002
   Shares redeemed ................   (2,177,531)   (44,454,181)  (2,772,446)   (64,030,850)
                                      -----------  -------------  -----------  -------------
   Net increase (decrease) ........     (528,884)  $(10,699,701)   3,975,312   $ 89,317,402
                                      ===========  =============  ===========  =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Investment Management Limited (FTIML)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.600%                Up to and including $5 billion
0.570%                Over $5 billion, up to and including $7 billion
0.550%                Over $7 billion, up to and including $10 billion
0.540%                In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.


                             38 | Semiannual Report

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $ 1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.35%
Class B ..   1.00%
Class C ..   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $327,885
Contingent deferred sales charges retained ......   $ 69,824

E. TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees of $2,307,495, of which $1,591,239 was retained by Investor Services.


                             Semiannual Report | 39

Mutual Qualified Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $544,932.

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .................................................   $4,505,221,448
                                                                        ==============
Unrealized appreciation .............................................   $1,491,931,123
Unrealized depreciation .............................................     (413,997,039)
                                                                        --------------
Net unrealized appreciation (depreciation) ..........................   $1,077,934,084
                                                                        ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, synthetic equity swap, pass-through entity income, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, synthetic equity swap, pass-through entity income, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2008, aggregated $305,054,414 and $577,127,220, respectively.


                             40 | Semiannual Report

Mutual Qualified Fund

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                                  CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
                                                   AMOUNT         DATE          GAIN           LOSS
                                                ------------   ----------   -----------   -------------
CONTRACTS TO BUY
      3,880,696   Swiss Franc ...............   $  3,760,000     7/07/08    $    39,368   $          --
      4,441,160   British Pound Sterling ....      8,723,994     8/12/08         93,706              --
      8,800,000   British Pound Sterling  ...     17,440,293     9/10/08             --          (5,050)
     19,942,890   Swedish Krona .............      3,300,000     9/16/08             --          (3,636)
     29,359,356   Japanese Yen ..............        278,035     9/19/08             --            (266)
      1,635,680   Canadian Dollar ...........      1,600,000    10/27/08            896              --
      3,266,320   Canadian Dollar ...........      3,200,000    10/27/08             --          (3,141)
CONTRACTS TO SELL
      2,883,497   Swiss Franc ...............      2,889,999     7/07/08         66,932              --
    105,618,590   Swiss Franc ...............    102,052,702     7/07/08             --      (1,352,426)
     40,800,000   Euro ......................     64,317,120     7/14/08        121,614              --
     61,800,000   Euro ......................     97,087,800     7/14/08             --        (149,511)
     44,000,000   Danish Krone ..............      9,133,700     7/23/08             --        (143,922)
        948,990   Singapore Dollar ..........        700,000     7/24/08          1,623              --
     31,451,950   Singapore Dollar ..........     22,129,066     7/24/08             --      (1,016,940)
     77,100,000   Euro ......................    113,156,130     7/25/08             --      (8,083,060)
     55,055,000   British Pound Sterling  ...    106,956,189     8/12/08             --      (2,352,724)
    163,471,240   Euro ......................    252,829,542     8/13/08             --      (3,978,877)
     58,500,000   Danish Krone ..............     12,221,427     8/25/08             --         (91,727)
     40,400,000   Euro ......................     63,264,986     8/28/08             --        (154,575)
    112,100,000   British Pound Sterling  ...    219,776,100     9/10/08             --      (2,308,306)
    168,262,102   Swedish Krona .............     27,491,963     9/16/08             --        (318,530)
  6,272,114,869   Japanese Yen ..............     64,455,880     9/19/08      5,112,166              --
     61,000,000   Euro ......................     94,931,400     9/24/08             --        (692,969)
208,070,561,630   South Korean Won .........     206,605,000     9/29/08      8,348,782              --
     27,000,000   Euro ......................     41,748,750    10/24/08             --        (532,302)
     58,452,376   Danish Krone ..............     12,069,386    10/27/08             --        (194,109)
      1,406,440   Canadian Dollar ...........      1,400,000    10/27/08         23,481              --
     24,240,585   Canadian Dollar ...........     23,702,537    10/27/08             --         (22,352)
     41,175,000   British Pound Sterling  ...     79,422,457    11/12/08             --      (1,751,630)
     56,700,000   Euro ......................     87,331,450    11/13/08             --      (1,318,219)
     92,627,781   Norwegian Krone ...........     18,105,000    11/19/08        170,360              --
    646,599,580   Norwegian Krone ...........    125,013,492    11/19/08             --        (181,459)
     40,400,000   Euro ......................     62,951,684    11/28/08             --        (163,210)
     29,994,411   Euro ......................     46,233,386    12/15/08             --        (583,421)
  2,000,000,000   Japanese Yen ..............     20,703,934    12/19/08      1,673,599              --
                                                                            -----------   -------------
Unrealized gain (loss) on forward exchange contracts ....................    15,652,527     (25,402,362)
                                                                            -----------   -------------
   NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ....................                 $  (9,749,835)
                                                                                          =============


                             Semiannual Report | 41

Mutual Qualified Fund

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At June 30, 2008, the aggregate value of these securities was $17,014,956, representing 0.30% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

 PRINCIPAL
  AMOUNT/
  SHARES/
 WARRANTS/                                                                   ACQUISITION
 CONTRACTS   ISSUER                                                             DATES               COST          VALUE
----------   --------------------------------------------------------   ---------------------   -----------   ------------
   387,649   AboveNet Inc ...........................................    10/02/01 - 12/12/07    $18,071,246   $ 19,382,450
       510   AboveNet Inc., stock grant, grant price
                $20.95, expiration date 9/09/13 .....................     4/17/06 - 9/08/06              --         14,204
    13,684   AboveNet Inc., wts., 9/08/08 ...........................     10/02/01 - 9/07/07      1,564,801        437,888
    16,099   AboveNet Inc., wts., 9/08/10 ...........................     10/02/01 - 9/07/07      1,681,196        463,651
 7,519,799   Cerberus CG Investor I LLC .............................          7/26/07            7,519,799      3,915,641
 6,600,000   Cerberus CG Investor I LLC, 12.00%, 7/31/14 ............          7/26/07            6,600,000      3,436,691
 7,519,799   Cerberus CG Investor II LLC ............................          7/26/07            7,519,799      3,915,641
 6,600,000   Cerberus CG Investor II LLC, 12.00%, 7/31/14 ...........          7/26/07            6,600,000      3,436,691
 3,759,899   Cerberus CG Investor III LLC ...........................     7/26/07 - 6/17/08       3,759,899      1,957,820
 3,300,000   Cerberus CG Investor III LLC, 12.00%, 7/31/14 ..........          7/26/07            3,300,000      1,718,346
 4,648,194   Cerberus FIM Investors Auto Finance LLC ................          11/20/06           4,648,194      1,550,623


                             42 | Semiannual Report

Mutual Qualified Fund

9. RESTRICTED SECURITIES (CONTINUED)

 PRINCIPAL
  AMOUNT/
  SHARES/
 WARRANTS/                                                                   ACQUISITION
 CONTRACTS   ISSUER                                                             DATES               COST          VALUE
----------   --------------------------------------------------------   ---------------------   -----------   ------------
13,935,097   Cerberus FIM Investors Auto Finance LLC, 12.00%,
                11/22/13 ............................................          11/20/06         $13,935,097   $  4,648,705
   387,180   Cerberus FIM Investors Commercial Finance LLC ..........          11/20/06             387,180        129,162
 1,161,542   Cerberus FIM Investors Commercial Finance LLC, 12.00%,
                11/22/13 ............................................          11/20/06           1,161,542        387,487
   725,710   Cerberus FIM Investors Commercial Mortgage LLC .........          11/20/06             725,710        242,095
 2,177,131   Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
                11/22/13 ............................................          11/20/06           2,177,131        726,284
 3,549,493   Cerberus FIM Investors Insurance LLC ...................          11/20/06           3,549,493      1,184,100
10,648,479   Cerberus FIM Investors Insurance LLC, 12.00%,
                11/22/13 ............................................          11/20/06          10,648,479      3,552,299
 6,608,423   Cerberus FIM Investors Rescap LLC ......................          11/20/06           6,608,422      2,204,549
19,825,266   Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ....          11/20/06          19,825,267      6,613,647
    48,807   (a) Dana Holding Corp., 4.00%, cvt. pfd., B ............          12/27/07           4,880,700      4,799,354
 1,008,199   DecisionOne Corp. ......................................     3/12/99 - 7/18/00         700,978             --
 1,271,738   DecisionOne Corp., 12.00%, 4/15/10 .....................     3/12/99 - 1/16/08       2,053,842      1,271,738
   232,502   DecisionOne Corp., FRN, 7.25%, 5/12/09 .................          7/09/07              232,502        232,502
   553,576   DecisionOne Corp., wts., 6/08/17 .......................          7/09/07                   --             --
    27,946   Elephant Capital Holdings Ltd. .........................     8/29/03 - 3/10/08       3,659,902      3,022,147
 3,087,162   Esmark Inc. ............................................    11/08/04 - 11/28/07     57,180,518     53,123,884
   659,105   First Chicago Bancorp ..................................          11/16/06           9,227,470      9,227,470
 2,814,856   Imagine Group Holdings Ltd. ............................          8/31/04           28,828,348     34,425,689
 1,982,308   International Automotive Components Group Brazil LLC ...     4/13/06 - 4/04/08       1,189,903      8,166,908
   307,801   International Automotive Components Group Japan LLC ....     9/26/06 - 3/27/07       2,674,397      1,789,429
 8,425,843   International Automotive Components Group LLC ..........     1/12/06 - 10/16/06      8,429,977      6,583,954
 5,182,488   International Automotive Components Group NA LLC, A ....     3/03/07 - 10/10/07      5,173,696      3,959,939
 1,560,200   International Automotive Components Group NA LLC, 9.00%,
                4/01/17 .............................................          3/30/07            1,583,603      1,560,200
 1,444,624   Kindred Healthcare Inc. ................................     4/28/99 - 3/29/06      13,176,151     39,470,017
             Kindred Healthcare Inc., stock grants:
     5,072   grant price $18.15, expiration date 7/17/11 ............     7/17/02 - 7/17/05              --         46,520
     1,523   grant price $19.87, expiration date 1/01/12 ............     1/01/03 - 1/01/06              --         11,349


                             Semiannual Report | 43

Mutual Qualified Fund

9. RESTRICTED SECURITIES (CONTINUED)

 PRINCIPAL
  AMOUNT/
  SHARES/
 WARRANTS/                                                                   ACQUISITION
 CONTRACTS   ISSUER                                                             DATES               COST           VALUE
----------   --------------------------------------------------------   ---------------------   ------------   ------------
     1,514   grant price $6.94, expiration date 1/01/13 .............     1/01/04 - 1/03/07     $         --   $     30,858
     1,504   grant price $19.87, expiration date 1/01/14 ............     1/01/05 - 1/01/08               --         11,208
       939   grant price $21.33, expiration date 1/10/15 ............     1/01/06 - 1/10/08               --          5,627
       625   grant price $22.08, expiration date 1/10/16 ............     1/01/07 - 1/10/08               --          3,276
       312   grant price $19.40, expiration date 1/10/17 ............          1/10/08                    --          2,472
25,779,933   Motor Coach Industries International Inc.,
                FRN, 15.649%, 12/01/08 ..............................     5/27/04 - 5/30/08       25,779,933     17,014,756
         5   Motor Coach Industries International Inc.,
                wts., 5/27/09 .......................................          3/30/07                    --             --
   129,974   NCB Warrant Holdings Ltd., A ...........................     12/16/05 - 3/24/08       1,368,433      1,270,490
    97,300   Olympus Re Holdings Ltd. ...............................          12/19/01            9,577,983        294,186
             Pontus I LLC, junior note, 144A, FRN,
 6,556,493      5.231%, 7/24/09 .....................................          1/22/08             6,556,493      5,625,931
 5,922,557      5.685%, 7/24/09 .....................................          2/25/08             5,922,557      7,110,277
 5,768,100      6.475%, 7/24/09 .....................................          2/12/08             5,768,100      4,960,378
 2,884,094   Pontus II Trust, junior note, 144A, FRN,
                6.475%, 6/25/09 .....................................          2/29/08             2,884,094      2,480,227
    92,938   PTV Inc., 10.00%, pfd., A ..............................     12/07/01 - 3/06/02         130,113         46,469
 3,434,760   Symetra Financial ......................................     7/27/04 - 10/26/07      39,480,000     44,857,966
                                                                                                               ------------
             TOTAL RESTRICTED SECURITIES (5.57% of Net Assets) ......                                          $311,323,195
                                                                                                               ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $3,621,827 as of June 30, 2008.

10. UNFUNDED CAPITAL COMMITMENTS

At June 30, 2008, the Fund had aggregate unfunded capital commitments to investments of $2,650,503.


                             44 | Semiannual Report

Mutual Qualified Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2008, were as shown below.

                                               NUMBER OF                           NUMBER OF
                                                SHARES/                             SHARES/
                                               WARRANTS/                           WARRANTS/
                                               PRINCIPAL                           PRINCIPAL                             REALIZED
                                              AMOUNT HELD                         AMOUNT HELD    VALUE AT                 CAPITAL
                                             AT BEGINNING    GROSS       GROSS       AT END       END OF     INVESTMENT    GAIN
NAME OF ISSUER                                 OF PERIOD   ADDITIONS  REDUCTIONS   OF PERIOD      PERIOD       INCOME     (LOSS)
--------------                               ------------  ---------  ----------  -----------  ------------  ----------  --------
NON-CONTROLLED AFFILIATES
DecisionOne Corp. ........................     1,008,199         --       --       1,008,199   $         --   $     --     $ --
DecisionOne Corp., 12.00%, 4/15/10 .......     1,246,268     25,470       --       1,271,738      1,271,738     75,158       --
DecisionOne Corp., FRN, 7.25%, 5/12/09 ...       232,502         --       --         232,502        232,502      9,793       --
DecisionOne Corp., wts., 6/08/17 .........       553,576         --       --         553,576             --         --       --
Elephant Capital Holdings Ltd. ...........        11,496     16,450       --          27,946      3,022,147         --       --
Esmark Inc. ..............................     3,087,162         --       --       3,087,162     53,123,884         --       --
First Chicago Bancorp ....................       659,105         --       --         659,105      9,227,470         --       --
Imagine Group Holdings Ltd. ..............     2,814,856         --       --       2,814,856     34,425,689         --       --
Imperial Capital Bancorp Inc. ............       445,796         --       --         445,796      2,554,411     71,327       --
White River Capital Inc. .................       549,751         --       --         549,751      8,055,914         --       --
                                                                                               ------------   --------     ----
   TOTAL NON-CONTROLLED AFFILIATES
      (2.00% of Net Assets) ..............                                                     $111,913,755   $156,278     $ --
                                                                                               ============   ========     ====

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.


                             Semiannual Report | 45

Mutual Qualified Fund

14. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                            LEVEL 1          LEVEL 2         LEVEL 3          TOTAL
                                        --------------   --------------   ------------   --------------
ASSETS:
   Investments in Securities ........   $3,887,435,467   $1,308,081,754   $387,638,311   $5,583,155,532
   Other Financial Instruments(a) ...               --       15,652,527             --       15,652,527
LIABILITIES:
   Other Financial Instruments(a) ...               --       25,402,362             --       25,402,362

(a) Other financial instruments may include net unrealized appreciation (depreciation) of futures, forward exchange contracts, swaps and unfunded loan commitments.


                             46 | Semiannual Report

Mutual Qualified Fund

14. FAIR VALUE MEASUREMENTS (CONTINUED)

At June 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                INVESTMENTS
                                                               IN SECURITIES
                                                               -------------
Beginning Balance - January 1, 2008 ........................   $422,461,938
   Net realized gain (loss) ................................             --
   Net change in unrealized appreciation (depreciation) ....    (66,518,401)
   Net purchases (sales) ...................................     28,611,531
   Transfers in and/or out of Level 3 ......................      3,083,243
                                                               -------------
Ending Balance .............................................   $387,638,311
                                                               =============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ......   $(66,518,401)
                                                               =============

15. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 47

Mutual Qualified Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including a majority of the independent trustees, in 2008, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings solely dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                             48 | Semiannual Report

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual trustees who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                             Semiannual Report | 49

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2007. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap core funds. The Fund had total returns in the second best performing quintile for the one-year period ended December 31, 2007, and had annualized total returns for the three- and five-year periods in the best performing quintile. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2007, was in the best performing quintile and exceeded 10%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2007. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The trustees noted that the Fund's overall expense ratio has declined over such period. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff and the effective investment management fee rate charged comparable accounts


                             50 | Semiannual Report

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

managed by the Fund's investment manager. The trustees noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate and total expenses were in each case in the middle quintile of its Lipper expense group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


                             Semiannual Report | 51

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The trustees believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                             52 | Semiannual Report

Mutual Qualified Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 53

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

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

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

                                                        One Franklin Parkway
(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)                San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL QUALIFIED FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

475 S2008 08/08


                                                                   JUNE 30, 2008

                                   (GRAPHIC)

SEMIANNUAL REPORT AND SHAREHOLDER LETTER                                   VALUE

                               MUTUAL SHARES FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Semiannual Report

Mutual Shares Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

This semiannual report for Mutual Shares Fund covers the period ended June 30, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Mutual Shares Fund - Class Z had a -14.37% cumulative total return for the six months ended June 30, 2008. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -11.91% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

During the first half of 2008, the U.S. economy grew marginally as energy prices rose, housing prices declined, the labor situation and consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. A weaker U.S. dollar compared with most foreign currencies contributed to increased export demand, which helped the fragile economy. Also supporting the economy were inventory buildup, expanding government spending and a boost to household finances from a $168 billion government stimulus package. Many economists agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                             Semiannual Report | 5
global gross domestic product -- could have a meaningfully negative impact on growth prospects around the world.(2) Nevertheless, growth remained relatively strong in developing economies, particularly in Asia where China-led demand continued to impact commodities' prices and related equities.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

U.S.                    58.9%
U.K.                     7.9%
Germany                  4.7%
France                   4.7%
Switzerland              2.5%
Denmark                  2.0%
Netherlands              2.0%
Norway                   1.5%
Belgium                  1.0%
Other                    6.1%
Short-Term Investment
   & Other Net Assets    8.7%

In the six months under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, as well as for precious metals, adding to global inflationary pressures. For the 12 months ended June 30, 2008, the core U.S. Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.(3) Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation, which Merrill Lynch estimated at 5.5% globally at the end of June, up from 3.5% at the beginning of 2008. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 4.25%, the European Central Bank maintained rates at 4.00%. Interest rate differentials pressured the U.S. dollar, particularly in the first quarter, but the greenback regained ground as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, however, the U.S. dollar declined versus many of the world's currencies, and the dollar's weakness contributed to higher commodities' prices, as most of these prices are set in U.S. dollars.

Many global and U.S. equity markets were volatile, and a majority of them declined over the reporting period. In this uncertain environment, U.S. Treasury prices fluctuated, and the 10-year Treasury note yield fell from 4.04% at the beginning of the period to 3.99% on June 30, 2008. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets,

(2.) Source: Global Insight.

(3.) Source: Bureau of Labor Statistics.


                              6 | Semiannual Report
high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/08

                                   % OF TOTAL
                                   NET ASSETS
                                   ----------
Tobacco                               7.8%
Insurance                             7.6%
Media                                 6.8%
Industrial Conglomerates              4.7%
Food & Staples Retailing              4.0%
Food Products                         3.9%
Commercial Banks                      3.8%
Paper & Forest Products               3.5%
Beverages                             3.3%
Health Care Providers & Services      2.8%

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

During the first half of 2008, three investments that declined in value were Orkla, a Norwegian conglomerate; Motorola, a wireless equipment company; and Fortis, a Belgian bank.

Orkla reported good core operating results in 2008's first quarter while its management continued to refocus the company by selling its remaining media assets and its eastern European food operations, which had below-average profitability. However, those positive developments were offset by a 52% decline in local currency of Renewable Energy Corp. (REC), a company in


                             Semiannual Report | 7
which Orkla owns a stake of just under 40%. REC's stock price declined after it provided operating profit, capital expenditure and production start-up guidance for 2008 that failed to meet market expectations. The fall in REC shares contributed to a nearly 36% price decline in local currency for Orkla shares.

TOP 10 HOLDINGS
6/30/08

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
Berkshire Hathaway Inc., A & B                2.5%
   INSURANCE, U.S.
British American Tobacco PLC, ord. & ADR      2.0%
   TOBACCO, U.K.
Imperial Tobacco Group PLC                    1.9%
   TOBACCO, U.K.
Comcast Corp., A                              1.8%
   MEDIA, U.S.
News Corp., A                                 1.6%
   MEDIA, U.S.
Constellation Energy Group                    1.5%
   ENERGY TRADERS, U.S.
Weyerhaeuser Co.                              1.5%
   PAPER & FOREST PRODUCTS, U.S.
White Mountains Insurance Group Ltd.          1.5%
   INSURANCE, U.S.
Orkla ASA                                     1.5%
   INDUSTRIAL CONGLOMERATES, NORWAY
CVS Caremark Corp.                            1.5%
   FOOD & STAPLES RETAILING, U.S.

Motorola shares declined almost 54% in value due to continued uncertainty surrounding the future of the company's mobile phone business. In January, Motorola announced it was considering strategic alternatives for the business, including an outright sale, which the market viewed positively. However, the lack of strategic or financial buyers, combined with ongoing losses associated with poor mobile phone sales, caused analysts to lower their valuations for Motorola's mobile phone division.

Fortis shares fell more than 40% in local currency during the first half of 2008 as banks suffered globally due to the ongoing U.S. subprime mortgage crisis and deceleration of the U.S. and European economies. In addition, Fortis' stock dropped as the company unexpectedly raised capital to strengthen its balance sheet after the sale of non-core assets failed to generate expected proceeds.

In contrast to these disappointments, three of the Fund's best performing investments were Wal-Mart, an operator of discount stores and supercenters; Seadrill, a Norwegian oil and gas drilling company; and BEA Systems, an enterprise software company.

Wal-Mart is the world's largest retailer with operations in the U.S., Canada, Argentina, Brazil, Mexico, Great Britain and Japan. During the first half of 2008, as the U.S. economy continued to slow while food and energy prices continued to climb, consumers became increasingly price sensitive. Retailers that offered low prices on everyday items such as food and other consumables benefited from increased consumer focus on "value for money." Additional signs of consumer restraint were evident as many households ate out less and began to prepare more meals at home, which also benefited grocery stores. As a result of these and other trends, Wal-Mart's operations generated revenue and profit growth that exceeded management's guidance and the company's share price appreciated more than 19%. Also during the period, Wal-Mart announced that capital expenditures would be lower than initially planned, it continued to buy back stock under a $15 billion share repurchase authorization, and management reiterated its commitment to improving the company's return on invested capital
(ROIC) trends.


                              8 | Semiannual Report

Seadrill shares rose almost 21% in local currency in the first half of 2008 driven by several positive developments. As oil prices reached record highs, the market remained tight for ultra-deepwater oil exploration and production vessels. The company was able to lease three of its 15 ultra-deepwater vessels to Brazilian oil company Petrobras for an unusually long period of six years, and at day rates that approached $600,000. These contracts exceeded analysts' expectations. In addition, Seadrill began to sell and lease back some of its fleet, solidifying its ability to pay dividends. The company started paying a dividend in the second quarter of 2008, which was earlier than investors had expected. Furthermore, we believe there is potential for future dividends to increase considering some analysts estimated that as the sale and lease-back program progresses, Seadrill could pay cumulative dividends of up to 120 Norwegian krone per share through 2012, or approximately 77% of its 155.75 krone share price on June 30, 2008. Also during the period, the company ordered several new rigs, scheduled for delivery in 2010. Investors viewed this development as a signal of management's confidence that the cycle could last longer than initially expected. Finally, some experts have suggested that Brazil's new oil discoveries in the Atlantic Ocean's Santos Basin could require up to 45 ultra-deep rigs, which is three times larger than Seadrill's current ultra-deep offshore rig fleet, already the largest such portfolio in the world.

Our investment in BEA Systems is an example of how participating in arbitrage situations or "deals" can generate returns for our shareholders. BEA, a midsized software company focused on middleware (computer software that connects software components or applications), was the target of Oracle's October 2007 hostile takeover bid. BEA Systems rebuffed the offer, and its share price declined in the subsequent three months. In the interim, several other software acquisitions were either announced or completed, which gave us confidence that consolidation in the software industry would continue. Mutual Series began accumulating a position in BEA Systems during November 2007 after we became increasingly convinced that a deal would eventually be reached. In January 2008, Oracle raised its offer and BEA agreed to be acquired. The acquisition closed in April, and the company's stock price rose more than 20% for the six-month period.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2008, the Fund benefited slightly by not being fully hedged.


                              Semiannual Report | 9

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

(PHOTO OF PETER A. LANGERMAN)


/s/ Peter A. Langerman
Peter A. Langerman
Co-Portfolio Manager

(PHOTO OF F. DAVID SEGAL)


/s/ F. David Segal
F. David Segal, CFA
Co-Portfolio Manager

(PHOTO OF DEBBIE A. TURNER)


/s/ Debbie A. Turner
Debbie A. Turner, CFA
Assistant Portfolio Manager

Mutual Shares Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             10 | Semiannual Report

PETER LANGERMAN has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund's former manager.

F. DAVID SEGAL has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

DEBBIE TURNER has been assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund's former manager.


                             Semiannual Report | 11

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: MUTHX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$3.64    $21.69    $25.33

CLASS A (SYMBOL: TESIX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$3.64    $21.50    $25.14

CLASS B (SYMBOL: FMUBX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$3.64    $20.96    $24.60

CLASS C (SYMBOL: TEMTX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$3.67    $21.19    $24.86

CLASS R (SYMBOL: TESRX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$3.65    $21.35    $25.00


                             12 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS Z(1)                              6-MONTH           1-YEAR    5-YEAR    10-YEAR
----------                              -------          -------   -------   ---------
Cumulative Total Return(2)               -14.37%          -19.25%   +50.79%   +94.51%
Average Annual Total Return(3)           -14.37%          -19.25%    +8.56%     +6.88%
Value of $10,000 Investment(4)          $ 8,563          $ 8,075   $15,079    $19,451
   Total Annual Operating Expenses(5)             0.75%

CLASS A(1)                              6-MONTH           1-YEAR    5-YEAR    10-YEAR
----------                              -------          -------   -------   ---------
Cumulative Total Return(2)               -14.48%          -19.47%   +48.34%    +87.97%
Average Annual Total Return(3)           -19.39%          -24.09%    +6.93%     +5.89%
Value of $10,000 Investment(4)          $ 8,061          $ 7,591   $13,982    $17,717
   Total Annual Operating Expenses(5)             1.07%

                                                                             INCEPTION
CLASS B(1)                              6-MONTH           1-YEAR    5-YEAR    (1/1/99)
----------                              -------          -------   -------   ---------
Cumulative Total Return(2)               -14.80%          -20.02%   +43.48%    +89.33%
Average Annual Total Return(3)           -18.20%          -23.06%    +7.19%     +6.95%
Value of $10,000 Investment(4)          $ 8,180          $ 7,694   $14,148    $18,933
   Total Annual Operating Expenses(5)             1.75%

CLASS C(1)                              6-MONTH           1-YEAR    5-YEAR    10-YEAR
----------                              -------          -------   -------   ---------
Cumulative Total Return(2)               -14.76%          -20.01%   +43.49%    +76.17%
Average Annual Total Return(3)           -15.62%          -20.77%    +7.49%     +5.83%
Value of $10,000 Investment(4)          $ 8,439          $ 7,923   $14,349    $17,617
   Total Annual Operating Expenses(5)             1.75%

                                                                             INCEPTION
CLASS R                                 6-MONTH           1-YEAR    5-YEAR    (1/1/02)
----------                              -------          -------   -------   ---------
Cumulative Total Return(2)               -14.60%          -19.65%   +47.03%    +39.15%
Average Annual Total Return(3)           -14.60%          -19.65%    +8.01%     +5.22%
Value of $10,000 Investment(4)          $ 8,540          $ 8,035   $14,703    $13,915
   Total Annual Operating Expenses(5)             1.25%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                             Semiannual Report | 13

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             14 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING
                                            ACCOUNT     ACCOUNT     EXPENSES PAID
                                             VALUE       VALUE     DURING PERIOD*
CLASS Z                                      1/1/08     6/30/08    1/1/08-6/30/08
-------                                    ---------   ---------   --------------
Actual                                       $1,000    $  856.30        $3.51
Hypothetical (5% return before expenses)     $1,000    $1,021.08        $3.82
CLASS A
Actual                                       $1,000    $  855.20        $4.80
Hypothetical (5% return before expenses)     $1,000    $1,019.69        $5.22
CLASS B
Actual                                       $1,000    $  852.00        $8.10
Hypothetical (5% return before expenses)     $1,000    $1,016.11        $8.82
CLASS C
Actual                                       $1,000    $  852.40        $8.01
Hypothetical (5% return before expenses)     $1,000    $1,016.21        $8.72
CLASS R
Actual                                       $1,000    $  854.00        $5.81
Hypothetical (5% return before expenses)     $1,000    $1,018.60        $6.32

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.76%; A: 1.04%; B: 1.76%; C: 1.74%; and R:
     1.26%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             16 | Semiannual Report

Mutual Shares Fund

FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                        ENDED JUNE                              YEAR ENDED DECEMBER 31,
                                         30, 2008      ------------------------------------------------------------------------
                                       (UNAUDITED)         2007            2006           2005           2004           2003
                                       -----------     -----------     -----------     ----------     ----------     ----------
CLASS Z
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................  $     25.33     $     26.08     $     23.95     $    23.05     $    20.99     $    16.84
                                       -----------     -----------     -----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) .........         0.29            0.70            0.42           0.47           0.35           0.24
   Net realized and unrealized
      gains (losses) ................        (3.93)           0.17            3.90           1.92           2.52           4.23
                                       -----------     -----------     -----------     ----------     ----------     ----------
Total from investment operations ....        (3.64)           0.87            4.32           2.39           2.87           4.47
                                       -----------     -----------     -----------     ----------     ----------     ----------
Less distributions from:
   Net investment income ............           --           (0.75)          (0.52)         (0.29)         (0.39)         (0.32)
   Net realized gains ...............           --           (0.87)          (1.67)         (1.20)         (0.42)            --
                                       -----------     -----------     -----------     ----------     ----------     ----------
Total distributions .................           --           (1.62)          (2.19)         (1.49)         (0.81)         (0.32)
                                       -----------     -----------     -----------     ----------     ----------     ----------
Redemption fees .....................           --(c)           --(c)           --(c)          --(c)          --(c)          --
                                       -----------     -----------     -----------     ----------     ----------     ----------
Net asset value, end of period ......  $     21.69     $     25.33     $     26.08     $    23.95     $    23.05     $    20.99
                                       ===========     ===========     ===========     ==========     ==========     ==========
Total return(d) .....................       (14.37)%          3.30%          18.37%         10.39%         13.89%         26.62%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .........................         0.76%(g)        0.75%(g)        0.84%(g)       0.81%(g)       0.81%(g)       0.84
Expenses - excluding dividend expense
   on securities sold short .........         0.76%(g)        0.74%(g)        0.76%(g)       0.76%(g)       0.80%(g)       0.81%
Net investment income ...............         2.48%           2.57%           1.63%          1.99%          1.62%          1.28%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...  $11,061,019     $13,262,561     $11,577,506     $8,951,080     $7,240,641     $5,782,145
Portfolio turnover rate .............        15.20%          40.57%          33.40%         21.57%         33.22%         54.65%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

  The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual Shares Fund

                                        SIX MONTHS
                                        ENDED JUNE                            YEAR ENDED DECEMBER 31,
                                         30, 2008     ----------------------------------------------------------------------
CLASS A                                (UNAUDITED)       2007           2006           2005           2004           2003
-------                                -----------    ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................  $    25.14     $    25.90     $    23.82     $    22.94     $    20.90     $    16.78
                                       ----------     ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) .........        0.26           0.61           0.32           0.39           0.27           0.17
   Net realized and unrealized
      gains (losses) ................       (3.90)          0.17           3.88           1.91           2.51           4.21
                                       ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations ....       (3.64)          0.78           4.20           2.30           2.78           4.38
                                       ----------     ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income ............          --          (0.67)         (0.45)         (0.22)         (0.32)         (0.26)
   Net realized gains ...............          --          (0.87)         (1.67)         (1.20)         (0.42)            --
                                       ----------     ----------     ----------     ----------     ----------     ----------
Total distributions .................          --          (1.54)         (2.12)         (1.42)         (0.74)         (0.26)
                                       ----------     ----------     ----------     ----------     ----------     ----------
Redemption fees .....................          --(c)          --(c)          --(c)          --(c)          --(c)          --
                                       ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ......  $    21.50     $    25.14     $    25.90     $    23.82     $    22.94     $    20.90
                                       ==========     ==========     ==========     ==========     ==========     ==========
Total return(d) .....................      (14.48)%         2.97%         17.98%          9.98%         13.50%         26.18%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .........................        1.04%(g)       1.07%(g)       1.18%(g)       1.16%(g)       1.16%(g)       1.19%
Expenses - excluding dividend expense
   on securities sold short .........        1.04%(g)       1.06%(g)       1.10%(g)       1.11%(g)       1.15%(g)       1.16%
Net investment income ...............        2.20%          2.25%          1.29%          1.64%          1.27%          0.93%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...  $7,039,734     $8,469,264     $6,761,779     $4,211,238     $2,940,029     $2,257,336
Portfolio turnover rate .............       15.20%         40.57%         33.40%         21.57%         33.22%         54.65%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Mutual Shares Fund

                                        SIX MONTHS
                                        ENDED JUNE                     YEAR ENDED DECEMBER 31,
                                         30, 2008   ------------------------------------------------------------
CLASS B                                (UNAUDITED)    2007         2006         2005         2004         2003
-------                                -----------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................  $  24.60     $  25.35     $  23.35     $  22.50     $  20.54     $  16.53
                                       --------     --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) .........      0.17         0.41         0.16         0.23         0.13         0.04
   Net realized and unrealized gains
      (losses) ......................     (3.81)        0.18         3.78         1.88         2.44         4.14
                                       --------     --------     --------     --------     --------     --------
Total from investment operations ....     (3.64)        0.59         3.94         2.11         2.57         4.18
                                       --------     --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ............        --        (0.47)       (0.27)       (0.06)       (0.19)       (0.17)
   Net realized gains ...............        --        (0.87)       (1.67)       (1.20)       (0.42)          --
                                       --------     --------     --------     --------     --------     --------
Total distributions .................        --        (1.34)       (1.94)       (1.26)       (0.61)       (0.17)
                                       --------     --------     --------     --------     --------     --------
Redemption fees .....................        --(c)        --(c)        --(c)        --(c)        --(c)        --
                                       --------     --------     --------     --------     --------     --------
Net asset value, end of period ......  $  20.96     $  24.60     $  25.35     $  23.35     $  22.50     $  20.54
                                       ========     ========     ========     ========     ========     ========
Total return(d) .....................    (14.80)%       2.25%       17.21%        9.31%       12.70%       25.41%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .........................      1.76%(g)     1.75%(g)     1.84%(g)     1.81%(g)     1.81%(g)     1.84%
Expenses - excluding dividend expense
   on securities sold short .........      1.76%(g)     1.74%(g)     1.76%(g)     1.76%(g)     1.80%(g)     1.81%
Net investment income ...............      1.48%        1.57%        0.63%        0.99%        0.62%        0.28%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...  $447,159     $586,289     $659,186     $612,007     $588,401     $444,671
Portfolio turnover rate .............     15.20%       40.57%       33.40%       21.57%       33.22%       54.65%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Mutual Shares Fund

                                        SIX MONTHS
                                        ENDED JUNE                            YEAR ENDED DECEMBER 31,
                                         30, 2008     ----------------------------------------------------------------------
CLASS C                                (UNAUDITED)       2007           2006           2005           2004           2003
-------                                -----------    ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................  $    24.86     $    25.63     $    23.48     $    22.76     $    20.75     $    16.68
                                       ----------     ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) .........        0.17           0.42           0.16           0.23           0.13           0.05
   Net realized and unrealized gains
      (losses) ......................       (3.84)          0.17           3.82           1.89           2.49           4.17
                                       ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations ....       (3.67)          0.59           3.98           2.12           2.62           4.22
                                       ----------     ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income ............          --          (0.49)         (0.16)         (0.20)         (0.19)         (0.15)
   Net realized gains ...............          --          (0.87)         (1.67)         (1.20)         (0.42)            --
                                       ----------     ----------     ----------     ----------     ----------     ----------
Total distributions .................          --          (1.36)         (1.83)         (1.40)         (0.61)         (0.15)
                                       ----------     ----------     ----------     ----------     ----------     ----------
Redemption fees .....................          --(c)          --(c)          --(c)          --(c)          --(c)          --
                                       ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ......  $    21.19     $    24.86     $    25.63     $    23.48     $    22.76     $    20.75
                                       ==========     ==========     ==========     ==========     ==========     ==========
Total return(d) .....................      (14.76)%         2.30%         17.18%          9.27%         12.77%         25.37%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .........................        1.74%(g)       1.75%(g)       1.84%(g)       1.81%(g)       1.81%(g)       1.84%
Expenses - excluding dividend expense
   on securities sold short .........        1.74%(g)       1.74%(g)       1.76%(g)       1.76%(g)       1.80%(g)       1.81%
Net investment income ...............        1.50%          1.57%          0.63%          0.99%          0.62%          0.28%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...  $2,063,041     $2,617,083     $2,387,517     $1,834,009     $1,551,111     $1,272,590
Portfolio turnover rate .............       15.20%         40.57%         33.40%         21.57%         33.22%         54.65%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Mutual Shares Fund

                                        SIX MONTHS
                                        ENDED JUNE                    YEAR ENDED DECEMBER 31,
                                         30, 2008   ----------------------------------------------------------
CLASS R                                (UNAUDITED)    2007         2006         2005         2004        2003
-------                                -----------  --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................  $  25.00     $  25.77     $  23.72     $  22.85     $ 20.83     $ 16.75
                                       --------     --------     --------     --------     -------     -------
Income from investment operations(a):
   Net investment income(b) .........      0.23         0.55         0.28         0.35        0.24        0.13
   Net realized and unrealized gains
      (losses) ......................     (3.88)        0.18         3.86         1.91        2.50        4.21
                                       --------     --------     --------     --------     -------     -------
Total from investment operations ....     (3.65)        0.73         4.14         2.26        2.74        4.34
                                       --------     --------     --------     --------     -------     -------
Less distributions from:
   Net investment income ............        --        (0.63)       (0.42)       (0.19)      (0.30)      (0.26)
   Net realized gains ...............        --        (0.87)       (1.67)       (1.20)      (0.42)         --
                                       --------     --------     --------     --------     -------     -------
Total distributions .................        --        (1.50)       (2.09)       (1.39)      (0.72)      (0.26)
                                       --------     --------     --------     --------     -------     -------
Redemption fees .....................        --(c)        --(c)        --(c)        --(c)       --(c)       --
                                       --------     --------     --------     --------     -------     -------
Net asset value, end of period ......  $  21.35     $  25.00     $  25.77     $  23.72     $ 22.85     $ 20.83
                                       ========     ========     ========     ========     =======     =======
Total return(d) .....................    (14.60)%       2.77%       17.73%        9.88%      13.32%      26.02%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .........................      1.26%(g)     1.25%(g)     1.34%(g)     1.31%(g)    1.31%(g)    1.34%
Expenses - excluding dividend expense
   on securities sold short .........      1.26%(g)     1.24%(g)     1.26%(g)     1.26%(g)    1.30%(g)    1.31%
Net investment income ...............      1.98%        2.07%        1.13%        1.49%       1.12%       0.78%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...  $270,918     $297,777     $188,646     $109,305     $74,763     $46,933
Portfolio turnover rate .............     15.20%       40.57%       33.40%       21.57%      33.22%      54.65%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Mutual Shares Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY      CONTRACTS/RIGHTS            VALUE
                                                                            --------------   ----------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 87.5%
             AEROSPACE & DEFENSE 0.1%
         (a) GenCorp Inc. ...............................................   United States           2,073,770       $    14,848,193
                                                                                                                    ---------------
             AIR FREIGHT & LOGISTICS 1.3%
             Deutsche Post AG ...........................................      Germany              7,318,811           190,495,030
             TNT NV .....................................................    Netherlands            2,200,935            75,272,667
                                                                                                                    ---------------
                                                                                                                        265,767,697
                                                                                                                    ---------------
             AIRLINES 0.3%
         (a) ACE Aviation Holdings Inc., A ..............................      Canada               2,376,693            37,385,135
      (a, b) ACE Aviation Holdings Inc., A, 144A ........................      Canada                 121,088             1,904,702
         (a) Northwest Airlines Corp. ...................................   United States           2,929,482            19,510,350
      (a, c) Northwest Airlines Corp., Contingent Distribution ..........   United States         111,348,000               695,925
                                                                                                                    ---------------
                                                                                                                         59,496,112
                                                                                                                    ---------------
             AUTO COMPONENTS 0.6%
   (a, c, d) Collins & Aikman Products Co., Contingent Distribution .....   United States           3,845,959                    --
         (a) Dana Holding Corp. .........................................   United States           1,648,715             8,820,625
      (a, c) Dana Holding Corp., Contingent Distribution ................   United States          45,477,000             3,297,082
         (a) Goodyear Tire & Rubber Co. .................................   United States           4,294,179            76,565,212
         (a) Lear Corp. .................................................   United States           2,563,001            36,343,354
                                                                                                                    ---------------
                                                                                                                        125,026,273
                                                                                                                    ---------------
             AUTOMOBILES 1.6%
             Daimler AG .................................................      Germany              1,413,460            87,244,861
         (e) General Motors Corp. .......................................   United States           9,001,734           103,519,941
             Harley-Davidson Inc. .......................................   United States           2,228,830            80,817,376
(a, f, g, h) International Automotive Components Group Brazil LLC .......      Brazil               6,069,096            25,004,061
(a, f, g, h) International Automotive Components Group Japan LLC ........       Japan               1,104,272             6,419,787
(a, f, g, h) International Automotive Components Group LLC ..............    Luxembourg            25,796,752            20,157,582
(a, f, g, h) International Automotive Components Group NA LLC, A ........   United States          19,434,979            14,850,267
                                                                                                                    ---------------
                                                                                                                        338,013,875
                                                                                                                    ---------------
             BEVERAGES 3.3%
             Anheuser-Busch Cos. Inc. ...................................   United States           2,019,420           125,446,370
             Brown-Forman Corp., A ......................................   United States             125,460             9,537,469
             Brown-Forman Corp., B ......................................   United States             606,036            45,798,140
             Carlsberg AS, B ............................................      Denmark                984,186            95,068,852
             Coca-Cola Enterprises Inc. .................................   United States           8,021,543           138,772,694
         (a) Dr. Pepper Snapple Group Inc. ..............................   United States           3,051,059            64,011,218
             Pernod Ricard SA ...........................................      France               2,062,832           211,940,835
                                                                                                                    ---------------
                                                                                                                        690,575,578
                                                                                                                    ---------------
             BUILDING PRODUCTS 0.4%
             Armstrong World Industries Inc. ............................   United States             410,714            12,001,063
      (a, c) Armstrong World Industries Inc., Contingent Distribution ...   United States           5,498,000                27,490
         (a) Owens Corning Inc. .........................................   United States           3,320,705            75,546,039
                                                                                                                    ---------------
                                                                                                                         87,574,592
                                                                                                                    ---------------
             CAPITAL MARKETS 0.2%
             Legg Mason Inc. ............................................   United States             762,241            33,210,840
                                                                                                                    ---------------


                             22 | Semiannual Report

Mutual Shares Fund

                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY      CONTRACTS/RIGHTS            VALUE
                                                                            --------------   ----------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             CHEMICALS 0.9%
   (a, c ,d) Dow Corning Corp., Contingent Distribution .................   United States         621,830,547       $     4,570,535
             Huntsman Corp. .............................................   United States           2,666,550            30,398,670
             Koninklijke DSM NV .........................................    Netherlands            1,543,609            90,830,283
             Linde AG ...................................................      Germany                487,364            68,529,122
                                                                                                                    ---------------
                                                                                                                        194,328,610
                                                                                                                    ---------------
             COMMERCIAL BANKS 3.8%
             Banco Popolare SpA .........................................       Italy               4,088,405            72,616,159
             Danske Bank AS .............................................      Denmark              5,051,544           146,121,686
   (a, g, h) Elephant Capital Holdings Ltd. .............................       Japan                  64,834             7,011,321
      (a, h) Guaranty Bancorp ...........................................   United States           5,731,834            20,634,602
             Intesa Sanpaolo SpA ........................................       Italy              15,273,862            87,242,188
             Mitsubishi UFJ Financial Group Inc. ........................       Japan               5,473,223            48,512,248
      (a, g) NCB Warrant Holdings Ltd., A ...............................       Japan                 301,530             2,947,447
             Societe Generale, A ........................................      France               1,183,312           103,018,714
             Swedbank AB, A .............................................      Sweden               2,629,481            50,853,191
             U.S. Bancorp ...............................................   United States           9,427,939           262,945,219
                                                                                                                    ---------------
                                                                                                                        801,902,775
                                                                                                                    ---------------
             COMMERCIAL SERVICES & SUPPLIES 0.0%(i)
         (a) Comdisco Holding Co. Inc. ..................................   United States               2,088                19,940
      (a, c) Comdisco Holding Co. Inc., Contingent Distribution .........   United States          95,431,240                    --
                                                                                                                    ---------------
                                                                                                                             19,940
                                                                                                                    ---------------
             COMMUNICATIONS EQUIPMENT 1.0%
             Motorola Inc. ..............................................   United States          19,122,930           140,362,306
             Telefonaktiebolaget LM Ericsson, B .........................      Sweden               7,247,347            75,554,606
             Telefonaktiebolaget LM Ericsson, B, ADR ....................      Sweden                 327,200             3,402,880
                                                                                                                    ---------------
                                                                                                                        219,319,792
                                                                                                                    ---------------
             COMPUTERS & PERIPHERALS 2.2%
   (a, g, h) DecisionOne Corp. ..........................................   United States           1,879,100                    --
   (a, g, h) DecisionOne Corp., wts., 6/08/17 ...........................   United States           1,031,766                    --
         (a) Dell Inc. ..................................................   United States          13,795,240           301,839,851
             Diebold Inc. ...............................................   United States           2,195,220            78,105,928
         (a) Lexmark International Inc., A ..............................   United States           2,487,110            83,144,087
                                                                                                                    ---------------
                                                                                                                        463,089,866
                                                                                                                    ---------------
             CONSUMER FINANCE 1.7%
             American Express Co. .......................................   United States           1,967,350            74,110,075
      (a, g) Cerberus CG Investor I LLC .................................   United States          56,116,385            29,220,408
      (a, g) Cerberus CG Investor II LLC ................................   United States          56,116,385            29,220,408
      (a, g) Cerberus CG Investor III LLC ...............................   United States          28,058,192            14,610,204
      (a, g) Cerberus FIM Investors Auto Finance LLC ....................   United States          15,536,148             5,182,811
      (a, g) Cerberus FIM Investors Commercial Finance LLC ..............   United States           1,294,114               431,712
      (a, g) Cerberus FIM Investors Commercial Mortgage LLC .............   United States           2,425,617               809,178
      (a, g) Cerberus FIM Investors Insurance LLC .......................   United States          11,863,844             3,957,741
      (a, g) Cerberus FIM Investors Rescap LLC ..........................   United States          22,088,027             7,368,497
         (a) SLM Corp. ..................................................   United States           9,622,710           186,199,439
                                                                                                                    ---------------
                                                                                                                        351,110,473
                                                                                                                    ---------------


                             Semiannual Report | 23

Mutual Shares Fund

                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY      CONTRACTS/RIGHTS            VALUE
                                                                            --------------   ----------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             CONTAINERS & PACKAGING 0.2%
             Temple-Inland Inc. .........................................   United States           4,336,720       $    48,874,834
                                                                                                                    ---------------
             DIVERSIFIED CONSUMER SERVICES 0.5%
             H&R Block Inc. .............................................   United States           3,299,888            70,617,603
             Hillenbrand Inc. ...........................................   United States           1,462,406            31,295,489
                                                                                                                    ---------------
                                                                                                                        101,913,092
                                                                                                                    ---------------
             DIVERSIFIED FINANCIAL SERVICES 2.0%
             CIT Group Inc. .............................................   United States           5,601,000            38,142,810
             Fortis .....................................................      Belgium             13,066,900           209,249,190
         (a) Fortis VVPR Strip ..........................................      Belgium              5,226,760                82,300
   (a, g, h) GLCP Harrah's Investment LP ................................   United States          22,185,100            14,642,166
             JPMorgan Chase & Co. .......................................   United States           2,557,760            87,756,746
      (a, c) Marconi Corp., Contingent Distribution .....................   United Kingdom         77,739,439                    --
             Nymex Holdings Inc. ........................................   United States             660,200            55,773,696
                                                                                                                    ---------------
                                                                                                                        405,646,908
                                                                                                                    ---------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
(a, f, g, h) AboveNet Inc. ..............................................   United States             810,649            40,532,450
(a, f, g, h) AboveNet Inc., stock grant, grant price $20.95,
             expiration date 9/09/13 ....................................   United States               1,065                29,660
(a, f, g, h) AboveNet Inc., wts., 9/08/08 ...............................   United States              29,283               937,056
(a, f, g, h) AboveNet Inc., wts., 9/08/10 ...............................   United States              34,449               992,131
   (a, c, d) Global Crossing Holdings Ltd., Contingent Distribution .....   United States         105,649,309                    --
             Koninklijke (Royal) KPN NV .................................    Netherlands            6,052,416           103,878,468
             Telefonica SA ..............................................       Spain               4,251,926           113,013,000
             Verizon Communications Inc. ................................   United States           2,738,292            96,935,537
                                                                                                                    ---------------
                                                                                                                        356,318,302
                                                                                                                    ---------------
             ELECTRIC UTILITIES 1.5%
             E.ON AG ....................................................      Germany                684,019           137,960,150
             Exelon Corp. ...............................................   United States           1,512,420           136,057,303
             Iberdrola SA, Br. ..........................................       Spain               3,080,970            41,284,525
                                                                                                                    ---------------
                                                                                                                        315,301,978
                                                                                                                    ---------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS 0.9%
             Tyco Electronics Ltd. ......................................   United States           5,025,352           180,008,109
                                                                                                                    ---------------
             ENERGY EQUIPMENT & SERVICES 1.3%
         (a) Exterran Holding Inc. ......................................   United States               2,500               178,725
         (a) Pride International Inc. ...................................   United States           1,850,030            87,487,919
             Seadrill Ltd. ..............................................      Bermuda              3,877,050           118,592,744
         (a) Transocean Inc. ............................................   United States             476,287            72,581,376
                                                                                                                    ---------------
                                                                                                                        278,840,764
                                                                                                                    ---------------
             FOOD & STAPLES RETAILING 4.0%
             Carrefour SA ...............................................       France              2,710,739           153,489,140
             CVS Caremark Corp. .........................................   United States           7,717,476           305,380,525
             Kroger Co. .................................................   United States           6,755,491           195,031,025
             Wal-Mart Stores Inc. .......................................   United States           3,241,580           182,176,796
                                                                                                                    ---------------
                                                                                                                        836,077,486
                                                                                                                    ---------------


                             24 | Semiannual Report

Mutual Shares Fund

                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY      CONTRACTS/RIGHTS            VALUE
                                                                            --------------   ----------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             FOOD PRODUCTS 3.9%
             Cadbury PLC ................................................   United Kingdom         12,897,968       $   162,527,065
             General Mills Inc. .........................................   United States           1,299,300            78,958,461
             Groupe Danone ..............................................       France              1,342,702            94,294,152
             Kraft Foods Inc., A ........................................   United States           6,304,684           179,368,260
             Nestle SA ..................................................     Switzerland           6,531,700           295,157,388
                                                                                                                    ---------------
                                                                                                                        810,305,326
                                                                                                                    ---------------
             HEALTH CARE EQUIPMENT & SUPPLIES 1.1%
             Covidien Ltd. ..............................................   United States           4,006,372           191,865,155
             Hill-Rom Holdings Inc. .....................................   United States           1,462,406            39,455,714
                                                                                                                    ---------------
                                                                                                                        231,320,869
                                                                                                                    ---------------
             HEALTH CARE PROVIDERS & SERVICES 2.8%
         (a) Community Health Systems Inc. ..............................   United States           4,806,000           158,501,880
   (a, g, h) Kindred Healthcare Inc. ....................................   United States           2,860,528            78,155,346
   (a, g, h) Kindred Healthcare Inc., stock grants:
             grant price $18.15, expiration date 7/17/11 ................   United States               9,997                91,692
             grant price $19.87, expiration date 1/01/12 ................   United States               2,999                22,348
             grant price $6.94, expiration date 1/01/13 .................   United States               2,986                60,861
             grant price $19.87, expiration date 1/01/14 ................   United States               2,973                22,155
             grant price $21.33, expiration date 1/10/15 ................   United States               1,857                11,127
             grant price $22.08, expiration date 1/10/16 ................   United States               1,238                 6,490
             grant price $19.40, expiration date 1/10/17 ................   United States                 619                 4,904
         (a) MDS Inc. ...................................................       Canada              3,411,468            55,400,622
         (a) PharMerica Inc. ............................................   United States           1,047,022            23,652,227
             Quest Diagnostics Inc. .....................................   United States           2,635,400           127,737,838
      (a, h) Tenet Healthcare Corp. .....................................   United States          25,881,411           143,900,645
                                                                                                                    ---------------
                                                                                                                        587,568,135
                                                                                                                    ---------------
             HOTELS, RESTAURANTS & LEISURE 0.2%
         (a) Trump Entertainment Resorts Inc. ...........................   United States           1,823,378             3,482,652
             Wyndham Worldwide Corp. ....................................   United States           1,845,958            33,061,108
                                                                                                                    ---------------
                                                                                                                         36,543,760
                                                                                                                    ---------------
             HOUSEHOLD DURABLES 0.1%
      (e, h) Beazer Homes USA Inc. ......................................   United States           2,147,880            11,963,692
                                                                                                                    ---------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.5%
             Constellation Energy Group .................................   United States           3,894,844           319,766,692
                                                                                                                    ---------------
             INDUSTRIAL CONGLOMERATES 4.7%
             Keppel Corp. Ltd. ..........................................     Singapore            16,278,934           133,299,515
             Koninklijke Philips Electronics NV .........................    Netherlands            4,479,993           152,441,203
         (f) Orkla ASA ..................................................       Norway             24,350,543           312,762,778
             Siemens AG .................................................      Germany              2,072,525           228,829,467
             Tyco International Ltd. ....................................   United States           3,657,657           146,452,586
                                                                                                                    ---------------
                                                                                                                        973,785,549
                                                                                                                    ---------------
             INSURANCE 7.6%
         (a) Alleghany Corp. ............................................   United States             355,624           118,084,949
             Allianz SE .................................................      Germany                635,950           111,962,834


                             Semiannual Report | 25

Mutual Shares Fund

                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY      CONTRACTS/RIGHTS            VALUE
                                                                            --------------   ----------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             INSURANCE (CONTINUED)
             American International Group Inc. ..........................   United States           4,332,200        $  114,630,012
         (a) a Berkshire Hathaway Inc., A ...............................   United States               1,590           191,992,500
         (a) a Berkshire Hathaway Inc., B ...............................   United States              84,150           337,609,800
         (a) Conseco Inc. ...............................................   United States           4,553,790            45,173,597
             Hartford Financial Services Group Inc. .....................   United States             649,800            41,957,586
             Old Republic International Corp. ...........................   United States           6,101,302            72,239,416
      (a, g) Olympus Re Holdings Ltd. ...................................   United States             202,380               611,896
             Prudential Financial Inc. ..................................   United States           1,403,550            83,848,077
             The Travelers Cos. Inc. ....................................   United States           1,385,982            60,151,619
         (h) White Mountains Insurance Group Ltd. .......................   United States             729,457           312,937,053
             Zurich Financial Services AG ...............................    Switzerland              352,340            90,197,660
                                                                                                                    ---------------
                                                                                                                      1,581,396,999
                                                                                                                    ---------------
             IT SERVICES 1.1%
         (a) Alliance Data Systems Corp. ................................   United States           2,116,320           119,677,896
             Electronic Data Systems Corp. ..............................   United States           4,799,190           118,252,042
                                                                                                                    ---------------
                                                                                                                        237,929,938
                                                                                                                    ---------------
             LEISURE EQUIPMENT & PRODUCTS 1.5%
             Eastman Kodak Co. ..........................................   United States           7,790,800           112,421,244
             Mattel Inc. ................................................   United States          11,761,430           201,355,682
                                                                                                                    ---------------
                                                                                                                        313,776,926
                                                                                                                    ---------------
             MACHINERY 0.3%
             AB SKF, B ..................................................      Sweden               1,274,725            19,997,263
         (h) Federal Signal Corp. .......................................   United States           3,360,800            40,329,600
      (a, g) Motor Coach Industries International Inc., wts., 5/27/09 ...   United States                  12                    --
                                                                                                                    ---------------
                                                                                                                         60,326,863
                                                                                                                    ---------------
             MARINE 0.9%
             A.P. Moller - Maersk AS ....................................      Denmark                 15,130           185,283,561
                                                                                                                    ---------------
             MEDIA 6.8%
         (a) Adelphia Recovery Trust ....................................   United States          99,967,609             4,998,380
      (a, c) Adelphia Recovery Trust,ArahovaContingent Value Vehicle,
                Contingent Distribution .................................   United States          12,005,115             5,162,200
         (a) Cablevision Systems Corp., A ...............................   United States           2,617,495            59,155,387
      (a, c) Century Communications Corp., Contingent Distribution ......   United States          33,138,000                    --
             Comcast Corp., A ...........................................   United States          19,942,140           374,114,546
         (a) Liberty Media Corp-Entertainment, Series A .................   United States           1,384,070            33,536,016
         (a) Liberty Media Holding Corp.-Capital, A .....................   United States             671,690             9,672,336
             News Corp., A ..............................................   United States          22,460,462           337,805,349
         (a) Time Warner Cable Inc., A ..................................   United States           2,237,969            59,261,419
             Time Warner Inc. ...........................................   United States          15,148,228           224,193,774
   (a, d, h) TVMAX Holdings Inc. ........................................   United States             257,217                    --
         (a) Viacom Inc., B .............................................   United States           4,181,431           127,700,903
             Virgin Media Inc. ..........................................   United Kingdom          9,133,425           124,305,914
             WPP Group PLC ..............................................   United Kingdom          6,745,291            65,075,002
                                                                                                                    ---------------
                                                                                                                      1,424,981,226
                                                                                                                    ---------------


                             26 | Semiannual Report

Mutual Shares Fund

                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY      CONTRACTS/RIGHTS            VALUE
                                                                            --------------   ----------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             METALS & MINING 1.3%
             Alcoa Inc. .................................................    United States          3,577,590       $   127,433,756
   (a, g, h) Esmark Inc. ................................................    United States          8,341,744           143,544,731
                                                                                                                    ---------------
                                                                                                                        270,978,487
                                                                                                                    ---------------
             MULTI-UTILITIES 1.6%
             Energy East Corp. ..........................................    United States          3,837,320            94,858,550
             NorthWestern Corp. .........................................    United States            723,649            18,395,158
      (a, c) NorthWestern Corp., Contingent Distribution ................    United States         21,699,220             1,592,568
             RWE AG .....................................................       Germany             1,302,182           163,930,748
             Suez SA ....................................................        France               940,833            64,057,280
                                                                                                                    ---------------
                                                                                                                        342,834,304
                                                                                                                    ---------------
             OIL, GAS & CONSUMABLE FUELS 2.3%
      (a, d) Apco Oil Corp. .............................................    United States              9,200                    --
             BP PLC .....................................................   United Kingdom          9,485,110           110,215,072
             BP PLC, ADR ................................................   United Kingdom             46,400             3,228,048
             Royal Dutch Shell PLC, A ...................................   United Kingdom          5,993,596           246,649,497
             Total SA, B ................................................        France             1,523,752           130,042,060
                                                                                                                    ---------------
                                                                                                                        490,134,677
                                                                                                                    ---------------
             PAPER & FOREST PRODUCTS 3.5%
         (a) Domtar Corp. ...............................................    United States         16,037,820            87,406,119
             International Paper Co. ....................................    United States          9,480,806           220,902,780
             MeadWestvaco Corp. .........................................    United States          4,116,457            98,136,335
             Mondi Ltd. .................................................   United Kingdom            236,911             1,469,056
             Weyerhaeuser Co. ...........................................    United States          6,165,330           315,294,976
                                                                                                                    ---------------
                                                                                                                        723,209,266
                                                                                                                    ---------------
             PHARMACEUTICALS 2.5%
             Bristol-Myers Squibb Co. ...................................    United States          3,834,520            78,722,696
             Novartis AG ................................................    Switzerland            2,427,900           133,694,934
             Pfizer Inc. ................................................    United States         11,568,920           202,109,032
             Sanofi-Aventis .............................................        France               110,330             7,371,178
         (a) Valeant Pharmaceuticals International ......................    United States          3,520,835            60,241,487
         (a) Watson Pharmaceuticals Inc. ................................    United States          1,745,308            47,420,018
                                                                                                                    ---------------
                                                                                                                        529,559,345
                                                                                                                    ---------------
             REAL ESTATE 1.6%
      (a, h) Alexander's Inc. ...........................................    United States            326,675           101,465,255
         (d) Canary Wharf Group PLC .....................................   United Kingdom         14,262,931           110,801,385
             Link REIT ..................................................      Hong Kong           18,210,494            41,478,518
         (e) The St. Joe Co. ............................................    United States          1,100,535            37,770,361
             Ventas Inc. ................................................    United States          1,072,765            45,667,606
                                                                                                                    ---------------
                                                                                                                        337,183,125
                                                                                                                    ---------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT 0.1%
         (a) Forestar Real Estate Group .................................    United States          1,470,466            28,012,377
                                                                                                                    ---------------


                             Semiannual Report | 27

Mutual Shares Fund

                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY      CONTRACTS/RIGHTS            VALUE
                                                                            --------------   ----------------       ---------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.2%
         (a) LSI Corp. ..................................................    United States         24,355,334       $   149,541,751
             Maxim Integrated Products Inc. .............................    United States          4,725,800            99,950,670
                                                                                                                    ---------------
                                                                                                                        249,492,421
                                                                                                                    ---------------
             SOFTWARE 1.7%
             Microsoft Corp. ............................................    United States         10,837,929           298,151,427
         (a) NAVTEQ Corp. ...............................................    United States            831,960            64,060,920
                                                                                                                    ---------------
                                                                                                                        362,212,347
                                                                                                                    ---------------
             SPECIALTY RETAIL 1.0%
             The Home Depot Inc. ........................................    United States          8,465,150           198,253,813
                                                                                                                    ---------------
             THRIFTS & MORTGAGE FINANCE 0.4%
             Fannie Mae .................................................    United States          1,208,000            23,568,080
         (a) Guaranty Financial Group Inc. ..............................    United States          1,365,873             7,334,738
      (a, d) Guaranty Financial Group Inc., rts., 7/21/08 ...............    United States          1,365,873               159,488
             Washington Mutual Inc. .....................................    United States          8,709,357            42,176,501
                                                                                                                    ---------------
                                                                                                                         73,238,807
                                                                                                                    ---------------
             TOBACCO 7.8%
             Altria Group Inc. ..........................................    United States          5,137,730           105,631,729
             British American Tobacco PLC ...............................   United Kingdom         12,181,486           422,030,385
             British American Tobacco PLC, ADR ..........................   United Kingdom             70,550             4,885,587
             Imperial Tobacco Group PLC .................................   United Kingdom         10,399,933           387,657,505
             Japan Tobacco Inc. .........................................        Japan                 30,953           132,074,686
             KT&G Corp. .................................................     South Korea           2,102,036           180,777,105
             Philip Morris International Inc. ...........................    United States          3,627,198           179,147,309
             Reynolds American Inc. .....................................    United States          4,794,760           223,771,448
                                                                                                                    ---------------
                                                                                                                      1,635,975,754
                                                                                                                    ---------------
             TRANSPORTATION INFRASTRUCTURE 0.0%(i)
         (a) Groupe Eurotunnel SA, wts., 12/30/11 .......................       France              2,855,237             1,168,923
                                                                                                                    ---------------
             WIRELESS TELECOMMUNICATION SERVICES 0.5%
             Sprint Nextel Corp. ........................................    United States         10,590,390           100,608,705
                                                                                                                    ---------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $18,130,542,310) ..................................                                            18,285,077,976
                                                                                                                    ---------------
             PREFERRED STOCKS 0.2%
             AUTO COMPONENTS 0.1%
         (g) Dana Holding Corp., 4.00%, cvt. pfd., B ....................    United States            163,322            16,059,991
                                                                                                                    ---------------
             DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(i)
         (g) PTV Inc., 10.00%, pfd., A ..................................   United Kingdom            199,566                99,783
                                                                                                                    ---------------
             THRIFTS & MORTGAGE FINANCE 0.1%
         (a) Fannie Mae, 8.75%, cvt. pfd. ...............................    United States            828,300            31,723,890
                                                                                                                    ---------------
             TOTAL PREFERRED STOCKS (COST $58,026,592) ..................                                                47,883,664
                                                                                                                    ---------------
             OPTIONS PURCHASED (COST $35,176,504) 0.1%
             PUT OPTIONS 0.1%
         (a) S&P 500 Index, exercise price $1,175.00, expiration date
                12/20/08, contracts .....................................    United States              5,368            22,814,000
                                                                                                                    ---------------


                             28 | Semiannual Report

Mutual Shares Fund

                                                                                                   PRINCIPAL
                                                                                COUNTRY            AMOUNT(j)             VALUE
                                                                            --------------   --------------------   ---------------
             CORPORATE BONDS & NOTES 3.3%
         (b) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .....       Canada              5,190,000 CAD   $     4,984,760
         (g) Cerberus CG Investor I LLC, 12.00%, 7/31/14 ................    United States         49,252,400            25,646,257
         (g) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ...............    United States         49,252,400            25,646,257
         (g) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ..............    United States         24,626,200            12,823,128
         (g) Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ..    United States         46,576,742            15,537,856
         (g) Cerberus FIM Investors Commercial Finance LLC, 12.00%,
                11/22/13 ................................................    United States          3,882,344             1,295,138
         (g) Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
                11/22/13 ................................................    United States          7,276,853             2,427,536
         (g) Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 .....    United States         35,591,534            11,873,225
         (g) Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ........    United States         66,264,075            22,105,489
      (g, h) DecisionOne Corp.,
                12.00%, 4/15/10 .........................................    United States          2,370,288             2,370,288
         (k) FRN, 7.25%, 5/12/09 ........................................    United States            433,342               433,342
             Groupe Eurotunnel SA, cvt., sub. bond,
                NRS I, T1, 3.00%, 7/28/08 ...............................       France                 53,400 EUR           208,723
                NRS I, T1, 3.00%, 7/28/08 ...............................       France                 43,989 GBP           234,876
                NRS I, T2, 3.00%, 7/28/09 ...............................       France                 53,400 EUR           204,518
                NRS I, T2, 3.00%, 7/28/09 ...............................       France                 43,989 GBP           230,494
                NRS I, T3, 3.00%, 7/28/10 ...............................       France             18,944,500 EUR        71,064,489
                NRS I, T3, 3.00%, 7/28/10 ...............................       France             11,239,769 GBP        57,774,562
                NRS II, 6.00%, 7/28/10 ..................................       France             22,049,100 EUR        48,245,905
                NRS II, 6.00%, 7/28/10 ..................................       France             13,336,237 GBP        36,803,186
   (f, g, h) International Automotive Components Group NA LLC, 9.00%,
                4/01/17 .................................................    United States          5,851,000             5,851,000
      (g, k) Pontus I LLC, junior note, 144A, FRN,
                5.231%, 7/24/09 .........................................    United States         26,382,624            22,638,143
                5.685%, 7/24/09 .........................................    United States         23,831,572            28,610,801
                6.475%, 7/24/09 .........................................    United States         23,210,194            19,960,008
      (g, k) Pontus II Trust, junior note, 144A, FRN, 6.475%, 6/25/09 ...    United States         11,605,097             9,980,004
         (k) Realogy Corp., FRN,
             (l) 4.721%, 4/10/13 ........................................    United States         12,485,429            10,518,974
                Delayed Draw Term B Loan, 5.71%, 10/10/13 ...............    United States          2,870,094             2,449,829
                Initial Term Loan B, 5.475%, 10/10/13 ...................    United States         15,837,148            13,518,130
                Synthetic Letter of Credit, 2.30%, 10/10/13 .............    United States          4,273,045             3,647,347
      (g, k) Revel Entertainment Group LLC, FRN,
                first lien loan, 6.98%, 11/30/08 ........................    United States         52,000,000            50,700,000
                second lien loan, 9.98%, 11/30/08 .......................    United States         52,000,000            51,220,000
                Solutia Inc., Bridge Loan, 15.50%, 2/28/09 ..............    United States        111,342,000           109,532,693
                Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ........    United States         36,590,212            22,960,358
   (d, h, m) TVMAX Holdings Inc., PIK,
                11.50%, 9/30/08 .........................................    United States            786,621               550,635
                14.00%, 9/30/08 .........................................    United States          1,712,673             1,198,871
                                                                                                                    ---------------
             TOTAL CORPORATE BONDS & NOTES
                (COST $823,473,794) .....................................                                               693,246,822
                                                                                                                    ---------------


                             Semiannual Report | 29

Mutual Shares Fund

                                                                                             PRINCIPAL AMOUNT (j)
                                                                                COUNTRY           / SHARES               VALUE
                                                                            --------------   --------------------   ---------------
             CORPORATE BONDS & NOTES IN REORGANIZATION 0.4%
   (g, k, n) Motor Coach Industries International Inc., FRN,
                15.649%, 12/01/08 .......................................    United States         67,439,009       $    44,509,746
      (d, n) Safety Kleen Services, senior sub. note, 9.25%,
                6/01/08 .................................................    United States             85,000                   425
      (f, n) Wimar OPCO LLC/Finance Corp., senior sub. note,
                9.625%, 12/15/14 ........................................    United States         76,355,000            36,650,400
                                                                                                                    ---------------
             TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
                (COST $117,841,142) .....................................                                                81,160,571
                                                                                                                    ---------------
             COMPANIES IN LIQUIDATION 0.0%
         (d) Peregrine Investments Holdings Ltd.,
                6.70%, 1/15/98 ..........................................      Hong Kong           95,000,000 JPY                --
                6.70%, 6/30/00 ..........................................      Hong Kong          250,000,000 JPY                --
                zero cpn., 1/22/98 ......................................      Hong Kong              500,000                    --
         (d) PIV Investment Finance (Cayman) Ltd. .......................      Hong Kong           22,710,000                    --
                                                                                                                    ---------------
             TOTAL COMPANIES IN LIQUIDATION (COST $--) ..................                                                        --
                                                                                                                    ---------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $19,165,060,342) ..................................                                            19,130,183,033
                                                                                                                    ---------------
             SHORT TERM INVESTMENTS 9.2%
             U.S. GOVERNMENT AND AGENCY SECURITIES 8.4%
         (o) FHLB,
                7/01/08 .................................................    United States        215,200,000           215,200,000
         (p)    7/03/08 - 6/19/09 .......................................    United States      1,546,125,000         1,535,931,446
                                                                                                                    ---------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $1,750,578,990) ...................................                                             1,751,131,446
                                                                                                                    ---------------
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
                (COST $20,915,639,332) ..................................                                            20,881,314,479
                                                                                                                    ---------------
         (q) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
                SECURITIES 0.8%
             MONEY MARKET FUND (COST $156,514,872) 0.8%
         (r) Bank of New York Institutional Cash Reserve Fund, 2.53% ....    United States        156,514,872           156,514,872
                                                                                                                    ---------------
             TOTAL INVESTMENTS (COST $21,072,154,204)
                100.7% ..................................................                                            21,037,829,351
             SECURITIES SOLD SHORT (0.2)% ...............................                                               (33,462,450)
             NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.3)% ...                                               (73,311,321)
             OTHER ASSETS, LESS LIABILITIES (0.2)% ......................                                               (49,184,328)
                                                                                                                    ---------------
             NET ASSETS 100.0% ..........................................                                           $20,881,871,252
                                                                                                                    ---------------


                             30 | Semiannual Report

Mutual Shares Fund

                                                                                COUNTRY           SHARES                 VALUE
                                                                            --------------   ----------------       ---------------
         (s) SECURITIES SOLD SHORT (PROCEEDS $42,713,079)
             DIVERSIFIED FINANCIAL SERVICES 0.2%
             CME Group Inc. .............................................    United States         87,326              $33,462,450
                                                                                                                       -----------

CURRENCY ABBREVIATIONS
CAD   - Canadian Dollar
EUR   - Euro
GBP   - British Pound Sterling
JPY   - Japanese Yen

SELECTED PORTFOLIO ABBREVIATIONS
ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FRN   - Floating Rate Note
PIK   - Payment-In-Kind
REIT  - Real Estate Investment Trust

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2008, the aggregate value of these securities was $6,889,462, representing 0.03% of net assets.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2008, the aggregate value of these securities was $117,281,339, representing 0.56% of net assets.

(e) A portion or all of the security is on loan as of June 30, 2008. See Note 1(g).

(f)  See Note 13 regarding other considerations.

(g)  See Note 9 regarding restricted securities.

(h)  See Note 12 regarding holdings of 5% voting securities.

(i)  Rounds to less than 0.1% of net assets.

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)  The coupon rate shown represents the rate at period end.

(l)  See Note 10 regarding unfunded loan commitments.

(m)  Income may be received in additional securities and/or cash.

(n)  See Note 8 regarding defaulted securities.

(o)  The security is traded on a discount basis with no stated coupon rate.

(p) Security or a portion of the security has been segregated as collateral for securities sold short. At June 30, 2008, the value of the securities and or cash pledged amounted to $49,784,550.

(q)  See Note 1(g) regarding securities on loan.

(r)  The rate shown is the annualized seven-day yield at period end.

(s)  See Note 1(f) regarding securities sold short.


                             Semiannual Report | 31

Mutual Shares Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................   $20,057,235,148
      Cost - Non-controlled affiliated issuers (Note 12) ....     1,014,919,056
                                                                ---------------
      Total cost of investments .............................   $21,072,154,204
                                                                ===============
      Value - Unaffiliated issuers ..........................   $20,043,698,233
      Value - Non-controlled affiliated issuers (Note 12) ...       994,131,118
                                                                ---------------
      Total value of investments (includes securities
         loaned in the amount of $149,372,250) ..............    21,037,829,351
   Cash .....................................................           670,826
   Cash on deposit with brokers for securities sold short ...        43,093,979
   Foreign currency, at value (cost $47,458,815) ............        47,411,251
   Receivables:
      Investment securities sold ............................        33,882,739
      Capital shares sold ...................................        25,948,132
      Dividends and interest ................................        93,253,851
   Unrealized gain on forward exchange contracts (Note 7) ...        21,528,384
   Unrealized gain on unfunded loan commitments (Note 10) ...         2,207,803
   Other assets .............................................         3,587,018
                                                                ---------------
         Total assets .......................................    21,309,413,334
                                                                ---------------
Liabilities:
   Payables:
      Investment securities purchased .......................        69,562,572
      Capital shares redeemed ...............................        41,349,211
      Affiliates ............................................        20,658,692
   Securities sold short, at value (proceeds $42,713,079) ...        33,462,450
   Payable upon return of securities loaned .................       156,514,872
   Unrealized loss on forward exchange contracts (Note 7) ...        94,839,705
   Accrued expenses and other liabilities ...................        11,154,580
                                                                ---------------
         Total liabilities ..................................       427,542,082
                                                                ---------------
            Net assets, at value ............................   $20,881,871,252
                                                                ===============
Net assets consist of:
   Paid-in capital ..........................................   $20,162,114,090
   Undistributed net investment income ......................       271,103,378
   Net unrealized appreciation (depreciation) ...............       (96,045,162)
   Accumulated net realized gain (loss) .....................       544,698,946
                                                                ---------------
           Net assets, at value .............................   $20,881,871,252
                                                                ===============

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2008 (unaudited)

CLASS Z:
   Net assets, at value .....................................   $11,061,019,232
                                                                ---------------
   Shares outstanding .......................................       509,872,185
                                                                ---------------
   Net asset value and maximum offering price per share(a) ..   $         21.69
                                                                ---------------
CLASS A:
   Net assets, at value .....................................   $ 7,039,734,056
                                                                ---------------
   Shares outstanding .......................................       327,409,466
                                                                ---------------
   Net asset value per share(a) .............................   $         21.50
                                                                ---------------
   Maximum offering price per share (net asset value per
      share / 94.25%) .......................................   $         22.81
                                                                ---------------
CLASS B:
   Net assets, at value .....................................   $   447,158,800
                                                                ---------------
   Shares outstanding .......................................        21,334,929
                                                                ---------------
   Net asset value and maximum offering price per share(a) ..   $         20.96
                                                                ---------------
CLASS C:
   Net assets, at value .....................................   $ 2,063,041,441
                                                                ---------------
   Shares outstanding .......................................        97,367,254
                                                                ---------------
   Net asset value and maximum offering price per share(a) ..   $         21.19
                                                                ---------------
CLASS R:
   Net assets, at value .....................................   $   270,917,723
                                                                ---------------
   Shares outstanding .......................................        12,686,433
                                                                ---------------
   Net asset value and maximum offering price per share(a) ..   $         21.35
                                                                ---------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2008 (unaudited)

Investment income:
   Dividends: (net of foreign taxes of $21,211,688)
      Unaffiliated issuers ..................................   $   289,812,511
      Non-controlled affiliated issuers (Note 12) ...........         3,321,124
   Interest:
      Unaffiliated issuers ..................................        73,067,605
      Non-controlled affiliated issuers (Note 12) ...........           577,415
   Income from securities loaned ............................         4,265,143
                                                                ---------------
         Total investment income ............................       371,043,798
                                                                ---------------
Expenses:
   Management fees (Note 3a) ................................        63,572,445
   Administrative fees (Note 3b) ............................         8,697,570
   Distribution fees: (Note 3c)
      Class A ...............................................        10,907,512
      Class B ...............................................         2,548,147
      Class C ...............................................        11,356,256
      Class R ...............................................           710,519
   Transfer agent fees (Note 3e) ............................         9,931,807
   Custodian fees (Note 4) ..................................         1,306,186
   Reports to shareholders ..................................           689,045
   Registration and filing fees .............................           329,613
   Professional fees ........................................         1,484,880
   Trustees' fees and expenses ..............................           273,784
   Dividends on securities sold short .......................           900,935
   Other ....................................................           217,290
                                                                ---------------
         Total expenses .....................................       112,925,989
         Expense reductions (Note 4) ........................          (130,967)
                                                                ---------------
            Net expenses ....................................       112,795,022
                                                                ---------------
               Net investment income ........................       258,248,776
                                                                ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................       624,079,707
      Written options .......................................         4,386,661
      Foreign currency transactions .........................      (306,605,423)
      Securities sold short .................................        16,604,971
                                                                ---------------
            Net realized gain (loss) ........................       338,465,916
                                                                ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................    (4,165,803,462)
      Translation of assets and liabilities denominated
         in foreign currencies ..............................       (20,311,544)
                                                                ---------------
            Net change in unrealized appreciation
               (depreciation) ...............................    (4,186,115,006)
                                                                ---------------
Net realized and unrealized gain (loss) .....................    (3,847,649,090)
                                                                ---------------
Net increase (decrease) in net assets resulting from
   operations ...............................................   $(3,589,400,314)
                                                                ===============

   The accompanying notes are an integral part of these financial statements.


                             34 | Semiannual Report

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED
                                              JUNE 30, 2008        YEAR ENDED
                                               (UNAUDITED)     DECEMBER 31, 2007
                                            ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............  $    258,248,776    $   573,855,980
      Net realized gain (loss) from
         investments, written options,
         securities sold short,
         synthetic equity swaps, and
         foreign currency transactions ...       338,465,916      1,077,773,351
      Net change in unrealized
         appreciation (depreciation) on
         investments and translation of
         assets and liabilities
         denominated in foreign
         currencies ......................    (4,186,115,006)    (1,054,000,083)
                                            ----------------    ---------------
         Net increase (decrease) in net
            assets resulting from
            operations ...................    (3,589,400,314)       597,629,248
                                            ----------------    ---------------
   Distributions to shareholders from:
      Net investment income:
         Class Z .........................                --       (371,465,429)
         Class A .........................                --       (212,840,426)
         Class B .........................                --        (10,736,304)
         Class C .........................                --        (48,872,902)
         Class R .........................                --         (7,033,626)
      Net realized gains:
         Class Z .........................                --       (430,826,291)
         Class A .........................                --       (277,318,724)
         Class B .........................                --        (19,938,898)
         Class C .........................                --        (87,332,680)
         Class R .........................                --         (9,674,981)
                                            ----------------    ---------------
      Total distributions to
         shareholders ....................                --     (1,476,040,261)
                                            ----------------    ---------------
      Capital share transactions: (Note 2)
         Class Z .........................      (322,872,122)     2,129,113,775
         Class A .........................      (218,998,527)     2,027,885,005
         Class B .........................       (56,953,238)       (59,185,727)
         Class C .........................      (181,212,040)       316,218,501
         Class R .........................        18,300,117        122,655,907
                                            ----------------    ---------------
      Total capital share transactions ...      (761,735,810)     4,536,687,461
                                            ----------------    ---------------
      Redemption fees ....................            33,890             62,755
                                            ----------------    ---------------
            Net increase (decrease)
               in net assets .............   (4,351,102,234)      3,658,339,203
Net assets:
   Beginning of period ...................    25,232,973,486     21,574,634,283
                                            ----------------    ---------------
   End of period .........................  $ 20,881,871,252    $25,232,973,486
                                            ----------------    ---------------
Undistributed net investment income
   included in net assets:
   End of period .........................  $    271,103,378    $    12,854,602
                                            ================    ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 35

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Shares Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment


                             36 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                             Semiannual Report | 37

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                             38 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


                             Semiannual Report | 39

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             40 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                           SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2008               DECEMBER 31, 2007
                                      ---------------------------   ----------------------------
                                        SHARES          AMOUNT        SHARES          AMOUNT
                                      -----------   -------------   -----------   --------------
CLASS Z SHARES:
   Shares sold ....................    10,110,236   $ 237,697,879    72,422,280   $1,980,323,230
   Shares issued in reinvestment of
      distributions ...............            --              --    29,171,280      744,740,385
   Shares redeemed ................   (23,796,053)   (560,570,001)  (21,942,690)    (595,949,840)
                                      -----------   -------------   -----------   --------------
   Net increase (decrease) ........   (13,685,817)  $(322,872,122)   79,650,870   $2,129,113,775
                                      ===========   =============   ===========   ==============


                             Semiannual Report | 41

Mutual Shares Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             SIX MONTHS ENDED               YEAR ENDED
                                               JUNE 30, 2008             DECEMBER 31, 2007
                                        --------------------------  ----------------------------
                                           SHARES       AMOUNT         SHARES        AMOUNT
                                        -----------  -------------  -----------  ---------------
CLASS A SHARES:
   Shares sold ......................    31,052,570  $ 724,492,816  105,204,071  $ 2,849,290,589
   Shares issued in reinvestment of
      distributions .................            --             --   17,844,203      452,010,160
   Shares redeemed ..................   (40,492,746)  (943,491,343) (47,245,938)  (1,273,415,744)
                                        -----------  -------------  -----------  ---------------
   Net increase (decrease) ..........    (9,440,176) $(218,998,527)  75,802,336  $ 2,027,885,005
                                        ===========  =============  ===========  ===============
CLASS B SHARES:
   Shares sold ......................       166,945  $   3,830,516      605,798  $    16,017,441
   Shares issued in reinvestment of
      distributions .................            --             --    1,151,048       28,532,034
   Shares redeemed ..................    (2,669,677)   (60,783,754)  (3,923,216)    (103,735,202)
                                        -----------  -------------  -----------  ---------------
   Net increase (decrease) ..........    (2,502,732) $ (56,953,238)  (2,166,370) $   (59,185,727)
                                        ===========  =============  ===========  ===============
CLASS C SHARES:
   Shares sold ......................     4,935,376  $ 113,911,981   20,396,970  $   544,643,345
   Shares issued in reinvestment of
      distributions .................            --             --    4,871,395      122,037,887
   Shares redeemed ..................   (12,830,053)  (295,124,021) (13,168,608)    (350,462,731)
                                        -----------  -------------  -----------  ---------------
   Net increase (decrease) ..........    (7,894,677) $(181,212,040)  12,099,757  $   316,218,501
                                        ===========  =============  ===========  ===============
CLASS R SHARES:
   Shares sold ......................     2,338,114  $  54,596,265    6,274,351  $   169,055,165
   Shares issued in reinvestment of
      distributions .................            --             --      658,955       16,589,087
   Shares redeemed ..................    (1,563,574)   (36,296,148)  (2,341,149)     (62,988,345)
                                        -----------  -------------  -----------  ---------------
   Net increase (decrease) ..........       774,540  $  18,300,117    4,592,157  $   122,655,907
                                        ===========  =============  ===========  ===============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             42 | Semiannual Report

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pay an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
      0.600%          Up to and including $5 billion
      0.570%          Over $5 billion, up to and including $10 billion
      0.550%          Over $10 billion, up to and including $15 billion
      0.530%          Over $15 billion, up to and including $20 billion
      0.510%          Over $20 billion, up to and including $25 billion
      0.490%          Over $25 billion, up to and including $30 billion
      0.480%          Over $30 billion, up to and including $35 billion
      0.470%          In excess of $35 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
      0.150%          Up to and including $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .................................................................   0.35%
Class B .................................................................   1.00%
Class C .................................................................   1.00%
Class R .................................................................   0.50%


                             Semiannual Report | 43

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
    unaffiliated broker/dealers ...................................   $2,254,463
Contingent deferred sales charges retained ........................   $  400,197

E. TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees of $9,931,807, of which $5,950,306 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $1,174,236.

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................................   $21,100,179,407
                                                                 ===============
Unrealized appreciation ......................................   $ 3,470,871,984
Unrealized depreciation ......................................    (3,533,222,040)
                                                                 ---------------
Net unrealized appreciation (depreciation) ...................   $   (62,350,056)
                                                                 ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment companies, pass-through entity income, bond discounts and premiums, synthetic equity swaps, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, pass-through entity income, bond discounts and premiums, synthetic equity swaps, and certain dividends on securities sold short.


                             44 | Semiannual Report

Mutual Shares Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2008, aggregated $3,235,729,612 and $3,553,561,870, respectively.

Transactions in options written during the period ended June 30, 2008, were as follows:

                                            NUMBER OF     PREMIUMS
                                            CONTRACTS     RECEIVED
                                            ---------   -----------
Options outstanding at
December 31, 2007 .......................    221,263    $ 5,478,661
Options written .........................         --             --
Options expired .........................   (215,500)    (1,570,287)
Options exercised .......................         --             --
Options closed ..........................     (5,763)    (3,908,374)
                                            ---------   -----------
Options outstanding at June 30, 2008 ....         --    $        --
                                            =========   ===========

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                                  CONTRACT     SETTLEMENT    UNREALIZED    UNREALIZED
                                                   AMOUNT         DATE          GAIN          LOSS
                                                ------------   ----------   -----------   ------------
 CONTRACTS TO BUY
        7,678,824   Swiss Franc .............   $  7,440,000     7/07/08    $    77,899   $         --
       12,266,344   British Pound Sterling ..     24,305,188     9/10/08             --         (2,155)
       92,597,302   Swedish Krona ...........     15,340,000     9/16/08             --        (34,572)
    3,003,567,592   Japanese Yen ............     28,668,017     9/19/08             --       (250,534)
        3,005,562   CanadianDollar ..........      2,940,000    10/27/08          1,646             --
       14,292,430   CanadianDollar ..........     14,010,000    10/27/08             --        (21,579)
CONTRACTS TO SELL
      333,819,501   Swiss Franc .............    322,735,008     7/07/08             --     (4,088,594)
      134,400,000   Euro ....................    211,868,160     7/14/08        400,610             --
      202,100,000   Euro ....................    317,499,100     7/14/08             --       (488,934)
      448,000,000   Danish Krone ............     92,997,670     7/23/08             --     (1,465,387)
        2,982,540   Singapore Dollar ........      2,200,000     7/24/08          5,100             --
       93,423,622   Singapore Dollar ........     65,732,954     7/24/08             --     (3,019,021)
      405,156,504   Euro ....................    594,900,556     7/25/08             --    (42,205,106)
      208,355,000   British Pound Sterling ..    404,947,294     8/12/08             --     (8,731,004)
      403,605,364   Euro ....................    624,467,562     8/13/08             --     (9,584,370)
       69,200,000   Danish Krone ............     14,456,799     8/25/08             --       (108,504)
       79,200,000   Euro ....................    124,024,428     8/28/08             --       (303,028)
      351,000,000   British Pound Sterling ..    688,104,478     9/10/08             --     (7,271,317)
       14,255,008   Swedish Krona ...........      2,356,881     9/16/08            668             --
      865,491,718   Swedish Krona ...........    141,410,679     9/16/08             --     (1,638,474)
    8,997,160,968   Japanese Yen ............     93,074,604     9/19/08      7,947,823             --
      305,000,000   Euro ....................    474,657,420     9/24/08             --     (3,464,425)


                             Semiannual Report | 45

Mutual Shares Fund

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                  CONTRACT     SETTLEMENT    UNREALIZED    UNREALIZED
                                                   AMOUNT         DATE          GAIN          LOSS
                                                ------------   ----------   -----------   ------------
CONTRACTS TO SELL (CONTINUED)
  113,164,046,135   South Korean Won ........   $112,270,000     9/29/08    $ 4,443,714   $         --
    1,115,169,808   Norwegian Krone .........    218,067,264    10/10/08      1,301,096             --
       24,000,000   Euro ....................     37,110,000    10/14/08             --       (473,157)
      614,749,212   Danish Krone ............    126,930,739    10/23/08             --     (2,045,609)
        6,128,060   Canadian Dollar .........      6,100,000    10/27/08        102,309             --
       87,702,998   Canadian Dollar .........     85,756,329    10/27/08             --        (80,868)
      109,380,000   British Pound Sterling ..    210,983,082    11/12/08             --     (4,653,147)
      162,766,039   Euro ....................    250,436,034    11/13/08             --     (4,046,426)
      290,779,357   Norwegian Krone .........     56,865,000    11/19/08        564,148             --
       62,458,016   Norwegian Krone .........     12,078,518    11/19/08             --        (14,636)
       79,200,000   Euro ....................    123,410,232    11/28/08             --       (319,956)
       27,191,519   Euro ....................     41,913,007    12/15/08             --       (528,902)
    7,986,825,097   Japanese Yen ............     82,679,349    12/19/08      6,683,371             --
                                                                            -----------   ------------
Unrealized gain(loss) onforward exchange contracts ......................    21,528,384    (94,839,705)
                                                                            -----------   ------------
   NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ....................                 $(73,311,321)
                                                                                          ============

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At June 30, 2008, the aggregate value of these securities was $81,160,571, representing 0.39% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                             46 | Semiannual Report

Mutual Shares Fund

9. RESTRICTED SECURITIES (CONTINUED)

At June 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                            ACQUISITION
CONTRACTS           ISSUER                                                     DATES              COST           VALUE
-----------------   -------------------------------------------------   -------------------   ------------   ------------
          810,649   AboveNet Inc. ...................................   10/02/01 - 12/12/07   $ 40,690,364   $ 40,532,450
            1,065   AboveNet Inc., stock grant, grant price $20.95,
                       expiration date 9/09/13 ......................    4/17/06 - 9/08/06              --         29,660
           29,283   AboveNet Inc., wts., 9/08/08 ....................   10/02/01 - 9/07/07       3,354,118        937,056
           34,449   AboveNet Inc., wts., 9/08/10 ....................   10/02/01 - 9/07/07       3,603,181        992,131
       56,116,385   Cerberus CG Investor I LLC                 . ....    7/26/07 - 6/17/08      56,116,385     29,220,408
       49,252,400   Cerberus CG Investor I LLC, 12.00%, 7/31/14 .....         7/26/07           49,252,400     25,646,257
       56,116,385   Cerberus CG Investor II LLC .....................    7/26/07 - 6/17/08      56,116,385     29,220,408
       49,252,400   Cerberus CG Investor II LLC, 12.00%, 7/31/14 ....         7/26/07           49,252,400     25,646,257
       28,058,192   Cerberus CG Investor III LLC ....................    7/26/07 - 6/17/08      28,058,192     14,610,204
       24,626,200   Cerberus CG Investor III LLC, 12.00%, 7/31/14 ...         7/26/07           24,626,200     12,823,128
       15,536,148   Cerberus FIM Investors Auto Finance LLC .........        11/20/06           15,536,148      5,182,811
       46,576,742   Cerberus FIM Investors Auto Finance LLC, 12.00%,
                       11/22/13 .....................................        11/20/06           46,576,742     15,537,856
        1,294,114   Cerberus FIM Investors Commercial Finance LLC ...        11/20/06            1,294,114        431,712
        3,882,344   Cerberus FIM Investors Commercial Finance LLC,
                       12.00%, 11/22/13 .............................        11/20/06            3,882,344      1,295,138
        2,425,617   Cerberus FIM Investors Commercial Mortgage LLC ..        11/20/06            2,425,617        809,178
        7,276,853   Cerberus FIM Investors Commercial Mortgage LLC,
                    12.00%, 11/22/13 ................................        11/20/06            7,276,853      2,427,536
       11,863,844   Cerberus FIM Investors Insurance LLC ............        11/20/06           11,863,844      3,957,741
       35,591,534   Cerberus FIM Investors Insurance LLC, 12.00%,
                    11/22/13 ........................................        11/20/06           35,591,534     11,873,225
       22,088,027   Cerberus FIM Investors Rescap LLC ...............        11/20/06           22,088,027      7,368,497
       66,264,075   Cerberus FIM Investors Rescap LLC, 12.00%,
                    11/22/13 ........................................        11/20/06           66,264,075     22,105,489
          163,322   (a)Dana Holding Corp., 4.00%, cvt. pfd., B ......        12/27/07           16,332,200     16,059,991
        1,879,100   DecisionOne Corp. ...............................    3/12/99 - 7/18/00       1,313,384             --
        2,370,288   DecisionOne Corp., 12.00%, 4/15/10 ..............    3/12/99 - 4/15/08       3,837,436      2,370,288
          433,342   DecisionOne Corp., FRN, 7.25%, 5/12/09 ..........         7/09/07              433,342        433,342
        1,031,766   DecisionOne Corp., wts., 6/08/17 ................         7/09/07                   --             --
           64,834   Elephant Capital Holdings Ltd. ..................    8/29/03 - 3/10/08       8,490,900      7,011,321
        8,341,744   Esmark Inc. .....................................   11/08/04 - 11/28/07    154,505,847    143,544,731
       22,185,100   GLCP Harrah's Investment LP .....................         1/15/08           22,185,100     14,642,166


                             Semiannual Report | 47

Mutual Shares Fund

9. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                            ACQUISITION
CONTRACTS           ISSUER                                                     DATES              COST           VALUE
-----------------   -------------------------------------------------   -------------------   ------------   ------------
        6,069,096   International Automotive Components Group Brazil
                       LLC ..........................................     4/13/06 - 8/21/06   $  3,643,041   $ 25,004,061
        1,104,272   International Automotive Components Group Japan
                       LLC ..........................................     9/26/06 - 3/27/07      9,594,514      6,419,787
       25,796,752   International Automotive Components Group LLC ...    1/12/06 - 10/16/06     25,806,833     20,157,582
       19,434,979   International Automotive Components Group NA
                       LLC, A .......................................    3/30/07 - 10/10/07     19,402,009     14,850,267
        5,851,000   International Automotive Components Group NA LLC,
                       9.00%, 4/01/17 ...............................          3/30/07           5,938,765      5,851,000
        2,860,528   Kindred Healthcare Inc. .........................     4/28/99 - 3/29/06     26,248,306     78,155,346
                    Kindred Healthcare Inc., stock grants:
            9,997      grant price $18.15, expiration date 7/17/11 ..     7/17/02 - 7/17/05             --         91,692
            2,999      grant price $19.87, expiration date 1/01/12 ..     1/01/03 - 1/01/06             --         22,348
            2,986      grant price $6.94, expiration date 1/01/13 ...     1/01/04 - 1/03/07             --         60,861
            2,973      grant price $19.87, expiration date 1/01/14 ..     1/01/05 - 1/01/08             --         22,155
            1,857      grant price $21.33, expiration date 1/10/15 ..     1/06/06 - 1/10/08             --         11,127
            1,238      grant price $22.08, expiration date 1/10/16 ..     1/09/07 - 1/10/08             --          6,490
              619      grant price $19.40, expiration date 1/10/17 ..          1/10/08                  --          4,904
       67,439,009   Motor Coach Industries International Inc., FRN,
                       15.649%, 12/01/08 ............................     5/27/04 - 5/30/08     67,439,009     44,509,746
               12   Motor Coach Industries International Inc., wts.,
                       5/27/09 ......................................          3/30/07                  --             --
          301,530   NCB Warrant Holdings Ltd., A ....................    12/16/05 - 3/10/08      3,174,787      2,947,447
          202,380   Olympus Re Holdings Ltd. ........................         12/19/01          19,921,811        611,896
                    Pontus I LLC, junior note, 144A, FRN,
       26,382,624      5.231%, 7/24/09 ..............................          1/22/08          26,382,624     22,638,143
       23,831,572      5.685%, 7/24/09 ..............................          2/25/08          23,831,572     28,610,801
       23,210,194      6.475%, 7/24/09 ..............................          2/12/08          23,210,194     19,960,008
       11,605,097      6.475%, 6/25/09 ..............................          2/29/08          11,605,097      9,980,004
          199,566   PTV Inc., 10.00%, pfd., A .......................    12/07/01 - 3/06/02        279,392         99,783
                    Revel Entertainment Group LLC, FRN,
       52,000,000      first lien loan, 6.98%, 11/30/08 .............         12/20/07          52,000,000     50,700,000
       52,000,000      second lien loan, 9.98%, 11/30/08 ............         12/20/07          52,000,000     51,220,000
                                                                                                             ------------
                    TOTAL RESTRICTED SECURITIES (3.91% of Net Assets) ....................................   $816,644,429
                                                                                                             ============

(a) The Fund also invests in unrestricted securities of the issuer, valued at $12,117,707 as of June 30, 2008.


                             48 | Semiannual Report

Mutual Shares Fund

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2008, unfunded commitments were as follows:

                                              UNFUNDED
                                             COMMITMENT
                                             -----------
BORROWER
   Realogy Corp., FRN, 4.721%, 4/10/13 ...   $27,965,118
                                             -----------

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

At June 30, 2008, the Fund had aggregate unfunded capital commitments to investments of $19,779,338.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2008, were as shown below.

                                         NUMBER OF                              NUMBER OF
                                          SHARES/                                SHARES/
                                         WARRANTS/                              WARRANTS/
                                        CONTRACTS/                             CONTRACTS/
                                         PRINCIPAL                              PRINCIPAL
                                          AMOUNT                                  AMOUNT
                                          HELD AT                                HELD AT       VALUE AT                   REALIZED
                                         BEGINNING      GROSS        GROSS         END          END OF       INVESTMENT    CAPITAL
    NAME OF ISSUER                       OF PERIOD    ADDITIONS   REDUCTIONS    OF PERIOD       PERIOD         INCOME    GAIN (LOSS)
    --------------                      ----------   ----------   ----------   -----------   ------------    ----------  -----------
    NON-CONTROLLED AFFILIATES
    AboveNet Inc. ...................      810,649           --         --         810,649   $ 40,532,450      $     --      $--
    AboveNet Inc., stock grant, grant
       price $20.95, expiration date
       9/09/13 ......................        1,065           --         --           1,065         29,660            --       --
    AboveNet Inc., wts., 9/08/08 ....       29,283           --         --          29,283        937,056            --       --
    AboveNet Inc., wts., 9/08/10 ....       34,449           --         --          34,449        992,131            --       --
    Alexander's Inc. ................      326,675           --         --         326,675    101,465,255            --       --
    Beazer Homes USA Inc. ...........    2,147,880           --         --       2,147,880     11,963,692            --       --
    Community Health Systems Inc. ...    4,806,000           --         --       4,806,000             --(a)         --       --
    DecisionOne Corp. ...............    1,879,100           --         --       1,879,100             --            --       --
    DecisionOne Corp., 12.00%,
       4/15/10 ......................    2,322,817       47,471         --       2,370,288      2,370,288       140,081       --
    DecisionOne Corp., FRN, 7.25%,
       5/12/09 ......................      433,342           --         --         433,342        433,342        18,252       --


                             Semiannual Report | 49

Mutual Shares Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                                         NUMBER OF                              NUMBER OF
                                          SHARES/                                SHARES/
                                         WARRANTS/                              WARRANTS/
                                        CONTRACTS/                             CONTRACTS/
                                         PRINCIPAL                              PRINCIPAL
                                          AMOUNT                                  AMOUNT
                                          HELD AT                                HELD AT       VALUE AT                   REALIZED
                                         BEGINNING      GROSS        GROSS         END          END OF       INVESTMENT    CAPITAL
    NAME OF ISSUER                       OF PERIOD    ADDITIONS   REDUCTIONS    OF PERIOD       PERIOD         INCOME    GAIN (LOSS)
    --------------                      ----------   ----------   ----------   -----------   ------------    ----------  -----------
    DecisionOne Corp., wts.,
       6/08/17 ......................    1,031,766           --         --       1,031,766   $         --    $       --      $--
    Elephant Capital Holdings Ltd. ..       26,671       38,163         --          64,834      7,011,321            --       --
    Esmark Inc. .....................    8,341,744           --         --       8,341,744    143,544,731            --       --
    Federal Signal Corp. ............    3,360,800           --         --       3,360,800     40,329,600       403,296       --
    GLCP Harrah's Investment LP .....           --   22,185,100         --      22,185,100     14,642,166            --       --
(b) Guaranty Bancorp ................    5,731,834           --         --       5,731,834     20,634,602            --       --
    International Automotive
       Components Group Brazil LLC ..    6,069,096           --         --       6,069,096     25,004,061            --       --
    International Automotive
       Components Group Japan LLC ...    1,104,272           --         --       1,104,272      6,419,787            --       --
    International Automotive
       Components Group LLC .........   25,796,752           --         --      25,796,752     20,157,582            --       --
    International Automotive
       Components Group NA LLC ......   19,434,979           --         --      19,434,979     14,850,267            --       --
    International Automotive
       Components Group NA LLC,
       9.00%, 4/01/17 ...............    5,851,000           --         --       5,851,000      5,851,000       263,295       --
    Kindred Healthcare Inc. .........    2,860,528           --         --       2,860,528     78,155,346            --       --
    Kindred Healthcare Inc., stock
       grants:
       grant price $18.15, expiration
          date 7/17/11 ..............        9,997           --         --           9,997         91,692            --       --
       grant price $19.87, expiration
          date 1/01/12 ..............        2,999           --         --           2,999         22,348            --       --
       grant price $6.94, expiration
          date 1/01/13 ..............        2,986           --         --           2,986         60,861            --       --
       grant price $19.87, expiration
          date 1/01/14 ..............        2,230          743         --           2,973         22,155            --       --
       grant price $21.33, expiration
          date 1/10/15 ..............        1,238          619         --           1,857         11,127            --       --
       grant price $22.08, expiration
          date 1/10/16 ..............          619          619         --           1,238          6,490            --       --
       grant price $19.40, expiration
          date 1/10/17 ..............           --          619         --             619          4,904            --       --
    Tenet Healthcare Corp. ..........   25,881,411           --         --      25,881,411    143,900,645            --       --
    TVMAX Holdings Inc. .............      257,217           --         --         257,217             --            --       --
    TVMAX Holdings Inc., PIK,
       11.50%, 9/30/08 ..............      632,919      163,630      9,928         786,621        550,635        40,716       --
    TVMAX Holdings Inc., PIK,
       14.00%, 9/30/08 ..............    1,595,750      116,923         --       1,712,673      1,198,871       115,071       --
    White Mountains Insurance
       Group Ltd. ...................      729,457           --         --         729,457    312,937,053     2,917,828       --
                                                                                             ------------    ----------      ---
       TOTAL NON-CONTROLLED AFFILIATES (4.76% of Net Assets) .............................   $994,131,118    $3,898,539      $--
                                                                                             ============    ==========      ===

(a)  As of June 30, 2008, no longer an affiliate.

(b)  Name change effective May 12, 2008.


                             50 | Semiannual Report

Mutual Shares Fund

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

14. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.

15. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             Semiannual Report | 51

Mutual Shares Fund

15. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                              LEVEL 1           LEVEL 2         LEVEL 3          TOTAL
                                          ---------------   --------------   ------------   ---------------
ASSETS:
   Investments in Securities .........    $17,777,300,315   $2,326,703,050   $933,825,986   $21,037,829,351
   Other Financial Instruments(a) ....                 --       23,736,187             --        23,736,187
LIABILITIES:
   Securities Sold Short .............         33,462,450               --             --        33,462,450
   Other Financial Instruments(a) ....                 --       94,839,705             --        94,839,705


(a) Other financial instruments may include net unrealized appreciation (depreciation) of futures, forward exchange contracts, swaps, and unfunded loan commitments.

At June 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                             INVESTMENTS IN
                                                               SECURITIES
                                                             --------------
Beginning Balance - January 1, 2008 ......................   $1,008,166,894
   Net realized gain (loss) ..............................            3,308
   Net change in unrealized appreciation (depreciation) ..     (215,660,793)
   Net purchases (sales) .................................      136,522,447
   Transfers in and/or out of Level 3 ....................        4,794,130
                                                             --------------
Ending Balance ...........................................   $  933,825,986
                                                             ==============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ....   $ (215,660,793)
                                                             ==============

16. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             52 | Semiannual Report

Mutual Shares Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including a majority of the independent trustees, in 2008, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings solely dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                             Semiannual Report | 53

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual trustees who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                             54 | Semiannual Report

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2007. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the second best performing quintile for the one-year period ended December 31, 2007, and had annualized total returns for the three- and five-year periods in the best and middle performing quintiles, respectively. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2007, was in the second best performing quintile and exceeded 8%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2007. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The trustees noted that the Fund's overall expense ratio has declined over such period. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff and the effective investment management fee rate charged comparable accounts


                             Semiannual Report | 55

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

managed by the Fund's investment manager. The trustees noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the second least expensive quintile of such group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


                             56 | Semiannual Report

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints have been instituted as part of the Fund's investment management fee in 2004, with additional breakpoints being added at the $25 billion asset level in July 2007, and at the $30 billion and $35 billion asset levels in January 2008. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                             Semiannual Report | 57

Mutual Shares Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             58 | Semiannual Report

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

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

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL SHARES FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

474 S2008 08/08


                                                                   JUNE 30, 2008

                                   (GRAPHIC)

SEMIANNUAL REPORT AND SHAREHOLDER LETTER                                  SECTOR

                                     MUTUAL
                             FINANCIAL SERVICES FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

Semiannual Report

Mutual Financial Services Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Mutual Financial Services Fund covers the period ended June 30, 2008.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund had a -22.16% cumulative total return for the six months ended June 30, 2008. The Fund - Class Z underperformed its broad benchmark, the Standard & Poor's 500 (S&P 500) Index, which had a -11.19% total return for the same period, but performed better than its narrow benchmark, the S&P 500 Financials Index, which had a -29.73% total return.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the first half of 2008, the U.S. economy grew marginally as energy prices rose, housing prices declined, the labor situation and consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed,

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500 Index. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                             4 | Semiannual Report
however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global gross domestic product -- could have a meaningfully negative impact on growth prospects around the world.(2) Nevertheless, growth remained relatively strong in developing economies, particularly in Asia where China-led demand continued to impact commodities' prices and related equities.

In the six months under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, as well as for precious metals, adding to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation, which Merrill Lynch estimated at 5.5% globally at the end of June, up from 3.5% at the beginning of 2008. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 4.25%, the European Central Bank maintained rates at 4.00%. Overall, rising inflation led more than three-quarters of the world's central banks to raise rates as of the end of June, according to Merrill Lynch's estimate. Interest rate differentials pressured the U.S. dollar, particularly in the first quarter, but the greenback regained ground as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, however, the U.S. dollar declined versus many of the world's currencies, and the dollar's weakness contributed to higher commodities' prices, as most of these prices are set in U.S. dollars.

Against this challenging economic backdrop, many global equity markets were volatile, and a majority of them declined over the six-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Many financial institutions were hurt by their subprime loan exposure, but abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be

(2.) Source: Global Insight.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 6/30/08

                                  (BAR CHART)

U.S.                        26.3%
Germany                     10.5%
Sweden                       6.4%
France                       5.0%
U.K.                         4.9%
Belgium                      4.5%
Norway                       4.3%
Switzerland                  4.0%
Italy                        3.6%
Japan                        2.8%
Greece                       2.3%
Denmark                      2.3%
Other                        9.0%
Short-Term Investments &
   Other Net Assets         14.1%


                             Semiannual Report | 5

WHAT IS RETURN ON EQUITY?

Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) over the average of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

In a very difficult period for global financial stocks, the Fund held some investments that did well for our investors. These included Interhyp, a German mortgage distributor; Hudson City Bancorp, a traditional U.S. thrift and prime mortgage lender; and Australian life insurer Tower Australia.

Interhyp stock advanced 35% in local currency as it was acquired by ING, a Dutch financial services conglomerate. As participants in the initial public offering in 2005, we found significant value in Interhyp's unique business model, acting as a direct distributor of attractively priced mortgages to German consumers. Throughout our investment period, Interhyp's use of proprietary technology to distribute mortgages enabled it to rapidly increase market share in an otherwise stagnant German lending market. Interhyp's expanding market share helped the company experience substantial revenue growth and impressive earnings due in part to the company's controlled cost structure. Ultimately, ING saw the value embedded in Interhyp and offered to purchase the company on May 19. We expect the acquisition to be completed in the second half of this year.

Hudson City Bancorp, which rose more than 12% in value during the first half of 2008, originates and purchases prime mortgage loans to retain on its own books. According to our analysis, the company boasts extraordinary efficiency and stable funding sources. This enabled Hudson City to benefit from sharply declining short-term interest rates over the reporting period. The company also has minimal credit issues, with a loss ratio of 0.01%. As a result, Hudson City's shares grew in value despite the current U.S. credit crisis. We reduced the Fund's investment as the position reached our assessment of fair value.


                              6 | Semiannual Report

The Fund's Tower Australia shares appreciated more than 3% in local currency. Tower, which we considered less sensitive to fluctuations in capital markets, continued to benefit from the inclusion of life insurance in Australia's tax-advantaged retirement saving scheme. Tower has adhered to offering risk protection for death and disability, and some premium relief in case of unemployment, areas that have experienced steady growth in Australia. Believing Tower's pricing assumptions would be tested if unemployment rises in Australia, we were inclined to take some profits in the Fund's position as its stock price reached our assessment of fair value.

The Fund had several detractors over the period, notably Belgian bank Fortis; German securities exchange platform provider Deutsche Boerse; and Bolsas Y Mercados Espanoles (BME), a leading European stock exchange operator whose holdings include Spain's four stock exchanges (Madrid, Barcelona, Bilbao and Valencia).

Fortis shares fell more than 40% in local currency during the first half of 2008 as banks suffered globally due to the ongoing U.S. subprime mortgage crisis and deceleration of the U.S. and European economies. In addition, Fortis' stock dropped as the company unexpectedly raised capital to strengthen its balance sheet after the sale of non-core assets failed to generate expected proceeds.

Shares of Frankfurt-based Deutsche Boerse fell on investor concerns about declining equity and derivatives trade volumes on the exchanges it operates. Despite overall growth in revenues and earnings, the company subsequently confirmed the drop in equity volumes and decelerating derivatives trading growth rates. Thus, Deutsche Boerse shares lost almost 46% in local currency for the six months under review.

In a similar vein, BME detracted from Fund performance in the first half of 2008 as its shares declined nearly 44% in local currency. Investor fears about steep declines in equity volumes for BME's Madrid Stock Exchange and related businesses hurt BME's share price, and the valuation multiple afforded to BME was compressed.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during the first half of 2008, the Fund benefited slightly by being less than fully hedged.

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 6/30/08

                                   (BAR CHART)

Commercial Banks                            22.7%
Insurance                                   19.4%
Diversified Financial Services              14.9%
Real Estate                                  8.1%
Thrifts & Mortgage Finance                   7.4%
Capital Markets                              6.3%
Commercial Services & Supplies               2.9%
Consumer Finance                             1.5%
Corporate Bonds                              1.3%
Real Estate Management & Development         1.0%
Multiline Retail                             0.4%
Short-Term Investments & Other Net Assets   14.1%


                              Semiannual Report | 7

TOP 10 HOLDINGS
6/30/08

                                             % OF TOTAL
COMPANY SECTOR/INDUSTRY, COUNTRY             NET ASSETS
--------------------------------             ----------
Fortis                                          3.5%
   Diversified Financial Services, Belgium
Oslo Bors Holding ASA                           3.4%
   Diversified Financial Services, Norway
BNP Paribas SA                                  3.0%
   Commercial Banks, France
Deutsche Boerse AG                              2.8%
   Diversified Financial Services, Germany
Interhyp AG                                     2.7%
   Thrifts & Mortgage Finance, Germany
Tullett Prebon PLC                              2.5%
   Capital Markets, U.K.
White Mountains Insurance Group Ltd.            2.5%
   Insurance, U.S.
Intrum Justitia AB                              2.4%
   Commercial Services & Supplies, Sweden
Danske Bank AS                                  2.2%
   Commercial Banks, Denmark
Banque Cantonale Vaudoise                       2.2%
   Commercial Banks, Switzerland

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

(PHOTO OF CHARLES M. LAHR)


/s/ Charles M. Lahr
Charles M. Lahr, CFA
Portfolio Manager

Mutual Financial Services Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

CHARLES LAHR has been a portfolio manager for Mutual Financial Services Fund since 2004. He is also portfolio manager for Mutual Discovery Fund. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.


                              8 | Semiannual Report

Performance Summary as of 6/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS Z (SYMBOL: TEFAX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$4.14    $14.54    $18.68

CLASS A (SYMBOL: TFSIX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$4.16    $14.54    $18.70

CLASS B (SYMBOL: TBFSX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$4.11    $14.15    $18.26

CLASS C (SYMBOL: TMFSX)   CHANGE   6/30/08   12/31/07
-----------------------   ------   -------   --------
Net Asset Value (NAV)     -$4.18    $14.41    $18.59


                              Semiannual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS Z                          6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                          -------          -------   -------   ---------
Cumulative Total Return(2)        -22.16%          -32.78%   +32.02%    +108.46%
Average Annual Total Return(3)    -22.16%          -32.78%    +5.71%      +7.62%
Value of $10,000 Investment(4)   $ 7,784          $ 6,722   $13,202    $ 20,846
   Total Annual Operating
      Expenses(5)                          1.11%

CLASS A                          6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                          -------          -------   -------   ---------
Cumulative Total Return(2)        -22.25%          -32.98%   +29.95%    +101.76%
Average Annual Total Return(3)    -26.71%          -36.83%    +4.14%      +6.64%
Value of $10,000 Investment(4)   $ 7,329          $ 6,317   $12,250    $ 19,018
   Total Annual Operating
      Expenses(5)                          1.40%

                                                                      INCEPTION
CLASS B                          6-MONTH           1-YEAR    5-YEAR    (1/1/99)
-------                          -------          -------   -------   ---------
Cumulative Total Return(2)        -22.51%          -33.47%   +25.67%    +108.55%
Average Annual Total Return(3)    -25.61%          -35.96%    +4.40%      +8.05%
Value of $10,000 Investment(4)   $ 7,439          $ 6,404   $12,403    $ 20,855
   Total Annual Operating
      Expenses(5)                          2.11%

CLASS C                          6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                          -------          -------   -------   ---------
Cumulative Total Return(2)        -22.49%          -33.44%   +25.64%    +88.88%
Average Annual Total Return(3)    -23.26%          -34.06%    +4.67%     +6.57%
Value of $10,000 Investment(4)   $ 7,673          $ 6,722   $12,564    $18,888
   Total Annual Operating
      Expenses(5)                          2.11%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                             10 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS IMPACTING THE SECTOR. IN ADDITION, THE FUND INVESTS IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/08      VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
                                           -----------------   --------------   ----------------------
CLASS Z
Actual                                           $1,000           $  778.40             $ 5.08
Hypothetical (5% return before expenses)         $1,000           $1,019.14             $ 5.77
CLASS A
Actual                                           $1,000           $  777.50             $ 6.41
Hypothetical (5% return before expenses)         $1,000           $1,017.65             $ 7.27
CLASS B
Actual                                           $1,000           $  774.90             $ 9.49
Hypothetical (5% return before expenses)         $1,000           $1,014.17             $10.77
CLASS C
Actual                                           $1,000           $  775.10             $ 9.49
Hypothetical (5% return before expenses)         $1,000           $1,014.17             $10.77

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.15%; A: 1.45%; B: 2.15%; and C: 2.15%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 13

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS

                                                  SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2008    ------------------------------------------------------------
CLASS Z                                             (UNAUDITED)       2007         2006         2005         2004         2003
-------                                          -----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  18.68        $  22.59     $  21.59     $  20.45     $  20.06     $  15.92
                                                    --------        --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ...................         0.37            0.51         0.40         0.44         0.34         0.23
   Net realized and unrealized gains
      (losses) ................................        (4.51)          (2.41)        3.76         2.40         2.70         4.58
                                                    --------        --------     --------     --------     --------     --------
Total from investment operations ..............        (4.14)          (1.90)        4.16         2.84         3.04         4.81
                                                    --------        --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ......................           --           (0.61)       (0.57)       (0.49)       (0.32)       (0.24)
   Net realized gains .........................           --           (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                    --------        --------     --------     --------     --------     --------
Total distributions ...........................           --           (2.01)       (3.16)       (1.70)       (2.65)       (0.67)
                                                    --------        --------     --------     --------     --------     --------
Redemption fees ...............................           --(c)           --(c)        --(c)        --(c)        --(c)        --
                                                    --------        --------     --------     --------     --------     --------
Net asset value, end of period ................     $  14.54        $  18.68     $  22.59     $  21.59     $  20.45     $  20.06
                                                    ========        ========     ========     ========     ========     ========
Total return(d) ...............................       (22.16)%         (8.71)%      19.73%       14.14%       15.62%       30.23%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ...................................         1.15%(g)        1.11%(g)     1.08%(g)     1.12%(g)     1.10%(g)     1.13%
Expenses - excluding dividend expense on
   securities sold short ......................         1.14%(g)        1.11%(g)     1.08%(g)     1.11%(g)     1.09%(g)     1.11%
Net investment income .........................         4.57%           2.25%        1.71%        2.10%        1.65%        1.28%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $130,860        $164,890     $213,874     $174,864     $166,175     $151,918
Portfolio turnover rate .......................        11.26%          49.87%       62.65%       31.71%       38.40%       25.78%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Mutual Financial Services Fund

                                                  SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2008    ------------------------------------------------------------
CLASS A                                             (UNAUDITED)       2007         2006         2005         2004         2003
-------                                          -----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  18.70        $  22.60     $  21.61     $  20.47     $  20.08     $  15.95
                                                    --------        --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ...................         0.35            0.44         0.33         0.37         0.27         0.16
   Net realized and unrealized gains
      (losses) ................................        (4.51)          (2.40)        3.76         2.41         2.70         4.58
                                                    --------        --------     --------     --------     --------     --------
Total from investment operations ..............        (4.16)          (1.96)        4.09         2.78         2.97         4.74
                                                    --------        --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ......................           --           (0.54)       (0.51)       (0.43)       (0.25)       (0.18)
   Net realized gains .........................           --           (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                    --------        --------     --------     --------     --------     --------
Total distributions ...........................           --           (1.94)       (3.10)       (1.64)       (2.58)       (0.61)
                                                    --------        --------     --------     --------     --------     --------
Redemption fees ...............................           --(c)           --(c)        --(c)        --(c)        --(c)        --
                                                    --------        --------     --------     --------     --------     --------
Net asset value, end of period ................     $  14.54        $  18.70     $  22.60     $  21.61     $  20.47     $  20.08
                                                    ========        ========     ========     ========     ========     ========
Total return(d) ...............................       (22.25)%         (8.99)%      19.35%       13.82%       15.17%       29.79%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ...................................         1.45%(g)        1.40%(g)     1.39%(g)     1.42%(g)     1.44%(g)     1.48%
Expenses - excluding dividend expense on
   securities sold short ......................         1.44%(g)        1.40%(g)     1.39%(g)     1.41%(g)     1.43%(g)     1.46%
Net investment income .........................         4.27%           1.96%        1.40%        1.80%        1.31%        0.93%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $366,468        $441,180     $557,768     $359,058     $296,778     $264,411
Portfolio turnover rate .......................        11.26%          49.87%       62.65%       31.71%       38.40%       25.78%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Mutual Financial Services Fund

                                                  SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2008    ------------------------------------------------------------
CLASS B                                             (UNAUDITED)       2007         2006         2005         2004         2003
-------                                          -----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $ 18.26         $ 22.08      $ 21.17      $ 20.09      $ 19.76      $ 15.73
                                                     -------         -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income(b) ...................         0.27            0.27         0.16         0.23         0.14         0.05
   Net realized and unrealized gains
      (losses) ................................        (4.38)          (2.33)        3.68         2.34         2.64         4.49
                                                     -------         -------      -------      -------      -------      -------
Total from investment operations ..............        (4.11)          (2.06)        3.84         2.57         2.78         4.54
                                                     -------         -------      -------      -------      -------      -------
Less distributions from:
   Net investment income ......................           --           (0.36)       (0.34)       (0.28)       (0.12)       (0.08)
   Net realized gains .........................           --           (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                     -------         -------      -------      -------      -------      -------
Total distributions ...........................           --           (1.76)       (2.93)       (1.49)       (2.45)       (0.51)
                                                     -------         -------      -------      -------      -------      -------
Redemption fees ...............................           --(c)           --(c)        --(c)        --(c)        --(c)        --
                                                     -------         -------      -------      -------      -------      -------
Net asset value, end of period ................      $ 14.15         $ 18.26      $ 22.08      $ 21.17      $ 20.09      $ 19.76
                                                     =======         =======      =======      =======      =======      =======
Total return(d) ...............................       (22.51)%         (9.58)%      18.51%       13.03%       14.51%       28.88%
RATIOS TO AVERAGE NET ASSETS(e) ...............
Expenses(f) ...................................         2.15%(g)        2.11%(g)     2.08%(g)     2.12%(g)     2.10%(g)     2.12%
Expenses - excluding dividend expense on
   securities sold short ......................         2.14%(g)        2.11%(g)     2.08%(g)     2.11%(g)     2.09%(g)     2.10%
Net investment income .........................         3.57%           1.25%        0.71%        1.10%        0.65%        0.29%
SUPPLEMENTAL DATA .............................
Net assets, end of period (000's) .............      $20,143         $30,756      $46,085      $42,526      $42,614      $34,219
Portfolio turnover rate .......................        11.26%          49.87%       62.65%       31.71%       38.40%       25.78%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Mutual Financial Services Fund

                                                  SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2008    ------------------------------------------------------------
CLASS C                                             (UNAUDITED)       2007         2006         2005         2004         2003
-------                                          -----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  18.59        $  22.46     $  21.51     $  20.39     $  20.02     $  15.92
                                                    --------        --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ...................         0.29            0.28         0.16         0.23         0.13         0.05
   Net realized and unrealized gains
      (losses) ................................        (4.47)          (2.37)        3.73         2.38         2.68         4.55
                                                    --------        --------     --------     --------     --------     --------
Total from investment operations ..............        (4.18)          (2.09)        3.89         2.61         2.81         4.60
                                                    --------        --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ......................           --           (0.38)       (0.35)       (0.28)       (0.11)       (0.07)
   Net realized gains .........................           --           (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                    --------        --------     --------     --------     --------     --------
Total distributions ...........................           --           (1.78)       (2.94)       (1.49)       (2.44)       (0.50)
                                                    --------        --------     --------     --------     --------     --------
Redemption fees ...............................           --(c)           --(c)        --(c)        --(c)        --(c)        --
                                                    --------        --------     --------     --------     --------     --------
Net asset value, end of period ................     $  14.41        $  18.59     $  22.46     $  21.51     $  20.39     $  20.02
                                                    ========        ========     ========     ========     ========     ========
Total return(d) ...............................       (22.49)%         (9.60)%      18.52%       13.06%       14.46%       28.87%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ...................................         2.15%(g)        2.11%(g)     2.08%(g)     2.12%(g)     2.10%(g)     2.13%
Expenses - excluding dividend expense on
   securities sold short ......................         2.14%(g)        2.11%(g)     2.08%(g)     2.11%(g)     2.09%(g)     2.11%
Net investment income .........................         3.57%           1.25%        0.71%        1.10%        0.65%        0.28%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $149,466        $183,684     $225,305     $169,000     $155,698     $141,233
Portfolio turnover rate .......................        11.26%          49.87%       62.65%       31.71%       38.40%       25.78%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2008 (UNAUDITED)

                                                                                COUNTRY           SHARES            VALUE
                                                                            --------------   ----------------   ------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 84.4%
             CAPITAL MARKETS 6.3%
             D. Carnegie & Co. AB .......................................       Sweden                931,850   $ 12,452,718
             Gottex Fund Management Holdings Ltd. .......................     Switzerland              68,816      1,987,344
             Legg Mason Inc. ............................................    United States             71,542      3,117,085
             Marfin Investment Group Holdings SA ........................       Greece                994,503      7,861,041
             Tullett Prebon PLC .........................................   United Kingdom          1,941,744     16,634,291
                                                                                                                ------------
                                                                                                                  42,052,479
                                                                                                                ------------
             COMMERCIAL BANKS 22.0%
      (a, b) Alliance Bank & Trust Co. ..................................    United States            226,100      1,480,955
   (a, b, c) Atlantic Banc Holdings Inc. ................................    United States            350,000      3,500,000
             Banco Popolare SpA .........................................        Italy                574,768     10,208,735
             Bank of Cyprus Public Co. Ltd. .............................       Cyprus                392,644      4,785,311
             Banque Cantonale Vaudoise ..................................     Switzerland              44,100     14,635,242
             BNP Paribas SA .............................................       France                220,650     19,991,439
         (a) Cape Bancorp Inc. ..........................................    United States             32,393        316,156
             Danske Bank AS .............................................       Denmark               517,029     14,955,655
      (a, c) Elephant Capital Holdings Ltd. .............................        Japan                  5,268        569,717
      (a, c) First Chicago Bancorp ......................................    United States            496,868      6,956,152
         (a) Guaranty Bancorp ...........................................    United States          1,333,807      4,801,705
             Hypo Real Estate Holding AG ................................       Germany               179,726      5,028,849
             Intesa Sanpaolo SpA ........................................        Italy              1,442,346      8,238,481
             Intesa Sanpaolo SpA, di Risp ...............................        Italy                147,000        762,103
             Mitsubishi UFJ Financial Group Inc. ........................        Japan                612,602      5,429,836
      (a, c) NCB Warrant Holdings Ltd., A ...............................        Japan                 25,741        251,620
             PacWest Bancorp ............................................    United States            403,331      6,001,565
             Royal Bank of Scotland Group PLC ...........................   United Kingdom            208,824        894,464
             Societe Generale, A ........................................       France                149,485     13,014,110
         (a) Southern National Bancorp of Virginia Inc. .................    United States            290,840      2,354,350
             Sumitomo Mitsui Financial Group Inc. .......................        Japan                    741      5,576,781
             Svenska Handelsbanken AB, A ................................       Sweden                278,531      6,635,103
             Swedbank AB, A .............................................       Sweden                219,136      4,238,009
             U.S. Bancorp ...............................................    United States            209,068      5,830,907
                                                                                                                ------------
                                                                                                                 146,457,245
                                                                                                                ------------
             COMMERCIAL SERVICES & SUPPLIES 2.9%
         (a) Comdisco Holding Co. Inc. ..................................    United States                103            984
      (a, d) Comdisco Holding Co. Inc., Contingent Distribution .........    United States          4,645,036             --
             Intrum Justitia AB .........................................       Sweden                894,680     16,300,259
      (a, e) Protection One Inc. ........................................    United States            370,533      3,112,477
                                                                                                                ------------
                                                                                                                  19,413,720
                                                                                                                ------------
             CONSUMER FINANCE 1.6%
             American Express Co. .......................................    United States                400         15,068
      (a, c) Cerberus CG Investor I LLC .................................    United States          1,139,363        593,279
      (a, c) Cerberus CG Investor II LLC ................................    United States          1,139,363        593,279
      (a, c) Cerberus CG Investor III LLC ...............................    United States            569,682        296,640
      (a, c) Cerberus FIM Investors Auto Finance LLC ....................    United States          1,255,339        418,777
      (a, c) Cerberus FIM Investors Commercial Finance LLC ..............    United States            104,566         34,883
      (a, c) Cerberus FIM Investors Commercial Mortgage LLC .............    United States            195,993         65,383
      (a, c) Cerberus FIM Investors Insurance LLC .......................    United States            958,613        319,790
      (a, c) Cerberus FIM Investors Rescap LLC ..........................    United States          1,784,739        595,383


                             18 | Semiannual Report

Mutual Financial Services Fund

                                                                                COUNTRY           SHARES            VALUE
                                                                            --------------   ----------------   ------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             CONSUMER FINANCE 1.6%
         (a) SLM Corp. ..................................................    United States            248,550   $  4,809,443
         (a) White River Capital Inc. ...................................    United States            172,799      2,532,153
                                                                                                                ------------
                                                                                                                  10,274,078
                                                                                                                ------------
             DIVERSIFIED BANKS 0.7%
      (a, c) The Bankshares Inc. ........................................    United States            456,903      4,569,030
                                                                                                                ------------
             DIVERSIFIED FINANCIAL SERVICES 14.8%
         (a) Banca Italease .............................................        Italy                144,761      1,384,740
             Bolsas Y Mercados Espanoles ................................        Spain                200,687      7,473,442
             Deutsche Boerse AG .........................................       Germany               164,902     18,614,645
             Fortis .....................................................       Belgium             1,473,439     23,595,184
         (a) Fortis VVPR Strip ..........................................       Belgium               439,970          6,928
             Guinness Peat Group PLC ....................................   United Kingdom          6,083,077      6,343,700
             Hellenic Exchanges SA Holding ..............................        Greece               615,070      7,747,914
             KBC Ancora .................................................       Belgium                76,330      6,670,502
             Osaka Securities Exchange Co. Ltd. .........................        Japan                  1,023      4,307,267
             Oslo Bors VPS Holding ASA ..................................        Norway               911,000     22,722,220
                                                                                                                ------------
                                                                                                                  98,866,542
                                                                                                                ------------
             INSURANCE 19.3%
             Allianz SE .................................................       Germany                25,912      4,561,964
             American International Group Inc. ..........................    United States             67,200      1,778,112
             AmTrust Financial Services Inc. ............................    United States            840,831     10,594,470
         (a) Argo Group International Holdings Ltd. .....................    United States            190,910      6,406,940
             Assicurazioni Generali SpA .................................        Italy                 87,487      3,357,139
         (a) Berkshire Hathaway Inc., A .................................    United States                 37      4,467,750
         (a) Berkshire Hathaway Inc., B .................................    United States                216        866,592
             Brit Insurance Holdings PLC ................................   United Kingdom            351,614      1,229,383
         (a) CNinsure Inc., ADR .........................................        China                316,070      4,636,747
         (a) Conseco Inc. ...............................................    United States            149,880      1,486,810
             Hartford Financial Services Group Inc. .....................    United States            113,740      7,344,192
      (a, c) Imagine Group Holdings Ltd. ................................       Bermuda               551,589      6,745,933
             Lancashire Holdings Ltd. ...................................   United Kingdom          1,281,708      7,813,658
             Maiden Holdings Ltd. .......................................    United States            150,000        960,000
         (f) Maiden Holdings Ltd., 144A .................................    United States          1,500,000      9,600,000
      (a, c) Olympus Re Holdings Ltd. ...................................    United States              7,480         22,616
      (a, b) Protector Forsikring ASA ...................................        Norway             4,360,410      5,908,879
             Prudential Financial Inc. ..................................    United States             46,220      2,761,183
         (c) Symetra Financial ..........................................    United States          1,020,510     13,327,860
             The Travelers Cos. Inc. ....................................    United States             81,913      3,555,024
             Tower Australia Group Ltd. .................................      Australia            2,736,404      7,577,249
             White Mountains Insurance Group Ltd. .......................    United States             38,048     16,322,592
             Zurich Financial Services AG ...............................     Switzerland              29,526      7,558,540
                                                                                                                ------------
                                                                                                                 128,883,633
                                                                                                                ------------
             MULTILINE RETAIL 0.4%
             Jelmoli Holding AG .........................................     Switzerland               1,039      2,690,313
                                                                                                                ------------


                             Semiannual Report | 19

Mutual Financial Services Fund

                                                                                COUNTRY           SHARES            VALUE
                                                                            --------------   ----------------   ------------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             REAL ESTATE 8.1%
             Annaly Capital Management Inc. .............................    United States            303,570   $  4,708,371
         (a) Conwert Immobilien Invest SE ...............................       Austria               593,121     10,198,498
             DIC Asset AG ...............................................       Germany               175,343      4,428,565
         (a) Dolphin Capital Investors Ltd. .............................   Virgin Islands          5,486,000     10,820,190
                                                                               (British)
             Eurocastle Investment Ltd. .................................  Guernsey Islands           633,467      6,104,438
         (a) Francono Rhein-Main AG .....................................       Germay              1,377,430      4,099,224
             Franconofurt AG ............................................       Germany                60,885        372,932
             NR Nordic and Russia Properties Ltd. .......................       Sweden              3,246,158      3,169,068
         (a) Patrizia Immobilien AG .....................................       Germany               376,679      1,844,599
             Redwood Trust Inc. .........................................    United States            157,856      3,597,538
         (c) Star Asia Finance Ltd., 144A ...............................        Japan                968,500      2,518,100
             Vivacon AG .................................................       Germany               201,987      1,924,195
                                                                                                                ------------
                                                                                                                  53,785,718
                                                                                                                ------------
             REAL ESTATE INVESTMENT TRUST (REIT) 0.4%
             Champion REIT ..............................................      Hong Kong            6,152,000      2,848,276
                                                                                                                ------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT 0.5%
             IVG Holding AG .............................................       Germany               176,536      3,483,009
                                                                                                                ------------
             THRIFTS & MORTGAGE FINANCE 7.4%
             Aareal Bank AG .............................................       Germany               297,429      7,287,242
             Abington Bancorp Inc. ......................................    United States            576,850      5,260,872
         (e) BankUnited Financial Corp., A ..............................    United States            372,090        357,207
             First Clover Leaf Financial Corp. ..........................    United States             11,253         93,287
         (f) Hatteras Financial Corp., 144A .............................    United States            240,000      5,697,600
         (g) Hudson City Bancorp Inc. ...................................    United States            254,000      4,236,720
             Interhyp AG ................................................       Germany               176,782     17,675,920
         (a) Oritani Financial Corp. ....................................    United States            184,430      2,950,880
             Viewpoint Financial Group ..................................    United States             66,972        985,828
             Washington Mutual Inc. .....................................    United States             72,306        660,690
             Westfield Financial Inc. ...................................    United States            474,380      4,293,139
                                                                                                                ------------
                                                                                                                  49,499,385
                                                                                                                ------------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $679,992,520) .....................................                                        562,823,428
                                                                                                                ------------
             PREFERRED STOCK (COST $604,938) 0.1%
             DIVERSIFIED FINANCIAL SERVICES 0.1%
         (a) United Fiduciary, LLC, pfd. ................................    United States            604,938        604,938
                                                                                                                ------------

                                                                                             PRINCIPAL AMOUNT
                                                                                             ----------------
             CORPORATE BONDS & NOTES 1.3%
         (c) Cerberus CG Investor I LLC, 12.00%, 7/31/14 ................    United States   $      1,000,000        520,711
         (c) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ...............    United States          1,000,000        520,711
         (c) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ..............    United States            500,000        260,355
         (c) Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ..    United States          3,763,457      1,255,478
         (c) Cerberus FIM Investors Commercial Finance LLC, 12.00%,
                11/22/13 ................................................    United States            313,698        104,649
         (c) Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
                11/22/13 ................................................    United States            587,978        196,148


                             20 | Semiannual Report

Mutual Financial Services Fund

                                                                                COUNTRY      PRINCIPAL AMOUNT       VALUE
                                                                            --------------   ----------------   ------------
             CORPORATE BONDS & NOTES (CONTINUED)
         (c) Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 .....    United States   $      2,875,838   $    959,371
         (c) Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ........    United States          5,354,217      1,786,150
      (c, h) Pontus I LLC, junior note, 144A, FRN,
                5.231%, 7/24/09 .........................................    United States            983,856        844,217
                5.685%, 7/24/09 .........................................    United States            888,673      1,066,889
                6.475%, 7/24/09 .........................................    United States            865,518        744,317
      (c, h) Pontus II Trust, junior note, 144A, FRN, 6.475%, 6/25/09 . .    United States            432,803        372,196
                                                                                                                ------------
                TOTAL CORPORATE BONDS & NOTES (COST $18,566,039) ........                                          8,631,192
                                                                                                                ------------
                COMPANIES IN LIQUIDATION 0.0%
      (a, c) Augsburg Re AG .............................................     Switzerland              10,745             --
                                                                                                                ------------
         (c) Augsburg Re AG, zero cpn., 8/31/08 .........................     Switzerland             123,572             --
                                                                                                                ------------
             TOTAL COMPANIES IN LIQUIDATION (COST $134,317)
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $699,297,814) .....................................                                        572,059,558
                                                                                                                ------------
             SHORT TERM INVESTMENTS 13.9%
             U.S. GOVERNMENT AND AGENCY SECURITIES 13.4%
         (i) FHLB,
                7/01/08 .................................................    United States         46,200,000     46,200,000
                7/02/08 .................................................    United States         10,000,000      9,999,410
                7/03/08 - 4/09/09 .......................................    United States         33,520,000     33,292,885
                                                                                                                ------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $89,519,725) ......................................                                         89,492,295
                                                                                                                ------------
             TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
                (COST $788,817,539) .....................................                                        661,551,853
                                                                                                                ------------

                                                                                                  SHARES
                                                                                             ----------------
         (j) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
             SECURITIES 0.5%
             MONEY MARKET FUND (COST $3,398,191) 0.5%
         (k) Bank of New York Institutional Cash Reserve Fund, 2.53%         United States          3,398,191      3,398,191
                                                                                                                ------------
             TOTAL INVESTMENTS (COST $792,215,730) 99.7%                                                         664,950,044
             OPTIONS WRITTEN 0.0%(L)                                                                                 (76,200)
             NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS
                (0.6)%                                                                                            (3,691,327)
             OTHER ASSETS, LESS LIABILITIES 0.9%                                                                   5,755,363
                                                                                                                ------------
             NET ASSETS 100.0%                                                                                  $666,937,880
                                                                                                                ------------


                             Semiannual Report | 21

Mutual Financial Services Fund

                                                                                COUNTRY          CONTRACTS          VALUE
                                                                            --------------   ----------------   ------------
         (m) OPTIONS WRITTEN (PREMIUMS RECEIVED $219,688)
             THRIFTS & MORTGAGE FINANCE 0.0%m
             Hudson City Bancorp Inc., July 17.50 Calls, 7/19/08 ........    United States              2,540   $     76,200
                                                                                                                ------------

SELECTED PORTFOLIO ABBREVIATIONS
ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
REIT - Real Estate Investment Trust

(a)  Non-income producing for the twelve months ended June 30, 2008.

(b)  See Note 10 regarding holdings of 5% voting securities.

(c)  See Note 8 regarding restricted securities.

(d) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(e) A portion or all of the security is on loan as of June 30, 2008. See Note 1(g).

(f) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2008, the aggregate value of these securities was $15,297,600, representing 2.29% of net assets.

(g) A portion or all of the security is held in connection with written option contracts open at period end.

(h)  The coupon rate shown represents the rate at period end.

(i)  The security is traded on a discount basis with no stated coupon rate.

(j)  See Note 1(g) regarding securities on loan.

(k)  The rate shown is the annualized seven-day yield at period end.

(l)  Rounds to less than 0.1% of net assets.

(m)  See Note 1(e) regarding written options.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Mutual Financial Services Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................    $ 776,503,197
      Cost - Non-controlled affiliated issuers (Note 10) ......       15,712,533
                                                                   -------------
      Total cost of investments ...............................    $ 792,215,730
                                                                   =============
      Value - Unaffiliated issuers ............................    $ 654,060,210
      Value - Non-controlled affiliated issuers (Note 10) .....       10,889,834
                                                                   -------------
      Total value of investments (includes securities
         loaned in the amount of $2,658,938) ..................      664,950,044
   Cash .......................................................          214,338
   Foreign currency, at value (cost $3,783,168) ...............        3,767,344
   Receivables:
      Investment securities sold ..............................        4,164,542
      Capital shares sold .....................................        1,959,160
      Dividends and interest ..................................        5,022,525
   Unrealized gain on forward exchange contracts (Note 7) .....        1,226,930
   Other assets ...............................................          214,199
                                                                   -------------
         Total assets .........................................      681,519,082
                                                                   -------------
Liabilities:
   Payables:
      Investment securities purchased .........................        2,324,175
      Capital shares redeemed .................................        2,432,205
      Affiliates ..............................................        1,229,488
   Options written, at value (premiums received $219,688) .....           76,200
   Payable upon return of securities loaned ...................        3,398,191
   Unrealized loss on forward exchange contracts (Note 7) .....        4,918,256
   Accrued expenses and other liabilities .....................          202,687
                                                                   -------------
         Total liabilities ....................................       14,581,202
                                                                   -------------
            Net assets, at value ..............................    $ 666,937,880
                                                                   -------------
Net assets consist of:
   Paid-in capital ............................................    $ 804,202,622
   Undistributed net investment income ........................       14,032,000
   Net unrealized appreciation (depreciation) .................     (130,762,497)
   Accumulated net realized gain (loss) .......................      (20,534,245)
                                                                   -------------
            Net assets, at value ..............................    $ 666,937,880
                                                                   =============

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 23

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2008 (unaudited)

CLASS Z:
   Net assets, at value .........................................   $130,860,287
                                                                    ------------
   Shares outstanding ...........................................      8,998,663
                                                                    ------------
   Net asset value and maximum offering price per share(a) ......   $      14.54
                                                                    ------------
CLASS A:
   Net assets, at value .........................................   $366,468,337
                                                                    ------------
   Shares outstanding ...........................................     25,201,832
                                                                    ------------
   Net asset value per share(a) .................................   $      14.54
                                                                    ------------
   Maximum offering price per share (net asset value
      per share / 94.25%)........................................   $      15.43
                                                                    ------------
CLASS B:
   Net assets, at value .........................................   $ 20,143,221
                                                                    ------------
   Shares outstanding ...........................................      1,423,554
                                                                    ------------
   Net asset value and maximum offering price per share(a) ......   $      14.15
                                                                    ------------
CLASS C:
   Net assets, at value .........................................   $149,466,035
                                                                    ------------
   Shares outstanding ...........................................     10,373,119
                                                                    ------------
   Net asset value and maximum offering price per share(a). .....   $      14.41
                                                                    ------------

(a) Redemption price is equal to net asset value less contingent deferred sales, if applicable, and redemption fees retained by the fund.

   The accompanying notes are an integral part of these financial statements.


                            24 | Semiannual Report

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2008 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $2,053,604) ..............   $  18,901,913
   Interest ....................................................       1,914,894
   Income from securities loaned ...............................         288,008
                                                                   -------------
            Total investment income ............................      21,104,815
                                                                   -------------
Expenses:
   Management fees (Note 3a) ...................................       2,956,632
   Administrative fees (Note 3b) ...............................         280,947
   Distribution fees: (Note 3c)
      Class A ..................................................         600,910
      Class B ..................................................         124,274
      Class C ..................................................         825,381
   Transfer agent fees (Note 3e) ...............................         672,394
   Custodian fees (Note 4) .....................................          98,576
   Reports to shareholders .....................................          63,637
   Registration and filing fees ................................          44,403
   Professional fees ...........................................          53,715
   Trustees' fees and expenses .................................           7,150
   Dividends on securities sold short ..........................          49,803
   Other .......................................................          14,148
                                                                   -------------
            Total expenses .....................................       5,791,970
            Expense reductions (Note 4) ........................          (3,015)
                                                                   -------------
               Net expenses ....................................       5,788,955
                                                                   -------------
                  Net Investment Income ........................      15,315,860
                                                                   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ..................................       8,226,326
         Non-controlled affiliated issuers (Note 10) ...........      (2,565,160)
      Written options ..........................................          34,696
      Foreign currency transactions ............................     (28,660,345)
                                                                   -------------
               Net realized gain (loss) ........................     (22,964,483)
                                                                   -------------
   Net change in unrealized appreciation
         (depreciation) on:
      Investments ..............................................    (181,665,542)
      Translation of assets and liabilities
         denominated in foreign currencies .....................       1,339,215
                                                                   -------------
               Net change in unrealized appreciation
                  (depreciation) ...............................    (180,326,327)
                                                                   -------------
Net realized and unrealized gain (loss) ........................    (203,290,810)
                                                                   -------------
Net increase (decrease) in net assets resulting
   from operations .............................................   $(187,974,950)
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 25

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED         YEAR ENDED
                                                     JUNE 30, 2008    DECEMBER 31,
                                                      (UNAUDITED)         2007
                                                     -------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................   $  15,315,860   $   19,077,293
      Net realized gain (loss) from investments,
         written options, synthetic equity swaps,
         and foreign currency transactions .......     (22,964,483)      48,246,026
      Net change in unrealized appreciation
         (depreciation) on investments and
         translation of assets and liabilities
         denominated in foreign currencies .......    (180,326,327)    (158,541,852)
                                                     -------------   --------------
            Net increase (decrease) in net assets
               resulting from operations .........    (187,974,950)     (91,218,533)
                                                     -------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class Z .................................              --       (5,237,527)
         Class A .................................              --      (12,467,378)
         Class B .................................              --         (613,237)
         Class C .................................              --       (3,628,332)
      Net realized gains:
         Class Z .................................              --      (12,010,868)
         Class A .................................              --      (32,373,433)
         Class B .................................              --       (2,369,277)
         Class C .................................              --      (13,398,613)
                                                     -------------   --------------
   Total distributions to shareholders                          --      (82,098,665)
                                                     -------------   --------------
   Capital share transactions: (Note 2)
         Class Z .................................       2,965,355      (14,311,619)
         Class A .................................      27,288,797      (23,031,413)
         Class B .................................      (4,167,910)      (8,804,710)
         Class C .................................       8,312,159       (3,068,654)
                                                     -------------   --------------
   Total capital share transactions ..............      34,398,401      (49,216,396)
                                                     -------------   --------------
   Redemption fees ...............................           5,351           10,203
                                                     -------------   --------------
            Net increase (decrease) in net
               assets ............................    (153,571,198)    (222,523,391)
Net assets:
   Beginning of period ...........................     820,509,078    1,043,032,469
                                                     -------------   --------------
   End of period .................................   $ 666,937,880   $  820,509,078
                                                     =============   ==============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
   End of period .................................   $  14,032,000   $   (1,283,860)
                                                     =============   ==============

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Financial Services Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund.


                             Semiannual Report | 27

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                             28 | Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


                             Semiannual Report | 29

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT

The Fund may engage in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                             30 | Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                             Semiannual Report | 31

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

1. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                          SIX MONTHS ENDED                 YEAR ENDED
                                            JUNE 30, 2008              DECEMBER 31, 2007
                                      -------------------------   ---------------------------
                                        SHARES        AMOUNT         SHARES         AMOUNT
                                      ----------   ------------   -----------   -------------
CLASS Z SHARES:
   Shares sold.....................    1,035,660   $ 17,328,087     1,142,965   $  25,747,515
   Shares issued in reinvestment of
      distributions ...............           --             --       798,044      15,799,592
   Shares redeemed.................     (865,484)   (14,362,732)   (2,578,954)    (55,858,726)
                                      ----------   ------------    ----------   -------------
   Net increase (decrease).........      170,176     $2,965,355      (637,945)  $ (14,311,619)
                                      ==========   ============    ==========   =============
CLASS A SHARES:
   Shares sold.....................    6,926,145   $115,421,114     8,273,263   $ 185,555,532
   Shares issued in reinvestment of
      distributions ...............           --             --     2,082,149      41,350,983
   Shares redeemed.................   (5,315,394)   (88,132,317)  (11,440,654)   (249,937,928)
                                      ----------   ------------    ----------   -------------
   Net increase (decrease).........    1,610,751   $ 27,288,797    (1,085,242)  $ (23,031,413)
                                      ==========   ============    ==========   =============
CLASS B SHARES:
   Shares sold.....................       77,692   $  1,300,041        91,173   $   1,940,538
   Shares issued in reinvestment of
      distributions ...............           --             --       141,355       2,759,025
   Shares redeemed.................     (338,068)    (5,467,951)     (636,193)    (13,504,273)
                                      ----------   ------------    ----------   -------------
   Net increase (decrease).........     (260,376)  $ (4,167,910)     (403,665)  $  (8,804,710)
                                      ==========   ============    ==========   =============
CLASS C SHARES:
   Shares sold.....................    2,059,014   $ 34,009,706     2,125,234   $  47,085,730
   Shares issued in reinvestment of
      distributions ...............           --             --       769,413      15,205,291
   Shares redeemed.................   (1,564,106)   (25,697,547)   (3,045,901)    (65,359,675)
                                      ----------   ------------    ----------   -------------
   Net increase (decrease).........      494,908   $  8,312,159      (151,254)  $  (3,068,654)
                                      ==========   ============    ==========   =============


                             32 | Semiannual Report

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------                                             -----------
Franklin Mutual Advisers, LLC (Franklin Mutual)        Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC              Transfer agent
   (Investor Services)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.800%                Up to and including $1 billion
0.770%                Over $1 billion, up to and including $2 billion
0.750%                Over $2 billion, up to and including $5 billion
0.730%                In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.150%                Up to and including $200 million
0.135%                Over $200 million, up to and including $700 million
0.100%                Over $700 million, up to and including $1.2 billion
0.075%                In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


                             Semiannual Report | 33

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...............................................   0.35%
Class B ...............................................   1.00%
Class C ...............................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ........................   $220,337
Contingent deferred sales charges retained ............   $ 31,572

E. TRANSFER AGENT FEES

For the period ended June 30, 2008, the Fund paid transfer agent fees of $672,394, of which $389,827 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $42,256.

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments ...................................   $ 795,212,006
                                                          -------------
Unrealized appreciation ...............................   $  54,814,318
Unrealized depreciation ...............................    (185,076,280)
                                                          -------------
Net unrealized appreciation (depreciation) ............   $(130,261,962)
                                                          =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to different treatments of foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and synthetic equity swaps.


                             34 | Semiannual Report

Mutual Financial Services Fund

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and synthetic equity swaps.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and security sold short) for the period ended June 30, 2008, aggregated $78,861,704 and $111,374,577, respectively.

Transactions in options written during the period ended June 30, 2008, were as follows:

                                  NUMBER OF   PREMIUMS
                                  CONTRACTS   RECEIVED
                                  ---------   --------
Options outstanding at December
   31, 2007 ...................       304     $ 34,696
Options written ...............     2,540      219,688
Options expired ...............      (304)     (34,696)
Options exercised .............        --           --
Options closed ................        --           --
                                    -----     --------
Options outstanding at June 30,
   2008 .......................     2,540     $219,688
                                    =====     ========

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                                   CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
                                                    AMOUNT        DATE         GAIN          LOSS
                                                 -----------   ----------   ----------   -----------
CONTRACTS TO BUY
        2,745,386   Swiss Franc ..............   $ 2,660,000     7/07/08    $   27,851   $        --
          480,000   British Pound Sterling ...       951,072     9/10/08            --           (59)
       12,868,740   Danish Krone .............     2,700,000    10/23/08            51            --
       10,149,108   Euro .....................       888,686    12/15/08            --        (9,626)
CONTRACTS TO SELL
       23,695,926   Swiss Franc ..............    22,917,133     7/07/08            --      (282,195)
       23,166,829   Euro .....................    36,444,768     7/14/08        27,423       (33,790)
       17,380,000   Euro .....................    25,570,157     7/25/08            --    (1,759,767)
       31,630,754   Euro .....................    48,867,819     8/13/08            --      (823,147)
       18,896,480   British Pound Sterling ...    36,980,412     9/10/08            --      (455,927)
      213,782,951   Swedish Krona ............    34,929,510     9/16/08            --      (404,704)
        7,291,423   Australian Dollar ........     6,759,149     9/17/08            --      (153,852)
    1,436,594,377   Japanese Yen .............    14,739,857     9/19/08     1,147,496            --
       25,000,000   Euro .....................    38,906,160     9/24/08            --      (284,155)
        6,000,000   Euro .....................     9,277,500    10/14/08            --      (118,289)
       73,529,024   Danish Krone .............    15,166,878    10/23/08            --      (259,746)
       29,291,380   Euro .....................    45,643,254    11/13/08            --      (153,416)


                             Semiannual Report | 35

Mutual Financial Services Fund

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                   CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
                                                    AMOUNT        DATE         GAIN          LOSS
                                                 -----------   ----------   ----------   -----------
CONTRACTS TO SELL (CONTINUED)
      120,964,475   Norwegian Krone ..........   $23,392,859    11/19/08    $       --   $   (28,346)
        7,569,477   New Zealand Dollar .......     5,639,260    12/10/08        24,109            --
        7,775,284   Euro .....................    11,984,823    12/15/08            --      (151,237)
                                                                            ----------   -----------
Unrealized gain (loss) on forward exchange contracts ...................     1,226,930    (4,918,256)
                                                                            ----------   -----------
   NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ...................                 $(3,691,326)
                                                                                         ===========

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL
AMOUNT/                                                   ACQUISITION
SHARES      ISSUER                                           DATES             COST         VALUE
---------   ---------------------------------------   ------------------   -----------   -----------
  350,000   Atlantic Banc Holdings Inc. ...........         2/01/07         $3,500,000   $3,500,000
   10,745   Augsburg Re AG ........................         5/25/06             10,745           --
  123,572   Augsburg Re AG, zero cpn., 8/31/08 ....         5/25/06            123,572           --
1,139,363   Cerberus CG Investor I LLC ............         6/17/08          1,139,363      593,279
1,000,000   Cerberus CG Investor I LLC, 12.00%,
               7/31/14 ............................         7/26/07          1,000,000      520,711
1,139,363   Cerberus CG Investor II LLC ...........         6/17/08          1,139,363      593,279
1,000,000   Cerberus CG Investor II LLC,
               12.00%, 7/31/14 ....................         7/26/07          1,000,000      520,711
  569,682   Cerberus CG Investor III LLC ..........         6/17/08            569,682      296,640
  500,000   Cerberus CG Investor III LLC,
               12.00%, 7/31/14 ....................         7/26/07            500,000      260,355
1,255,339   Cerberus FIM Investors Auto Finance
               LLC ................................        11/20/06          1,255,339      418,777
3,763,457   Cerberus FIM investors Auto Finance
               LLC, 12.00%, 11/22/13 ..............        11/21/06          3,763,457    1,255,478
  104,566   Cerberus FIM Investors Commercial
               Finance LLC ........................        11/20/06            104,566       34,883
  313,698   Cerberus FIM Investors Commercial
               Finance LLC, 12.00%, 11/22/13 ......        11/20/06            313,698      104,649


                             36 | Semiannual Report

Mutual Financial Services Fund

8. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL
AMOUNT/                                                  ACQUISITION
SHARES      ISSUER                                           DATES             COST         VALUE
---------   ---------------------------------------   ------------------   -----------   -----------
  195,993   Cerberus FIM Investors Commercial
               Mortgage LLC .......................        11/20/06        $   195,993   $    65,383
  587,978   Cerberus FIM Investors Commercial
               Mortgage LLC, 12.00%. 11/22/13 .....        11/20/06            587,978       196,148
  958,613   Cerberus FIM investors Insurance
               LLC ................................        11/20/06            958,613       319,790
2,875,838   Cerberus FIM investors Insurance LLC,
               12.00%, 11/22/13 ...................        11/20/06          2,875,838       959,371
1,784,739   Cerberus FIM investors Rescap LLC .....        11/20/06          1,784,739       595,383
5,354,217   Cerberus FIM investors Rescap LLC,
               12.00%, 11/22/13 ...................        11/20/06          5,354,217     1,786,150
    5,268   Elephant Capital Holdings Ltd. ........    8/29/03 - 3/10/08       689,942       569,717
  496,868   First Chicago Bancorp .................        11/16/06          6,956,152     6,956,152
  551,589   Imagine Group Holdings Ltd. ...........         8/31/04          5,649,099     6,745,933
   25,741   NCB Warrant Holdings Ltd., A ..........   12/16/05 - 3/10/08       271,013       251,620
    7,480   Olympus Re Holdings Ltd. ..............        12/19/01            736,314        22,616
            Pontus I LLC, junior note, 144A, FRN,
  888,673      5.685%, 7/24/09 ....................         2/25/08            888,673     1,066,889
  983,856      5.231%, 7/24/09 ....................         1/22/08            983,856       844,218
  865,518      6.475%, 7/24/09 ....................         2/12/08            865,518       744,317
  432,803   Pontus II Trust, junior note, 144A,
               FRN, 6.475%, 6/25/09 ...............         2/29/08            432,803       372,196
  968,500   Star Asia Finance Ltd., 144A ..........    2/22/07 - 5/18/07     9,836,925     2,518,100
1,020,510   Symetra Financial .....................         7/27/04         11,730,000    13,327,860
  456,903   The Bankshares Inc. ...................         3/22/07          4,569,030     4,569,030
                                                                                         -----------
            TOTAL RESTRICTED SECURITIES (7.50% of Net Assets) .........................  $50,009,635
                                                                                         ===========

9. UNFUNDED CAPITAL COMMITMENTS

At June 30, 2008, the Fund had aggregate unfunded capital commitments to investments of $401,591.


                             Semiannual Report | 37

Mutual Financial Services Fund

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2008, were as shown below.

                              NUMBER OF
                                SHARES                             NUMBER OF
                               HELD AT                               SHARES        VALUE AT                     REALIZED
                              BEGINNING     GROSS       GROSS      HELD AT END      END OF       INVESTMENT     CAPITAL
NAME OF ISSUER                OF PERIOD   ADDITIONS   REDUCTIONS    OF PERIOD       PERIOD         INCOME      GAIN (LOSS)
--------------                ---------   ---------   ----------   -----------   -----------     ----------   ------------
NON-CONTROLLED AFFILIATES
Alliance Bank & Trust Co ..     226,100       --             --       226,100    $ 1,480,955         $--      $        --
Atlantic Banc Holdings ....     350,000       --             --       350,000      3,500,000          --               --
Franconofurt AG ...........     499,260       --        438,375        60,885             --(a)       --       (2,565,160)
Protector Forsikring ASA ..   4,360,410       --             --     4,360,410      5,908,879          --               --
                                                                                 -----------         ---      -----------
   TOTAL NON-CONTROLLED AFFILIATES (1.63% of Net Assets) .....................   $10,889,834         $--      $(2,565,160)
                                                                                 ===========         ===      ===========

(a) As of June 30, 2008, no longer an affiliate.

11. REORGANIZATION TO A DELAWARE STATEMENT TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Mutual Series Funds, formerly known as the Franklin Mutual Series Funds, Inc. The reorganization became effective on May 1, 2008.

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                             38 | Semiannual Report

Mutual Financial Services Fund

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                           LEVEL 1       LEVEL 2       LEVEL 3         TOTAL
                                        ------------   -----------   -----------   ------------
ASSETS:
   Investments in Securities ........   $518,912,833   $92,890,486   $53,146,725   $664,950,044
   Other Financial Instruments(a) ...             --     1,226,930            --      1,226,930
LIABILITIES:
   Options Written ..................         76,200            --            --         76,200
   Other Financial Instruments(a) ...             --     4,918,256            --      4,918,256

(a) Other financial instruments may include net unrealized appreciation (depreciation) of futures, forward exchange contracts, swaps and unfunded loan commitments.

At June 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                             INVESTMENTS IN
                                                               SECURITIES
                                                             --------------
Beginning Balance - January 1, 2008 ......................    $ 65,170,199
   Net realized gain (loss) ..............................              --
   Net change in unrealized appreciation (depreciation) ..     (17,019,719)
   Net purchases (sales) .................................       4,996,245
   Transfers in and/or out of Level 3 ....................              --
                                                              ------------
Ending Balance ...........................................    $ 53,146,725
                                                              ============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ....    $(17,019,719)
                                                              ============

13. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 39

Mutual Financial Services Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including a majority of the independent trustees, in 2008, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings solely dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the trustees received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                             40 | Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's long-term performance is a significant component of incentive-based compensation. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual trustees who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                             Semiannual Report | 41

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2007. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional financial services funds. The Fund had total returns in the second best performing quintile for the one-year period ended December 31, 2007, and had annualized total returns for the three- and five-year periods in the best and second best performing quintiles, respectively. The trustees noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2007, was in the best performing quintile and exceeded 11%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2007. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The trustees noted that the Fund's overall expense ratio has declined over such period. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff and the effective investment management fee rate charged comparable accounts


                             42 | Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

managed by the Fund's investment manager. The trustees noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund's contractual management fee rate and total expenses were in each case in the second most expensive quintile of its Lipper expense group. The Board believed such expenses to be acceptable in view of the Fund's performance and other factors such as the quality and experience of its portfolio managers and research staff and noted that the Fund's contractual management fee rate and total expense ratio were within 12 and 6 basis points, respectively, of its Lipper expense group median.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


                             Semiannual Report | 43

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The trustees believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                             44 | Semiannual Report

Mutual Financial Services Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 45

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


(FRANKLIN TEMPLETON INVESTMENTS LOGO)                   One Franklin Parkway
                                                        San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL FINANCIAL SERVICES FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

479 S2008 08/08

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


Item 4. Principal Accountant Fees and Services.       N/A


Item 5. Audit Committee of Listed Registrants.       N/A


Item 6. Schedule of Investments.            N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies.  N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/GALEN G. VETTER
----------------------------
Galen G. Vetter
Chief Executive Officer -
 Finance and Administration
Date  August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/GALEN G. VETTER
----------------------------
Galen G. Vetter
Chief Executive Officer -
 Finance and Administration
Date  August 27, 2008


By /s/LAURA F. FERGERSON
----------------------------
Laura F. Fergerson
Chief Financial Officer and
Chief Accounting Officer
Date  August 27, 2008